UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Filed by a party other than the Registrant

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FLEX LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLEX LTD.

SUPPLEMENT TO PROXY STATEMENT DATED OCTOBER 5, 2026

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2026

On October 5, 2026, Flex Ltd. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with the Company’s Extraordinary General Meeting of Shareholders to be held on November 2, 2026. Capitalized terms used but not defined herein have their respective meanings set forth in the Proxy Statement, except as noted below.

In connection with Proposal No. 2 of the Proxy Statement, the Company is filing this supplement (this “Supplement”) to the Proxy Statement to include the forms of the Guadalajara Leases and the Guadalajara Site Services Agreements (each as defined below), and the Existing Warrant, the Warrant Amendment and the form of Spinco Warrant (each as defined below), as Annexes U, V, W, X and Y to the Proxy Statement. The name of the Warrantholder before the Warrant Amendment is corrected to be Amazon.com NV Investment Holdings LLC.

In connection with the separation and distribution, certain Spinco and Flex subsidiaries expect to enter into two long-term lease agreements pursuant to which the applicable Flex subsidiaries will continue to occupy certain buildings and related areas at the Guadalajara, Mexico campus following the Distribution (collectively, the “Guadalajara Leases”), and Spinco and/or certain of its subsidiaries intend to enter into two site services agreements with Flex and/or certain of its subsidiaries governing the provision of certain facility, utility and other site-based services pursuant to service level agreements at the Guadalajara, Mexico campus following the Distribution (collectively, the “Guadalajara Site Services Agreements”). The Guadalajara Leases are expected to address the leased premises, the term, rent and other charges, as well as access to and use of common areas and shared infrastructure and the parties’ respective maintenance and repair obligations. The forms of the Guadalajara Leases and the forms of the Guadalajara Site Services Agreements (including the service level agreements for power and water), each as may be modified or supplemented prior to the Distribution Date, are attached as Annex A and Annex B, respectively, to this Supplement.

Separately, on October 9, 2026, Flex, the Warrantholder and the Assignee entered into an amendment (the “Warrant Amendment”) to the Warrant (the “Existing Warrant”) which, as previously described in the Proxy Statement, provides that instead of Spinco shares, Spinco will issue to the Assignee a fully vested warrant to purchase Spinco shares at an exercise price of $0.01 per share (the “Spinco Warrant”). The full text of the Existing Warrant, the Warrant Amendment and the form of Spinco Warrant are attached as Annex C, D and E, respectively, to this Supplement.

This Supplement, including Annexes A, B, C, D and E, should be read in conjunction with the Proxy Statement. Except as described above, this Supplement does not amend, supplement or otherwise affect the Proxy Statement.

Annex A

LEASE AGREEMENT

(GUAD NORTH — Carretera Base Aérea, Zapopan, Jalisco, Mexico)

THIS LEASE AGREEMENT (this “Lease”) is entered into by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican corporation (“Landlord”), and the Tenant named below, and is dated as of the Effective Date (as defined on the signature page).

BASIC LEASE INFORMATION

Tenant:	FLEXTRONICS PLASTICS, S.A. DE C.V. (“FPL” or “Tenant”), a Mexican corporation.

Related Lease:	The lease agreement of even date herewith between Landlord and FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V. (“FTM”) in respect of Buildings 27, 29, 31 and 33 and thirty percent (30%) of Building 24 at the Site (the “FTM Lease”). This Lease and the FTM Lease are independent of each other: the obligations of Tenant and FTM are not joint and several, and no breach or default under either of them shall constitute a breach or default under the other. See Section 36(i).

Site:	The industrial campus known as Guad North, comprised of four (4) parcels totaling approximately 532,832 m², covered by public deeds Nos. 10,558, 42,464, 41,195 and 18,759, as legally described on Exhibit A-1 (each a “Parcel” and collectively, the “Site”).

Premises:	Buildings 3, 5 and 7, together with the Exclusive Areas and the right to use the Shared Areas, all as identified on the Site Plan attached as Exhibit A and as further described on Exhibit B (the “Premises”). Final areas per Exhibit B.

Commencement Date:	[•]

Lease Term:	Twenty-five (25) years from the Commencement Date (the “Primary Term”), being the maximum period permitted for real property devoted to industry under Article 2045 of the Civil Code of the State of Jalisco, subject to Tenant’s rights under Sections 4 and 24.

Base Rent:	U.S.$[•] per square foot of the Premises per calendar month, as set forth on Addendum 1. Denominated in U.S. Dollars, adjusted annually in accordance with Section 5(c).

Operating Expenses:	Borne by Landlord as provided in Section 7. Property tax (impuesto predial), insurance premiums and contributions for improvements (contribuciones de mejoras) are for Landlord’s account. This Lease is a gross lease, and no maintenance, repair, replacement or operating costs of the Site, the Shared Areas or the Premises shall be passed through to Tenant, as provided in Section 9(c).

Site Services:	Electricity, water and the other services provided by Landlord under the Site Services Agreement (Guad North) and the Service Level Agreements thereunder (collectively, the “SSA”), as referenced in Section 8.

Addenda:	1. Base Rent Schedule; 2. Extension Options and Year-25 Election; 3. [Intentionally Omitted]; 4. Usufruct Economics.

Exhibits:	A. Site Plan (Exclusive Areas and Shared Areas); A-1. Legal Descriptions of the Parcels and Permitted Exceptions; B. Buildings, Areas and Measurements; C. Shared Areas, Parking, Docks, Trailer Routes and Logistics; D. Maintenance Matrix; E. Form of ROFO/ROFR Purchase Agreement; F. SSA and Service Level Agreements; G. Pending Urbanization Obligations; H. Form of Estoppel Certificate; I. Signage and Branding Plan; J. Delivery Condition Report; K. Site Equipment Inventory and Environmental Baseline Report.

1. GRANTING CLAUSE; DELIVERY; CONDITION OF THE PREMISES

(a)

In consideration of the obligation of Tenant to pay Rent as herein provided and of the other terms, covenants and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, including (i) the exclusive right to use and occupy the Exclusive Areas, (ii) the non-exclusive right to use the Shared Areas in common with Landlord and the other occupants of the Site, and (iii) all easements, rights of way and appurtenances necessary or convenient for the use of the Premises for the Permitted Uses, including vehicular and pedestrian ingress and egress to and from the public roads serving the Site.

(b)

Landlord shall not voluntarily grant any easement, right of way, restriction, covenant or other encumbrance, nor amend or terminate any existing one, that affects the Exclusive Areas or that would materially and adversely affect Tenant’s operations at the Premises or its access thereto, including through the Shared Areas or the access routes described on Exhibit C, without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall not voluntarily grant or create any easement, right of way, restriction, covenant or other encumbrance affecting the Premises, the Shared Areas or the Site, other than the subleases and occupancy rights permitted under Section 20, without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(c)

Condition of the Premises. The Premises are existing, constructed and in operation, and Tenant takes them in their condition as of the Commencement Date, as inspected by Tenant, on an “as-is” basis, subject only to the following, which are conditions of delivery and not merely representations: (i) as of the Commencement Date, the Building systems and equipment serving the Premises (including electrical, mechanical, fire protection, HVAC, ventilation, water, sewer, compressed air, lighting, dock doors, dock levelers and elevators) shall be in good working order consistent with their operation immediately prior to the Commencement Date and in compliance with all Legal Requirements, except as otherwise recorded in the Baseline Condition Report; (ii) the Premises shall be free of any condition, other than as recorded in the Baseline Condition Report, that prevents, restricts or conditions the operation of Tenant’s business as conducted immediately prior to the Commencement Date; and (iii) Landlord and Tenant shall jointly prepare and execute, on the Commencement Date, a delivery and acceptance certificate (acta de entrega-recepción) and inventory of the Premises, and attach as Exhibit J a delivery condition report (the “Delivery Condition Report”) recording, as of the Commencement Date, the physical, environmental and regulatory compliance condition of the Premises (including urban development, environmental, civil protection, structural, permitting and licensing matters), the status of the Building systems, the meter readings and the keys handed over, the existing operating permits and licenses, the existing utility infrastructure and metering, and the outstanding regulatory matters listed on Exhibit G; and (iv) Landlord and Tenant shall jointly prepare, each Party bearing its own costs, no later than the Commencement Date, and the Parties shall attach as Exhibit K, (A) an inventory of the Site Equipment (as defined in Section 3(e)) located on, within, above or adjacent to the Buildings comprising the Premises, identifying for each item its owner, location, function, the Buildings or operations it serves, whether it is installed on a permanent or temporary basis, and any commitment previously made for its relocation or removal, it being acknowledged that Tenant and its Affiliates have operated such equipment prior to the Commencement Date and are familiar with it; Tenant shall, for that purpose, provide Landlord with the information in its possession regarding such equipment, including its maintenance records (and Landlord shall likewise provide Tenant with the information in its possession regarding the Site Equipment and the Premises, including maintenance records, manuals, warranties and Permits), and shall separately identify in the inventory any machinery, equipment or other property owned by Tenant, its Affiliates or its customers, which shall not constitute Site Equipment, shall remain the property of its owner, and shall be governed by Section 11(b), and (B) a baseline environmental report prepared by the Parties, confirming compliance or non-compliance of each item of Site Equipment and of the Premises with the applicable Mexican Official Standards, including NOM-081-SEMARNAT-1994 and NOM-085-SEMARNAT-2011. The Delivery Condition Report (including the delivery and acceptance certificate) and Exhibit K shall together constitute the “Baseline Condition Report”.

(d)

Any condition identified in the Delivery Condition Report as non-compliant, deficient or pending shall be corrected by Landlord at its sole cost and expense within [•] days following the Commencement Date, or within such longer period as the Parties agree in writing where correction cannot reasonably be completed within that period, and Landlord’s failure to do so shall entitle Tenant to the remedies set forth in Sections 9(d) and 25. The foregoing applies to any item of Site Equipment or condition of the Premises recorded in Exhibit K as failing to meet an applicable Mexican Official Standard, which Landlord shall remediate, modify, relocate, replace or remove, at its sole cost and expense, within the period set forth in this Section 1(d), without prejudice to Section 3(f). Any condition, defect or non-compliance with Legal Requirements (including urban development, environmental, civil protection, structural, permitting and licensing matters) existing at the Premises or the Site prior to the Commencement Date shall not be the responsibility of either Party, shall be recorded in the Baseline Condition Report and, where its correction is necessary under Legal Requirements or is required by any Governmental Authority, shall be corrected by Landlord at its sole cost and expense within [•] days following notice from either Party (or such longer period as is reasonably necessary, provided Landlord commences the correction within that period and diligently pursues it to completion). Tenant shall be responsible for, and shall indemnify, defend and hold harmless Landlord from and against any and all Losses arising out of, any non-compliance or damage caused by the operations of Tenant or its employees, contractors or invitees at the Premises or in the Shared Areas from and after the Commencement Date, and shall correct it at its sole cost and expense within [•] days following notice from Landlord (or such longer period as is reasonably necessary, provided Tenant commences the correction within that period and diligently pursues it to completion), failing which Landlord may exercise the rights set forth in Section 10. Notwithstanding anything to the contrary in this Lease, indemnification in respect of matters covered by this Section 1(d) shall be limited to actual and documented damages finally awarded by a court or arbitral tribunal of competent jurisdiction, or fines and penalties finally imposed by a Governmental Authority.

2. REPRESENTATIONS AND WARRANTIES

Landlord represents and warrants to Tenant, as of the Effective Date and as of the Commencement Date, that:

(a)

Landlord is a Mexican corporation duly incorporated and validly existing under the laws of Mexico, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•], and registered with the Public Registry of Commerce of [•] under electronic commercial folio No. [•], and it has the corporate capacity and all corporate authorizations required to enter into this Lease and to perform its obligations hereunder.

(b)

Its legal representative has sufficient powers and authority, which have not been amended, limited or revoked, to execute this Lease in its name and on its behalf, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•].

(c)

Landlord is registered with the Federal Taxpayers Registry under number [•], is not and has not been included in any list published by the Tax Administration Service (Servicio de Administración Tributaria, “SAT”) under Articles 69 or 69-B of the Federal Tax Code, and holds a positive tax compliance opinion (opinión de cumplimiento), and Landlord is in compliance with the Federal Law for the Prevention and Identification of Transactions with Resources of Illicit Origin (Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita) and acquired the Parcels with funds derived from lawful sources.

(d)

Landlord holds good and marketable title to each Parcel, free and clear of any lien, mortgage, trust, attachment, encumbrance, option, right of first refusal or other third-party right, other than the Permitted Exceptions identified on Exhibit A-1, as evidenced in the public deeds listed on Exhibit A-1 and in the certificates of no liens (certificados de libertad de gravamen) dated [•] and the certificates of no tax indebtedness (constancias de no adeudo) in respect of property tax, water and other public services dated [•].

(e)

Except as expressly disclosed on Exhibit G or recorded in the Baseline Condition Report, (i) each Parcel complies with all Legal Requirements applicable to it, including land use, urbanization, subdivision, land cession, construction, occupancy, environmental and water authorizations, and (ii) Landlord has not received any notice from any Governmental Authority asserting any violation, revocation, suspension or conditioning of any such authorization, or any notice of expropriation, condemnation or public works affecting any Parcel.

(f)

The Premises and the Site have the electrical capacity, water supply and drainage, gas distribution and telecommunications infrastructure required to operate the Premises for the Permitted Uses at the levels at which they are operated immediately prior to the Commencement Date, and Landlord holds, or the applicable permit holder at the Site holds, all Permits necessary as of the Commencement Date for the provision of the services contemplated by the SSA.

(g)

There is no litigation, arbitration, administrative proceeding or claim pending or, to Landlord’s knowledge, threatened against Landlord that, if adversely determined, would adversely affect title to any Parcel, the Premises, Tenant’s use and enjoyment thereof, or Landlord’s ability to perform this Lease or the SSA.

(h)

Landlord has disclosed to Tenant all agreements affecting the Site that restrict or condition the use of the Premises, the Shared Areas or the access routes, including any covenants, park regulations, easements, reciprocal access agreements and utility agreements.

(i)

Landlord has disclosed to Tenant all complaints, claims, letters, requirements, inspections, proceedings and orders received from neighbors, neighborhood associations or any Governmental Authority in respect of noise, atmospheric emissions, vibration or odor at the Site during the [•] years preceding the Effective Date, together with all mitigation plans, measurement reports and commitments agreed with them, and, except as so disclosed and as recorded on Exhibit K, the Site and the Site Equipment comply with the applicable Mexican Official Standards on noise and atmospheric emissions.

The representations and warranties of Landlord set forth in Sections 2(a), 2(b), 2(d), 2(e) and 2(i) and in Section 28(a) (the “Landlord Fundamental Representations”) shall survive the Commencement Date and remain in effect throughout the Lease Term, and the remaining representations and warranties of Landlord shall survive for a period of [•] months following the Commencement Date. Landlord shall indemnify and hold Tenant harmless from any Losses arising out of a breach of any such representation or warranty, provided that any claim in respect of a representation or warranty other than a Landlord Fundamental Representation is notified to Landlord within the applicable survival period and provided further that Landlord shall have no liability in respect of any matter expressly disclosed on Exhibit G or recorded in the Baseline Condition Report, without prejudice to Landlord’s obligations under Sections 1(d) and 16.

Notwithstanding anything to the contrary contained in this Lease (including, without limitation, Landlord’s failure to disclose any matter required to be disclosed on any Exhibit hereto), Tenant agrees that no representation or warranty of Landlord in this Lease shall be deemed to be untrue or incorrect, and Landlord shall not be deemed to be in breach thereof, if Tenant or any of its employees as of or prior to the Commencement Date had knowledge on the Commencement Date of any such undisclosed matter or that any such representation or warranty was untrue or incorrect.

Tenant represents and warrants to Landlord, as of the Effective Date and as of the Commencement Date, that:

(j)

Tenant is a Mexican company duly incorporated and validly existing under the laws of Mexico, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•], and registered with the Public Registry of Commerce of [•] under electronic commercial folio No. [•], and it has the corporate capacity and all corporate authorizations required to enter into this Lease and to perform its obligations hereunder.

(k)

Its legal representative has sufficient powers and authority, which have not been amended, limited or revoked, to execute this Lease in its name and on its behalf, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•].

(l)

Tenant is registered with the Federal Taxpayers Registry under number [•], is not and has not been included in any list published by the SAT under Articles 69 or 69-B of the Federal Tax Code, and holds a positive tax compliance opinion (opinión de cumplimiento).

(m)

There is no litigation, arbitration, administrative proceeding or claim pending or, to Tenant’s knowledge, threatened against Tenant that, if adversely determined, would adversely affect Tenant’s ability to perform this Lease.

(n)

The funds used by Tenant to pay Rent and the other amounts payable hereunder derive from lawful sources, and Tenant is in compliance with the Federal Law for the Prevention and Identification of Transactions with Resources of Illicit Origin (Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita).

The representations and warranties of Tenant set forth in Sections 2(j) and 2(k) shall survive the Commencement Date and remain in effect throughout the Lease Term, and the remaining representations and warranties of Tenant shall survive for a period of [•] months following the Commencement Date. Tenant shall indemnify and hold Landlord harmless from any Losses arising out of a breach of any such representation or warranty, provided that any claim in respect of a representation or warranty other than those set forth in Sections 2(j) and 2(k) is notified to Tenant within the applicable survival period.

3. USE; OPERATIONS

(a)

The Premises may be used for the manufacture, assembly, testing, repair, refurbishment and reverse logistics of electronic, electromechanical, medical, automotive and industrial products and components; for receiving, storing, packing, shipping and distributing products, materials, components and merchandise; for warehousing and distribution; for general office, engineering, laboratory, training, cafeteria, medical service, data center and administrative use; for the parking, storage, loading, unloading and circulation of automobiles, trucks and trailers, including driving into and through the Buildings for loading and unloading; for the outdoor storage of Tenant’s Property (being the property described in Section 11(b)); for the installation and operation of rooftop and yard equipment, including solar panels, antennas, emergency generators, compressed air and nitrogen systems, chillers, tanks, batteries and alternative fuel cells; and for any other lawful ancillary or related use (collectively, the “Permitted Uses”). Tenant may use the Premises twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year.

(b)

So long as Tenant is FTM, FPL or any Flex Affiliate, the Premises may also be used for any other lawful use that does not increase the demand for services under the SSA beyond the levels committed thereunder and does not require a change in land use or in any Permit held by Landlord.

(c)

Landlord shall not conduct, nor permit any other occupant of the Site to conduct, any activity at the Site that (i) unreasonably interferes with Tenant’s operations, access, logistics or the circulation of trailers described on Exhibit C, (ii) causes vibration, noise, dust, odor, electromagnetic interference or emissions that adversely affect Tenant’s manufacturing processes or the certification of its production lines, or (iii) would cause the cancellation of, or a material increase in the premium of, any insurance policy required to be maintained hereunder. Tenant shall not conduct, nor permit any of the Tenant Parties to conduct, any activity at the Site that (i) unreasonably interferes with the operations, access or logistics of Landlord or of the other occupants of the Site, (ii) causes vibration, noise, dust, odor, electromagnetic interference or emissions that adversely affect the operations of Landlord or of the other occupants of the Site, or (iii) would cause the cancellation of, or a material increase in the premium of, any insurance policy required to be maintained hereunder.

(d)

Tenant shall use the Premises in compliance with all Legal Requirements and shall obtain and maintain, at its cost, all Permits relating to its own operations at the Premises, shall comply in full with all conditions and requirements imposed by any Governmental Authority in respect thereof, and shall ensure that its use of the Premises does not cause emissions (in particular noise, odor or light) exceeding the level customary at the location and in the industry, to the extent such use goes beyond the use existing as of the Commencement Date. Landlord shall, at no out-of-pocket cost to Landlord, cooperate with Tenant in obtaining, maintaining, renewing and amending any such Permit, including by executing any application, consent, plan, letter of ownership or authorization required from the owner of the Premises, within [•] Business Days following Tenant’s request. Landlord shall, in turn, obtain and maintain, at its cost, all Permits relating to the Site, the Buildings, the Shared Areas, the Site Equipment and its own operations, and shall comply in full with all conditions and requirements imposed by any Governmental Authority in respect thereof, and Tenant shall, at no out-of-pocket cost to Tenant, cooperate with Landlord in obtaining, maintaining, renewing and amending any such Permit, including by executing any application, consent or authorization required from the occupant of the Premises, within [•] Business Days following Landlord’s request.

(e)

Site Equipment. The Parties acknowledge that certain equipment owned by Landlord, including, without limitation, HVAC systems, chillers and associated building equipment, as well as air conditioning, ventilation, extraction, compressed air and combustion equipment, is installed on, within, above or adjacent to the Buildings comprising the Premises, serves Tenant’s operations in whole or in part, and may be operated by Tenant (the “Site Equipment”). The Site Equipment includes all such equipment existing at the Buildings as of the Commencement Date, and excludes any equipment installed by Tenant, which is governed by Section 11(b). Any item of Site Equipment that exclusively serves one or more of the Buildings comprising the Premises, as identified in the inventory included in Exhibit K, is referred to herein as “Dedicated Site Equipment”. The Site Equipment forms part of the Premises leased hereunder and is not a service provided under the SSA or any Service Level Agreement. The Parties further acknowledge that the Site Equipment is delivered, and Tenant accepts it, in the condition, location and configuration recorded in Exhibit K, including any item recorded there as installed on a temporary basis or as failing to meet an applicable Mexican Official Standard, provided that Tenant shall be responsible for any such failure to the extent caused by the use or operations of the Tenant Parties, as provided in Section 3(f).

(f)

Compliance; Remediation; No Default. Landlord shall at all times keep the Site Equipment in compliance with all Legal Requirements, including the applicable Mexican Official Standards on noise and atmospheric emissions, irrespective of its location and of who operates it, except to the extent that any non-compliance results from Tenant’s failure to perform its maintenance and repair obligations in respect of the Dedicated Site Equipment under Section 10, or from the operation of any Site Equipment by the Tenant Parties in breach of the manufacturer’s specifications, in which case Tenant shall be responsible, at its sole cost and expense, for the repair, remediation or other works required to restore such Site Equipment to compliance (and, where any replacement is required as a result, for its cost, as provided in Section 9(c)). Subject to the foregoing, if any item of Site Equipment fails or ceases to meet any such standard, Landlord shall, at Landlord’s election and at Landlord’s sole cost and expense, either (i) remediate, modify, encapsulate, relocate, replace or remove it, and implement any mitigation measure required, within thirty (30) days following notice from Tenant (or, if it cannot reasonably be completed within that period, such longer period as is reasonably necessary, provided Landlord commences it within that period and diligently pursues it to completion), or such shorter period as any Governmental Authority may require, or (ii) indemnify, defend and hold harmless the Tenant Parties from and against any and all Losses arising out of or in connection with that item, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit, any claim of a neighbor, neighborhood association or third party, any remediation or mitigation cost, and any cost of adapting, relocating or interrupting Tenant’s operations. Landlord may not elect clause (ii) where the non-compliance has resulted, or is reasonably likely to result, in a closure order (clausura), suspension or other measure of a Governmental Authority affecting Tenant’s operations. The operation or use by Tenant of any item of Site Equipment in the condition, location and configuration recorded in Exhibit K shall not constitute a breach of this Lease or an Event of Default by Tenant, nor shall it be asserted by Landlord as a ground for any claim against Tenant, even where that item fails to meet an applicable standard, and no liability of any kind arising out of that condition shall be attributable to Tenant, without prejudice to Tenant’s responsibility for any non-compliance resulting from its failure to maintain and repair the Dedicated Site Equipment as required by Section 10. If Landlord fails to comply with clause (i) within the applicable period, Tenant may exercise the self-help right set forth in Section 9(d), and if any Governmental Authority orders the closure or suspension of all or part of the Premises, or revokes, suspends or conditions any Permit, as a result of the Site Equipment or of any noise, emission, vibration or odor not generated by Tenant’s own equipment, the consequences set forth in Section 16(e) shall apply.

Tenant Equipment and Operations. Tenant shall at all times keep the machinery, equipment, production lines and other installations owned or installed by Tenant, its Affiliates or its customers at the Premises (including any equipment referred to in Section 11(b)), and its use of and operations at the Premises or in the Shared Areas, in compliance with all Legal Requirements, including the applicable Mexican Official Standards on noise and atmospheric emissions, and with the conditions of the Permits relating to its own operations, except to the extent that any non-compliance results from the Site Equipment, from the failure of Landlord to perform its obligations hereunder, or from any act or omission of Landlord or of any other occupant of the Site. If any such equipment, use or operation fails or ceases to meet any such standard, Tenant shall, at Tenant’s election and at its sole cost and expense, either (i) remediate, modify, encapsulate, relocate, replace or remove it, and implement any mitigation measure required, within thirty (30) days following notice from Landlord (or, if it cannot reasonably be completed within that period, such longer period as is reasonably necessary, provided Tenant commences it within that period and diligently pursues it to completion), or such shorter period as any Governmental Authority may require, or (ii) indemnify, defend and hold harmless Landlord and its Affiliates from and against any and all Losses arising out of or in connection with that equipment, use or operation, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit held by Landlord, and any claim of a neighbor, neighborhood association or third party. Tenant may not elect clause (ii) where the non-compliance has resulted, or is reasonably likely to result, in a closure order (clausura), suspension or other measure of a Governmental Authority affecting the Site, Landlord’s operations or any Permit held by Landlord. If Tenant fails to comply with clause (i) within the applicable period, Landlord may exercise the rights set forth in Section 10. Any noise, emission, vibration or odor generated by Tenant’s own equipment or operations shall be for Tenant’s account, and shall not be asserted by Tenant as a ground for any claim against Landlord, rent abatement or termination under this Lease.

(g)

New Equipment. Landlord shall not install or relocate any equipment on, within or above the Buildings comprising the Premises or within the Exclusive Areas, nor install, relocate or modify the operation of any equipment, including any Site Equipment, adjacent thereto where doing so would materially and adversely affect Tenant’s operations or its compliance with any Legal Requirement or Permit, in each case without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall not install or relocate any equipment in the Shared Areas or elsewhere at the Site outside the Premises, other than as permitted under Sections 3(a) and 8(f), nor install, relocate or modify the operation of any equipment where doing so would materially and adversely affect the structure of the Buildings, the Site infrastructure, the operations of Landlord or of the other occupants of the Site, or Landlord’s compliance with any Legal Requirement or Permit, in each case without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(h)

Complaints, Monitoring and Attribution. Each Party shall notify the other, within [•] Business Days, of any complaint, claim, letter, requirement, inspection, proceeding or order received from a neighbor, a neighborhood association or any Governmental Authority in respect of noise, atmospheric emissions, vibration or odor at the Site. Landlord shall, at its cost, (i) cause perimeter measurements of noise and emissions to be taken at least once every [•] months by a laboratory or verification unit accredited before the Mexican Accreditation Entity, at the points recorded in Exhibit K, and deliver the results to Tenant, and (ii) maintain the mitigation plan and the periodic meetings with the neighboring developments, in which Tenant shall be entitled to participate, and implement at its cost any mitigation measure relating to the Site, the Shared Areas or the Site Equipment, except to the extent caused by the Tenant Parties’ operations or use, in which case Tenant shall bear the costs attributable thereto. Tenant shall deliver to Landlord the results of any measurement of noise or emissions taken by or for Tenant in respect of its operations at the Premises, shall cooperate in good faith with Landlord in the mitigation plan and the periodic meetings referred to in clause (ii), and shall implement at its cost any mitigation measure relating to its own equipment or operations, as provided in Section 3(f).

4. TERM; EXTENSION; YEAR-25 ELECTION

(a)	Primary Term. The Lease Term shall commence on the Commencement Date and, unless earlier terminated in accordance herewith, shall continue for twenty-five (25) years (the “Primary Term”).

(b)

Landlord Bound for the Full Term. The Primary Term is mandatory and irrevocable for Landlord for its entire duration. Landlord shall have no right to terminate this Lease, to refuse extension in accordance with Addendum 2, or to cease performance hereunder, prior to the expiration of the Primary Term, except pursuant to Section 26(c) following an Event of Default by Tenant that remains uncured after the expiration of the applicable cure period set forth in Section 26(a). Tenant’s termination rights are as set forth in Section 24. Nothing in this Lease shall exclude or limit the right of either Party to terminate this Lease for serious cause where such right cannot be waived under applicable law.

(c)

Statutory Extension. Nothing in this Lease shall be construed as a waiver by Tenant of its right, under Article 2051 of the Civil Code of the State of Jalisco, to an extension of the Lease Term equal to one fourth (1/4) of the period agreed herein, computed from the date on which Tenant took possession of the Premises as tenant, which right the Parties expressly acknowledge and preserve. Any extension exercised under Addendum 2 shall be in addition to, and not in substitution of, that statutory right, and Tenant may elect to exercise either or both.

(d)

Year-25 Election. No later than twelve (12) months prior to the expiration of the Primary Term, Tenant may deliver written notice to Landlord electing, at Tenant’s sole discretion, either or both of the following, and Landlord shall be obligated to implement the election so made:

(i)

Extension. An extension of the occupancy of the Premises on the same terms and conditions as those set forth in this Lease, except that the Base Rent for the first year of each extension period shall be the Market Rent determined in accordance with Section 4(f), and shall thereafter be adjusted annually in accordance with Section 5(c), for an additional one (1) period of [•] years. Given the limit established by Article 2045 of the Civil Code of the State of Jalisco, the Parties agree that Landlord’s obligation under this paragraph constitutes an irrevocable offer to enter into a new lease agreement in respect of the Premises, on the same terms and conditions as this Lease, save for the Base Rent determined as aforesaid, for the period elected by Tenant, which offer Landlord may not withdraw and which Tenant may accept by delivering the notice contemplated in this Section 4(d), whereupon the Parties shall execute such new lease agreement within [•] days following the determination of the Market Rent.

(ii)

Usufruct. The constitution in Tenant’s favor of a usufruct over the Premises, for the maximum period permitted by applicable law and on the same terms and conditions, mutatis mutandis as those set forth in this Lease, with the consideration for the usufruct determined on the basis of the Market Rent, as provided in Addendum 4.

(e)

If Tenant delivers no notice under Section 4(d) and the Lease Term expires, Tenant shall surrender the Premises in accordance with Section 26(e), without prejudice to Tenant’s statutory rights under Section 4(c), during which Tenant’s rights under Section 23 shall continue to apply.

(f)

Market Rent. For purposes of Section 4(d), “Market Rent” means the monthly rent per square foot that a willing tenant would pay and a willing landlord would accept, at arm’s length, for the lease of premises comparable to the Premises in the Guadalajara metropolitan area, for a term equal to the applicable extension period, taking into account the terms and conditions of this Lease (including its gross lease structure and the allocation of maintenance, repair and replacement obligations hereunder), and disregarding the value of any alteration, improvement or equipment made or installed by Tenant at its cost. The Market Rent shall be determined by an independent valuer selected from among Colliers, CBRE, JLL and Cushman & Wakefield (or their respective Mexican affiliates), [jointly appointed by the Parties within [•] days following delivery of Tenant’s notice under Section 4(d) or, failing agreement within that period, designated by lot (sorteo) from among those firms, before a notary public, at the request of either Party], provided that the valuer shall not have provided services to either Party or its Affiliates in respect of the Site during the [•] months preceding its appointment. The valuer shall deliver its determination to both Parties within [•] days following its appointment, and such determination shall be final and binding on the Parties, absent manifest error. The fees of the valuer shall be borne by the Parties in equal shares. Tenant may withdraw its election under Section 4(d)(i) by written notice to Landlord delivered within [•] days following receipt of the valuer’s determination, without liability, other than the reimbursement to Landlord of the portion of the fees of the valuer borne by Landlord, in which case this Lease shall expire at the end of the Lease Term then in effect, without prejudice to Tenant’s rights under Section 4(c).

5. BASE RENT; CURRENCY; ADJUSTMENT

(a)

Tenant shall pay Landlord Base Rent at a rate of U.S.$[•] per square foot of the Premises per calendar month, in the amounts set forth on Addendum 1, in equal monthly installments, in advance, on or before the [•] Business Day of each calendar month during the Lease Term, without demand, by bank transfer to the account notified by Landlord. Payments for any fractional calendar month shall be prorated. Base Rent for the first month shall be payable within [•] days following Tenant’s receipt of Landlord’s invoice. Any other amount invoiced by Landlord under this Lease shall be payable within [•] days following receipt of the invoice. Unless otherwise expressly provided herein, any amount payable by Landlord to Tenant under this Lease shall likewise be payable within [•] days following Landlord’s receipt of Tenant’s invoice or written demand, by bank transfer to the account notified by Tenant. For purposes of the foregoing, the area of the Premises shall be the area set forth on Exhibit B.

(b)

All amounts payable hereunder are denominated in U.S. Dollars. The Parties acknowledge that an essential element of their decision to enter into this Lease is that Rent be denominated in U.S. Dollars, and that pursuant to Article 8 of the Monetary Law of the United Mexican States, where the place of payment is in Mexico, Tenant may discharge its obligation by delivering the equivalent amount in Pesos at the exchange rate published by Banco de México in the Federal Official Gazette on the Business Day prior to the date payment is made. Each Party shall be responsible, at its own cost and discretion, for any measure it wishes to implement to mitigate currency fluctuation risk.

(c)	Base Rent shall be adjusted on each anniversary of the Commencement Date by [•] percent ([•]%) of the Base Rent in effect for the immediately preceding year.

(d)

Landlord shall issue and deliver to Tenant, for each payment, an electronic tax invoice (Comprobante Fiscal Digital por Internet) in XML and PDF format complying with Articles 29 and 29-A of the Federal Tax Code and all applicable tax administrative rules, including the property tax account number (número de cuenta predial) of the Premises and the payment complement (complemento de pago) where applicable. Tenant shall pay value added tax on Rent concurrently with the corresponding payment, against delivery of the applicable CFDI. Landlord shall deliver to Tenant, upon request and at least annually, an updated tax compliance opinion and tax situation certificate (constancia de situación fiscal), and shall indemnify Tenant for any tax, fine, surcharge, inflationary adjustment or interest that Tenant is required to pay as a result of the rejection of the deduction or crediting of any payment made hereunder due to the application of Articles 69 or 69-B of the Federal Tax Code. Tenant shall, correlatively, deliver to Landlord, upon request and at least annually, its updated tax compliance opinion and tax situation certificate, shall issue and deliver to Landlord a CFDI complying with the same requirements for any amount payable by Landlord to Tenant hereunder, and shall indemnify Landlord for any tax, fine, surcharge, inflationary adjustment or interest that Landlord is required to pay as a result of the rejection of the deduction or crediting of any such payment due to the application of Articles 69 or 69-B of the Federal Tax Code to Tenant.

(e)

“Rent” means Base Rent and any other amount payable by Tenant under this Lease. Tenant shall have no right to abate or reduce Rent except as expressly provided in Sections 8(d), 16, 17, 24(a)(ii) and 29(b).

6. [INTENTIONALLY OMITTED]

7. OPERATING EXPENSES; TAXES; INSURANCE COSTS

(a)

Landlord shall pay, as and when due and at its sole cost and expense, without reimbursement from Tenant except as provided in Sections 7(b) and 7(c): (i) property tax (impuesto predial) and any other ad valorem, real property or land-related tax, assessment or charge levied on or with respect to any Parcel, the Site, the Premises or this Lease; (ii) contributions for improvements (contribuciones de mejoras), betterment assessments and charges made by any public or quasi-public authority for infrastructure or public works related to the Site; (iii) water, sewer and sanitary charges other than those invoiced to Tenant under the SSA for the services consumed by Tenant; (iv) the premiums of the insurance policies Landlord is required to maintain under Section 18; (v) any property management fee; (vi) all costs of operating, repairing, replacing and maintaining the Shared Areas and the Site infrastructure; and (vii) any penalty, fine, surcharge or interest arising out of Landlord’s failure to pay any of the foregoing when due.

(b)

Tenant shall have no obligation to pay operating expenses, common area maintenance charges, management fees, property tax, insurance premiums, reserves or amortized capital costs in respect of the Site, the Shared Areas or the Premises, including the roof, roof membrane, waterproofing, structure, foundations, exterior and perimeter walls, bearing walls, windows and utilities up to the point of connection to the Premises, other than (i) the Monthly Costs payable under the SSA for the services Tenant receives thereunder, which shall not include any maintenance, repair or replacement cost or any structural, roof or capital cost of the Buildings or the Site, except for costs that Tenant has expressly agreed in writing to bear under the SSA or any Service Level Agreement in connection with any Additional Service, Change or increase in capacity or service level requested by Tenant, (ii) Tenant’s own operating costs at the Premises, including the cost of the maintenance referred to in Section 10, (iii) costs individually attributable to the Premises on the basis of separate meters, in particular electricity and telecommunications, to the extent not invoiced under the SSA, which shall be borne by Tenant alone, (iv) the costs of disposal of waste generated by the Tenant Parties at the Premises or in the Shared Areas, which shall be the sole responsibility of Tenant, (v) any increase in property tax or insurance premiums described in Sections 7(a)(i) and 7(a)(iv) to the extent resulting from Tenant’s specific use of or operations at the Premises or in the Shared Areas, or from alterations or improvements made by Tenant, and (vi) the costs of maintenance, repair or restoration of the Shared Areas to the extent attributable to the Tenant Parties’ operations or use, as provided in Section 10.

(c)

Tenant shall pay any tax levied directly on Tenant’s own property, inventory, equipment or operations at the Premises, and shall not be responsible for any income, business, corporate, flat-rate or franchise tax of Landlord, nor for any tax on the transfer of the Premises, nor for any penalty or interest incurred as a result of Landlord’s late payment of taxes. Value added tax on Rent shall be paid by Tenant to Landlord together with the corresponding Rent, and Landlord shall remit (enterar) such tax to the SAT in accordance with the Value Added Tax Law.

(d)

Landlord shall deliver to Tenant, within [•] days following the end of each calendar year and at any other time upon Tenant’s reasonable request, evidence of payment of property tax and of the other charges described in Section 7(a), together with a certificate of no tax indebtedness in respect of the Parcels. If Landlord fails to pay any such amount when due and such failure continues for [•] days following notice from Tenant, Tenant may pay it directly, and Landlord shall reimburse Tenant the amount so paid, together with interest at the Default Rate, within [•] days following demand. Tenant shall likewise deliver to Landlord, upon Landlord’s reasonable request, evidence of payment of the taxes for which Tenant is responsible under Section 7(c), and if Tenant fails to pay any such amount when due and such failure continues for [•] days following notice from Landlord, and such failure could result in any lien, charge or liability affecting Landlord, the Premises or the Site, Landlord may pay it directly, and Tenant shall reimburse Landlord the amount so paid, together with interest at the Default Rate, within [•] days following demand.

8. SITE SERVICES; UTILITIES; RELATIONSHIP WITH THE SSA

(a)

Electricity, water distribution, and the other services required for the operation of the Premises shall be provided by Landlord to Tenant pursuant to the SSA and the Service Level Agreements thereunder, which are listed on Exhibit F. Landlord covenants to enter into, maintain in full force and effect, and perform in accordance with its terms, the SSA and each Service Level Agreement, for the entire Lease Term (including any extension under Section 4(d) or Addendum 2), and shall not terminate, suspend, curtail, reduce or amend the SSA or any Service Level Agreement in any manner adverse to Tenant without Tenant’s prior written consent, except as expressly permitted under the SSA or applicable Service Level Agreement. Tenant shall pay the Monthly Costs under the SSA when due, shall not consume services in excess of the levels committed to it under the applicable Service Level Agreement without Landlord’s prior written consent, and shall comply with the operating, safety and technical requirements set forth in the SSA. Any services or utilities not covered by the SSA shall be contracted by Tenant in its own name and at its own cost.

(b)

Subject to the expiration and termination provisions expressly set forth in the SSA and the applicable Service Level Agreement, the term of the SSA and of each Service Level Agreement shall be coterminous with the Lease Term, and the expiration or termination of this Lease shall not, of itself, terminate any payment or indemnity obligation accrued under the SSA or any Service Level Agreement.

(c)

Cross-Default. Any material breach or material default by Landlord under the SSA or under any Service Level Agreement that materially and adversely affects Tenant’s use of or operations at the Premises, and that remains uncured following the cure period applicable thereunder or, if none is provided therein, the cure period set forth in Section 25(a)(ii), shall constitute a Landlord Default under this Lease, entitling Tenant to the remedies set forth in Section 25, in addition to any remedy available under the SSA or applicable Service Level Agreement. Any material breach or material default by Tenant under the SSA or under any Service Level Agreement that materially and adversely affects Landlord’s operations at the Site, and that remains uncured following the cure period applicable thereunder or, if none is provided therein, the cure period set forth in Section 26(a)(i) or 26(a)(ii), as applicable, shall constitute an Event of Default by Tenant under this Lease.

(d)

Service Interruptions; Minimum Protections; Abatement. Any suspension, curtailment or termination of Services under the SSA shall be governed by the SSA and applicable Service Level Agreement, subject to this Section 8(d). Neither Party shall be entitled to recover more than once in respect of the same loss under this Lease, the SSA or any Service Level Agreement. Without limiting the SSA, and regardless of any provision thereof, Landlord shall not, for any reason, impair Tenant’s access to the Premises by reason of any dispute with Tenant, including any dispute as to amounts payable under this Lease or the SSA. Correlatively, Tenant shall not, for any reason, withhold, suspend or reduce the payment of Rent or of the undisputed Monthly Costs under the SSA by reason of any dispute with Landlord, except for the abatements expressly provided in this Lease and amounts disputed in good faith in accordance with the SSA, and without prejudice to Tenant’s right to dispute any amount payable under this Lease in accordance with Section 34. If the supply of electricity or water to the Premises is interrupted, curtailed or reduced below the levels committed under the applicable Service Level Agreement, and such interruption constitutes an uncured material breach of the applicable Service Level Agreement following the expiration of any applicable notice and cure period thereunder, other than as a result of Force Majeure, a Permitted Maintenance Outage (as defined in the applicable Service Level Agreement), an act or omission of Tenant or any other circumstance excused under the applicable Service Level Agreement, Base Rent shall abate, in respect of each portion of the Premises left without electricity or water, in the proportion that the area of such portion bears to the total area of the Premises, from the commencement of the interruption until the service is restored, and if such interruption continues for more than [•] consecutive days, Tenant may terminate this Lease upon written notice to Landlord, without liability. Except for the abatement and termination rights expressly set forth in this Section 8(d), the Parties’ rights and remedies in respect of such interruption shall be governed by the SSA and applicable Service Level Agreement.

(e)	[Intentionally Omitted.]

(f)

Tenant may, at its cost, install and maintain sub-meters, monitoring equipment and back-up equipment (including generators, uninterruptible power supplies and water storage) within the Premises, and Landlord shall provide reasonable access, space and interconnection rights within the Shared Areas for that purpose, provided that Tenant shall install, operate and maintain such equipment in compliance with all Legal Requirements and Permits and the applicable Service Level Agreement, shall coordinate any interconnection with Landlord in advance so as not to impair the Site infrastructure or services to other occupants, and shall remove such equipment at the end of the Lease Term in accordance with Section 11(b). Nothing in this Section 8(f) shall modify the Parties’ rights or obligations with respect to metering or the provision of Services under the SSA or any applicable Service Level Agreement.

9. LANDLORD’S MAINTENANCE AND REPAIR OBLIGATIONS; GROSS LEASE; SELF-HELP

(a)

Landlord shall, at its sole cost and expense and throughout the Lease Term, keep and maintain in good order, condition and repair and, if required, replace, and in compliance with all Legal Requirements: (i) the structural elements of the Buildings comprising the Premises, including foundations, structure, columns, load-bearing walls, slabs, roof, roof membrane, exterior walls and windows; (ii) the Shared Areas, including access roads, driveways, maneuvering yards, trailer routes, parking areas, exterior lighting, drainage, landscaping, fencing, guardhouses and signage; (iii) the Site infrastructure, including the electrical, hydraulic, sanitary, storm water, gas and telecommunications networks up to the delivery points identified on Exhibit C; (iv) the items identified as Landlord’s obligations on the maintenance matrix attached as Exhibit D; and (v) the Site Equipment (which includes, without limitation, HVAC systems, chillers and associated building equipment), other than the maintenance and repair of the Dedicated Site Equipment, which shall be performed by Tenant as provided in Section 10, it being understood that the replacement of all HVAC systems and other Site Equipment owned by Landlord and existing at the Buildings as of the Commencement Date, including the Dedicated Site Equipment, shall be the sole responsibility of Landlord, in compliance with the standards referred to in Section 3(f), irrespective of its location and of who operates it; provided that Tenant shall bear the cost of any repair or replacement to the extent required as a result of damage caused by the Tenant Parties, including damage to the roof, roof membrane or structure caused by Tenant’s rooftop equipment, signage or alterations.

(b)

Landlord shall perform all maintenance in a manner that minimizes interference with Tenant’s operations, shall coordinate all planned works with Tenant at least [•] Business Days in advance, and shall not perform any work that interrupts Tenant’s operations without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, except in an emergency, in which case Landlord shall notify Tenant as promptly as practicable and shall limit the works to those strictly necessary. Tenant shall provide Landlord and its contractors with reasonable access to the Premises for the performance of such works in accordance with Section 27(b). Tenant shall likewise perform any works in the Shared Areas, or that may affect the Site infrastructure, Landlord’s operations or those of the other occupants of the Site, in a manner that minimizes interference therewith, and shall coordinate all such planned works with Landlord at least [•] Business Days in advance, except in an emergency, in which case Tenant shall notify Landlord as promptly as practicable and shall limit the works to those strictly necessary.

(c)

Gross Lease; No Pass-Through of Maintenance Costs. This Lease is a gross lease. Landlord shall bear, at its sole cost and expense and without reimbursement from Tenant, all costs of maintaining, repairing and replacing the Buildings comprising the Premises (other than the maintenance and repair of the interior and non-structural exterior areas of the Premises, which are Tenant’s responsibility under Section 10), the Site Equipment (other than the maintenance and repair of the Dedicated Site Equipment, which are Tenant’s responsibility under Section 10), the Shared Areas and the Site infrastructure, including landscaping and all other operating expenses of the Site. No such cost shall be charged or passed through to Tenant, whether as additional rent, as a common area or maintenance charge, under the SSA or any Service Level Agreement, or in any other form, except as expressly provided in this Section 9, in Section 10 and in Section 7(b)(i). For purposes of this Lease, the “replacement” of any item of Site Equipment means its substitution, or the substitution of any of its major components, when it has reached the end of its useful life or can no longer be repaired on a commercially reasonable basis, as reasonably determined by the manufacturer or a qualified independent technician; provided that, to the extent any such replacement is required as a result of an act or omission of the Tenant Parties (including Tenant’s failure to perform its maintenance and repair obligations under Section 10), its cost shall be borne by Tenant. Notwithstanding the foregoing, to the extent any maintenance, repair, replacement or other works, including works required by a Governmental Authority, are required as a result of the acts, omissions, operations or use of the Premises or Shared Areas by the Tenant Parties, their cost shall be borne by Tenant, subject to Sections 9(a) and 9(e).

(d)

Self-Help. If Landlord fails to perform any maintenance, repair or replacement obligation under this Lease or Exhibit D, and such failure continues for thirty (30) days following written notice from Tenant (or, where the failure affects the operation of the Premises, the safety of persons or property, or Tenant’s compliance with any Legal Requirement or Permit, for forty-eight (48) hours following notice), or, where the failure cannot reasonably be cured within the applicable period, Landlord fails to commence the cure within that period or thereafter fails to pursue it diligently to completion, Tenant may, without prejudice to any other remedy, perform such obligation itself or through third parties, and Landlord shall reimburse Tenant the reasonable and documented cost thereof, plus [•] percent ([•]%) for administration, within thirty (30) days following delivery of the corresponding invoices.

(e)

Subsequent Legal Requirements. If any Legal Requirement relating to ecology, the environment, urban development or civil protection that is enacted, amended or first becomes applicable after the Commencement Date requires works to the structure, foundations, roofs, perimeter walls or other base building elements or systems of the Buildings comprising the Premises, the Shared Areas or the Site infrastructure, such works shall be performed by Landlord at its sole cost and expense, and their cost shall not be passed through to Tenant in any form. Any works so required exclusively by reason of Tenant’s specific operations, processes or equipment at the Premises or use of the Shared Areas shall be performed by Tenant (or, at Landlord’s election, by Landlord) at Tenant’s cost, in accordance with Section 11 to the extent applicable.

10. TENANT’S MAINTENANCE AND REPAIR OBLIGATIONS

Tenant shall, directly and at its own cost, keep all non-structural areas and elements of the Premises (including the interior finishes and partitions, the non-structural exterior areas, and the installations and equipment owned or installed by Tenant), other than those reserved to Landlord under Section 9(a), the Dedicated Site Equipment and the items allocated to Tenant on Exhibit D in good order, condition and repair, including the repair of wear and tear arising from Tenant’s operations, casualty excepted, without any payment to Landlord in respect thereof, shall carry out the day-to-day maintenance, servicing and cleaning of the Premises and the installations serving its own use so as to keep them in a proper condition at all times, and shall perform the maintenance of the Dedicated Site Equipment in accordance with the manufacturer’s recommendations and through qualified personnel or contractors. Each Party shall notify the other in writing without delay of any damage falling within the other Party’s area of responsibility. If Tenant fails to comply with its obligations under this Section 10 despite a written reminder from Landlord and such failure continues for thirty (30) days following such reminder (or such longer period as is reasonably necessary, provided Tenant commences the cure within that period and diligently pursues it), or if there is imminent danger, Landlord may, without prejudice to its other rights, carry out the necessary works at Tenant’s cost, and Tenant shall reimburse Landlord the reasonable and documented cost thereof, together with the reasonable and documented administrative costs incurred by Landlord in connection therewith, as agreed by the Parties acting in good faith, within thirty (30) days following delivery of the corresponding invoices; no reminder shall be required in case of imminent danger. Tenant shall not be responsible for (i) any repair or replacement arising out of a structural defect, a latent defect, a construction defect or the failure of Landlord to perform its obligations hereunder, (ii) the replacement of any Site Equipment, including the Dedicated Site Equipment, except as provided in Sections 9(a) and 9(c), the maintenance or repair of any Site Equipment other than the Dedicated Site Equipment, or any capital replacement of Building systems or equipment, except as provided in Section 9, or (iii) any repair arising out of the act or omission of Landlord or of any other occupant of the Site; provided that, notwithstanding the foregoing, Tenant shall bear the cost of any repair or replacement to the extent required as a result of damage caused by the Tenant Parties, including damage to the roof, roof membrane or structure caused by Tenant’s rooftop equipment, signage or alterations, as provided in Section 9(a). Tenant shall also, at its cost, maintain and repair non-structural exterior areas within its Exclusive Areas and be responsible for the costs of cleaning, maintaining and repairing the Shared Areas to the extent required as a result of the Tenant Parties’ operations or use, including damage caused thereby; provided that Landlord shall perform work affecting structural elements, roofs or Site infrastructure (and Tenant shall bear the cost to the extent attributable to the Tenant Parties).

11. TENANT-MADE ALTERATIONS

(a)

Tenant may, without Landlord’s consent, make any alteration, addition or improvement to the interior of the Premises that (i) is non-structural, (ii) does not adversely affect the Building systems or the structural integrity of the Buildings, and (iii) does not increase the demand for services under the SSA beyond the levels committed thereunder. Any other alteration shall require Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall carry out its alterations at its own cost, in compliance with all Legal Requirements and Permits, through qualified contractors, and with the least possible disruption to Landlord’s operations.

(b)

All alterations, additions and improvements made by Tenant, and all machinery, equipment (including any HVAC system, chiller or other equipment installed by Tenant for its own or its customers’ specific needs), racking, production lines, tooling, furniture, trade fixtures and other property installed by Tenant at the Premises, shall remain the property of Tenant, and Tenant may remove them at any time. Upon expiration or termination of this Lease, Tenant shall remove such property and alterations, repairing any damage caused by the removal, unless Landlord elects by written notice delivered no later than [•] months prior to the expiration of the Lease Term (or, in the case of earlier termination, within [•] days following the termination notice) to take over any alteration, addition or improvement, in which case it shall remain at the Premises without compensation. Tenant waives any claim for reimbursement in respect of alterations, additions and improvements made by it at the Premises.

(c)

Landlord expressly acknowledges Tenant’s ownership of the property described in Section 11(b), waives any lien, retention right or other right over such property, whether statutory or contractual, and shall, upon Tenant’s request, execute any instrument reasonably required to evidence such waiver in favor of Tenant or of any lender or lessor of Tenant’s equipment. Tenant, in turn, expressly acknowledges Landlord’s ownership of the Premises, the Site and the Site Equipment, and shall not permit any lien, attachment or encumbrance arising through Tenant to attach to them.

12. SIGNAGE AND BRANDING

(a)

Tenant shall have the exclusive right, at its cost, to install, maintain, modify and replace its name, logos, corporate image and branding on and about the Premises, including on the facades, walls, roofs, entrances, lobbies, monument signs, totems, flagpoles, directional signage and interior areas of the Buildings comprising the Premises, and on the access routes, guardhouses and parking areas serving the Premises, all substantially as identified on Exhibit I, and Tenant may maintain all existing signage and branding in place at the Commencement Date. Without limiting the foregoing, Tenant shall be entitled to install and maintain its signage and branding on each of the Buildings comprising the Premises and at each entrance to the Site from a public road. Tenant’s signage and branding shall (i) relate to the business carried on by Tenant or its Affiliates at the Premises, (ii) comply with all Legal Requirements and the conditions of any applicable Permit, (iii) not cause light or other emissions exceeding the level customary at the location, having regard in particular to the adjacent residential developments, (iv) be kept at all times in a proper visual and technical condition, at Tenant’s cost, and (v) be installed and maintained in a manner that does not damage the structure, roof, roof membrane or facades of the Buildings, and Tenant shall be responsible for any such damage and shall indemnify Landlord against any third-party claim arising out of the installation, maintenance or condition of its signage.

(b)

Landlord shall, at no out-of-pocket cost to Landlord, cooperate with Tenant in obtaining and maintaining any permit or authorization required for such signage, and shall execute any owner’s consent or application required for that purpose within [•] Business Days following Tenant’s request.

(c)

Landlord shall not install, or permit the installation of, any sign, logo, branding or corporate image of Landlord or of any third party on, or on the facades or roofs of, the Buildings comprising the Premises, nor in any location that obscures, competes with or diminishes the visibility of Tenant’s signage from the public roads serving the Site or from the access routes to the Premises. Landlord shall not name, or permit the naming of, the Site or any Building comprising the Premises using the name, brand or corporate image of any third party without Tenant’s prior written consent. Tenant shall not install, or permit the installation of, any sign, logo, branding or corporate image on any Building or area of the Site not comprising the Premises, other than as identified on Exhibit I or permitted under Section 12(a), nor in any location that obscures, competes with or diminishes the visibility of the signage of Landlord or of the other occupants of the Site, and shall not name, or permit the naming of, the Site using the name, brand or corporate image of any third party without Landlord’s prior written consent.

(d)

Upon expiration or termination of this Lease, Tenant shall remove its signage and shall repair and make good any damage caused by the removal, unless Landlord elects by written notice to retain any signage structure, in which case it shall remain at the Premises without compensation.

13. PARKING; TRAILER CIRCULATION; LOGISTICS

(a)

Tenant shall have the exclusive use of the truck docks, dock doors, maneuvering yards, trailer parking positions and employee and visitor parking spaces identified as Exclusive Areas on Exhibit A and quantified on Exhibit C, and the non-exclusive use, in common with Landlord and the other occupants of the Site, of the Shared Areas identified as such thereon.

(b)

Tenant shall have the right, twenty-four (24) hours a day, seven (7) days a week, to route trucks, trailers and other vehicles used in its operations over the access routes and internal circulation routes identified on Exhibit C, to and from the Premises and the public roads serving the Site, and to load, unload, stage, park and maneuver such vehicles at the docks and yards allocated to it, and to store trailers in operable condition in its Exclusive Areas. In exercising such rights, Tenant shall (i) comply, and cause its employees, carriers, contractors and visitors to comply, with the traffic, access, safety and logistics rules applicable at the Site from time to time and notified to Tenant, which shall apply equally to all users of the Site; (ii) not obstruct the Shared Areas or the access routes used by Landlord or other occupants of the Site; (iii) keep its Exclusive Areas, docks and yards clean and orderly, and clean and clear the pavements and access ways adjoining the Premises; and (iv) be liable for any damage to the Site, the Shared Areas or the access routes caused by the Tenant Parties or their carriers, and indemnify Landlord against any third-party claim arising out of the duty to maintain safe access in the areas for which Tenant is responsible.

(c)

Landlord shall not, without Tenant’s prior written consent, (i) modify, relocate, reduce, close or obstruct, or permit the modification, relocation, reduction, closure or obstruction of, any dock, maneuvering yard, trailer position or parking area forming part of the Exclusive Areas or allocated to Tenant under Section 13(e), or change the dimensions, load-bearing capacity or operating hours applicable to them; or (ii) modify, relocate, reduce, close or obstruct, or permit the modification, relocation, reduction, closure or obstruction of, any access route, internal circulation route, gate or guardhouse identified on Exhibit C, or change the traffic direction, access controls, dimensions, turning radii, load-bearing capacity or operating hours applicable to them, where such action would materially and adversely affect Tenant’s access, circulation or logistics operations, in which case Tenant’s consent shall not be unreasonably withheld, conditioned or delayed. If any such modification is required by Legal Requirements or by a Governmental Authority, Landlord shall consult with Tenant in advance, shall implement the least disruptive alternative available, and shall provide, at its cost, an alternative route or facility of at least equivalent capacity and functionality.

(d)

Landlord shall not allocate to any third party, and shall not permit any other occupant of the Site to use, the docks, yards or parking positions allocated to Tenant, and shall enforce, at its cost, the traffic, access and logistics rules applicable at the Site so as to preserve Tenant’s circulation and loading operations. Landlord shall be liable for any damage to the Exclusive Areas, or to the property of the Tenant Parties, caused by the Landlord Parties, by any occupant of the Site (other than Tenant, the other Tenant Parties and any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20), or by their respective carriers. Tenant shall be liable for any damage to the Site, or to the property of the Landlord Parties, caused by the Tenant Parties, by any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20, or by their respective carriers.

(e)

Minimum Parking. Landlord shall make available to Tenant, throughout the Lease Term, no fewer than seven hundred (700) parking spaces within the Site, for the exclusive use of Tenant’s employees, contractors and visitors, as identified on Exhibit C. If Tenant requires additional parking spaces at any time, Landlord shall use commercially reasonable efforts to make them available to Tenant within [•] days following Tenant’s written request, within the Site, to the extent available and not committed to Landlord’s own operations or to other occupants of the Site, on terms to be agreed between the Parties. Tenant shall use the parking spaces allocated to it solely for the parking of operable vehicles of the Tenant Parties and shall not use them for storage.

14. PHYSICAL DELIMITATION OF THE PREMISES; NO RELOCATION

(a)

Delimitation. The Parties acknowledge that portions of the Premises may be located within Buildings or areas also occupied by Landlord or by other occupants of the Site. The Parties undertake, at Landlord’s cost and no later than [•] days following the Commencement Date, to (i) carry out the physical delimitation of the Exclusive Areas by means of permanent partitions, markings, fencing or other appropriate physical separation, including separate access controls and, where applicable, separate metering, (ii) cause a licensed surveyor or engineer, mutually acceptable to the Parties, to prepare a measurement certificate and the corresponding plans identifying, building by building, the Exclusive Areas and the Shared Areas, and (iii) execute an amendment to this Lease substituting Exhibits A and B with such plans and certificate. Pending such substitution, Exhibits A and B shall govern. Tenant shall cooperate with, and provide reasonable access for, the delimitation works and the measurement, shall coordinate the scheduling of such works with Landlord, and shall not remove, alter or bypass any partition, fencing, access control or meter installed under this Section 14(a) without Landlord’s prior written consent. Where any delimitation, separation or metering is required as a result of a request of Tenant, its cost shall be borne by the Parties in equal shares, except where required as a result of a partial termination by Tenant under Section 24(a), in which case its cost shall be borne solely by Tenant.

(b)

Exclusive and Shared Areas. The Premises comprise (i) areas of exclusive use by Tenant (the “Exclusive Areas”), being the Buildings and portions of Buildings, docks, yards and parking positions identified as such on Exhibit A, which Tenant shall occupy and control on an exclusive basis, and (ii) areas of shared use (the “Shared Areas”), being those access routes, corridors, restrooms, service rooms, guardhouses, utility rooms and other facilities identified as such on Exhibit A, which Tenant shall use in common with Landlord and the other occupants of the Site in accordance with the rules set forth on Exhibit C. Tenant shall use the Shared Areas with care and on a non-exclusive basis, during the operating hours and in accordance with the site rules applicable to all users as notified by Landlord from time to time, shall not store any property or obstruct any Shared Area, and shall be liable for any damage to the Shared Areas caused by the Tenant Parties. A temporary restriction or unavailability of any Shared Area that does not materially impair Tenant’s operations shall not entitle Tenant to any reduction of Rent.

(c)

No Relocation. Neither Party shall relocate, and Landlord shall not require Tenant to relocate, any operation, Building, portion of a Building, Exclusive Area, dock, yard, parking position or access route, in whole or in part, without the prior written agreement of both Parties. Any such relocation shall be documented in an amendment to this Lease specifying the replacement space, the allocation of all costs of the relocation, the schedule and the measures required to avoid any interruption of Tenant’s operations. Landlord shall have no unilateral right of relocation, and no provision of this Lease or of the SSA shall be construed as granting such a right.

15. EXPANSION RIGHTS; OCCUPANCY DENSITY

(a)

If at any time during the Lease Term any space at the Site becomes available for lease to third parties, whether because Landlord ceases to occupy it, because it is vacated by another occupant, because it is newly constructed or for any other reason, Landlord shall promptly notify Tenant in writing, specifying the space, its area, its condition and the terms on which Landlord would lease it. Tenant shall have [•] Business Days following receipt of such notice to elect to lease all or part of such space, in which case the space shall be added to the Premises by amendment to this Lease, on the terms and conditions set forth in Landlord’s notice or, failing such terms, on the same terms and conditions as this Lease, with Base Rent calculated on the basis of the rate per square foot then applicable to the Premises, and with a term coterminous with the Lease Term; provided that (i) Tenant may elect to lease part of such space only where that part is self-contained and capable of being separately let, and (ii) the space shall be taken in its condition at the date of Landlord’s notice, as inspected by Tenant, and any fit-out, delimitation or separate metering required for Tenant’s use shall be at Tenant’s cost. Tenant’s right under this Section 15(a) shall not be available while an Event of Default by Tenant is continuing, and shall not apply to space that Landlord requires for its own operations or those of its Affiliates.

(b)

If Tenant does not exercise its right under Section 15(a), Landlord may lease the space to a third party on terms no more favorable than those offered to Tenant, provided that Tenant’s rights under Sections 3(c), 8(d) and 13 are preserved and that the new occupancy does not reduce the capacity committed to Tenant under any Service Level Agreement.

(c)

Occupancy Density. The Parties acknowledge the current level of occupancy of the Site and Tenant’s operating requirements. Landlord shall not increase the aggregate occupancy, employee headcount, vehicle traffic or service demand at the Site attributable to Landlord’s own operations or to third parties beyond the levels existing at the Commencement Date, as recorded on Exhibit C, to the extent that such increase would (i) reduce the capacity available to Tenant under any Service Level Agreement, (ii) materially congest or impair the access routes, gates, internal circulation routes, docks, maneuvering yards or parking areas used by Tenant, or (iii) materially and adversely affect Tenant’s operations at the Premises, in each case without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall likewise not increase its own occupancy, employee headcount, vehicle traffic or service demand at the Site beyond the levels existing at the Commencement Date, as recorded on Exhibit C, to the extent that such increase would exceed the capacity committed to Tenant under the SSA, materially congest the Shared Areas or access routes used by Landlord or other occupants, or require any change in land use or in any Permit held by Landlord, in each case without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

16. URBANIZATION AND REGULATORY COMPLIANCE OF THE LAND

(a)

The Parties acknowledge that, as of the Effective Date, three of the four Parcels have outstanding obligations before the Municipality of Zapopan and other Governmental Authorities, including the cession of land (cesión de áreas de cesión para destinos), the corresponding land exchange (permuta) procedures, the execution and approval of an integrated urbanization project (Proyecto Integral de Urbanización), the delivery and acceptance of urbanization works (entrega-recepción de obras de urbanización) and the related approvals of the water and sewer authority and of the municipal ecology department, all as described on Exhibit G (collectively, the “Pending Urbanization Obligations”).

(b)

Allocation. The Pending Urbanization Obligations are, and from and after the Commencement Date shall be, the sole responsibility of Landlord, which shall, at its sole cost and expense: (i) perform, prosecute and complete each of them diligently, and in any event by the deadlines set forth on Exhibit G and no later than twenty-four (24) months following the date of execution of this Lease, subject only to the single extension contemplated in Section 16(f); (ii) acquire any property required for the land exchange and execute the cession in favor of the Municipality of Zapopan; (iii) obtain, maintain and renew all Permits required in connection therewith; (iv) pay all fees, duties, taxes, valuations, contributions and costs associated therewith, including the cost of the land to be ceded; and (v) keep Tenant informed of the status thereof on at least a quarterly basis, and promptly deliver to Tenant copies of all filings, resolutions, notices and instruments. Any allocation of these matters, or of the associated capital expenditure, made in any internal document of Tenant or of any of its Affiliates prepared prior to the Effective Date shall be of no effect as between the Parties.

(c)

Landlord shall not, in the performance of the Pending Urbanization Obligations, (i) cede, transfer, encumber or affect any portion of the Premises, the Shared Areas or the access routes identified on Exhibit C, (ii) interrupt, restrict or condition Tenant’s operations or access, or (iii) submit any application, project or land use definition affecting the Premises without Tenant’s prior written consent as to the portions affecting the Premises. Tenant shall not take any action, nor submit any application, project or filing before any Governmental Authority in respect of the Site, that impedes, delays or conditions the performance of the Pending Urbanization Obligations, without Landlord’s prior written consent.

(d)

Tenant shall, at no cost to Tenant, provide such cooperation as Landlord reasonably requests in connection with the Pending Urbanization Obligations, including executing applications in respect of the Premises where required in its capacity as occupant, provided that no such cooperation shall require Tenant to assume any cost, liability or obligation. Tenant shall provide Landlord, its contractors and any Governmental Authority with reasonable access to the Premises for that purpose, in accordance with Section 27(b).

(e)

Indemnity and Remedies. Landlord shall indemnify, defend and hold harmless Tenant from and against any Losses arising out of the Pending Urbanization Obligations or of any non-compliance of any Parcel with any Legal Requirement relating to land use, urbanization, subdivision, cession, construction or occupancy, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit, and any cost of relocating, adapting or interrupting Tenant’s operations. If any Governmental Authority orders the total or partial closure or suspension of the Premises, or revokes, suspends or conditions any Permit necessary for Tenant’s operations, in each case as a result of any Pending Urbanization Obligation or of any such non-compliance, then (i) Base Rent shall abate in proportion to the portion of the Premises affected from the date of the order until the condition is remedied, (ii) Landlord shall reimburse Tenant all costs incurred as a result, including the cost of alternative facilities, and (iii) if the condition continues for more than [•] consecutive days, Tenant may terminate this Lease upon written notice, without liability.

(f)

Landlord shall not be excused from its obligations under this Section 16 by reason of any delay attributable to a Governmental Authority, including any delay arising out of the change of municipal administration, except that the deadlines set forth on Exhibit G shall be extended by the period of any such delay, provided that Landlord has diligently prosecuted the relevant procedure and continues to do so, and provided further that no such extension shall affect Tenant’s rights under Section 16(e). The twenty-four (24) month deadline set forth in Section 16(b)(i) shall not be extended by reason of any such delay, except that, if the completion of the Pending Urbanization Obligations within that deadline is prevented by a delay attributable to a Governmental Authority or by Force Majeure, and Landlord has diligently prosecuted and continues to prosecute the relevant procedures, Landlord may, by written notice to Tenant delivered prior to the expiration of that deadline describing the cause of the delay and the status of each pending procedure, extend that deadline once, for a period of up to twelve (12) months. Any such extension shall not affect Tenant’s rights under Section 16(e). Any failure by Landlord to complete the Pending Urbanization Obligations by the deadline set forth in Section 16(b)(i), as extended in accordance with this Section 16(f), shall constitute a Landlord Default under Section 25(a)(vi), without prejudice to Section 16(e).

17. CASUALTY

(a)

If the Premises or any portion thereof, or any Shared Area or infrastructure necessary for the use of the Premises, is damaged or destroyed by fire or other casualty, the Party first becoming aware of it shall promptly notify the other, and Landlord shall, at its cost, repair and restore the same to the condition existing immediately prior to the casualty, diligently and in any event within [•] days following the casualty, using the proceeds of the insurance required under Section 18 and its own funds to the extent of any shortfall or deductible; provided that Tenant shall bear the cost of restoration to the extent the casualty was caused by the Tenant Parties and is not covered by Landlord’s insurance or the waiver in Section 18(c), and shall restore its own property, alterations and improvements.

(b)

Base Rent shall abate in proportion to the portion of the Premises rendered unusable or inaccessible, from the date of the casualty until the restoration is complete and the affected portion is delivered to Tenant in the condition required by Section 17(a), except to the extent the casualty was caused by the Tenant Parties.

(c)

If the restoration is not, or Landlord reasonably determines it cannot be, completed within the period set forth in Section 17(a), or if the casualty occurs during the last [•] months of the Lease Term and affects more than [•] percent ([•]%) of the Premises, Tenant may terminate this Lease, in whole or with respect to the affected portion, upon written notice to Landlord, without liability. Landlord shall have no right to terminate this Lease by reason of a casualty.

(d)

All insurance proceeds in respect of Tenant’s own property, alterations, improvements, equipment and business interruption shall belong to Tenant. All insurance proceeds in respect of the Buildings, the Shared Areas and the Site infrastructure under the insurance maintained by Landlord shall belong to Landlord, and shall be applied to the repair and restoration required under Section 17(a), except to the extent this Lease is terminated under Section 17(c) in respect of the affected portion.

18. INSURANCE

(a)

Landlord shall maintain, at its cost and throughout the Lease Term, (i) all-risk property insurance covering the Buildings, the Shared Areas and the Site infrastructure, for their full replacement value, (ii) commercial general liability insurance with limits of not less than U.S.$[•] per occurrence, and (iii) the statutory coverages required under applicable law, in each case with insurers of recognized standing authorized to operate in Mexico with the exception of commercial general liability insurance where Landlord may meet the limit and endorsement requirements through a foreign controlled master insurance program provided a primary commercial general liability policy or its local equivalent is maintained on an admitted basis with limits of at least U.S.$[•] per occurrence. Up to the extent of liabilities assumed by Landlord under this lease, Tenant shall be named/included as an additional insured under the Landlord’s commercial general liability policy (blanket endorsement or otherwise) on a primary and non-contributory basis. Landlord shall extend all reasonable commercial efforts to provide Tenant with thirty (30) days’ notice of cancellation or material change of insurance policies should such cancellation or material change negatively impact Tenant.

(b)

Tenant shall maintain, at its cost, (i) all-risk property insurance covering its own personal property, alterations and improvements at the Premises, (ii) commercial general liability insurance with limits of not less than U.S.$[•] per occurrence, and (iii) the statutory coverages required under applicable law in each case with insurers of recognized standing authorized to operate in Mexico with the exception of commercial general liability insurance where Tenant may meet the limit and endorsement requirements through a foreign controlled master insurance program provided a primary commercial general liability policy or its local equivalent is maintained on an admitted basis with limits of at least U.S.$[•] per occurrence. Up to the extent of liabilities assumed by Tenant under this lease, Landlord shall be named/included as an additional insured under Tenant’s commercial general liability (blanket endorsement or otherwise) on a primary and non-contributory basis. Tenant shall extend all reasonable commercial efforts to provide Landlord with thirty (30) days’ notice of cancellation or material change of insurance policies should such cancellation or material change negatively impact Landlord

(c)

Landlord and Tenant hereby waives on behalf of itself and its property and/or stock throughput insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, servants, partners, shareholders or employees for any loss or damage that may occur to the Premises, or any improvements thereto, or the Buildings or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause of origin, which is insured against under any property insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Tenant or Landlord and regardless of the cause or origin, including in every instance negligence by the other party hereto, its agents, officers, or employees. Landlord and Tenant each agree to cause appropriate clauses to be included in their property and/or stock throughput insurance policies necessary to implement the foregoing provisions.

(d)

Each Party shall deliver to the other, upon request and at least annually, certificates evidencing the required coverage. The cost of Landlord’s insurance shall not be passed through to Tenant, as provided in Section 7. The cost of Tenant’s insurance shall be borne by Tenant and shall not be passed through to Landlord.

19. INDEMNIFICATION

(a)

Landlord shall indemnify, defend and hold harmless Tenant and its Affiliates, and their respective directors, officers, employees, agents and contractors (collectively, the “Tenant Parties”), from and against any and all Losses arising out of or in connection with (i) any breach by Landlord of this Lease, subject to Section 25(g), (ii) any breach of a representation or warranty of Landlord, subject to Section 2, (iii) the Pending Urbanization Obligations and any non-compliance of any Parcel with Legal Requirements, (iv) any defect in title to any Parcel or any claim of a third party to the Premises, (v) any act or omission of the Landlord Parties or of any other occupant of the Site, (vi) any Contamination for which Landlord is responsible, as provided in Section 28(b), and (vii) the Site Equipment and any noise, atmospheric emission, vibration or odor not generated by Tenant’s own equipment, as provided in Section 3(f).

(b)

Tenant shall indemnify, defend and hold harmless Landlord and its Affiliates, and their respective directors, officers, employees, agents and contractors (collectively, the “Landlord Parties”), from and against any and all Losses arising out of or in connection with (i) any breach by Tenant of this Lease, subject to Section 26(f), (ii) any act or omission of the Tenant Parties or of any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20 at the Premises or the Site, (iii) any Contamination caused by the Tenant Parties from and after the Commencement Date, (iv) any breach of a representation or warranty of Tenant, subject to Section 2, (v) any non-compliance or damage caused by the Tenant Parties for which Tenant is responsible under Sections 1(d) and 3(f), and (vi) the machinery, equipment, production lines and other installations owned or installed by Tenant, its Affiliates or its customers at the Premises, and any noise, atmospheric emission, vibration, or odor generated by Tenant’s own equipment or operations, as provided in Section 3(f). For purposes of this Lease, “Losses” means any and all actual and documented losses, damages, liabilities, fines, penalties, surcharges, costs and expenses (including reasonable attorneys’ fees) arising out of a claim of a third party or of a Governmental Authority, subject to Section 19(d).

(c)

No limitation of liability, cap, exclusion of consequential damages or other limitation set forth in the SSA or in any Service Level Agreement shall apply to, or limit in any manner, Landlord’s and Tenant’s obligations arising independently under this Lease, including their indemnity obligations under this Section 19.

(d)

Neither Party shall be liable to the other for any indirect, consequential, special or punitive damages, loss of profit, or internal administrative, personnel or overhead costs, except (i) in case of willful misconduct or gross negligence, (ii) in respect of death or personal injury, and (iii) in respect of the indemnity obligations of either Party for third-party claims, claims of Governmental Authorities, fines and penalties under Sections 1(d), 2, 3(f), 16(e), 19 and 28.

(e)

Limitation of Landlord’s Liability. Tenant agrees that the liability of Landlord under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, or any portion thereof, shall be limited to Landlord’s interest in the Premises and the Site and the Rents therefrom; provided that the foregoing limitation shall not apply to any liability arising from Landlord’s willful misconduct (dolo), and in no event shall Tenant make any claim against or seek to impose any personal liability upon any shareholder, partner, member, manager, director, officer, employee or other individual or principal of Landlord or of any person that may now or hereafter become the Landlord.

20. ASSIGNMENT AND SUBLETTING

(a)

Either Party may, without the consent of the other Party and without any change in the terms of this Lease, assign this Lease, in whole or in part, to any of its Affiliates, provided that the assignee assumes in writing all of the obligations of the assignor hereunder and, in the case of Landlord, that the assignment is made together with the transfer of the Premises in accordance with Section 21, and, in the case of Tenant, that the continued operation of Tenant’s business at the Premises is ensured. Tenant may also, without Landlord’s consent, (i) sublease all or any portion of the Premises to any of its Affiliates, and (ii) grant occupancy, access and use rights over any portion of the Premises to its contract manufacturers, suppliers, logistics providers, contractors, subcontractors and service providers in connection with Tenant’s operations at the Premises, provided that Tenant shall remain fully liable for, and shall cause such persons to comply with, Tenant’s obligations under this Lease. The assigning or subleasing Party shall notify the other Party of any such assignment or sublease within [•] days thereafter.

(b)

Any other assignment of this Lease by either Party, and any other sublease by Tenant, shall require the prior express written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, and which may not be conditioned upon any amendment to the terms and conditions of this Lease, all of which shall remain unchanged. Section 36(j) shall not apply to such consent. Landlord expressly waives any right to terminate this Lease by reason of a request to sublease or assign, or by reason of any sublease or assignment made in accordance with this Section 20, and acknowledges that no provision of the Civil Code of the State of Jalisco shall be construed to grant it such a right.

(c)	No assignment or sublease shall release the assigning Party from its obligations hereunder unless the other Party expressly agrees in writing.

(d)

A change of control of either Party, or any internal reorganization of either Party or of its Affiliates, shall not constitute an assignment for purposes of this Section 20 and shall not require the other Party’s consent, but the relevant Party shall notify the other Party thereof within [•] days thereafter, without prejudice to Sections 21(a) and 23.

21. TRANSFERS BY LANDLORD; ASSUMPTION

(a)

Landlord shall not sell, transfer, assign, contribute, convey or otherwise dispose of, in whole or in part, the Premises, any Parcel or the Site, nor any interest therein, nor the shares or equity interests of Landlord where the effect is a transfer of control over the Premises, without first complying with Tenant’s rights under Section 23 and this Section 21.

(b)

If Tenant does not exercise its rights under Section 23 with respect to a proposed transfer, or such rights do not apply to it under Section 23(g), Landlord may complete the transfer, provided that, as a condition to its effectiveness, the transferee (i) assumes in writing, in an instrument delivered to Tenant prior to closing, all of Landlord’s obligations under this Lease, the SSA and each Service Level Agreement, (ii) acknowledges this Lease and its registration, (iii) has the legal capacity and the financial and technical capability to perform such obligations, including the capacity to provide the services under the SSA and to hold the Permits required for that purpose, (iv) ratifies Tenant’s rights under Sections 4, 15 and 23, and (v) where the transferee is not an Affiliate of Landlord, Tenant has given its consent in accordance with Section 20(b).

(c)

Landlord shall remain jointly and severally liable with the transferee for all obligations under this Lease, the SSA and each Service Level Agreement accrued prior to the transfer, and for the obligations under Sections 16 and 19, which shall not be released by the transfer.

(d)

This Lease shall subsist in accordance with its terms notwithstanding any transfer of the Premises, and Landlord shall cause any acquirer to recognize it, including by requiring the acquirer’s acknowledgment in the corresponding public deed.

22. ENCUMBRANCES; SUBORDINATION AND NON-DISTURBANCE

(a)

The Parties acknowledge that, as of the Effective Date, no Parcel is subject to any mortgage, trust or other security interest. Landlord may mortgage, pledge, contribute to a trust or otherwise encumber any Parcel, the Site or the Premises, or any rent payable hereunder, in connection with any financing, without Tenant’s consent, provided that, as a condition to the effectiveness of the encumbrance as against Tenant, the creditor or trustee executes and delivers to Tenant a subordination, non-disturbance and attornment agreement, in the creditor’s customary form with such reasonable changes as Tenant may request (an “SNDA”), recognizing this Lease and Tenant’s rights under Sections 4, 15 and 23, and undertaking not to disturb Tenant’s possession upon any foreclosure or enforcement so long as no Event of Default has occurred and is continuing.

(b)

Tenant shall subordinate this Lease to any encumbrance granted in accordance with Section 22(a) only upon, and subject to, the delivery of the corresponding SNDA, and shall have no obligation to subordinate this Lease or any of its rights hereunder otherwise. Tenant shall execute and return any SNDA complying with Section 22(a) within [•] Business Days following its receipt.

23. RIGHT OF FIRST OFFER; RIGHT OF FIRST REFUSAL

(a)

Scope. Tenant’s rights under this Section 23 apply to any sale, transfer or other disposition by Landlord of the Premises, or of any Parcel, portion of the Site or the Site as a whole that includes all or any portion of the Premises (each, an “Offered Property”). Tenant’s rights shall be exercisable only in respect of the Offered Property as a whole, on the terms offered by Landlord, and Landlord shall have no obligation to subdivide, individualize or otherwise separate the Premises or any portion thereof for that purpose.

(b)

Right of First Offer. If Landlord intends to sell, transfer or otherwise dispose of any Offered Property, Landlord shall first deliver written notice to Tenant specifying the Offered Property and only the price, the form of payment and the proposed closing date on which Landlord is willing to sell (the “ROFO Notice”), the remaining terms of the acquisition being those set forth in Exhibit E. Tenant shall have [•] days following receipt of the ROFO Notice to elect to purchase the Offered Property on the terms set forth therein, in which case the Parties shall execute a purchase agreement substantially in the form attached as Exhibit E and shall close on the closing date set forth in the ROFO Notice or the ROFR Notice, as applicable, or, if later, within [•] days thereafter. Tenant’s election, once given, shall be irrevocable. Landlord’s offer contained in the ROFO Notice or the ROFR Notice shall likewise be irrevocable during the applicable exercise period. Tenant shall bear any transfer tax, registration fees, notarial costs and other costs of the acquisition, and shall obtain at its own risk and cost any approval required for the acquisition. Landlord shall bear any income tax payable on the disposition, the costs of cancelling any lien or encumbrance and of delivering title to the Offered Property in accordance with Exhibit E, and the fees of its own advisors. Tenant’s rights under this Section 23 shall not be exercisable while an Event of Default by Tenant is continuing, and shall lapse if Tenant fails to close in accordance with this Section 23(b) for reasons not attributable to Landlord.

(c)

Right of First Refusal. If Tenant does not exercise its right of first offer, and Landlord thereafter receives an offer from a third party, or proposes to sell the Offered Property, on a price, form of payment or closing date more favorable to the purchaser than those set forth in the ROFO Notice, including any reduction in price of more than [•] percent ([•]%), Landlord shall deliver written notice to Tenant specifying only such price, form of payment and closing date (the “ROFR Notice”), without any obligation to disclose the identity of the third party or any other term of its offer, and Tenant shall have [•] days following receipt to elect to purchase the Offered Property on such price, form of payment and closing date, in which case the Parties shall proceed as set forth in Section 23(b).

(d)

Continuing Rights. Tenant’s rights under this Section 23 are continuing rights, exercisable on each and every occasion on which Landlord proposes a disposition during the Lease Term and any extension thereof, and shall not be extinguished by any failure to exercise them on a prior occasion. If Tenant does not exercise its rights in respect of a proposed disposition, Landlord may complete it with a third party, on a price, form of payment and closing date no more favorable to the purchaser than those last offered to Tenant, within [•] months following the expiration of Tenant’s last exercise period; if the disposition is not completed within that period, Tenant’s rights shall apply again to any subsequent proposed disposition. Any disposition made in violation of this Section 23 shall be null and void and shall not be enforceable against Tenant, which nullity shall be Tenant’s sole remedy in respect of such violation.

(e)

Nothing in this Lease shall be construed as a waiver by Tenant of any preemptive right, right of first refusal or right of first offer (derecho del tanto or derecho de preferencia) to which it may be entitled under the Civil Code of the State of Jalisco or any other applicable law, all of which the Parties expressly acknowledge and preserve, and which shall be in addition to the rights granted in this Section 23.

(f)

Landlord shall cause Tenant’s rights under this Section 23 to be recorded in the public deed contemplated in Section 27(c) and registered with the Public Registry of Property, so as to be effective against third parties.

(g)

Excluded Transfers. Tenant’s rights under this Section 23 shall not apply to (i) any transfer to an Affiliate of Landlord, (ii) any mortgage, trust or other encumbrance granted in accordance with Section 22, or (iii) any foreclosure, enforcement or transfer in lieu thereof under any such encumbrance, provided that, in each case, the transferee or acquirer assumes this Lease in accordance with Section 21(b), and Tenant’s rights under this Section 23 shall continue to apply to any subsequent disposition by such transferee or acquirer.

24. TENANT’S TERMINATION RIGHT

(a)

Tenant may terminate this Lease, in whole or in part, at any time during the Lease Term, for any reason and without liability, by delivering written notice to Landlord at least [•] months prior to the effective date of termination specified in such notice. In the case of a partial termination: (i) the notice shall identify the portion of the Premises to be released, which shall consist of one or more entire Buildings or such other self-contained portion of the Premises as Landlord may approve, such approval not to be unreasonably withheld, conditioned or delayed, and Landlord shall carry out, at Tenant’s sole cost and expense, any physical delimitation, separation of access or metering required as a result, as provided in Section 14(a); (ii) Base Rent and every other amount payable by Tenant hereunder shall be reduced in the proportion that the area released bears to the total area of the Premises immediately prior to the release; (iii) Exhibits A, B and C shall be adjusted accordingly by amendment to this Lease, and Tenant may elect to reduce the service levels committed to it under the SSA and each Service Level Agreement in the same proportion; and (iv) this Lease shall continue in full force and effect with respect to the remainder of the Premises, without any change to the Lease Term or to Tenant’s rights under Sections 4, 15 and 23.

(b)

Upon the effective date of a termination of this Lease in whole under Section 24(a), (i) Tenant shall surrender the Premises in accordance with Section 26(e), (ii) each Party shall pay any amount accrued and unpaid as of that date, and (iii) neither Party shall have any further obligation to the other under this Lease, except for those provisions that expressly survive. Tenant’s right under Section 24(a) shall not be exercisable while an Event of Default by Tenant is continuing, and Tenant shall remain liable for all Rent and other obligations hereunder until the effective date of termination and the surrender of the Premises in accordance with Section 26(e).

(c)	Tenant may also terminate this Lease as provided in Sections 8(d), 16(e), 17(c) and 25(c), in which case no notice period shall be required other than as set forth in the applicable Section.

(d)

Landlord shall have no corresponding right of early termination, and may terminate this Lease only following an Event of Default by Tenant that remains uncured after the expiration of the applicable cure period, as provided in Sections 4(b) and 26(c), or for serious cause where such right cannot be waived under applicable law.

25. LANDLORD DEFAULT; TENANT REMEDIES

(a)

Landlord Default. Each of the following shall constitute a “Landlord Default”: (i) Landlord fails to pay any amount due to Tenant hereunder and such failure continues for [•] Business Days following written notice from Tenant; (ii) Landlord fails to perform any other material obligation under this Lease and such failure continues for [•] days following written notice from Tenant, or, if the failure cannot reasonably be cured within that period, for such longer period as is reasonably necessary provided Landlord commences the cure within that period and diligently pursues it, without prejudice to Tenant’s right of self-help under Section 9(d), which shall be available within the periods set forth therein; (iii) any breach or default by Landlord under the SSA or any Service Level Agreement that constitutes a Landlord Default as provided in Section 8(c); (iv) any material breach by Landlord of a representation or warranty under Section 2, subject to the applicable survival period set forth therein, which, if capable of being cured, remains uncured for [•] days following written notice from Tenant; (v) Landlord disposes of or encumbers the Premises in violation of Sections 21 or 22; (vi) Landlord fails to perform the Pending Urbanization Obligations as required by Section 16; (vii) Landlord’s insolvency, concurso mercantil, dissolution or liquidation; or (viii) Landlord seriously neglects the Buildings comprising the Premises, the Shared Areas or the Site infrastructure, or fails to comply with material conditions imposed by a Governmental Authority or with material Legal Requirements in respect of the Site, in each case in a manner that materially and adversely affects Tenant’s use of or operations at the Premises, and such failure continues for [•] days following written notice from Tenant.

(b)	[Intentionally Omitted.]

(c)

Termination for Landlord Default. If a Landlord Default that materially and adversely affects Tenant’s use of or access to all or a material portion of the Premises, or Tenant’s operations thereat, remains uncured following written notice from Tenant and the expiration of the applicable cure period set forth in Section 25(a), Tenant may, at its option and, subject to Section 25(g), without prejudice to any other remedy, terminate this Lease, in whole or with respect to the affected portion, upon written notice to Landlord, effective on the date specified therein, without the notice period set forth in Section 24(a) and without liability. Upon any uncured Landlord Default, Tenant may also demand payment of the amounts due, with interest at the Default Rate, or seek specific performance in accordance with Section 25(g).

(d)	[Intentionally Omitted.]

(e)	[Intentionally Omitted.]

(f)	[Intentionally Omitted.]

(g)

Specific Performance. Tenant shall be entitled to specific performance of Landlord’s obligations under Sections 8, 9, 13, 14, 16 and 21, other than obligations to pay money, the Parties acknowledging that damages would not be an adequate remedy for a breach thereof. In each case in which Tenant is entitled to specific performance under this Section 25(g), specific performance shall be Tenant’s sole and exclusive remedy in respect of the corresponding breach, and Tenant shall not be entitled to claim damages, indemnification under Section 19(a)(i) or the termination of this Lease under Section 25(c) in respect thereof, without prejudice to the rights expressly set forth in Sections 8(d), 9(d) and 16(e).

26. EVENTS OF DEFAULT BY TENANT; LANDLORD REMEDIES

(a)

Each of the following shall constitute an “Event of Default” by Tenant: (i) Tenant fails to pay Base Rent or any other amount due to Landlord hereunder when due and such failure continues for [•] Business Days following written notice from Landlord; (ii) Tenant fails to perform any other material obligation under this Lease and such failure continues for [•] days following written notice, or, if the failure cannot reasonably be cured within that period, for such longer period as is reasonably necessary provided Tenant commences the cure within that period and diligently pursues it; (iii) Tenant’s insolvency, concurso mercantil, dissolution or liquidation; (iv) any breach or default by Tenant under the SSA or any Service Level Agreement that constitutes an Event of Default as provided in Section 8(c); (v) Tenant makes materially detrimental use of the Premises, seriously neglects them, or fails to comply with material conditions imposed by a Governmental Authority or with material Legal Requirements, and such failure continues for [•] days following written notice from Landlord; (vi) Tenant carries out alterations affecting the structure or substance of the Premises without the required Permit or without Landlord’s consent where required under Section 11(a), and fails to reverse them within [•] days following written notice from Landlord; (vii) any material breach by Tenant of a representation or warranty under Section 2, subject to the applicable survival period set forth therein, which, if capable of being cured, remains uncured for [•] days following written notice from Landlord; or (viii) Tenant assigns this Lease or subleases the Premises in violation of Section 20.

(b)	[Intentionally Omitted.]

(c)

Upon an uncured Event of Default, and subject to Section 26(f), Landlord may (i) demand payment of the amounts due, with interest at the Default Rate, (ii) seek specific performance in accordance with Section 26(f), or (iii) terminate this Lease upon written notice and recover possession of the Premises in accordance with applicable law, in which case Tenant shall vacate and surrender the Premises in accordance with Section 26(e) within ninety (90) days following the effective date of termination, during which period Tenant shall pay, as compensation for its use of the Premises, an amount equal to the Base Rent then in effect. Landlord shall not be entitled to accelerate Rent.

(d)

“Default Rate” means [•] percent ([•]%) per annum or, if lower, the maximum rate permitted by applicable law. In case of late payment by either Party, the defaulting Party shall in addition bear all costs resulting from the late payment, including the reasonable costs of legal proceedings and representation.

(e)

Surrender. Upon expiration or termination of this Lease, Tenant shall surrender the Premises in the condition recorded in the Baseline Condition Report, cleared of all movable property, ordinary wear and tear, casualty, condemnation, alterations Landlord has elected to take over under Section 11(b), and any condition Landlord was obligated to remedy, excepted. Tenant shall remove, at or prior to the expiration or termination of this Lease, all of its machinery, equipment, racking, production lines, tooling, furniture, trade fixtures, inventory and other property, and its alterations, additions and improvements, as provided in Section 11(b), and shall repair any damage caused by such removal. Tenant shall hand back the Dedicated Site Equipment and the other items listed in Exhibit K in the condition recorded therein, ordinary wear and tear excepted, together with the associated test certificates and maintenance records, which shall not be older than six (6) months. The Parties expressly acknowledge that no tacit renewal (tácita reconducción) shall be deemed to occur. If Tenant remains in possession of all or any portion of the Premises following the expiration or termination of this Lease, other than in the exercise of its rights under Section 4 or during the period set forth in Section 26(c), Tenant shall pay, for each month or fraction thereof during which it so remains, an amount equal to [•] percent ([•]%) of the monthly Base Rent in effect immediately prior to such expiration or termination, calculated on the area so retained, which shall be Landlord’s sole compensation for such holdover.

(f)

Specific Performance. Landlord shall be entitled to specific performance of Tenant’s obligations under Sections 8, 10, 13, 14, 16 and 20, other than obligations to pay money, the Parties acknowledging that damages would not be an adequate remedy for a breach thereof. In each case in which Landlord is entitled to specific performance under this Section 26(f), specific performance shall be Landlord’s sole and exclusive remedy in respect of the corresponding breach, and Landlord shall not be entitled to claim damages, indemnification under Section 19(b)(i) or the termination of this Lease under Section 26(c) in respect thereof, without prejudice to the rights expressly set forth in Section 10.

27. QUIET ENJOYMENT; FORMALIZATION AND REGISTRATION

(a)

Landlord covenants that Tenant shall have quiet and peaceful possession and enjoyment of the Premises throughout the Lease Term and any extension thereof, free of any disturbance by Landlord or by any person claiming through Landlord, and Landlord shall defend Tenant’s possession at its cost against any third-party claim. Tenant shall, in turn, use the Premises and the Shared Areas without disturbing the possession and enjoyment by Landlord and by the other occupants of the Site of the remainder of the Site, and shall promptly notify Landlord of any third-party claim, disturbance or act of dispossession affecting the Premises of which it becomes aware, so that Landlord may defend Tenant’s possession as provided herein.

(b)

Landlord and persons instructed by it may enter the Premises (i) during ordinary business hours, upon at least [•] hours’ prior notice, for the purpose of inspection, maintenance, repair and improvement works, accompanied by a representative of Tenant if Tenant so requests, and subject to Tenant’s security, safety, confidentiality and quality protocols, or (ii) in an emergency or case of imminent danger, without notice, in which case Landlord shall notify Tenant as promptly as practicable. All such works shall be carried out with the least possible disruption to Tenant’s operations. Landlord acknowledges that the Premises contain confidential manufacturing processes and customer property and equipment subject to third-party confidentiality obligations. Tenant, in turn, acknowledges that the Site contains operations of Landlord and of other occupants, and shall cause the Tenant Parties to observe the security, safety and confidentiality protocols applicable at the Site outside the Exclusive Areas, as notified by Landlord to Tenant.

(c)

Public Deed and Registration. The Parties shall cause this Lease, together with the rights of first offer and first refusal granted in Section 23 and the rights granted in Section 4, to be formalized in a public deed before a notary public mutually agreed by the Parties, and registered with the Public Registry of Property of the State of Jalisco, in accordance with Article 2045 of the Civil Code of the State of Jalisco, within [•] days following the Commencement Date. The cost of the notarial instrument and of the registration, and any duties or taxes payable thereon, shall be borne by the Parties in equal shares. Landlord shall appear and execute all instruments required, and shall deliver to Tenant the registered first counterpart. Tenant shall likewise appear and execute all instruments required, and shall deliver to the notary public the documentation reasonably required from it for that purpose. The Parties shall cause any amendment hereto, and any instrument evidencing an election under Section 4(d), to be formalized and registered in the same manner.

28. HAZARDOUS MATERIALS

(a)

Landlord represents and warrants that, except as disclosed in the Baseline Condition Report, to its knowledge there is no Contamination at, on or under the Site or the Premises, and no pending or threatened claim, order or proceeding relating to Hazardous Materials affecting the Site or the Premises.

(b)

Landlord shall be solely responsible for, and shall indemnify the Tenant Parties against, all Losses arising out of (i) any Contamination caused by Landlord or by any other occupant of the Site from and after the Commencement Date, and (ii) any Remediation required by any Governmental Authority in respect thereof, including any cost of interrupting, relocating or adapting Tenant’s operations. No such cost shall be passed through to Tenant in any form. Any Contamination existing at the Site or the Premises prior to the Commencement Date shall not be the responsibility of either Party, shall be recorded in the Baseline Condition Report and, where its Remediation is necessary under Environmental Laws or is required by any Governmental Authority, shall be corrected as provided in Section 1(d).

(c)

Tenant may use, store, handle and dispose of Hazardous Materials at the Premises in the ordinary course of its operations, in compliance with applicable Environmental Laws and the Permits held by it, and shall be solely responsible for, and shall remediate at its own cost and indemnify Landlord against, Contamination caused by the Tenant Parties from and after the Commencement Date. Tenant shall have no obligation to investigate, monitor or remediate any condition it did not cause. Landlord shall likewise have no obligation to investigate, monitor or remediate any Contamination caused by the Tenant Parties, nor shall any cost thereof be passed through to Landlord in any form.

(d)

Each Party shall promptly notify the other of any Release, order, inspection or claim relating to Hazardous Materials affecting the Premises, and shall provide reasonable cooperation in responding thereto.

29. FORCE MAJEURE

(a)

Neither Party shall be liable for any delay or failure in the performance of its obligations hereunder (other than the payment of money) to the extent caused by an event beyond its reasonable control, including acts of God, natural disaster, epidemic, pandemic, fire, flood, earthquake, war, civil disorder, act of a Governmental Authority not attributable to the affected Party, strike or labor disturbance not involving such Party’s own workforce, and failure of a supplier of electricity or water not within such Party’s reasonable control (each, a “Force Majeure” event), provided that the affected Party notifies the other promptly and uses commercially reasonable efforts to mitigate and to resume performance.

(b)

Base Rent shall abate during any Force Majeure event that prevents Tenant from using or accessing all or a material portion of the Premises for more than thirty (30) consecutive days, from the commencement of such event until use or access is restored, in proportion to the portion affected, and if such event continues for more than [•] consecutive days, either Party may terminate this Lease upon written notice.

(c)

Force Majeure shall not excuse Landlord from its obligations under Section 16, except as provided in Section 16(f), nor from any payment or indemnity obligation unless such indemnity obligation is impacted by a Force Majeure event. Force Majeure shall likewise not excuse Tenant from any payment or indemnity obligation unless such indemnity obligation is impacted by a Force Majeure event, without prejudice to the abatement of Base Rent provided in Section 29(b).

30. STATUTORY RIGHTS; NO WAIVER

(a)

The Parties acknowledge that the Civil Code of the State of Jalisco and other applicable laws grant certain rights and benefits to the parties to a lease of real property. Neither Party waives, and nothing in this Lease shall be construed as a waiver by either Party of, any right, benefit or remedy to which it is or may be entitled under applicable law, including, in the case of Tenant, any right in respect of the extension of the lease term, tacit renewal, preemptive rights or rights of first refusal, abatement or reduction of rent, repairs, maintenance and replacements, improvements made by the tenant and reimbursement thereof, defects of the leased property, disturbance of possession, subleasing and assignment, and the effect of a transfer of the leased property, and, in the case of Landlord, any right in respect of the collection of rent, the preservation of the leased property and the remedies available to a landlord, in each case to the extent not modified by this Lease. All such rights are expressly acknowledged and preserved, and are cumulative with, and additional to, the rights granted to each Party under this Lease.

(b)

Where any provision of this Lease grants a Party a right that is also granted by applicable law, such Party may elect to exercise either or both, and the exercise of one shall not constitute a waiver of the other.

(c)	No waiver by either Party of any breach of this Lease shall be effective unless in writing, and no waiver shall constitute a waiver of any other or subsequent breach.

31. ESTOPPEL CERTIFICATES

Each Party shall, within [•] days following the other’s written request, execute and deliver a certificate substantially in the form attached as Exhibit H, certifying the status of this Lease, the Rent paid, the absence or existence of defaults and such other matters as are reasonably requested, provided that no Party shall be required to certify any matter that is inaccurate or to waive any right.

32. CONFIDENTIALITY

Each Party shall keep confidential the terms of this Lease and all information of the other Party disclosed in connection herewith, and shall not disclose the same to any third party, except (i) to its Affiliates, directors, officers, employees, advisors, auditors, lenders and prospective acquirers on a need-to-know basis and subject to confidentiality obligations, (ii) as required by Legal Requirements or by any securities exchange or regulator, including in connection with the Distribution and the related filings, and (iii) as required in any proceeding to enforce this Lease. Landlord shall not disclose any information regarding Tenant’s operations, processes, customers or equipment obtained in connection with this Lease or the SSA. Tenant shall likewise not disclose any information regarding the operations of Landlord or of the other occupants of the Site, the Site or the Site Equipment obtained in connection with this Lease or the SSA.

33. NOTICES

All notices hereunder shall be in writing and shall be delivered personally, by courier or by electronic mail with confirmation of receipt, to the addresses and addressees set forth below, or to such other address as a Party designates by notice. Notices shall be effective upon receipt.

If to Landlord

[•]

If to Tenant

[•]

34. GOVERNING LAW; ARBITRATION

(a)	This Lease shall be governed by, and construed in accordance with, the laws of the State of Jalisco, United Mexican States.

(b)

Any dispute, controversy or claim arising out of or relating to this Lease, including its existence, validity, interpretation, performance, breach or termination, shall be finally settled by arbitration administered by the Arbitration Center of Mexico (CAM) in accordance with its rules then in effect. The arbitral tribunal shall consist of [•] arbitrators. The seat of the arbitration shall be Guadalajara, Jalisco, and the language of the arbitration shall be Spanish, provided that documents and evidence in English may be submitted without translation. The award shall be final and binding, and judgment thereon may be entered in any court of competent jurisdiction.

(c)

Notwithstanding Section 34(b), either Party may, pending the constitution of the arbitral tribunal, seek interim, provisional or injunctive relief before any competent court, including any measure required to preserve Tenant’s possession of the Premises, the continuity of the services under the SSA, Landlord’s rights in respect of the Premises and the Site, or the status quo, without such application constituting a waiver of the agreement to arbitrate, and without prejudice to any right to seek interim relief under the SSA or any Service Level Agreement.

(d)

The Parties shall attempt in good faith to resolve any dispute through their designated representatives for a period of [•] days prior to commencing arbitration, provided that this requirement shall not apply where a Party seeks relief under Section 34(c) or where the dispute concerns the impairment of Tenant’s access to the Premises, or the withholding of Rent under Section 8(d).

35. LANGUAGE

This Lease shall be executed in Spanish and in English. In the event of any conflict, discrepancy or difference in the translation or interpretation of this Lease, the Spanish version shall control and prevail. The public deed contemplated in Section 27(c) shall be granted in Spanish.

36. MISCELLANEOUS

(a)

This Lease, together with its Addenda and Exhibits, constitutes the entire agreement between the Parties with respect to the Premises and supersedes all prior agreements, understandings and representations with respect thereto, except for the SSA and the Service Level Agreements, which remain in full force and effect in accordance with their terms and this Lease.

(b)	This Lease may be amended only by a written instrument executed by both Parties and, where required, formalized and registered in accordance with Section 27(c).

(c)

In the event of any conflict between this Lease and the SSA or any Service Level Agreement, this Lease shall prevail with respect to the lease of the Premises, Tenant’s possession and use, the allocation of maintenance, taxes and operating expenses, and the SSA or the applicable Service Level Agreement shall prevail with respect to the technical specifications, allocations, pricing, performance, suspension, termination, remedies and limitations of liability of the services provided thereunder, subject to Section 8(d).

(d)

If any provision of this Lease is held invalid or unenforceable, the remainder shall continue in full force and effect, and the Parties shall negotiate in good faith a substitute provision achieving, to the extent legally possible, the same economic and legal effect.

(e)	The Addenda and Exhibits attached hereto form an integral part of this Lease. The captions are for convenience only and shall not affect its interpretation.

(f)	This Lease shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

(g)

Each Party shall bear its own costs and expenses in connection with the negotiation and execution of this Lease, except as otherwise expressly provided herein. There is no broker involved in this transaction and each Party shall indemnify the other against any brokerage claim asserted through it.

(h)	This Lease may be executed in counterparts, each of which shall be deemed an original.

(i)

Related Lease; Flex Occupants. For purposes of Sections 3(c), 13(d), 13(e), 15(c) and 19(a)(v), neither FTM, as tenant under the FTM Lease, nor any other Flex Affiliate occupying any portion of the Site (each, a “Flex Occupant”) shall be deemed an occupant of the Site other than Tenant or a third party, and the occupancy, operations and use of the Site by any Flex Occupant shall not constitute a breach by Landlord of any of those Sections. The rights granted to Tenant under Sections 15(a) and 23 are also granted, in identical terms, to FTM under the FTM Lease. Landlord shall deliver each notice required under those Sections simultaneously to Tenant and to FTM, and such rights may be exercised by either of them or by both of them, in the case of Section 15(a), in respect of different portions of the relevant space, and in the case of Section 23, jointly in respect of the Offered Property, as Tenant and FTM may jointly designate in writing to Landlord. Landlord may lease any space to a third party under Section 15(b), or sell, transfer or otherwise dispose of any Offered Property to a third party under Section 23, only if neither Tenant nor FTM has exercised the corresponding right within the applicable period.

(j)

Consents. Wherever this Lease provides that the consent of a Party shall not be unreasonably withheld, conditioned or delayed, the requesting Party shall deliver a written request together with information reasonably sufficient to evaluate it, and the other Party shall respond within [•] Business Days following its receipt of such request and information; provided that the responding Party may, within [•] Business Days following such receipt, request in writing such additional information as it reasonably requires, in which case such [•] Business Day period shall run from its receipt of such additional information. Any refusal shall state the reasons therefor in reasonable detail. If the responding Party fails to respond within the applicable period, the requesting Party may deliver a second written notice expressly referring to this Section 36(j) and stating in bold capital letters: “FAILURE TO RESPOND WITHIN [•] BUSINESS DAYS SHALL RESULT IN THE REQUESTED CONSENT BEING DEEMED GRANTED,” and if no response is received within [•] Business Days following receipt of that second notice, the consent shall be deemed granted. This Section 36(j) shall not apply to any consent required under Sections 1(b), 3(g), 11(a), 15(c) or 20, or to any matter affecting the structure of the Buildings, title to any Parcel, or any Permit held by the other Party, each of which must be express.

(k)

Definitions. For purposes of this Lease, the following terms shall have the meanings set forth below, and the other capitalized terms used herein shall have the meanings given to them elsewhere in this Lease:

“Affiliate” means, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person, where “control” means the power to direct the management and policies of a person, whether through the ownership of more than fifty percent (50%) of its voting shares or equity interests, by contract or otherwise; provided that, for purposes of this Lease, Landlord shall not be deemed an Affiliate of Tenant, nor Tenant an Affiliate of Landlord.

“Buildings” means the buildings located at the Site, as identified on Exhibit A, and “Building” means any of them.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which credit institutions in Guadalajara, Jalisco, are authorized or required to close in accordance with the calendar published by the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores).

“CFDI” means an electronic tax invoice (Comprobante Fiscal Digital por Internet) issued in accordance with Articles 29 and 29-A of the Federal Tax Code and the applicable tax administrative rules.

“Contamination” means the presence of Hazardous Materials in, on or under the soil, subsoil, groundwater, surface water or air at the Site, or in any structure or installation thereon, in concentrations exceeding the maximum permissible limits under Environmental Laws or otherwise requiring Remediation under Environmental Laws.

“Distribution” means the distribution contemplated in the [separation agreement dated [•], entered into between [•] and [•]] (the “Separation Agreement”).

“Environmental Laws” means all Legal Requirements relating to the protection of the environment, ecological balance, natural resources or human health in connection with exposure to Hazardous Materials, including the General Law of Ecological Balance and Environmental Protection (Ley General del Equilibrio Ecológico y la Protección al Ambiente), the General Law for the Prevention and Integral Management of Waste (Ley General para la Prevención y Gestión Integral de los Residuos), the National Waters Law (Ley de Aguas Nacionales), the Federal Law of Environmental Liability (Ley Federal de Responsabilidad Ambiental), the State Law of Ecological Balance and Environmental Protection of the State of Jalisco (Ley Estatal del Equilibrio Ecológico y la Protección al Ambiente), the applicable regulations of the Municipality of Zapopan, and their respective regulations and Mexican Official Standards.

“Flex Affiliate” means FTM, FPL and any of their respective Affiliates.

“Governmental Authority” means any federal, state or municipal governmental authority of the United Mexican States, including any ministry, agency, decentralized entity, commission, court, tribunal, public utility, water and sewer authority or other body exercising executive, legislative, judicial, regulatory or administrative functions, in each case having jurisdiction over the Site, the Premises, either Party or the matter in question.

“Hazardous Materials” means any substance, material or waste that is classified or regulated as hazardous, toxic, corrosive, reactive, explosive, flammable, infectious or contaminating under Environmental Laws, including hazardous waste (residuos peligrosos), hydrocarbons and their derivatives, asbestos and polychlorinated biphenyls.

“Lease Term” means the Primary Term together with any extension or renewal thereof in accordance with Section 4 and Addendum 2.

“Legal Requirements” means all laws, codes, regulations, Mexican Official Standards, decrees, ordinances, urban development plans and programs, orders, resolutions and other binding requirements of any Governmental Authority, and the terms and conditions of all Permits, in each case as in effect from time to time and applicable to the Site, the Premises, either Party or the matter in question, including those relating to land use, urban development, construction, civil protection, the environment, health and safety.

“Mexican Official Standards” means the Mexican official standards (Normas Oficiales Mexicanas) issued by the competent Governmental Authorities, as in effect from time to time.

“Monthly Costs” has the meaning given to it in the SSA.

“Party” means each of Landlord and Tenant, and “Parties” means both of them.

“Permits” means all licenses, permits, authorizations, concessions, registrations, approvals, certificates, opinions (dictámenes), notices (avisos) and other authorizations issued by or filed with any Governmental Authority, including land use, construction, occupancy and operating licenses, civil protection opinions, environmental licenses and registrations, and water and wastewater discharge concessions and permits.

“Pesos” means the lawful currency of the United Mexican States, and “U.S. Dollars” means the lawful currency of the United States of America.

“Release” means any spill, leak, discharge, emission, injection, escape, leaching, dumping or disposal of Hazardous Materials into the environment.

“Remediation” means any investigation, characterization, containment, removal, cleanup, treatment, restoration, monitoring or other corrective action in respect of Contamination required under Environmental Laws or by any Governmental Authority, including any remediation program approved in accordance with Environmental Laws.

“Service Level Agreements” means the service level agreements entered into under the SSA, as listed on Exhibit F, and “Services” means the services provided under the SSA and the Service Level Agreements.

IN WITNESS WHEREOF, the Parties have executed this Lease as of the Effective Date.

Effective Date: [•]

LANDLORD

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

By: ______________________________
Name:
Title:

TENANT

FLEXTRONICS PLASTICS, S.A. DE C.V.

By: ______________________________
Name:
Title:

ADDENDA AND EXHIBITS

Addendum 1.	Base Rent Schedule. Initial annual Base Rent [•] and schedule for the Primary Term, denominated in U.S. Dollars, with the annual adjustment under Section 5(c). To be completed from the commercial terms.

Addendum 2.	Extension Options and Year-25 Election. Mechanics of the extension period and of the usufruct election, the form of Landlord’s irrevocable offer, the exercise notices, the determination of the Market Rent under Section 4(f) and the interaction with the statutory extension under Article 2051 of the Civil Code of the State of Jalisco.

Addendum 3.	[Intentionally Omitted.]

Addendum 4.	Usufruct Economics. Consideration payable for the usufruct constituted under Section 4(d)(ii), determined on the basis of the Market Rent, allocation of notarial fees, registration duties and any transfer tax.

Exhibit A.	Site Plan identifying, building by building, the Exclusive Areas and the Shared Areas. To be provided by Flex and substituted in accordance with Section 14(a).

Exhibit A-1.	Legal Descriptions of the Parcels. Public deeds Nos. 10,558 (178,133 m²), 42,464 (224,600 m²), 41,195 (30,000 m²) and 18,759 (100,099 m²), with their registration data, and the Permitted Exceptions.

Exhibit B.	Buildings, Areas and Measurements. Buildings 3, 5 and 7, with measured areas and measurement method.

Exhibit C.	Shared Areas, Parking, Docks, Trailer Routes and Logistics. Counts of docks, dock doors, trailer positions and employee and visitor parking spaces per building; access and internal circulation routes with dimensions, turning radii, load capacity, traffic direction and operating hours; gates and guardhouses; utility delivery points; Site traffic and access rules; and the baseline occupancy levels referred to in Section 15(c).

Exhibit D.	Maintenance Matrix. Item-by-item allocation of maintenance, repair and replacement responsibilities between Landlord and Tenant, consistent with Sections 9 and 10, it being understood that no maintenance cost is passed through to Tenant except as provided in Sections 9 and 10, and that no structural, roof or waterproofing item, nor any other item reserved to Landlord under Section 9(a), may be allocated to Tenant (without limiting Tenant’s liability for damage caused by Tenant Parties under Sections 9 and 10).

Exhibit E.	Form of Purchase Agreement for the exercise of the rights of first offer and first refusal under Section 23.

Exhibit F.	SSA and Service Level Agreements. List and copies of the Site Services Agreement (Guad North) and of each Service Level Agreement, including the Electric and Water Distribution Services SLA.

Exhibit G.	Pending Urbanization Obligations. Parcel-by-parcel table of outstanding obligations, responsible party, required actions, deadlines and consequences, to be built from the Urbanization Status report.

Exhibit H.	Form of Estoppel Certificate.

Exhibit I.	Signage and Branding Plan.

Exhibit J.	Delivery Condition Report, to be prepared jointly under Section 1(c), including the delivery and acceptance certificate (acta de entrega-recepción), and forming part, together with Exhibit K, of the Baseline Condition Report.

Exhibit K.	Site Equipment Inventory and Environmental Baseline Report. Inventory of the Landlord-owned equipment on, within, above or adjacent to the Buildings comprising the Premises, with owner, location, function, permanent or temporary character and any removal commitment; and the baseline perimeter noise, emissions, vibration and odor measurements taken at the boundary with Jardín Real and the other critical receptors during the three operating shifts, with the statement of compliance of each item, to be prepared under Section 1(c)(iv).

LEASE AGREEMENT

(GUAD NORTH — Carretera Base Aérea, Zapopan, Jalisco, Mexico)

THIS LEASE AGREEMENT (this “Lease”) is entered into by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican corporation (“Landlord”), and the Tenant named below, and is dated as of the Effective Date (as defined on the signature page).

BASIC LEASE INFORMATION

Tenant:	FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V. (“FTM” or “Tenant”), a Mexican limited liability company (sociedad de responsabilidad limitada de capital variable).

Related Lease:	The lease agreement of even date herewith between Landlord and FLEXTRONICS PLASTICS, S.A. DE C.V. (“FPL”) in respect of Buildings 3, 5 and 7 at the Site (the “FPL Lease”). This Lease and the FPL Lease are independent of each other: the obligations of Tenant and FPL are not joint and several, and no breach or default under either of them shall constitute a breach or default under the other. See Section 36(i).

Site:	The industrial campus known as Guad North, comprised of four (4) parcels totaling approximately 532,832 m², covered by public deeds Nos. 10,558, 42,464, 41,195 and 18,759, as legally described on Exhibit A-1 (each a “Parcel” and collectively, the “Site”).

Premises:	Buildings 27, 29, 31 and 33, plus thirty percent (30%) of Building 24, together with the Exclusive Areas and the right to use the Shared Areas, all as identified on the Site Plan attached as Exhibit A and as further described on Exhibit B (the “Premises”). Final areas per Exhibit B.

Commencement Date:	[•]

Lease Term:	Twenty-five (25) years from the Commencement Date (the “Primary Term”), being the maximum period permitted for real property devoted to industry under Article 2045 of the Civil Code of the State of Jalisco, subject to Tenant’s rights under Sections 4 and 24.

Base Rent:	U.S.$[•] per square foot of the Premises per calendar month, as set forth on Addendum 1. Denominated in U.S. Dollars, adjusted annually in accordance with Section 5(c).

Operating Expenses:	Borne by Landlord as provided in Section 7. Property tax (impuesto predial), insurance premiums and contributions for improvements (contribuciones de mejoras) are for Landlord’s account. This Lease is a gross lease, and no maintenance, repair, replacement or operating costs of the Site, the Shared Areas or the Premises shall be passed through to Tenant, as provided in Section 9(c).

Site Services:	Electricity, water and the other services provided by Landlord under the Site Services Agreement (Guad North) and the Service Level Agreements thereunder (collectively, the “SSA”), as referenced in Section 8.

Addenda:	1. Base Rent Schedule; 2. Extension Options and Year-25 Election; 3. [Intentionally Omitted]; 4. Usufruct Economics.

Exhibits:	A. Site Plan (Exclusive Areas and Shared Areas); A-1. Legal Descriptions of the Parcels and Permitted Exceptions; B. Buildings, Areas and Measurements; C. Shared Areas, Parking, Docks, Trailer Routes and Logistics; D. Maintenance Matrix; E. Form of ROFO/ROFR Purchase Agreement; F. SSA and Service Level Agreements; G. Pending Urbanization Obligations; H. Form of Estoppel Certificate; I. Signage and Branding Plan; J. Delivery Condition Report; K. Site Equipment Inventory and Environmental Baseline Report.

1. GRANTING CLAUSE; DELIVERY; CONDITION OF THE PREMISES

(a)

In consideration of the obligation of Tenant to pay Rent as herein provided and of the other terms, covenants and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, including (i) the exclusive right to use and occupy the Exclusive Areas, (ii) the non-exclusive right to use the Shared Areas in common with Landlord and the other occupants of the Site, and (iii) all easements, rights of way and appurtenances necessary or convenient for the use of the Premises for the Permitted Uses, including vehicular and pedestrian ingress and egress to and from the public roads serving the Site.

(b)

Landlord shall not voluntarily grant any easement, right of way, restriction, covenant or other encumbrance, nor amend or terminate any existing one, that affects the Exclusive Areas or that would materially and adversely affect Tenant’s operations at the Premises or its access thereto, including through the Shared Areas or the access routes described on Exhibit C, without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall not voluntarily grant or create any easement, right of way, restriction, covenant or other encumbrance affecting the Premises, the Shared Areas or the Site, other than the subleases and occupancy rights permitted under Section 20, without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(c)

Condition of the Premises. The Premises are existing, constructed and in operation, and Tenant takes them in their condition as of the Commencement Date, as inspected by Tenant, on an “as-is” basis, subject only to the following, which are conditions of delivery and not merely representations: (i) as of the Commencement Date, the Building systems and equipment serving the Premises (including electrical, mechanical, fire protection, HVAC, ventilation, water, sewer, compressed air, lighting, dock doors, dock levelers and elevators) shall be in good working order consistent with their operation immediately prior to the Commencement Date and in compliance with all Legal Requirements, except as otherwise recorded in the Baseline Condition Report; (ii) the Premises shall be free of any condition, other than as recorded in the Baseline Condition Report, that prevents, restricts or conditions the operation of Tenant’s business as conducted immediately prior to the Commencement Date; and (iii) Landlord and Tenant shall jointly prepare and execute, on the Commencement Date, a delivery and acceptance certificate (acta de entrega-recepción) and inventory of the Premises, and attach as Exhibit J a delivery condition report (the “Delivery Condition Report”) recording, as of the Commencement Date, the physical, environmental and regulatory compliance condition of the Premises (including urban development, environmental, civil protection, structural, permitting and licensing matters), the status of the Building systems, the meter readings and the keys handed over, the existing operating permits and licenses, the existing utility infrastructure and metering, and the outstanding regulatory matters listed on Exhibit G; and (iv) Landlord and Tenant shall jointly prepare, each Party bearing its own costs, no later than the Commencement Date, and the Parties shall attach as Exhibit K, (A) an inventory of the Site Equipment (as defined in Section 3(e)) located on, within, above or adjacent to the Buildings comprising the Premises, identifying for each item its owner, location, function, the Buildings or operations it serves, whether it is installed on a permanent or temporary basis, and any commitment previously made for its relocation or removal, it being acknowledged that Tenant and its Affiliates have operated such equipment prior to the Commencement Date and are familiar with it; Tenant shall, for that purpose, provide Landlord with the information in its possession regarding such equipment, including its maintenance records (and Landlord shall likewise provide Tenant with the information in its possession regarding the Site Equipment and the Premises, including maintenance records, manuals, warranties and Permits), and shall separately identify in the inventory any machinery, equipment or other property owned by Tenant, its Affiliates or its customers, which shall not constitute Site Equipment, shall remain the property of its owner, and shall be governed by Section 11(b), and (B) a baseline environmental report prepared by the Parties, confirming compliance or non-compliance of each item of Site Equipment and of the Premises with the applicable Mexican Official Standards, including NOM-081-SEMARNAT-1994 and NOM-085-SEMARNAT-2011. The Delivery Condition Report (including the delivery and acceptance certificate) and Exhibit K shall together constitute the “Baseline Condition Report”.

(d)

Any condition identified in the Delivery Condition Report as non-compliant, deficient or pending shall be corrected by Landlord at its sole cost and expense within [•] days following the Commencement Date, or within such longer period as the Parties agree in writing where correction cannot reasonably be completed within that period, and Landlord’s failure to do so shall entitle Tenant to the remedies set forth in Sections 9(d) and 25. The foregoing applies to any item of Site Equipment or condition of the Premises recorded in Exhibit K as failing to meet an applicable Mexican Official Standard, which Landlord shall remediate, modify, relocate, replace or remove, at its sole cost and expense, within the period set forth in this Section 1(d), without prejudice to Section 3(f). Any condition, defect or non-compliance with Legal Requirements (including urban development, environmental, civil protection, structural, permitting and licensing matters) existing at the Premises or the Site prior to the Commencement Date shall not be the responsibility of either Party, shall be recorded in the Baseline Condition Report and, where its correction is necessary under Legal Requirements or is required by any Governmental Authority, shall be corrected by Landlord at its sole cost and expense within [•] days following notice from either Party (or such longer period as is reasonably necessary, provided Landlord commences the correction within that period and diligently pursues it to completion). Tenant shall be responsible for, and shall indemnify, defend and hold harmless Landlord from and against any and all Losses arising out of, any non-compliance or damage caused by the operations of Tenant or its employees, contractors or invitees at the Premises or in the Shared Areas from and after the Commencement Date, and shall correct it at its sole cost and expense within [•] days following notice from Landlord (or such longer period as is reasonably necessary, provided Tenant commences the correction within that period and diligently pursues it to completion), failing which Landlord may exercise the rights set forth in Section 10. Notwithstanding anything to the contrary in this Lease, indemnification in respect of matters covered by this Section 1(d) shall be limited to actual and documented damages finally awarded by a court or arbitral tribunal of competent jurisdiction, or fines and penalties finally imposed by a Governmental Authority.

2. REPRESENTATIONS AND WARRANTIES

Landlord represents and warrants to Tenant, as of the Effective Date and as of the Commencement Date, that:

(a)

Landlord is a Mexican corporation duly incorporated and validly existing under the laws of Mexico, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•], and registered with the Public Registry of Commerce of [•] under electronic commercial folio No. [•], and it has the corporate capacity and all corporate authorizations required to enter into this Lease and to perform its obligations hereunder.

(b)

Its legal representative has sufficient powers and authority, which have not been amended, limited or revoked, to execute this Lease in its name and on its behalf, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•].

(c)

Landlord is registered with the Federal Taxpayers Registry under number [•], is not and has not been included in any list published by the Tax Administration Service (Servicio de Administración Tributaria, “SAT”) under Articles 69 or 69-B of the Federal Tax Code, and holds a positive tax compliance opinion (opinión de cumplimiento), and Landlord is in compliance with the Federal Law for the Prevention and Identification of Transactions with Resources of Illicit Origin (Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita) and acquired the Parcels with funds derived from lawful sources.

(d)

Landlord holds good and marketable title to each Parcel, free and clear of any lien, mortgage, trust, attachment, encumbrance, option, right of first refusal or other third-party right, other than the Permitted Exceptions identified on Exhibit A-1, as evidenced in the public deeds listed on Exhibit A-1 and in the certificates of no liens (certificados de libertad de gravamen) dated [•] and the certificates of no tax indebtedness (constancias de no adeudo) in respect of property tax, water and other public services dated [•].

(e)

Except as expressly disclosed on Exhibit G or recorded in the Baseline Condition Report, (i) each Parcel complies with all Legal Requirements applicable to it, including land use, urbanization, subdivision, land cession, construction, occupancy, environmental and water authorizations, and (ii) Landlord has not received any notice from any Governmental Authority asserting any violation, revocation, suspension or conditioning of any such authorization, or any notice of expropriation, condemnation or public works affecting any Parcel.

(f)

The Premises and the Site have the electrical capacity, water supply and drainage, gas distribution and telecommunications infrastructure required to operate the Premises for the Permitted Uses at the levels at which they are operated immediately prior to the Commencement Date, and Landlord holds, or the applicable permit holder at the Site holds, all Permits necessary as of the Commencement Date for the provision of the services contemplated by the SSA.

(g)

There is no litigation, arbitration, administrative proceeding or claim pending or, to Landlord’s knowledge, threatened against Landlord that, if adversely determined, would adversely affect title to any Parcel, the Premises, Tenant’s use and enjoyment thereof, or Landlord’s ability to perform this Lease or the SSA.

(h)

Landlord has disclosed to Tenant all agreements affecting the Site that restrict or condition the use of the Premises, the Shared Areas or the access routes, including any covenants, park regulations, easements, reciprocal access agreements and utility agreements.

(i)

Landlord has disclosed to Tenant all complaints, claims, letters, requirements, inspections, proceedings and orders received from neighbors, neighborhood associations or any Governmental Authority in respect of noise, atmospheric emissions, vibration or odor at the Site during the [•] years preceding the Effective Date, together with all mitigation plans, measurement reports and commitments agreed with them, and, except as so disclosed and as recorded on Exhibit K, the Site and the Site Equipment comply with the applicable Mexican Official Standards on noise and atmospheric emissions.

The representations and warranties of Landlord set forth in Sections 2(a), 2(b), 2(d), 2(e) and 2(i) and in Section 28(a) (the “Landlord Fundamental Representations”) shall survive the Commencement Date and remain in effect throughout the Lease Term, and the remaining representations and warranties of Landlord shall survive for a period of [•] months following the Commencement Date. Landlord shall indemnify and hold Tenant harmless from any Losses arising out of a breach of any such representation or warranty, provided that any claim in respect of a representation or warranty other than a Landlord Fundamental Representation is notified to Landlord within the applicable survival period and provided further that Landlord shall have no liability in respect of any matter expressly disclosed on Exhibit G or recorded in the Baseline Condition Report, without prejudice to Landlord’s obligations under Sections 1(d) and 16.

Notwithstanding anything to the contrary contained in this Lease (including, without limitation, Landlord’s failure to disclose any matter required to be disclosed on any Exhibit hereto), Tenant agrees that no representation or warranty of Landlord in this Lease shall be deemed to be untrue or incorrect, and Landlord shall not be deemed to be in breach thereof, if Tenant or any of its employees as of or prior to the Commencement Date had knowledge on the Commencement Date of any such undisclosed matter or that any such representation or warranty was untrue or incorrect.

Tenant represents and warrants to Landlord, as of the Effective Date and as of the Commencement Date, that:

(j)

Tenant is a Mexican company duly incorporated and validly existing under the laws of Mexico, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•], and registered with the Public Registry of Commerce of [•] under electronic commercial folio No. [•], and it has the corporate capacity and all corporate authorizations required to enter into this Lease and to perform its obligations hereunder.

(k)

Its legal representative has sufficient powers and authority, which have not been amended, limited or revoked, to execute this Lease in its name and on its behalf, as evidenced in public deed No. [•], granted before Mr. [•], notary public No. [•] of [•].

(l)

Tenant is registered with the Federal Taxpayers Registry under number [•], is not and has not been included in any list published by the SAT under Articles 69 or 69-B of the Federal Tax Code, and holds a positive tax compliance opinion (opinión de cumplimiento).

(m)

There is no litigation, arbitration, administrative proceeding or claim pending or, to Tenant’s knowledge, threatened against Tenant that, if adversely determined, would adversely affect Tenant’s ability to perform this Lease.

(n)

The funds used by Tenant to pay Rent and the other amounts payable hereunder derive from lawful sources, and Tenant is in compliance with the Federal Law for the Prevention and Identification of Transactions with Resources of Illicit Origin (Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita).

The representations and warranties of Tenant set forth in Sections 2(j) and 2(k) shall survive the Commencement Date and remain in effect throughout the Lease Term, and the remaining representations and warranties of Tenant shall survive for a period of [•] months following the Commencement Date. Tenant shall indemnify and hold Landlord harmless from any Losses arising out of a breach of any such representation or warranty, provided that any claim in respect of a representation or warranty other than those set forth in Sections 2(j) and 2(k) is notified to Tenant within the applicable survival period.

3. USE; OPERATIONS

(a)

The Premises may be used for the manufacture, assembly, testing, repair, refurbishment and reverse logistics of electronic, electromechanical, medical, automotive and industrial products and components; for receiving, storing, packing, shipping and distributing products, materials, components and merchandise; for warehousing and distribution; for general office, engineering, laboratory, training, cafeteria, medical service, data center and administrative use; for the parking, storage, loading, unloading and circulation of automobiles, trucks and trailers, including driving into and through the Buildings for loading and unloading; for the outdoor storage of Tenant’s Property (being the property described in Section 11(b)); for the installation and operation of rooftop and yard equipment, including solar panels, antennas, emergency generators, compressed air and nitrogen systems, chillers, tanks, batteries and alternative fuel cells; and for any other lawful ancillary or related use (collectively, the “Permitted Uses”). Tenant may use the Premises twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year.

(b)

So long as Tenant is FTM, FPL or any Flex Affiliate, the Premises may also be used for any other lawful use that does not increase the demand for services under the SSA beyond the levels committed thereunder and does not require a change in land use or in any Permit held by Landlord.

(c)

Landlord shall not conduct, nor permit any other occupant of the Site to conduct, any activity at the Site that (i) unreasonably interferes with Tenant’s operations, access, logistics or the circulation of trailers described on Exhibit C, (ii) causes vibration, noise, dust, odor, electromagnetic interference or emissions that adversely affect Tenant’s manufacturing processes or the certification of its production lines, or (iii) would cause the cancellation of, or a material increase in the premium of, any insurance policy required to be maintained hereunder. Tenant shall not conduct, nor permit any of the Tenant Parties to conduct, any activity at the Site that (i) unreasonably interferes with the operations, access or logistics of Landlord or of the other occupants of the Site, (ii) causes vibration, noise, dust, odor, electromagnetic interference or emissions that adversely affect the operations of Landlord or of the other occupants of the Site, or (iii) would cause the cancellation of, or a material increase in the premium of, any insurance policy required to be maintained hereunder.

(d)

Tenant shall use the Premises in compliance with all Legal Requirements and shall obtain and maintain, at its cost, all Permits relating to its own operations at the Premises, shall comply in full with all conditions and requirements imposed by any Governmental Authority in respect thereof, and shall ensure that its use of the Premises does not cause emissions (in particular noise, odor or light) exceeding the level customary at the location and in the industry, to the extent such use goes beyond the use existing as of the Commencement Date. Landlord shall, at no out-of-pocket cost to Landlord, cooperate with Tenant in obtaining, maintaining, renewing and amending any such Permit, including by executing any application, consent, plan, letter of ownership or authorization required from the owner of the Premises, within [•] Business Days following Tenant’s request. Landlord shall, in turn, obtain and maintain, at its cost, all Permits relating to the Site, the Buildings, the Shared Areas, the Site Equipment and its own operations, and shall comply in full with all conditions and requirements imposed by any Governmental Authority in respect thereof, and Tenant shall, at no out-of-pocket cost to Tenant, cooperate with Landlord in obtaining, maintaining, renewing and amending any such Permit, including by executing any application, consent or authorization required from the occupant of the Premises, within [•] Business Days following Landlord’s request.

(e)

Site Equipment. The Parties acknowledge that certain equipment owned by Landlord, including, without limitation, HVAC systems, chillers and associated building equipment, as well as air conditioning, ventilation, extraction, compressed air and combustion equipment, is installed on, within, above or adjacent to the Buildings comprising the Premises, serves Tenant’s operations in whole or in part, and may be operated by Tenant (the “Site Equipment”). The Site Equipment includes all such equipment existing at the Buildings as of the Commencement Date, and excludes any equipment installed by Tenant, which is governed by Section 11(b). Any item of Site Equipment that exclusively serves one or more of the Buildings comprising the Premises, as identified in the inventory included in Exhibit K, is referred to herein as “Dedicated Site Equipment”. The Site Equipment forms part of the Premises leased hereunder and is not a service provided under the SSA or any Service Level Agreement. The Parties further acknowledge that the Site Equipment is delivered, and Tenant accepts it, in the condition, location and configuration recorded in Exhibit K, including any item recorded there as installed on a temporary basis or as failing to meet an applicable Mexican Official Standard, provided that Tenant shall be responsible for any such failure to the extent caused by the use or operations of the Tenant Parties, as provided in Section 3(f).

(f)

Compliance; Remediation; No Default. Landlord shall at all times keep the Site Equipment in compliance with all Legal Requirements, including the applicable Mexican Official Standards on noise and atmospheric emissions, irrespective of its location and of who operates it, except to the extent that any non-compliance results from Tenant’s failure to perform its maintenance and repair obligations in respect of the Dedicated Site Equipment under Section 10, or from the operation of any Site Equipment by the Tenant Parties in breach of the manufacturer’s specifications, in which case Tenant shall be responsible, at its sole cost and expense, for the repair, remediation or other works required to restore such Site Equipment to compliance (and, where any replacement is required as a result, for its cost, as provided in Section 9(c)). Subject to the foregoing, if any item of Site Equipment fails or ceases to meet any such standard, Landlord shall, at Landlord’s election and at Landlord’s sole cost and expense, either (i) remediate, modify, encapsulate, relocate, replace or remove it, and implement any mitigation measure required, within thirty (30) days following notice from Tenant (or, if it cannot reasonably be completed within that period, such longer period as is reasonably necessary, provided Landlord commences it within that period and diligently pursues it to completion), or such shorter period as any Governmental Authority may require, or (ii) indemnify, defend and hold harmless the Tenant Parties from and against any and all Losses arising out of or in connection with that item, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit, any claim of a neighbor, neighborhood association or third party, any remediation or mitigation cost, and any cost of adapting, relocating or interrupting Tenant’s operations. Landlord may not elect clause (ii) where the non-compliance has resulted, or is reasonably likely to result, in a closure order (clausura), suspension or other measure of a Governmental Authority affecting Tenant’s operations. The operation or use by Tenant of any item of Site Equipment in the condition, location and configuration recorded in Exhibit K shall not constitute a breach of this Lease or an Event of Default by Tenant, nor shall it be asserted by Landlord as a ground for any claim against Tenant, even where that item fails to meet an applicable standard, and no liability of any kind arising out of that condition shall be attributable to Tenant, without prejudice to Tenant’s responsibility for any non-compliance resulting from its failure to maintain and repair the Dedicated Site Equipment as required by Section 10. If Landlord fails to comply with clause (i) within the applicable period, Tenant may exercise the self-help right set forth in Section 9(d), and if any Governmental Authority orders the closure or suspension of all or part of the Premises, or revokes, suspends or conditions any Permit, as a result of the Site Equipment or of any noise, emission, vibration or odor not generated by Tenant’s own equipment, the consequences set forth in Section 16(e) shall apply.

Tenant Equipment and Operations. Tenant shall at all times keep the machinery, equipment, production lines and other installations owned or installed by Tenant, its Affiliates or its customers at the Premises (including any equipment referred to in Section 11(b)), and its use of and operations at the Premises or in the Shared Areas, in compliance with all Legal Requirements, including the applicable Mexican Official Standards on noise and atmospheric emissions, and with the conditions of the Permits relating to its own operations, except to the extent that any non-compliance results from the Site Equipment, from the failure of Landlord to perform its obligations hereunder, or from any act or omission of Landlord or of any other occupant of the Site. If any such equipment, use or operation fails or ceases to meet any such standard, Tenant shall, at Tenant’s election and at its sole cost and expense, either (i) remediate, modify, encapsulate, relocate, replace or remove it, and implement any mitigation measure required, within thirty (30) days following notice from Landlord (or, if it cannot reasonably be completed within that period, such longer period as is reasonably necessary, provided Tenant commences it within that period and diligently pursues it to completion), or such shorter period as any Governmental Authority may require, or (ii) indemnify, defend and hold harmless Landlord and its Affiliates from and against any and all Losses arising out of or in connection with that equipment, use or operation, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit held by Landlord, and any claim of a neighbor, neighborhood association or third party. Tenant may not elect clause (ii) where the non-compliance has resulted, or is reasonably likely to result, in a closure order (clausura), suspension or other measure of a Governmental Authority affecting the Site, Landlord’s operations or any Permit held by Landlord. If Tenant fails to comply with clause (i) within the applicable period, Landlord may exercise the rights set forth in Section 10. Any noise, emission, vibration or odor generated by Tenant’s own equipment or operations shall be for Tenant’s account, and shall not be asserted by Tenant as a ground for any claim against Landlord, rent abatement or termination under this Lease.

(g)

New Equipment. Landlord shall not install or relocate any equipment on, within or above the Buildings comprising the Premises or within the Exclusive Areas, nor install, relocate or modify the operation of any equipment, including any Site Equipment, adjacent thereto where doing so would materially and adversely affect Tenant’s operations or its compliance with any Legal Requirement or Permit, in each case without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall not install or relocate any equipment in the Shared Areas or elsewhere at the Site outside the Premises, other than as permitted under Sections 3(a) and 8(f), nor install, relocate or modify the operation of any equipment where doing so would materially and adversely affect the structure of the Buildings, the Site infrastructure, the operations of Landlord or of the other occupants of the Site, or Landlord’s compliance with any Legal Requirement or Permit, in each case without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(h)

Complaints, Monitoring and Attribution. Each Party shall notify the other, within [•] Business Days, of any complaint, claim, letter, requirement, inspection, proceeding or order received from a neighbor, a neighborhood association or any Governmental Authority in respect of noise, atmospheric emissions, vibration or odor at the Site. Landlord shall, at its cost, (i) cause perimeter measurements of noise and emissions to be taken at least once every [•] months by a laboratory or verification unit accredited before the Mexican Accreditation Entity, at the points recorded in Exhibit K, and deliver the results to Tenant, and (ii) maintain the mitigation plan and the periodic meetings with the neighboring developments, in which Tenant shall be entitled to participate, and implement at its cost any mitigation measure relating to the Site, the Shared Areas or the Site Equipment, except to the extent caused by the Tenant Parties’ operations or use, in which case Tenant shall bear the costs attributable thereto. Tenant shall deliver to Landlord the results of any measurement of noise or emissions taken by or for Tenant in respect of its operations at the Premises, shall cooperate in good faith with Landlord in the mitigation plan and the periodic meetings referred to in clause (ii), and shall implement at its cost any mitigation measure relating to its own equipment or operations, as provided in Section 3(f).

4. TERM; EXTENSION; YEAR-25 ELECTION

(a)	Primary Term. The Lease Term shall commence on the Commencement Date and, unless earlier terminated in accordance herewith, shall continue for twenty-five (25) years (the “Primary Term”).

(b)

Landlord Bound for the Full Term. The Primary Term is mandatory and irrevocable for Landlord for its entire duration. Landlord shall have no right to terminate this Lease, to refuse extension in accordance with Addendum 2, or to cease performance hereunder, prior to the expiration of the Primary Term, except pursuant to Section 26(c) following an Event of Default by Tenant that remains uncured after the expiration of the applicable cure period set forth in Section 26(a). Tenant’s termination rights are as set forth in Section 24. Nothing in this Lease shall exclude or limit the right of either Party to terminate this Lease for serious cause where such right cannot be waived under applicable law.

(c)

Statutory Extension. Nothing in this Lease shall be construed as a waiver by Tenant of its right, under Article 2051 of the Civil Code of the State of Jalisco, to an extension of the Lease Term equal to one fourth (1/4) of the period agreed herein, computed from the date on which Tenant took possession of the Premises as tenant, which right the Parties expressly acknowledge and preserve. Any extension exercised under Addendum 2 shall be in addition to, and not in substitution of, that statutory right, and Tenant may elect to exercise either or both.

(d)

Year-25 Election. No later than twelve (12) months prior to the expiration of the Primary Term, Tenant may deliver written notice to Landlord electing, at Tenant’s sole discretion, either or both of the following, and Landlord shall be obligated to implement the election so made:

(i)

Extension. An extension of the occupancy of the Premises on the same terms and conditions as those set forth in this Lease, except that the Base Rent for the first year of each extension period shall be the Market Rent determined in accordance with Section 4(f), and shall thereafter be adjusted annually in accordance with Section 5(c), for an additional one (1) period of [•] years. Given the limit established by Article 2045 of the Civil Code of the State of Jalisco, the Parties agree that Landlord’s obligation under this paragraph constitutes an irrevocable offer to enter into a new lease agreement in respect of the Premises, on the same terms and conditions as this Lease, save for the Base Rent determined as aforesaid, for the period elected by Tenant, which offer Landlord may not withdraw and which Tenant may accept by delivering the notice contemplated in this Section 4(d), whereupon the Parties shall execute such new lease agreement within [•] days following the determination of the Market Rent.

(ii)

Usufruct. The constitution in Tenant’s favor of a usufruct over the Premises, for the maximum period permitted by applicable law and on the same terms and conditions, mutatis mutandis as those set forth in this Lease, with the consideration for the usufruct determined on the basis of the Market Rent, as provided in Addendum 4.

(e)

If Tenant delivers no notice under Section 4(d) and the Lease Term expires, Tenant shall surrender the Premises in accordance with Section 26(e), without prejudice to Tenant’s statutory rights under Section 4(c), during which Tenant’s rights under Section 23 shall continue to apply.

(f)

Market Rent. For purposes of Section 4(d), “Market Rent” means the monthly rent per square foot that a willing tenant would pay and a willing landlord would accept, at arm’s length, for the lease of premises comparable to the Premises in the Guadalajara metropolitan area, for a term equal to the applicable extension period, taking into account the terms and conditions of this Lease (including its gross lease structure and the allocation of maintenance, repair and replacement obligations hereunder), and disregarding the value of any alteration, improvement or equipment made or installed by Tenant at its cost. The Market Rent shall be determined by an independent valuer selected from among Colliers, CBRE, JLL and Cushman & Wakefield (or their respective Mexican affiliates), [jointly appointed by the Parties within [•] days following delivery of Tenant’s notice under Section 4(d) or, failing agreement within that period, designated by lot (sorteo) from among those firms, before a notary public, at the request of either Party], provided that the valuer shall not have provided services to either Party or its Affiliates in respect of the Site during the [•] months preceding its appointment. The valuer shall deliver its determination to both Parties within [•] days following its appointment, and such determination shall be final and binding on the Parties, absent manifest error. The fees of the valuer shall be borne by the Parties in equal shares. Tenant may withdraw its election under Section 4(d)(i) by written notice to Landlord delivered within [•] days following receipt of the valuer’s determination, without liability, other than the reimbursement to Landlord of the portion of the fees of the valuer borne by Landlord, in which case this Lease shall expire at the end of the Lease Term then in effect, without prejudice to Tenant’s rights under Section 4(c).

5. BASE RENT; CURRENCY; ADJUSTMENT

(a)

Tenant shall pay Landlord Base Rent at a rate of U.S.$[•] per square foot of the Premises per calendar month, in the amounts set forth on Addendum 1, in equal monthly installments, in advance, on or before the [•] Business Day of each calendar month during the Lease Term, without demand, by bank transfer to the account notified by Landlord. Payments for any fractional calendar month shall be prorated. Base Rent for the first month shall be payable within [•] days following Tenant’s receipt of Landlord’s invoice. Any other amount invoiced by Landlord under this Lease shall be payable within [•] days following receipt of the invoice. Unless otherwise expressly provided herein, any amount payable by Landlord to Tenant under this Lease shall likewise be payable within [•] days following Landlord’s receipt of Tenant’s invoice or written demand, by bank transfer to the account notified by Tenant. For purposes of the foregoing, the area of the Premises shall be the area set forth on Exhibit B.

(b)

All amounts payable hereunder are denominated in U.S. Dollars. The Parties acknowledge that an essential element of their decision to enter into this Lease is that Rent be denominated in U.S. Dollars, and that pursuant to Article 8 of the Monetary Law of the United Mexican States, where the place of payment is in Mexico, Tenant may discharge its obligation by delivering the equivalent amount in Pesos at the exchange rate published by Banco de México in the Federal Official Gazette on the Business Day prior to the date payment is made. Each Party shall be responsible, at its own cost and discretion, for any measure it wishes to implement to mitigate currency fluctuation risk.

(c)	Base Rent shall be adjusted on each anniversary of the Commencement Date by [•] percent ([•]%) of the Base Rent in effect for the immediately preceding year.

(d)

Landlord shall issue and deliver to Tenant, for each payment, an electronic tax invoice (Comprobante Fiscal Digital por Internet) in XML and PDF format complying with Articles 29 and 29-A of the Federal Tax Code and all applicable tax administrative rules, including the property tax account number (número de cuenta predial) of the Premises and the payment complement (complemento de pago) where applicable. Tenant shall pay value added tax on Rent concurrently with the corresponding payment, against delivery of the applicable CFDI. Landlord shall deliver to Tenant, upon request and at least annually, an updated tax compliance opinion and tax situation certificate (constancia de situación fiscal), and shall indemnify Tenant for any tax, fine, surcharge, inflationary adjustment or interest that Tenant is required to pay as a result of the rejection of the deduction or crediting of any payment made hereunder due to the application of Articles 69 or 69-B of the Federal Tax Code. Tenant shall, correlatively, deliver to Landlord, upon request and at least annually, its updated tax compliance opinion and tax situation certificate, shall issue and deliver to Landlord a CFDI complying with the same requirements for any amount payable by Landlord to Tenant hereunder, and shall indemnify Landlord for any tax, fine, surcharge, inflationary adjustment or interest that Landlord is required to pay as a result of the rejection of the deduction or crediting of any such payment due to the application of Articles 69 or 69-B of the Federal Tax Code to Tenant.

(e)

“Rent” means Base Rent and any other amount payable by Tenant under this Lease. Tenant shall have no right to abate or reduce Rent except as expressly provided in Sections 8(d), 16, 17, 24(a)(ii) and 29(b).

6. [INTENTIONALLY OMITTED]

7. OPERATING EXPENSES; TAXES; INSURANCE COSTS

(a)

Landlord shall pay, as and when due and at its sole cost and expense, without reimbursement from Tenant except as provided in Sections 7(b) and 7(c): (i) property tax (impuesto predial) and any other ad valorem, real property or land-related tax, assessment or charge levied on or with respect to any Parcel, the Site, the Premises or this Lease; (ii) contributions for improvements (contribuciones de mejoras), betterment assessments and charges made by any public or quasi-public authority for infrastructure or public works related to the Site; (iii) water, sewer and sanitary charges other than those invoiced to Tenant under the SSA for the services consumed by Tenant; (iv) the premiums of the insurance policies Landlord is required to maintain under Section 18; (v) any property management fee; (vi) all costs of operating, repairing, replacing and maintaining the Shared Areas and the Site infrastructure; and (vii) any penalty, fine, surcharge or interest arising out of Landlord’s failure to pay any of the foregoing when due.

(b)

Tenant shall have no obligation to pay operating expenses, common area maintenance charges, management fees, property tax, insurance premiums, reserves or amortized capital costs in respect of the Site, the Shared Areas or the Premises, including the roof, roof membrane, waterproofing, structure, foundations, exterior and perimeter walls, bearing walls, windows and utilities up to the point of connection to the Premises, other than (i) the Monthly Costs payable under the SSA for the services Tenant receives thereunder, which shall not include any maintenance, repair or replacement cost or any structural, roof or capital cost of the Buildings or the Site, except for costs that Tenant has expressly agreed in writing to bear under the SSA or any Service Level Agreement in connection with any Additional Service, Change or increase in capacity or service level requested by Tenant, (ii) Tenant’s own operating costs at the Premises, including the cost of the maintenance referred to in Section 10, (iii) costs individually attributable to the Premises on the basis of separate meters, in particular electricity and telecommunications, to the extent not invoiced under the SSA, which shall be borne by Tenant alone, (iv) the costs of disposal of waste generated by the Tenant Parties at the Premises or in the Shared Areas, which shall be the sole responsibility of Tenant, (v) any increase in property tax or insurance premiums described in Sections 7(a)(i) and 7(a)(iv) to the extent resulting from Tenant’s specific use of or operations at the Premises or in the Shared Areas, or from alterations or improvements made by Tenant, and (vi) the costs of maintenance, repair or restoration of the Shared Areas to the extent attributable to the Tenant Parties’ operations or use, as provided in Section 10.

(c)

Tenant shall pay any tax levied directly on Tenant’s own property, inventory, equipment or operations at the Premises, and shall not be responsible for any income, business, corporate, flat-rate or franchise tax of Landlord, nor for any tax on the transfer of the Premises, nor for any penalty or interest incurred as a result of Landlord’s late payment of taxes. Value added tax on Rent shall be paid by Tenant to Landlord together with the corresponding Rent, and Landlord shall remit (enterar) such tax to the SAT in accordance with the Value Added Tax Law.

(d)

Landlord shall deliver to Tenant, within [•] days following the end of each calendar year and at any other time upon Tenant’s reasonable request, evidence of payment of property tax and of the other charges described in Section 7(a), together with a certificate of no tax indebtedness in respect of the Parcels. If Landlord fails to pay any such amount when due and such failure continues for [•] days following notice from Tenant, Tenant may pay it directly, and Landlord shall reimburse Tenant the amount so paid, together with interest at the Default Rate, within [•] days following demand. Tenant shall likewise deliver to Landlord, upon Landlord’s reasonable request, evidence of payment of the taxes for which Tenant is responsible under Section 7(c), and if Tenant fails to pay any such amount when due and such failure continues for [•] days following notice from Landlord, and such failure could result in any lien, charge or liability affecting Landlord, the Premises or the Site, Landlord may pay it directly, and Tenant shall reimburse Landlord the amount so paid, together with interest at the Default Rate, within [•] days following demand.

8. SITE SERVICES; UTILITIES; RELATIONSHIP WITH THE SSA

(a)

Electricity, water distribution, and the other services required for the operation of the Premises shall be provided by Landlord to Tenant pursuant to the SSA and the Service Level Agreements thereunder, which are listed on Exhibit F. Landlord covenants to enter into, maintain in full force and effect, and perform in accordance with its terms, the SSA and each Service Level Agreement, for the entire Lease Term (including any extension under Section 4(d) or Addendum 2), and shall not terminate, suspend, curtail, reduce or amend the SSA or any Service Level Agreement in any manner adverse to Tenant without Tenant’s prior written consent, except as expressly permitted under the SSA or applicable Service Level Agreement. Tenant shall pay the Monthly Costs under the SSA when due, shall not consume services in excess of the levels committed to it under the applicable Service Level Agreement without Landlord’s prior written consent, and shall comply with the operating, safety and technical requirements set forth in the SSA. Any services or utilities not covered by the SSA shall be contracted by Tenant in its own name and at its own cost.

(b)

Subject to the expiration and termination provisions expressly set forth in the SSA and the applicable Service Level Agreement, the term of the SSA and of each Service Level Agreement shall be coterminous with the Lease Term, and the expiration or termination of this Lease shall not, of itself, terminate any payment or indemnity obligation accrued under the SSA or any Service Level Agreement.

(c)

Cross-Default. Any material breach or material default by Landlord under the SSA or under any Service Level Agreement that materially and adversely affects Tenant’s use of or operations at the Premises, and that remains uncured following the cure period applicable thereunder or, if none is provided therein, the cure period set forth in Section 25(a)(ii), shall constitute a Landlord Default under this Lease, entitling Tenant to the remedies set forth in Section 25, in addition to any remedy available under the SSA or applicable Service Level Agreement. Any material breach or material default by Tenant under the SSA or under any Service Level Agreement that materially and adversely affects Landlord’s operations at the Site, and that remains uncured following the cure period applicable thereunder or, if none is provided therein, the cure period set forth in Section 26(a)(i) or 26(a)(ii), as applicable, shall constitute an Event of Default by Tenant under this Lease.

(d)

Service Interruptions; Minimum Protections; Abatement. Any suspension, curtailment or termination of Services under the SSA shall be governed by the SSA and applicable Service Level Agreement, subject to this Section 8(d). Neither Party shall be entitled to recover more than once in respect of the same loss under this Lease, the SSA or any Service Level Agreement. Without limiting the SSA, and regardless of any provision thereof, Landlord shall not, for any reason, impair Tenant’s access to the Premises by reason of any dispute with Tenant, including any dispute as to amounts payable under this Lease or the SSA. Correlatively, Tenant shall not, for any reason, withhold, suspend or reduce the payment of Rent or of the undisputed Monthly Costs under the SSA by reason of any dispute with Landlord, except for the abatements expressly provided in this Lease and amounts disputed in good faith in accordance with the SSA, and without prejudice to Tenant’s right to dispute any amount payable under this Lease in accordance with Section 34. If the supply of electricity or water to the Premises is interrupted, curtailed or reduced below the levels committed under the applicable Service Level Agreement, and such interruption constitutes an uncured material breach of the applicable Service Level Agreement following the expiration of any applicable notice and cure period thereunder, other than as a result of Force Majeure, a Permitted Maintenance Outage (as defined in the applicable Service Level Agreement), an act or omission of Tenant or any other circumstance excused under the applicable Service Level Agreement, Base Rent shall abate, in respect of each portion of the Premises left without electricity or water, in the proportion that the area of such portion bears to the total area of the Premises, from the commencement of the interruption until the service is restored, and if such interruption continues for more than [•] consecutive days, Tenant may terminate this Lease upon written notice to Landlord, without liability. Except for the abatement and termination rights expressly set forth in this Section 8(d), the Parties’ rights and remedies in respect of such interruption shall be governed by the SSA and applicable Service Level Agreement.

(e)	[Intentionally Omitted.]

(f)

Tenant may, at its cost, install and maintain sub-meters, monitoring equipment and back-up equipment (including generators, uninterruptible power supplies and water storage) within the Premises, and Landlord shall provide reasonable access, space and interconnection rights within the Shared Areas for that purpose, provided that Tenant shall install, operate and maintain such equipment in compliance with all Legal Requirements and Permits and the applicable Service Level Agreement, shall coordinate any interconnection with Landlord in advance so as not to impair the Site infrastructure or services to other occupants, and shall remove such equipment at the end of the Lease Term in accordance with Section 11(b). Nothing in this Section 8(f) shall modify the Parties’ rights or obligations with respect to metering or the provision of Services under the SSA or any applicable Service Level Agreement.

9. LANDLORD’S MAINTENANCE AND REPAIR OBLIGATIONS; GROSS LEASE; SELF-HELP

(a)

Landlord shall, at its sole cost and expense and throughout the Lease Term, keep and maintain in good order, condition and repair and, if required, replace, and in compliance with all Legal Requirements: (i) the structural elements of the Buildings comprising the Premises, including foundations, structure, columns, load-bearing walls, slabs, roof, roof membrane, exterior walls and windows; (ii) the Shared Areas, including access roads, driveways, maneuvering yards, trailer routes, parking areas, exterior lighting, drainage, landscaping, fencing, guardhouses and signage; (iii) the Site infrastructure, including the electrical, hydraulic, sanitary, storm water, gas and telecommunications networks up to the delivery points identified on Exhibit C; (iv) the items identified as Landlord’s obligations on the maintenance matrix attached as Exhibit D; and (v) the Site Equipment (which includes, without limitation, HVAC systems, chillers and associated building equipment), other than the maintenance and repair of the Dedicated Site Equipment, which shall be performed by Tenant as provided in Section 10, it being understood that the replacement of all HVAC systems and other Site Equipment owned by Landlord and existing at the Buildings as of the Commencement Date, including the Dedicated Site Equipment, shall be the sole responsibility of Landlord, in compliance with the standards referred to in Section 3(f), irrespective of its location and of who operates it; provided that Tenant shall bear the cost of any repair or replacement to the extent required as a result of damage caused by the Tenant Parties, including damage to the roof, roof membrane or structure caused by Tenant’s rooftop equipment, signage or alterations.

(b)

Landlord shall perform all maintenance in a manner that minimizes interference with Tenant’s operations, shall coordinate all planned works with Tenant at least [•] Business Days in advance, and shall not perform any work that interrupts Tenant’s operations without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, except in an emergency, in which case Landlord shall notify Tenant as promptly as practicable and shall limit the works to those strictly necessary. Tenant shall provide Landlord and its contractors with reasonable access to the Premises for the performance of such works in accordance with Section 27(b). Tenant shall likewise perform any works in the Shared Areas, or that may affect the Site infrastructure, Landlord’s operations or those of the other occupants of the Site, in a manner that minimizes interference therewith, and shall coordinate all such planned works with Landlord at least [•] Business Days in advance, except in an emergency, in which case Tenant shall notify Landlord as promptly as practicable and shall limit the works to those strictly necessary.

(c)

Gross Lease; No Pass-Through of Maintenance Costs. This Lease is a gross lease. Landlord shall bear, at its sole cost and expense and without reimbursement from Tenant, all costs of maintaining, repairing and replacing the Buildings comprising the Premises (other than the maintenance and repair of the interior and non-structural exterior areas of the Premises, which are Tenant’s responsibility under Section 10), the Site Equipment (other than the maintenance and repair of the Dedicated Site Equipment, which are Tenant’s responsibility under Section 10), the Shared Areas and the Site infrastructure, including landscaping and all other operating expenses of the Site. No such cost shall be charged or passed through to Tenant, whether as additional rent, as a common area or maintenance charge, under the SSA or any Service Level Agreement, or in any other form, except as expressly provided in this Section 9, in Section 10 and in Section 7(b)(i). For purposes of this Lease, the “replacement” of any item of Site Equipment means its substitution, or the substitution of any of its major components, when it has reached the end of its useful life or can no longer be repaired on a commercially reasonable basis, as reasonably determined by the manufacturer or a qualified independent technician; provided that, to the extent any such replacement is required as a result of an act or omission of the Tenant Parties (including Tenant’s failure to perform its maintenance and repair obligations under Section 10), its cost shall be borne by Tenant. Notwithstanding the foregoing, to the extent any maintenance, repair, replacement or other works, including works required by a Governmental Authority, are required as a result of the acts, omissions, operations or use of the Premises or Shared Areas by the Tenant Parties, their cost shall be borne by Tenant, subject to Sections 9(a) and 9(e).

(d)

Self-Help. If Landlord fails to perform any maintenance, repair or replacement obligation under this Lease or Exhibit D, and such failure continues for thirty (30) days following written notice from Tenant (or, where the failure affects the operation of the Premises, the safety of persons or property, or Tenant’s compliance with any Legal Requirement or Permit, for forty-eight (48) hours following notice), or, where the failure cannot reasonably be cured within the applicable period, Landlord fails to commence the cure within that period or thereafter fails to pursue it diligently to completion, Tenant may, without prejudice to any other remedy, perform such obligation itself or through third parties, and Landlord shall reimburse Tenant the reasonable and documented cost thereof, plus [•] percent ([•]%) for administration, within thirty (30) days following delivery of the corresponding invoices.

(e)

Subsequent Legal Requirements. If any Legal Requirement relating to ecology, the environment, urban development or civil protection that is enacted, amended or first becomes applicable after the Commencement Date requires works to the structure, foundations, roofs, perimeter walls or other base building elements or systems of the Buildings comprising the Premises, the Shared Areas or the Site infrastructure, such works shall be performed by Landlord at its sole cost and expense, and their cost shall not be passed through to Tenant in any form. Any works so required exclusively by reason of Tenant’s specific operations, processes or equipment at the Premises or use of the Shared Areas shall be performed by Tenant (or, at Landlord’s election, by Landlord) at Tenant’s cost, in accordance with Section 11 to the extent applicable.

10. TENANT’S MAINTENANCE AND REPAIR OBLIGATIONS

Tenant shall, directly and at its own cost, keep all non-structural areas and elements of the Premises (including the interior finishes and partitions, the non-structural exterior areas, and the installations and equipment owned or installed by Tenant), other than those reserved to Landlord under Section 9(a), the Dedicated Site Equipment and the items allocated to Tenant on Exhibit D in good order, condition and repair, including the repair of wear and tear arising from Tenant’s operations, casualty excepted, without any payment to Landlord in respect thereof, shall carry out the day-to-day maintenance, servicing and cleaning of the Premises and the installations serving its own use so as to keep them in a proper condition at all times, and shall perform the maintenance of the Dedicated Site Equipment in accordance with the manufacturer’s recommendations and through qualified personnel or contractors. Each Party shall notify the other in writing without delay of any damage falling within the other Party’s area of responsibility. If Tenant fails to comply with its obligations under this Section 10 despite a written reminder from Landlord and such failure continues for thirty (30) days following such reminder (or such longer period as is reasonably necessary, provided Tenant commences the cure within that period and diligently pursues it), or if there is imminent danger, Landlord may, without prejudice to its other rights, carry out the necessary works at Tenant’s cost, and Tenant shall reimburse Landlord the reasonable and documented cost thereof, together with the reasonable and documented administrative costs incurred by Landlord in connection therewith, as agreed by the Parties acting in good faith, within thirty (30) days following delivery of the corresponding invoices; no reminder shall be required in case of imminent danger. Tenant shall not be responsible for (i) any repair or replacement arising out of a structural defect, a latent defect, a construction defect or the failure of Landlord to perform its obligations hereunder, (ii) the replacement of any Site Equipment, including the Dedicated Site Equipment, except as provided in Sections 9(a) and 9(c), the maintenance or repair of any Site Equipment other than the Dedicated Site Equipment, or any capital replacement of Building systems or equipment, except as provided in Section 9, or (iii) any repair arising out of the act or omission of Landlord or of any other occupant of the Site; provided that, notwithstanding the foregoing, Tenant shall bear the cost of any repair or replacement to the extent required as a result of damage caused by the Tenant Parties, including damage to the roof, roof membrane or structure caused by Tenant’s rooftop equipment, signage or alterations, as provided in Section 9(a). Tenant shall also, at its cost, maintain and repair non-structural exterior areas within its Exclusive Areas and be responsible for the costs of cleaning, maintaining and repairing the Shared Areas to the extent required as a result of the Tenant Parties’ operations or use, including damage caused thereby; provided that Landlord shall perform work affecting structural elements, roofs or Site infrastructure (and Tenant shall bear the cost to the extent attributable to the Tenant Parties).

11. TENANT-MADE ALTERATIONS

(a)

Tenant may, without Landlord’s consent, make any alteration, addition or improvement to the interior of the Premises that (i) is non-structural, (ii) does not adversely affect the Building systems or the structural integrity of the Buildings, and (iii) does not increase the demand for services under the SSA beyond the levels committed thereunder. Any other alteration shall require Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall carry out its alterations at its own cost, in compliance with all Legal Requirements and Permits, through qualified contractors, and with the least possible disruption to Landlord’s operations.

(b)

All alterations, additions and improvements made by Tenant, and all machinery, equipment (including any HVAC system, chiller or other equipment installed by Tenant for its own or its customers’ specific needs), racking, production lines, tooling, furniture, trade fixtures and other property installed by Tenant at the Premises, shall remain the property of Tenant, and Tenant may remove them at any time. Upon expiration or termination of this Lease, Tenant shall remove such property and alterations, repairing any damage caused by the removal, unless Landlord elects by written notice delivered no later than [•] months prior to the expiration of the Lease Term (or, in the case of earlier termination, within [•] days following the termination notice) to take over any alteration, addition or improvement, in which case it shall remain at the Premises without compensation. Tenant waives any claim for reimbursement in respect of alterations, additions and improvements made by it at the Premises.

(c)

Landlord expressly acknowledges Tenant’s ownership of the property described in Section 11(b), waives any lien, retention right or other right over such property, whether statutory or contractual, and shall, upon Tenant’s request, execute any instrument reasonably required to evidence such waiver in favor of Tenant or of any lender or lessor of Tenant’s equipment. Tenant, in turn, expressly acknowledges Landlord’s ownership of the Premises, the Site and the Site Equipment, and shall not permit any lien, attachment or encumbrance arising through Tenant to attach to them.

12. SIGNAGE AND BRANDING

(a)

Tenant shall have the exclusive right, at its cost, to install, maintain, modify and replace its name, logos, corporate image and branding on and about the Premises, including on the facades, walls, roofs, entrances, lobbies, monument signs, totems, flagpoles, directional signage and interior areas of the Buildings comprising the Premises, and on the access routes, guardhouses and parking areas serving the Premises, all substantially as identified on Exhibit I, and Tenant may maintain all existing signage and branding in place at the Commencement Date. Without limiting the foregoing, Tenant shall be entitled to install and maintain its signage and branding on each of the Buildings comprising the Premises and at each entrance to the Site from a public road. Tenant’s signage and branding shall (i) relate to the business carried on by Tenant or its Affiliates at the Premises, (ii) comply with all Legal Requirements and the conditions of any applicable Permit, (iii) not cause light or other emissions exceeding the level customary at the location, having regard in particular to the adjacent residential developments, (iv) be kept at all times in a proper visual and technical condition, at Tenant’s cost, and (v) be installed and maintained in a manner that does not damage the structure, roof, roof membrane or facades of the Buildings, and Tenant shall be responsible for any such damage and shall indemnify Landlord against any third-party claim arising out of the installation, maintenance or condition of its signage.

(b)

Landlord shall, at no out-of-pocket cost to Landlord, cooperate with Tenant in obtaining and maintaining any permit or authorization required for such signage, and shall execute any owner’s consent or application required for that purpose within [•] Business Days following Tenant’s request.

(c)

Landlord shall not install, or permit the installation of, any sign, logo, branding or corporate image of Landlord or of any third party on, or on the facades or roofs of, the Buildings comprising the Premises, nor in any location that obscures, competes with or diminishes the visibility of Tenant’s signage from the public roads serving the Site or from the access routes to the Premises. Landlord shall not name, or permit the naming of, the Site or any Building comprising the Premises using the name, brand or corporate image of any third party without Tenant’s prior written consent. Tenant shall not install, or permit the installation of, any sign, logo, branding or corporate image on any Building or area of the Site not comprising the Premises, other than as identified on Exhibit I or permitted under Section 12(a), nor in any location that obscures, competes with or diminishes the visibility of the signage of Landlord or of the other occupants of the Site, and shall not name, or permit the naming of, the Site using the name, brand or corporate image of any third party without Landlord’s prior written consent.

(d)

Upon expiration or termination of this Lease, Tenant shall remove its signage and shall repair and make good any damage caused by the removal, unless Landlord elects by written notice to retain any signage structure, in which case it shall remain at the Premises without compensation.

13. PARKING; TRAILER CIRCULATION; LOGISTICS

(a)

Tenant shall have the exclusive use of the truck docks, dock doors, maneuvering yards, trailer parking positions and employee and visitor parking spaces identified as Exclusive Areas on Exhibit A and quantified on Exhibit C, and the non-exclusive use, in common with Landlord and the other occupants of the Site, of the Shared Areas identified as such thereon.

(b)

Tenant shall have the right, twenty-four (24) hours a day, seven (7) days a week, to route trucks, trailers and other vehicles used in its operations over the access routes and internal circulation routes identified on Exhibit C, to and from the Premises and the public roads serving the Site, and to load, unload, stage, park and maneuver such vehicles at the docks and yards allocated to it, and to store trailers in operable condition in its Exclusive Areas. In exercising such rights, Tenant shall (i) comply, and cause its employees, carriers, contractors and visitors to comply, with the traffic, access, safety and logistics rules applicable at the Site from time to time and notified to Tenant, which shall apply equally to all users of the Site; (ii) not obstruct the Shared Areas or the access routes used by Landlord or other occupants of the Site; (iii) keep its Exclusive Areas, docks and yards clean and orderly, and clean and clear the pavements and access ways adjoining the Premises; and (iv) be liable for any damage to the Site, the Shared Areas or the access routes caused by the Tenant Parties or their carriers, and indemnify Landlord against any third-party claim arising out of the duty to maintain safe access in the areas for which Tenant is responsible.

(c)

Landlord shall not, without Tenant’s prior written consent, (i) modify, relocate, reduce, close or obstruct, or permit the modification, relocation, reduction, closure or obstruction of, any dock, maneuvering yard, trailer position or parking area forming part of the Exclusive Areas or allocated to Tenant under Section 13(e), or change the dimensions, load-bearing capacity or operating hours applicable to them; or (ii) modify, relocate, reduce, close or obstruct, or permit the modification, relocation, reduction, closure or obstruction of, any access route, internal circulation route, gate or guardhouse identified on Exhibit C, or change the traffic direction, access controls, dimensions, turning radii, load-bearing capacity or operating hours applicable to them, where such action would materially and adversely affect Tenant’s access, circulation or logistics operations, in which case Tenant’s consent shall not be unreasonably withheld, conditioned or delayed. If any such modification is required by Legal Requirements or by a Governmental Authority, Landlord shall consult with Tenant in advance, shall implement the least disruptive alternative available, and shall provide, at its cost, an alternative route or facility of at least equivalent capacity and functionality.

(d)

Landlord shall not allocate to any third party, and shall not permit any other occupant of the Site to use, the docks, yards or parking positions allocated to Tenant, and shall enforce, at its cost, the traffic, access and logistics rules applicable at the Site so as to preserve Tenant’s circulation and loading operations. Landlord shall be liable for any damage to the Exclusive Areas, or to the property of the Tenant Parties, caused by the Landlord Parties, by any occupant of the Site (other than Tenant, the other Tenant Parties and any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20), or by their respective carriers. Tenant shall be liable for any damage to the Site, or to the property of the Landlord Parties, caused by the Tenant Parties, by any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20, or by their respective carriers.

(e)

Minimum Parking. Landlord shall make available to Tenant, throughout the Lease Term, no fewer than seven hundred (700) parking spaces within the Site, for the exclusive use of Tenant’s employees, contractors and visitors, as identified on Exhibit C. If Tenant requires additional parking spaces at any time, Landlord shall use commercially reasonable efforts to make them available to Tenant within [•] days following Tenant’s written request, within the Site, to the extent available and not committed to Landlord’s own operations or to other occupants of the Site, on terms to be agreed between the Parties. Tenant shall use the parking spaces allocated to it solely for the parking of operable vehicles of the Tenant Parties and shall not use them for storage.

14. PHYSICAL DELIMITATION OF THE PREMISES; NO RELOCATION

(a)

Delimitation. The Parties acknowledge that portions of the Premises, in particular the thirty percent (30%) of Building 24 leased hereunder, are located within Buildings or areas also occupied by Landlord or by other occupants of the Site. The Parties undertake, at Landlord’s cost and no later than [•] days following the Commencement Date, to (i) carry out the physical delimitation of the Exclusive Areas by means of permanent partitions, markings, fencing or other appropriate physical separation, including separate access controls and, where applicable, separate metering, (ii) cause a licensed surveyor or engineer, mutually acceptable to the Parties, to prepare a measurement certificate and the corresponding plans identifying, building by building, the Exclusive Areas and the Shared Areas, and (iii) execute an amendment to this Lease substituting Exhibits A and B with such plans and certificate. Pending such substitution, Exhibits A and B shall govern. Tenant shall cooperate with, and provide reasonable access for, the delimitation works and the measurement, shall coordinate the scheduling of such works with Landlord, and shall not remove, alter or bypass any partition, fencing, access control or meter installed under this Section 14(a) without Landlord’s prior written consent. Where any delimitation, separation or metering is required as a result of a request of Tenant, its cost shall be borne by the Parties in equal shares, except where required as a result of a partial termination by Tenant under Section 24(a), in which case its cost shall be borne solely by Tenant.

(b)

Exclusive and Shared Areas. The Premises comprise (i) areas of exclusive use by Tenant (the “Exclusive Areas”), being the Buildings and portions of Buildings, docks, yards and parking positions identified as such on Exhibit A, which Tenant shall occupy and control on an exclusive basis, and (ii) areas of shared use (the “Shared Areas”), being those access routes, corridors, restrooms, service rooms, guardhouses, utility rooms and other facilities identified as such on Exhibit A, which Tenant shall use in common with Landlord and the other occupants of the Site in accordance with the rules set forth on Exhibit C. Tenant shall use the Shared Areas with care and on a non-exclusive basis, during the operating hours and in accordance with the site rules applicable to all users as notified by Landlord from time to time, shall not store any property or obstruct any Shared Area, and shall be liable for any damage to the Shared Areas caused by the Tenant Parties. A temporary restriction or unavailability of any Shared Area that does not materially impair Tenant’s operations shall not entitle Tenant to any reduction of Rent.

(c)

No Relocation. Neither Party shall relocate, and Landlord shall not require Tenant to relocate, any operation, Building, portion of a Building, Exclusive Area, dock, yard, parking position or access route, in whole or in part, without the prior written agreement of both Parties. Any such relocation shall be documented in an amendment to this Lease specifying the replacement space, the allocation of all costs of the relocation, the schedule and the measures required to avoid any interruption of Tenant’s operations. Landlord shall have no unilateral right of relocation, and no provision of this Lease or of the SSA shall be construed as granting such a right.

15. EXPANSION RIGHTS; OCCUPANCY DENSITY

(a)

If at any time during the Lease Term any space at the Site becomes available for lease to third parties, whether because Landlord ceases to occupy it, because it is vacated by another occupant, because it is newly constructed or for any other reason, Landlord shall promptly notify Tenant in writing, specifying the space, its area, its condition and the terms on which Landlord would lease it. Tenant shall have [•] Business Days following receipt of such notice to elect to lease all or part of such space, in which case the space shall be added to the Premises by amendment to this Lease, on the terms and conditions set forth in Landlord’s notice or, failing such terms, on the same terms and conditions as this Lease, with Base Rent calculated on the basis of the rate per square foot then applicable to the Premises, and with a term coterminous with the Lease Term; provided that (i) Tenant may elect to lease part of such space only where that part is self-contained and capable of being separately let, and (ii) the space shall be taken in its condition at the date of Landlord’s notice, as inspected by Tenant, and any fit-out, delimitation or separate metering required for Tenant’s use shall be at Tenant’s cost. Tenant’s right under this Section 15(a) shall not be available while an Event of Default by Tenant is continuing, and shall not apply to space that Landlord requires for its own operations or those of its Affiliates.

(b)

If Tenant does not exercise its right under Section 15(a), Landlord may lease the space to a third party on terms no more favorable than those offered to Tenant, provided that Tenant’s rights under Sections 3(c), 8(d) and 13 are preserved and that the new occupancy does not reduce the capacity committed to Tenant under any Service Level Agreement.

(c)

Occupancy Density. The Parties acknowledge the current level of occupancy of the Site and Tenant’s operating requirements. Landlord shall not increase the aggregate occupancy, employee headcount, vehicle traffic or service demand at the Site attributable to Landlord’s own operations or to third parties beyond the levels existing at the Commencement Date, as recorded on Exhibit C, to the extent that such increase would (i) reduce the capacity available to Tenant under any Service Level Agreement, (ii) materially congest or impair the access routes, gates, internal circulation routes, docks, maneuvering yards or parking areas used by Tenant, or (iii) materially and adversely affect Tenant’s operations at the Premises, in each case without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall likewise not increase its own occupancy, employee headcount, vehicle traffic or service demand at the Site beyond the levels existing at the Commencement Date, as recorded on Exhibit C, to the extent that such increase would exceed the capacity committed to Tenant under the SSA, materially congest the Shared Areas or access routes used by Landlord or other occupants, or require any change in land use or in any Permit held by Landlord, in each case without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

16. URBANIZATION AND REGULATORY COMPLIANCE OF THE LAND

(a)

The Parties acknowledge that, as of the Effective Date, three of the four Parcels have outstanding obligations before the Municipality of Zapopan and other Governmental Authorities, including the cession of land (cesión de áreas de cesión para destinos), the corresponding land exchange (permuta) procedures, the execution and approval of an integrated urbanization project (Proyecto Integral de Urbanización), the delivery and acceptance of urbanization works (entrega-recepción de obras de urbanización) and the related approvals of the water and sewer authority and of the municipal ecology department, all as described on Exhibit G (collectively, the “Pending Urbanization Obligations”).

(b)

Allocation. The Pending Urbanization Obligations are, and from and after the Commencement Date shall be, the sole responsibility of Landlord, which shall, at its sole cost and expense: (i) perform, prosecute and complete each of them diligently, and in any event by the deadlines set forth on Exhibit G and no later than twenty-four (24) months following the date of execution of this Lease, subject only to the single extension contemplated in Section 16(f); (ii) acquire any property required for the land exchange and execute the cession in favor of the Municipality of Zapopan; (iii) obtain, maintain and renew all Permits required in connection therewith; (iv) pay all fees, duties, taxes, valuations, contributions and costs associated therewith, including the cost of the land to be ceded; and (v) keep Tenant informed of the status thereof on at least a quarterly basis, and promptly deliver to Tenant copies of all filings, resolutions, notices and instruments. Any allocation of these matters, or of the associated capital expenditure, made in any internal document of Tenant or of any of its Affiliates prepared prior to the Effective Date shall be of no effect as between the Parties.

(c)

Landlord shall not, in the performance of the Pending Urbanization Obligations, (i) cede, transfer, encumber or affect any portion of the Premises, the Shared Areas or the access routes identified on Exhibit C, (ii) interrupt, restrict or condition Tenant’s operations or access, or (iii) submit any application, project or land use definition affecting the Premises without Tenant’s prior written consent as to the portions affecting the Premises. Tenant shall not take any action, nor submit any application, project or filing before any Governmental Authority in respect of the Site, that impedes, delays or conditions the performance of the Pending Urbanization Obligations, without Landlord’s prior written consent.

(d)

Tenant shall, at no cost to Tenant, provide such cooperation as Landlord reasonably requests in connection with the Pending Urbanization Obligations, including executing applications in respect of the Premises where required in its capacity as occupant, provided that no such cooperation shall require Tenant to assume any cost, liability or obligation. Tenant shall provide Landlord, its contractors and any Governmental Authority with reasonable access to the Premises for that purpose, in accordance with Section 27(b).

(e)

Indemnity and Remedies. Landlord shall indemnify, defend and hold harmless Tenant from and against any Losses arising out of the Pending Urbanization Obligations or of any non-compliance of any Parcel with any Legal Requirement relating to land use, urbanization, subdivision, cession, construction or occupancy, including any fine, penalty, surcharge, closure order (clausura), suspension, revocation or conditioning of any Permit, and any cost of relocating, adapting or interrupting Tenant’s operations. If any Governmental Authority orders the total or partial closure or suspension of the Premises, or revokes, suspends or conditions any Permit necessary for Tenant’s operations, in each case as a result of any Pending Urbanization Obligation or of any such non-compliance, then (i) Base Rent shall abate in proportion to the portion of the Premises affected from the date of the order until the condition is remedied, (ii) Landlord shall reimburse Tenant all costs incurred as a result, including the cost of alternative facilities, and (iii) if the condition continues for more than [•] consecutive days, Tenant may terminate this Lease upon written notice, without liability.

(f)

Landlord shall not be excused from its obligations under this Section 16 by reason of any delay attributable to a Governmental Authority, including any delay arising out of the change of municipal administration, except that the deadlines set forth on Exhibit G shall be extended by the period of any such delay, provided that Landlord has diligently prosecuted the relevant procedure and continues to do so, and provided further that no such extension shall affect Tenant’s rights under Section 16(e). The twenty-four (24) month deadline set forth in Section 16(b)(i) shall not be extended by reason of any such delay, except that, if the completion of the Pending Urbanization Obligations within that deadline is prevented by a delay attributable to a Governmental Authority or by Force Majeure, and Landlord has diligently prosecuted and continues to prosecute the relevant procedures, Landlord may, by written notice to Tenant delivered prior to the expiration of that deadline describing the cause of the delay and the status of each pending procedure, extend that deadline once, for a period of up to twelve (12) months. Any such extension shall not affect Tenant’s rights under Section 16(e). Any failure by Landlord to complete the Pending Urbanization Obligations by the deadline set forth in Section 16(b)(i), as extended in accordance with this Section 16(f), shall constitute a Landlord Default under Section 25(a)(vi), without prejudice to Section 16(e).

17. CASUALTY

(a)

If the Premises or any portion thereof, or any Shared Area or infrastructure necessary for the use of the Premises, is damaged or destroyed by fire or other casualty, the Party first becoming aware of it shall promptly notify the other, and Landlord shall, at its cost, repair and restore the same to the condition existing immediately prior to the casualty, diligently and in any event within [•] days following the casualty, using the proceeds of the insurance required under Section 18 and its own funds to the extent of any shortfall or deductible; provided that Tenant shall bear the cost of restoration to the extent the casualty was caused by the Tenant Parties and is not covered by Landlord’s insurance or the waiver in Section 18(c), and shall restore its own property, alterations and improvements.

(b)

Base Rent shall abate in proportion to the portion of the Premises rendered unusable or inaccessible, from the date of the casualty until the restoration is complete and the affected portion is delivered to Tenant in the condition required by Section 17(a), except to the extent the casualty was caused by the Tenant Parties.

(c)

If the restoration is not, or Landlord reasonably determines it cannot be, completed within the period set forth in Section 17(a), or if the casualty occurs during the last [•] months of the Lease Term and affects more than [•] percent ([•]%) of the Premises, Tenant may terminate this Lease, in whole or with respect to the affected portion, upon written notice to Landlord, without liability. Landlord shall have no right to terminate this Lease by reason of a casualty.

(d)

All insurance proceeds in respect of Tenant’s own property, alterations, improvements, equipment and business interruption shall belong to Tenant. All insurance proceeds in respect of the Buildings, the Shared Areas and the Site infrastructure under the insurance maintained by Landlord shall belong to Landlord, and shall be applied to the repair and restoration required under Section 17(a), except to the extent this Lease is terminated under Section 17(c) in respect of the affected portion.

18. INSURANCE

(a)

Landlord shall maintain, at its cost and throughout the Lease Term, (i) all-risk property insurance covering the Buildings, the Shared Areas and the Site infrastructure, for their full replacement value, (ii) commercial general liability insurance with limits of not less than U.S.$[•] per occurrence, and (iii) the statutory coverages required under applicable law, in each case with insurers of recognized standing authorized to operate in Mexico with the exception of commercial general liability insurance where Landlord may meet the limit and endorsement requirements through a foreign controlled master insurance program provided a primary commercial general liability policy or its local equivalent is maintained on an admitted basis with limits of at least U.S.$[•] per occurrence. Up to the extent of liabilities assumed by Landlord under this lease, Tenant shall be named/included as an additional insured under the Landlord’s commercial general liability policy (blanket endorsement or otherwise) on a primary and non-contributory basis. Landlord shall extend all reasonable commercial efforts to provide Tenant with thirty (30) days’ notice of cancellation or material change of insurance policies should such cancellation or material change negatively impact Tenant.

(b)

Tenant shall maintain, at its cost, (i) all-risk property insurance covering its own personal property, alterations and improvements at the Premises, (ii) commercial general liability insurance with limits of not less than U.S.$[•] per occurrence, and (iii) the statutory coverages required under applicable law in each case with insurers of recognized standing authorized to operate in Mexico with the exception of commercial general liability insurance where Tenant may meet the limit and endorsement requirements through a foreign controlled master insurance program provided a primary commercial general liability policy or its local equivalent is maintained on an admitted basis with limits of at least U.S.$[•] per occurrence. Up to the extent of liabilities assumed by Tenant under this lease, Landlord shall be named/included as an additional insured under Tenant’s commercial general liability (blanket endorsement or otherwise) on a primary and non-contributory basis. Tenant shall extend all reasonable commercial efforts to provide Landlord with thirty (30) days’ notice of cancellation or material change of insurance policies should such cancellation or material change negatively impact Landlord

(c)

Landlord and Tenant hereby waives on behalf of itself and its property and/or stock throughput insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, servants, partners, shareholders or employees for any loss or damage that may occur to the Premises, or any improvements thereto, or the Buildings or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause of origin, which is insured against under any property insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Tenant or Landlord and regardless of the cause or origin, including in every instance negligence by the other party hereto, its agents, officers, or employees. Landlord and Tenant each agree to cause appropriate clauses to be included in their property and/or stock throughput insurance policies necessary to implement the foregoing provisions.

(d)

Each Party shall deliver to the other, upon request and at least annually, certificates evidencing the required coverage. The cost of Landlord’s insurance shall not be passed through to Tenant, as provided in Section 7. The cost of Tenant’s insurance shall be borne by Tenant and shall not be passed through to Landlord.

19. INDEMNIFICATION

(a)

Landlord shall indemnify, defend and hold harmless Tenant and its Affiliates, and their respective directors, officers, employees, agents and contractors (collectively, the “Tenant Parties”), from and against any and all Losses arising out of or in connection with (i) any breach by Landlord of this Lease, subject to Section 25(g), (ii) any breach of a representation or warranty of Landlord, subject to Section 2, (iii) the Pending Urbanization Obligations and any non-compliance of any Parcel with Legal Requirements, (iv) any defect in title to any Parcel or any claim of a third party to the Premises, (v) any act or omission of the Landlord Parties or of any other occupant of the Site, (vi) any Contamination for which Landlord is responsible, as provided in Section 28(b), and (vii) the Site Equipment and any noise, atmospheric emission, vibration or odor not generated by Tenant’s own equipment, as provided in Section 3(f).

(b)

Tenant shall indemnify, defend and hold harmless Landlord and its Affiliates, and their respective directors, officers, employees, agents and contractors (collectively, the “Landlord Parties”), from and against any and all Losses arising out of or in connection with (i) any breach by Tenant of this Lease, subject to Section 26(f), (ii) any act or omission of the Tenant Parties or of any subtenant, assignee or other person occupying or using any portion of the Premises under Section 20 at the Premises or the Site, (iii) any Contamination caused by the Tenant Parties from and after the Commencement Date, (iv) any breach of a representation or warranty of Tenant, subject to Section 2, (v) any non-compliance or damage caused by the Tenant Parties for which Tenant is responsible under Sections 1(d) and 3(f), and (vi) the machinery, equipment, production lines and other installations owned or installed by Tenant, its Affiliates or its customers at the Premises, and any noise, atmospheric emission, vibration, or odor generated by Tenant’s own equipment or operations, as provided in Section 3(f). For purposes of this Lease, “Losses” means any and all actual and documented losses, damages, liabilities, fines, penalties, surcharges, costs and expenses (including reasonable attorneys’ fees) arising out of a claim of a third party or of a Governmental Authority, subject to Section 19(d).

(c)

No limitation of liability, cap, exclusion of consequential damages or other limitation set forth in the SSA or in any Service Level Agreement shall apply to, or limit in any manner, Landlord’s and Tenant’s obligations arising independently under this Lease, including their indemnity obligations under this Section 19.

(d)

Neither Party shall be liable to the other for any indirect, consequential, special or punitive damages, loss of profit, or internal administrative, personnel or overhead costs, except (i) in case of willful misconduct or gross negligence, (ii) in respect of death or personal injury, and (iii) in respect of the indemnity obligations of either Party for third-party claims, claims of Governmental Authorities, fines and penalties under Sections 1(d), 2, 3(f), 16(e), 19 and 28.

(e)

Limitation of Landlord’s Liability. Tenant agrees that the liability of Landlord under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, or any portion thereof, shall be limited to Landlord’s interest in the Premises and the Site and the Rents therefrom; provided that the foregoing limitation shall not apply to any liability arising from Landlord’s willful misconduct (dolo), and in no event shall Tenant make any claim against or seek to impose any personal liability upon any shareholder, partner, member, manager, director, officer, employee or other individual or principal of Landlord or of any person that may now or hereafter become the Landlord.

20. ASSIGNMENT AND SUBLETTING

(a)

Either Party may, without the consent of the other Party and without any change in the terms of this Lease, assign this Lease, in whole or in part, to any of its Affiliates, provided that the assignee assumes in writing all of the obligations of the assignor hereunder and, in the case of Landlord, that the assignment is made together with the transfer of the Premises in accordance with Section 21, and, in the case of Tenant, that the continued operation of Tenant’s business at the Premises is ensured. Tenant may also, without Landlord’s consent, (i) sublease all or any portion of the Premises to any of its Affiliates, and (ii) grant occupancy, access and use rights over any portion of the Premises to its contract manufacturers, suppliers, logistics providers, contractors, subcontractors and service providers in connection with Tenant’s operations at the Premises, provided that Tenant shall remain fully liable for, and shall cause such persons to comply with, Tenant’s obligations under this Lease. The assigning or subleasing Party shall notify the other Party of any such assignment or sublease within [•] days thereafter.

(b)

Any other assignment of this Lease by either Party, and any other sublease by Tenant, shall require the prior express written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, and which may not be conditioned upon any amendment to the terms and conditions of this Lease, all of which shall remain unchanged. Section 36(j) shall not apply to such consent. Landlord expressly waives any right to terminate this Lease by reason of a request to sublease or assign, or by reason of any sublease or assignment made in accordance with this Section 20, and acknowledges that no provision of the Civil Code of the State of Jalisco shall be construed to grant it such a right.

(c)	No assignment or sublease shall release the assigning Party from its obligations hereunder unless the other Party expressly agrees in writing.

(d)

A change of control of either Party, or any internal reorganization of either Party or of its Affiliates, shall not constitute an assignment for purposes of this Section 20 and shall not require the other Party’s consent, but the relevant Party shall notify the other Party thereof within [•] days thereafter, without prejudice to Sections 21(a) and 23.

21. TRANSFERS BY LANDLORD; ASSUMPTION

(a)

Landlord shall not sell, transfer, assign, contribute, convey or otherwise dispose of, in whole or in part, the Premises, any Parcel or the Site, nor any interest therein, nor the shares or equity interests of Landlord where the effect is a transfer of control over the Premises, without first complying with Tenant’s rights under Section 23 and this Section 21.

(b)

If Tenant does not exercise its rights under Section 23 with respect to a proposed transfer, or such rights do not apply to it under Section 23(g), Landlord may complete the transfer, provided that, as a condition to its effectiveness, the transferee (i) assumes in writing, in an instrument delivered to Tenant prior to closing, all of Landlord’s obligations under this Lease, the SSA and each Service Level Agreement, (ii) acknowledges this Lease and its registration, (iii) has the legal capacity and the financial and technical capability to perform such obligations, including the capacity to provide the services under the SSA and to hold the Permits required for that purpose, (iv) ratifies Tenant’s rights under Sections 4, 15 and 23, and (v) where the transferee is not an Affiliate of Landlord, Tenant has given its consent in accordance with Section 20(b).

(c)

Landlord shall remain jointly and severally liable with the transferee for all obligations under this Lease, the SSA and each Service Level Agreement accrued prior to the transfer, and for the obligations under Sections 16 and 19, which shall not be released by the transfer.

(d)

This Lease shall subsist in accordance with its terms notwithstanding any transfer of the Premises, and Landlord shall cause any acquirer to recognize it, including by requiring the acquirer’s acknowledgment in the corresponding public deed.

22. ENCUMBRANCES; SUBORDINATION AND NON-DISTURBANCE

(a)

The Parties acknowledge that, as of the Effective Date, no Parcel is subject to any mortgage, trust or other security interest. Landlord may mortgage, pledge, contribute to a trust or otherwise encumber any Parcel, the Site or the Premises, or any rent payable hereunder, in connection with any financing, without Tenant’s consent, provided that, as a condition to the effectiveness of the encumbrance as against Tenant, the creditor or trustee executes and delivers to Tenant a subordination, non-disturbance and attornment agreement, in the creditor’s customary form with such reasonable changes as Tenant may request (an “SNDA”), recognizing this Lease and Tenant’s rights under Sections 4, 15 and 23, and undertaking not to disturb Tenant’s possession upon any foreclosure or enforcement so long as no Event of Default has occurred and is continuing.

(b)

Tenant shall subordinate this Lease to any encumbrance granted in accordance with Section 22(a) only upon, and subject to, the delivery of the corresponding SNDA, and shall have no obligation to subordinate this Lease or any of its rights hereunder otherwise. Tenant shall execute and return any SNDA complying with Section 22(a) within [•] Business Days following its receipt.

23. RIGHT OF FIRST OFFER; RIGHT OF FIRST REFUSAL

(a)

Scope. Tenant’s rights under this Section 23 apply to any sale, transfer or other disposition by Landlord of the Premises, or of any Parcel, portion of the Site or the Site as a whole that includes all or any portion of the Premises (each, an “Offered Property”). Tenant’s rights shall be exercisable only in respect of the Offered Property as a whole, on the terms offered by Landlord, and Landlord shall have no obligation to subdivide, individualize or otherwise separate the Premises or any portion thereof for that purpose.

(b)

Right of First Offer. If Landlord intends to sell, transfer or otherwise dispose of any Offered Property, Landlord shall first deliver written notice to Tenant specifying the Offered Property and only the price, the form of payment and the proposed closing date on which Landlord is willing to sell (the “ROFO Notice”), the remaining terms of the acquisition being those set forth in Exhibit E. Tenant shall have [•] days following receipt of the ROFO Notice to elect to purchase the Offered Property on the terms set forth therein, in which case the Parties shall execute a purchase agreement substantially in the form attached as Exhibit E and shall close on the closing date set forth in the ROFO Notice or the ROFR Notice, as applicable, or, if later, within [•] days thereafter. Tenant’s election, once given, shall be irrevocable. Landlord’s offer contained in the ROFO Notice or the ROFR Notice shall likewise be irrevocable during the applicable exercise period. Tenant shall bear any transfer tax, registration fees, notarial costs and other costs of the acquisition, and shall obtain at its own risk and cost any approval required for the acquisition. Landlord shall bear any income tax payable on the disposition, the costs of cancelling any lien or encumbrance and of delivering title to the Offered Property in accordance with Exhibit E, and the fees of its own advisors. Tenant’s rights under this Section 23 shall not be exercisable while an Event of Default by Tenant is continuing, and shall lapse if Tenant fails to close in accordance with this Section 23(b) for reasons not attributable to Landlord.

(c)

Right of First Refusal. If Tenant does not exercise its right of first offer, and Landlord thereafter receives an offer from a third party, or proposes to sell the Offered Property, on a price, form of payment or closing date more favorable to the purchaser than those set forth in the ROFO Notice, including any reduction in price of more than [•] percent ([•]%), Landlord shall deliver written notice to Tenant specifying only such price, form of payment and closing date (the “ROFR Notice”), without any obligation to disclose the identity of the third party or any other term of its offer, and Tenant shall have [•] days following receipt to elect to purchase the Offered Property on such price, form of payment and closing date, in which case the Parties shall proceed as set forth in Section 23(b).

(d)

Continuing Rights. Tenant’s rights under this Section 23 are continuing rights, exercisable on each and every occasion on which Landlord proposes a disposition during the Lease Term and any extension thereof, and shall not be extinguished by any failure to exercise them on a prior occasion. If Tenant does not exercise its rights in respect of a proposed disposition, Landlord may complete it with a third party, on a price, form of payment and closing date no more favorable to the purchaser than those last offered to Tenant, within [•] months following the expiration of Tenant’s last exercise period; if the disposition is not completed within that period, Tenant’s rights shall apply again to any subsequent proposed disposition. Any disposition made in violation of this Section 23 shall be null and void and shall not be enforceable against Tenant, which nullity shall be Tenant’s sole remedy in respect of such violation.

(e)

Nothing in this Lease shall be construed as a waiver by Tenant of any preemptive right, right of first refusal or right of first offer (derecho del tanto or derecho de preferencia) to which it may be entitled under the Civil Code of the State of Jalisco or any other applicable law, all of which the Parties expressly acknowledge and preserve, and which shall be in addition to the rights granted in this Section 23.

(f)

Landlord shall cause Tenant’s rights under this Section 23 to be recorded in the public deed contemplated in Section 27(c) and registered with the Public Registry of Property, so as to be effective against third parties.

(g)

Excluded Transfers. Tenant’s rights under this Section 23 shall not apply to (i) any transfer to an Affiliate of Landlord, (ii) any mortgage, trust or other encumbrance granted in accordance with Section 22, or (iii) any foreclosure, enforcement or transfer in lieu thereof under any such encumbrance, provided that, in each case, the transferee or acquirer assumes this Lease in accordance with Section 21(b), and Tenant’s rights under this Section 23 shall continue to apply to any subsequent disposition by such transferee or acquirer.

24. TENANT’S TERMINATION RIGHT

(a)

Tenant may terminate this Lease, in whole or in part, at any time during the Lease Term, for any reason and without liability, by delivering written notice to Landlord at least [•] months prior to the effective date of termination specified in such notice. In the case of a partial termination: (i) the notice shall identify the portion of the Premises to be released, which shall consist of one or more entire Buildings or such other self-contained portion of the Premises as Landlord may approve, such approval not to be unreasonably withheld, conditioned or delayed, and Landlord shall carry out, at Tenant’s sole cost and expense, any physical delimitation, separation of access or metering required as a result, as provided in Section 14(a); (ii) Base Rent and every other amount payable by Tenant hereunder shall be reduced in the proportion that the area released bears to the total area of the Premises immediately prior to the release; (iii) Exhibits A, B and C shall be adjusted accordingly by amendment to this Lease, and Tenant may elect to reduce the service levels committed to it under the SSA and each Service Level Agreement in the same proportion; and (iv) this Lease shall continue in full force and effect with respect to the remainder of the Premises, without any change to the Lease Term or to Tenant’s rights under Sections 4, 15 and 23.

(b)

Upon the effective date of a termination of this Lease in whole under Section 24(a), (i) Tenant shall surrender the Premises in accordance with Section 26(e), (ii) each Party shall pay any amount accrued and unpaid as of that date, and (iii) neither Party shall have any further obligation to the other under this Lease, except for those provisions that expressly survive. Tenant’s right under Section 24(a) shall not be exercisable while an Event of Default by Tenant is continuing, and Tenant shall remain liable for all Rent and other obligations hereunder until the effective date of termination and the surrender of the Premises in accordance with Section 26(e).

(c)	Tenant may also terminate this Lease as provided in Sections 8(d), 16(e), 17(c) and 25(c), in which case no notice period shall be required other than as set forth in the applicable Section.

(d)

Landlord shall have no corresponding right of early termination, and may terminate this Lease only following an Event of Default by Tenant that remains uncured after the expiration of the applicable cure period, as provided in Sections 4(b) and 26(c), or for serious cause where such right cannot be waived under applicable law.

25. LANDLORD DEFAULT; TENANT REMEDIES

(a)

Landlord Default. Each of the following shall constitute a “Landlord Default”: (i) Landlord fails to pay any amount due to Tenant hereunder and such failure continues for [•] Business Days following written notice from Tenant; (ii) Landlord fails to perform any other material obligation under this Lease and such failure continues for [•] days following written notice from Tenant, or, if the failure cannot reasonably be cured within that period, for such longer period as is reasonably necessary provided Landlord commences the cure within that period and diligently pursues it, without prejudice to Tenant’s right of self-help under Section 9(d), which shall be available within the periods set forth therein; (iii) any breach or default by Landlord under the SSA or any Service Level Agreement that constitutes a Landlord Default as provided in Section 8(c); (iv) any material breach by Landlord of a representation or warranty under Section 2, subject to the applicable survival period set forth therein, which, if capable of being cured, remains uncured for [•] days following written notice from Tenant; (v) Landlord disposes of or encumbers the Premises in violation of Sections 21 or 22; (vi) Landlord fails to perform the Pending Urbanization Obligations as required by Section 16; (vii) Landlord’s insolvency, concurso mercantil, dissolution or liquidation; or (viii) Landlord seriously neglects the Buildings comprising the Premises, the Shared Areas or the Site infrastructure, or fails to comply with material conditions imposed by a Governmental Authority or with material Legal Requirements in respect of the Site, in each case in a manner that materially and adversely affects Tenant’s use of or operations at the Premises, and such failure continues for [•] days following written notice from Tenant.

(b)	[Intentionally Omitted.]

(c)

Termination for Landlord Default. If a Landlord Default that materially and adversely affects Tenant’s use of or access to all or a material portion of the Premises, or Tenant’s operations thereat, remains uncured following written notice from Tenant and the expiration of the applicable cure period set forth in Section 25(a), Tenant may, at its option and, subject to Section 25(g), without prejudice to any other remedy, terminate this Lease, in whole or with respect to the affected portion, upon written notice to Landlord, effective on the date specified therein, without the notice period set forth in Section 24(a) and without liability. Upon any uncured Landlord Default, Tenant may also demand payment of the amounts due, with interest at the Default Rate, or seek specific performance in accordance with Section 25(g).

(d)	[Intentionally Omitted.]

(e)	[Intentionally Omitted.]

(f)	[Intentionally Omitted.]

(g)

Specific Performance. Tenant shall be entitled to specific performance of Landlord’s obligations under Sections 8, 9, 13, 14, 16 and 21, other than obligations to pay money, the Parties acknowledging that damages would not be an adequate remedy for a breach thereof. In each case in which Tenant is entitled to specific performance under this Section 25(g), specific performance shall be Tenant’s sole and exclusive remedy in respect of the corresponding breach, and Tenant shall not be entitled to claim damages, indemnification under Section 19(a)(i) or the termination of this Lease under Section 25(c) in respect thereof, without prejudice to the rights expressly set forth in Sections 8(d), 9(d) and 16(e).

26. EVENTS OF DEFAULT BY TENANT; LANDLORD REMEDIES

(a)

Each of the following shall constitute an “Event of Default” by Tenant: (i) Tenant fails to pay Base Rent or any other amount due to Landlord hereunder when due and such failure continues for [•] Business Days following written notice from Landlord; (ii) Tenant fails to perform any other material obligation under this Lease and such failure continues for [•] days following written notice, or, if the failure cannot reasonably be cured within that period, for such longer period as is reasonably necessary provided Tenant commences the cure within that period and diligently pursues it; (iii) Tenant’s insolvency, concurso mercantil, dissolution or liquidation; (iv) any breach or default by Tenant under the SSA or any Service Level Agreement that constitutes an Event of Default as provided in Section 8(c); (v) Tenant makes materially detrimental use of the Premises, seriously neglects them, or fails to comply with material conditions imposed by a Governmental Authority or with material Legal Requirements, and such failure continues for [•] days following written notice from Landlord; (vi) Tenant carries out alterations affecting the structure or substance of the Premises without the required Permit or without Landlord’s consent where required under Section 11(a), and fails to reverse them within [•] days following written notice from Landlord; (vii) any material breach by Tenant of a representation or warranty under Section 2, subject to the applicable survival period set forth therein, which, if capable of being cured, remains uncured for [•] days following written notice from Landlord; or (viii) Tenant assigns this Lease or subleases the Premises in violation of Section 20.

(b)	[Intentionally Omitted.]

(c)

Upon an uncured Event of Default, and subject to Section 26(f), Landlord may (i) demand payment of the amounts due, with interest at the Default Rate, (ii) seek specific performance in accordance with Section 26(f), or (iii) terminate this Lease upon written notice and recover possession of the Premises in accordance with applicable law, in which case Tenant shall vacate and surrender the Premises in accordance with Section 26(e) within ninety (90) days following the effective date of termination, during which period Tenant shall pay, as compensation for its use of the Premises, an amount equal to the Base Rent then in effect. Landlord shall not be entitled to accelerate Rent.

(d)

“Default Rate” means [•] percent ([•]%) per annum or, if lower, the maximum rate permitted by applicable law. In case of late payment by either Party, the defaulting Party shall in addition bear all costs resulting from the late payment, including the reasonable costs of legal proceedings and representation.

(e)

Surrender. Upon expiration or termination of this Lease, Tenant shall surrender the Premises in the condition recorded in the Baseline Condition Report, cleared of all movable property, ordinary wear and tear, casualty, condemnation, alterations Landlord has elected to take over under Section 11(b), and any condition Landlord was obligated to remedy, excepted. Tenant shall remove, at or prior to the expiration or termination of this Lease, all of its machinery, equipment, racking, production lines, tooling, furniture, trade fixtures, inventory and other property, and its alterations, additions and improvements, as provided in Section 11(b), and shall repair any damage caused by such removal. Tenant shall hand back the Dedicated Site Equipment and the other items listed in Exhibit K in the condition recorded therein, ordinary wear and tear excepted, together with the associated test certificates and maintenance records, which shall not be older than six (6) months. The Parties expressly acknowledge that no tacit renewal (tácita reconducción) shall be deemed to occur. If Tenant remains in possession of all or any portion of the Premises following the expiration or termination of this Lease, other than in the exercise of its rights under Section 4 or during the period set forth in Section 26(c), Tenant shall pay, for each month or fraction thereof during which it so remains, an amount equal to [•] percent ([•]%) of the monthly Base Rent in effect immediately prior to such expiration or termination, calculated on the area so retained, which shall be Landlord’s sole compensation for such holdover.

(f)

Specific Performance. Landlord shall be entitled to specific performance of Tenant’s obligations under Sections 8, 10, 13, 14, 16 and 20, other than obligations to pay money, the Parties acknowledging that damages would not be an adequate remedy for a breach thereof. In each case in which Landlord is entitled to specific performance under this Section 26(f), specific performance shall be Landlord’s sole and exclusive remedy in respect of the corresponding breach, and Landlord shall not be entitled to claim damages, indemnification under Section 19(b)(i) or the termination of this Lease under Section 26(c) in respect thereof, without prejudice to the rights expressly set forth in Section 10.

27. QUIET ENJOYMENT; FORMALIZATION AND REGISTRATION

(a)

Landlord covenants that Tenant shall have quiet and peaceful possession and enjoyment of the Premises throughout the Lease Term and any extension thereof, free of any disturbance by Landlord or by any person claiming through Landlord, and Landlord shall defend Tenant’s possession at its cost against any third-party claim. Tenant shall, in turn, use the Premises and the Shared Areas without disturbing the possession and enjoyment by Landlord and by the other occupants of the Site of the remainder of the Site, and shall promptly notify Landlord of any third-party claim, disturbance or act of dispossession affecting the Premises of which it becomes aware, so that Landlord may defend Tenant’s possession as provided herein.

(b)

Landlord and persons instructed by it may enter the Premises (i) during ordinary business hours, upon at least [•] hours’ prior notice, for the purpose of inspection, maintenance, repair and improvement works, accompanied by a representative of Tenant if Tenant so requests, and subject to Tenant’s security, safety, confidentiality and quality protocols, or (ii) in an emergency or case of imminent danger, without notice, in which case Landlord shall notify Tenant as promptly as practicable. All such works shall be carried out with the least possible disruption to Tenant’s operations. Landlord acknowledges that the Premises contain confidential manufacturing processes and customer property and equipment subject to third-party confidentiality obligations. Tenant, in turn, acknowledges that the Site contains operations of Landlord and of other occupants, and shall cause the Tenant Parties to observe the security, safety and confidentiality protocols applicable at the Site outside the Exclusive Areas, as notified by Landlord to Tenant.

(c)

Public Deed and Registration. The Parties shall cause this Lease, together with the rights of first offer and first refusal granted in Section 23 and the rights granted in Section 4, to be formalized in a public deed before a notary public mutually agreed by the Parties, and registered with the Public Registry of Property of the State of Jalisco, in accordance with Article 2045 of the Civil Code of the State of Jalisco, within [•] days following the Commencement Date. The cost of the notarial instrument and of the registration, and any duties or taxes payable thereon, shall be borne by the Parties in equal shares. Landlord shall appear and execute all instruments required, and shall deliver to Tenant the registered first counterpart. Tenant shall likewise appear and execute all instruments required, and shall deliver to the notary public the documentation reasonably required from it for that purpose. The Parties shall cause any amendment hereto, and any instrument evidencing an election under Section 4(d), to be formalized and registered in the same manner.

28. HAZARDOUS MATERIALS

(a)

Landlord represents and warrants that, except as disclosed in the Baseline Condition Report, to its knowledge there is no Contamination at, on or under the Site or the Premises, and no pending or threatened claim, order or proceeding relating to Hazardous Materials affecting the Site or the Premises.

(b)

Landlord shall be solely responsible for, and shall indemnify the Tenant Parties against, all Losses arising out of (i) any Contamination caused by Landlord or by any other occupant of the Site from and after the Commencement Date, and (ii) any Remediation required by any Governmental Authority in respect thereof, including any cost of interrupting, relocating or adapting Tenant’s operations. No such cost shall be passed through to Tenant in any form. Any Contamination existing at the Site or the Premises prior to the Commencement Date shall not be the responsibility of either Party, shall be recorded in the Baseline Condition Report and, where its Remediation is necessary under Environmental Laws or is required by any Governmental Authority, shall be corrected as provided in Section 1(d).

(c)

Tenant may use, store, handle and dispose of Hazardous Materials at the Premises in the ordinary course of its operations, in compliance with applicable Environmental Laws and the Permits held by it, and shall be solely responsible for, and shall remediate at its own cost and indemnify Landlord against, Contamination caused by the Tenant Parties from and after the Commencement Date. Tenant shall have no obligation to investigate, monitor or remediate any condition it did not cause. Landlord shall likewise have no obligation to investigate, monitor or remediate any Contamination caused by the Tenant Parties, nor shall any cost thereof be passed through to Landlord in any form.

(d)

Each Party shall promptly notify the other of any Release, order, inspection or claim relating to Hazardous Materials affecting the Premises, and shall provide reasonable cooperation in responding thereto.

29. FORCE MAJEURE

(a)

Neither Party shall be liable for any delay or failure in the performance of its obligations hereunder (other than the payment of money) to the extent caused by an event beyond its reasonable control, including acts of God, natural disaster, epidemic, pandemic, fire, flood, earthquake, war, civil disorder, act of a Governmental Authority not attributable to the affected Party, strike or labor disturbance not involving such Party’s own workforce, and failure of a supplier of electricity or water not within such Party’s reasonable control (each, a “Force Majeure” event), provided that the affected Party notifies the other promptly and uses commercially reasonable efforts to mitigate and to resume performance.

(b)

Base Rent shall abate during any Force Majeure event that prevents Tenant from using or accessing all or a material portion of the Premises for more than thirty (30) consecutive days, from the commencement of such event until use or access is restored, in proportion to the portion affected, and if such event continues for more than [•] consecutive days, either Party may terminate this Lease upon written notice.

(c)

Force Majeure shall not excuse Landlord from its obligations under Section 16, except as provided in Section 16(f), nor from any payment or indemnity obligation unless such indemnity obligation is impacted by a Force Majeure event. Force Majeure shall likewise not excuse Tenant from any payment or indemnity obligation unless such indemnity obligation is impacted by a Force Majeure event, without prejudice to the abatement of Base Rent provided in Section 29(b).

30. STATUTORY RIGHTS; NO WAIVER

(a)

The Parties acknowledge that the Civil Code of the State of Jalisco and other applicable laws grant certain rights and benefits to the parties to a lease of real property. Neither Party waives, and nothing in this Lease shall be construed as a waiver by either Party of, any right, benefit or remedy to which it is or may be entitled under applicable law, including, in the case of Tenant, any right in respect of the extension of the lease term, tacit renewal, preemptive rights or rights of first refusal, abatement or reduction of rent, repairs, maintenance and replacements, improvements made by the tenant and reimbursement thereof, defects of the leased property, disturbance of possession, subleasing and assignment, and the effect of a transfer of the leased property, and, in the case of Landlord, any right in respect of the collection of rent, the preservation of the leased property and the remedies available to a landlord, in each case to the extent not modified by this Lease. All such rights are expressly acknowledged and preserved, and are cumulative with, and additional to, the rights granted to each Party under this Lease.

(b)

Where any provision of this Lease grants a Party a right that is also granted by applicable law, such Party may elect to exercise either or both, and the exercise of one shall not constitute a waiver of the other.

(c)	No waiver by either Party of any breach of this Lease shall be effective unless in writing, and no waiver shall constitute a waiver of any other or subsequent breach.

31. ESTOPPEL CERTIFICATES

Each Party shall, within [•] days following the other’s written request, execute and deliver a certificate substantially in the form attached as Exhibit H, certifying the status of this Lease, the Rent paid, the absence or existence of defaults and such other matters as are reasonably requested, provided that no Party shall be required to certify any matter that is inaccurate or to waive any right.

32. CONFIDENTIALITY

Each Party shall keep confidential the terms of this Lease and all information of the other Party disclosed in connection herewith, and shall not disclose the same to any third party, except (i) to its Affiliates, directors, officers, employees, advisors, auditors, lenders and prospective acquirers on a need-to-know basis and subject to confidentiality obligations, (ii) as required by Legal Requirements or by any securities exchange or regulator, including in connection with the Distribution and the related filings, and (iii) as required in any proceeding to enforce this Lease. Landlord shall not disclose any information regarding Tenant’s operations, processes, customers or equipment obtained in connection with this Lease or the SSA. Tenant shall likewise not disclose any information regarding the operations of Landlord or of the other occupants of the Site, the Site or the Site Equipment obtained in connection with this Lease or the SSA.

33. NOTICES

All notices hereunder shall be in writing and shall be delivered personally, by courier or by electronic mail with confirmation of receipt, to the addresses and addressees set forth below, or to such other address as a Party designates by notice. Notices shall be effective upon receipt.

If to Landlord

[•]

If to Tenant

[•]

34. GOVERNING LAW; ARBITRATION

(a)	This Lease shall be governed by, and construed in accordance with, the laws of the State of Jalisco, United Mexican States.

(b)

Any dispute, controversy or claim arising out of or relating to this Lease, including its existence, validity, interpretation, performance, breach or termination, shall be finally settled by arbitration administered by the Arbitration Center of Mexico (CAM) in accordance with its rules then in effect. The arbitral tribunal shall consist of [•] arbitrators. The seat of the arbitration shall be Guadalajara, Jalisco, and the language of the arbitration shall be Spanish, provided that documents and evidence in English may be submitted without translation. The award shall be final and binding, and judgment thereon may be entered in any court of competent jurisdiction.

(c)

Notwithstanding Section 34(b), either Party may, pending the constitution of the arbitral tribunal, seek interim, provisional or injunctive relief before any competent court, including any measure required to preserve Tenant’s possession of the Premises, the continuity of the services under the SSA, Landlord’s rights in respect of the Premises and the Site, or the status quo, without such application constituting a waiver of the agreement to arbitrate, and without prejudice to any right to seek interim relief under the SSA or any Service Level Agreement.

(d)

The Parties shall attempt in good faith to resolve any dispute through their designated representatives for a period of [•] days prior to commencing arbitration, provided that this requirement shall not apply where a Party seeks relief under Section 34(c) or where the dispute concerns the impairment of Tenant’s access to the Premises, or the withholding of Rent under Section 8(d).

35. LANGUAGE

This Lease shall be executed in Spanish and in English. In the event of any conflict, discrepancy or difference in the translation or interpretation of this Lease, the Spanish version shall control and prevail. The public deed contemplated in Section 27(c) shall be granted in Spanish.

36. MISCELLANEOUS

(a)

This Lease, together with its Addenda and Exhibits, constitutes the entire agreement between the Parties with respect to the Premises and supersedes all prior agreements, understandings and representations with respect thereto, except for the SSA and the Service Level Agreements, which remain in full force and effect in accordance with their terms and this Lease.

(b)	This Lease may be amended only by a written instrument executed by both Parties and, where required, formalized and registered in accordance with Section 27(c).

(c)

In the event of any conflict between this Lease and the SSA or any Service Level Agreement, this Lease shall prevail with respect to the lease of the Premises, Tenant’s possession and use, the allocation of maintenance, taxes and operating expenses, and the SSA or the applicable Service Level Agreement shall prevail with respect to the technical specifications, allocations, pricing, performance, suspension, termination, remedies and limitations of liability of the services provided thereunder, subject to Section 8(d).

(d)

If any provision of this Lease is held invalid or unenforceable, the remainder shall continue in full force and effect, and the Parties shall negotiate in good faith a substitute provision achieving, to the extent legally possible, the same economic and legal effect.

(e)	The Addenda and Exhibits attached hereto form an integral part of this Lease. The captions are for convenience only and shall not affect its interpretation.

(f)	This Lease shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

(g)

Each Party shall bear its own costs and expenses in connection with the negotiation and execution of this Lease, except as otherwise expressly provided herein. There is no broker involved in this transaction and each Party shall indemnify the other against any brokerage claim asserted through it.

(h)	This Lease may be executed in counterparts, each of which shall be deemed an original.

(i)

Related Lease; Flex Occupants. For purposes of Sections 3(c), 13(d), 13(e), 15(c) and 19(a)(v), neither FPL, as tenant under the FPL Lease, nor any other Flex Affiliate occupying any portion of the Site (each, a “Flex Occupant”) shall be deemed an occupant of the Site other than Tenant or a third party, and the occupancy, operations and use of the Site by any Flex Occupant shall not constitute a breach by Landlord of any of those Sections. The rights granted to Tenant under Sections 15(a) and 23 are also granted, in identical terms, to FPL under the FPL Lease. Landlord shall deliver each notice required under those Sections simultaneously to Tenant and to FPL, and such rights may be exercised by either of them or by both of them, in the case of Section 15(a), in respect of different portions of the relevant space, and in the case of Section 23, jointly in respect of the Offered Property, as Tenant and FPL may jointly designate in writing to Landlord. Landlord may lease any space to a third party under Section 15(b), or sell, transfer or otherwise dispose of any Offered Property to a third party under Section 23, only if neither Tenant nor FPL has exercised the corresponding right within the applicable period.

(j)

Consents. Wherever this Lease provides that the consent of a Party shall not be unreasonably withheld, conditioned or delayed, the requesting Party shall deliver a written request together with information reasonably sufficient to evaluate it, and the other Party shall respond within [•] Business Days following its receipt of such request and information; provided that the responding Party may, within [•] Business Days following such receipt, request in writing such additional information as it reasonably requires, in which case such [•] Business Day period shall run from its receipt of such additional information. Any refusal shall state the reasons therefor in reasonable detail. If the responding Party fails to respond within the applicable period, the requesting Party may deliver a second written notice expressly referring to this Section 36(j) and stating in bold capital letters: “FAILURE TO RESPOND WITHIN [•] BUSINESS DAYS SHALL RESULT IN THE REQUESTED CONSENT BEING DEEMED GRANTED,” and if no response is received within [•] Business Days following receipt of that second notice, the consent shall be deemed granted. This Section 36(j) shall not apply to any consent required under Sections 1(b), 3(g), 11(a), 15(c) or 20, or to any matter affecting the structure of the Buildings, title to any Parcel, or any Permit held by the other Party, each of which must be express.

(k)

Definitions. For purposes of this Lease, the following terms shall have the meanings set forth below, and the other capitalized terms used herein shall have the meanings given to them elsewhere in this Lease:

“Affiliate” means, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person, where “control” means the power to direct the management and policies of a person, whether through the ownership of more than fifty percent (50%) of its voting shares or equity interests, by contract or otherwise; provided that, for purposes of this Lease, Landlord shall not be deemed an Affiliate of Tenant, nor Tenant an Affiliate of Landlord.

“Buildings” means the buildings located at the Site, as identified on Exhibit A, and “Building” means any of them.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which credit institutions in Guadalajara, Jalisco, are authorized or required to close in accordance with the calendar published by the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores).

“CFDI” means an electronic tax invoice (Comprobante Fiscal Digital por Internet) issued in accordance with Articles 29 and 29-A of the Federal Tax Code and the applicable tax administrative rules.

“Contamination” means the presence of Hazardous Materials in, on or under the soil, subsoil, groundwater, surface water or air at the Site, or in any structure or installation thereon, in concentrations exceeding the maximum permissible limits under Environmental Laws or otherwise requiring Remediation under Environmental Laws.

“Distribution” means the distribution contemplated in the [separation agreement dated [•], entered into between [•] and [•]] (the “Separation Agreement”).

“Environmental Laws” means all Legal Requirements relating to the protection of the environment, ecological balance, natural resources or human health in connection with exposure to Hazardous Materials, including the General Law of Ecological Balance and Environmental Protection (Ley General del Equilibrio Ecológico y la Protección al Ambiente), the General Law for the Prevention and Integral Management of Waste (Ley General para la Prevención y Gestión Integral de los Residuos), the National Waters Law (Ley de Aguas Nacionales), the Federal Law of Environmental Liability (Ley Federal de Responsabilidad Ambiental), the State Law of Ecological Balance and Environmental Protection of the State of Jalisco (Ley Estatal del Equilibrio Ecológico y la Protección al Ambiente), the applicable regulations of the Municipality of Zapopan, and their respective regulations and Mexican Official Standards.

“Flex Affiliate” means FTM, FPL and any of their respective Affiliates.

“Governmental Authority” means any federal, state or municipal governmental authority of the United Mexican States, including any ministry, agency, decentralized entity, commission, court, tribunal, public utility, water and sewer authority or other body exercising executive, legislative, judicial, regulatory or administrative functions, in each case having jurisdiction over the Site, the Premises, either Party or the matter in question.

“Hazardous Materials” means any substance, material or waste that is classified or regulated as hazardous, toxic, corrosive, reactive, explosive, flammable, infectious or contaminating under Environmental Laws, including hazardous waste (residuos peligrosos), hydrocarbons and their derivatives, asbestos and polychlorinated biphenyls.

“Lease Term” means the Primary Term together with any extension or renewal thereof in accordance with Section 4 and Addendum 2.

“Legal Requirements” means all laws, codes, regulations, Mexican Official Standards, decrees, ordinances, urban development plans and programs, orders, resolutions and other binding requirements of any Governmental Authority, and the terms and conditions of all Permits, in each case as in effect from time to time and applicable to the Site, the Premises, either Party or the matter in question, including those relating to land use, urban development, construction, civil protection, the environment, health and safety.

“Mexican Official Standards” means the Mexican official standards (Normas Oficiales Mexicanas) issued by the competent Governmental Authorities, as in effect from time to time.

“Monthly Costs” has the meaning given to it in the SSA.

“Party” means each of Landlord and Tenant, and “Parties” means both of them.

“Permits” means all licenses, permits, authorizations, concessions, registrations, approvals, certificates, opinions (dictámenes), notices (avisos) and other authorizations issued by or filed with any Governmental Authority, including land use, construction, occupancy and operating licenses, civil protection opinions, environmental licenses and registrations, and water and wastewater discharge concessions and permits.

“Pesos” means the lawful currency of the United Mexican States, and “U.S. Dollars” means the lawful currency of the United States of America.

“Release” means any spill, leak, discharge, emission, injection, escape, leaching, dumping or disposal of Hazardous Materials into the environment.

“Remediation” means any investigation, characterization, containment, removal, cleanup, treatment, restoration, monitoring or other corrective action in respect of Contamination required under Environmental Laws or by any Governmental Authority, including any remediation program approved in accordance with Environmental Laws.

“Service Level Agreements” means the service level agreements entered into under the SSA, as listed on Exhibit F, and “Services” means the services provided under the SSA and the Service Level Agreements.

IN WITNESS WHEREOF, the Parties have executed this Lease as of the Effective Date.

Effective Date: [•]

LANDLORD

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

By:
Name:
Title:

TENANT

FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

ADDENDA AND EXHIBITS

Addendum 1.	Base Rent Schedule. Initial annual Base Rent [•] and schedule for the Primary Term, denominated in U.S. Dollars, with the annual adjustment under Section 5(c). To be completed from the commercial terms.

Addendum 2.	Extension Options and Year-25 Election. Mechanics of the extension period and of the usufruct election, the form of Landlord’s irrevocable offer, the exercise notices, the determination of the Market Rent under Section 4(f) and the interaction with the statutory extension under Article 2051 of the Civil Code of the State of Jalisco.

Addendum 3.	[Intentionally Omitted.]

Addendum 4.	Usufruct Economics. Consideration payable for the usufruct constituted under Section 4(d)(ii), determined on the basis of the Market Rent, allocation of notarial fees, registration duties and any transfer tax.

Exhibit A.	Site Plan identifying, building by building, the Exclusive Areas and the Shared Areas. To be provided by Flex and substituted in accordance with Section 14(a).

Exhibit A-1.	Legal Descriptions of the Parcels. Public deeds Nos. 10,558 (178,133 m²), 42,464 (224,600 m²), 41,195 (30,000 m²) and 18,759 (100,099 m²), with their registration data, and the Permitted Exceptions.

Exhibit B.	Buildings, Areas and Measurements. Buildings 27, 29, 31 and 33 and the 30% of Building 24, with measured areas and measurement method.

Exhibit C.	Shared Areas, Parking, Docks, Trailer Routes and Logistics. Counts of docks, dock doors, trailer positions and employee and visitor parking spaces per building; access and internal circulation routes with dimensions, turning radii, load capacity, traffic direction and operating hours; gates and guardhouses; utility delivery points; Site traffic and access rules; and the baseline occupancy levels referred to in Section 15(c).

Exhibit D.	Maintenance Matrix. Item-by-item allocation of maintenance, repair and replacement responsibilities between Landlord and Tenant, consistent with Sections 9 and 10, it being understood that no maintenance cost is passed through to Tenant except as provided in Sections 9 and 10, and that no structural, roof or waterproofing item, nor any other item reserved to Landlord under Section 9(a), may be allocated to Tenant (without limiting Tenant’s liability for damage caused by Tenant Parties under Sections 9 and 10).

Exhibit E.	Form of Purchase Agreement for the exercise of the rights of first offer and first refusal under Section 23.

Exhibit F.	SSA and Service Level Agreements. List and copies of the Site Services Agreement (Guad North) and of each Service Level Agreement, including the Electric and Water Distribution Services SLA.

Exhibit G.	Pending Urbanization Obligations. Parcel-by-parcel table of outstanding obligations, responsible party, required actions, deadlines and consequences, to be built from the Urbanization Status report.

Exhibit H.	Form of Estoppel Certificate.

Exhibit I.	Signage and Branding Plan.

Exhibit J.	Delivery Condition Report, to be prepared jointly under Section 1(c), including the delivery and acceptance certificate (acta de entrega-recepción), and forming part, together with Exhibit K, of the Baseline Condition Report.

Exhibit K.	Site Equipment Inventory and Environmental Baseline Report. Inventory of the Landlord-owned equipment on, within, above or adjacent to the Buildings comprising the Premises, with owner, location, function, permanent or temporary character and any removal commitment; and the baseline perimeter noise, emissions, vibration and odor measurements taken at the boundary with Jardín Real and the other critical receptors during the three operating shifts, with the statement of compliance of each item, to be prepared under Section 1(c)(iv).

Annex B

SITE SERVICES AGREEMENT (GUAD NORTH)

BY AND BETWEEN

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

AND

FLEXTRONICS PLASTICS, S.A. DE C.V.

DATED AS OF [•]

Table of Contents

Page

ARTICLE I

DEFINITIONS

Section 1.01	Definitions	B-1

ARTICLE II

SERVICES PROVIDED
Section 2.01	Scope of Service; Standard of Care	B-9
Section 2.02	Term	B-12
Section 2.03	Change in Operations and Facility Expansions	B-12
Section 2.04	Maintenance Expenditures	B-13
Section 2.05	Provider Personnel; Access	B-14
Section 2.06	Operations and Laws	B-16
Section 2.07	Risk of Loss	B-16
Section 2.08	Insurance	B-16
Section 2.09	Migration From Services	B-17

ARTICLE III

COMPENSATION; INVOICING; AUDITS

Section 3.01	Consideration; Taxes	B-17
Section 3.02	Invoices; Mexican Tax Compliance	B-20
Section 3.03	Payments; Audit	B-20

ARTICLE IV

INTELLECTUAL PROPERTY

Section 4.01	Intellectual Property	B-22

ARTICLE V

RECORDS; FORECASTS

Section 5.01	Records	B-22
Section 5.02	Annual Service Forecast	B-23

ARTICLE VI

TERMINATION

Section 6.01	Voluntary Termination of a Service	B-23
Section 6.02	Early Termination	B-24
Section 6.03	Effect of Termination	B-25
Section 6.04	Survival of Payment Obligations	B-26
Section 6.05	Settlement of Accounts	B-26

ARTICLE VII

DISCLAIMER OF WARRANTIES

Section 7.01	Conformance with Specifications	B-26
Section 7.02	Disclaimer of Warranties	B-26

ARTICLE VIII

LIMITATION OF LIABILITY

Section 8.01	Liability	B-27
Section 8.02	Limitation of Losses	B-27
Section 8.03	Exceptions to Limitation of Liability; Enhanced Cap	B-27
Section 8.04	SLA-Specific Liability Provisions	B-28
Section 8.05	Mitigation	B-28

ARTICLE IX

INDEMNIFICATION

Section 9.01	Indemnification	B-28
Section 9.02	Environmental Indemnification	B-29
Section 9.03	Indemnification Procedures	B-30

ARTICLE X

MANAGEMENT AND DISPUTE RESOLUTION

Section 10.01	Contract Managers	B-31
Section 10.02	Service Coordinators	B-31
Section 10.03	Dispute Resolution	B-31

ARTICLE XI

ENVIRONMENTAL, HEALTH AND SAFETY MATTERS

Section 11.01	Environmental, Health and Safety	B-32

ii

Schedules

Schedule A – SLAs
Schedule B – Intentionally Omitted Services

iii

SITE SERVICES AGREEMENT (GUAD NORTH)

This SITE SERVICES AGREEMENT (GUAD NORTH) is entered into as of [•] (the “Signing Date”), by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Provider”), and FLEXTRONICS PLASTICS, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Recipient”). Provider and Recipient are at times referred to herein individually as a “Party” and collectively as the “Parties.” This Agreement shall become effective with respect to a Service on the date set forth on the applicable SLA (each, an “Effective Date”).

W I T N E S S E T H:

WHEREAS, Flex Ltd. and Archer SpinCo, Inc. are parties to that certain Separation and Distribution Agreement, dated as of [•] (as amended from time to time, the “Separation Agreement”), pursuant to which their respective businesses and operations are being separated; and

WHEREAS, in connection with the transactions contemplated by the Separation Agreement, Provider has agreed to provide certain Services (as hereinafter defined) to Recipient at the Site (as hereinafter defined) pursuant to this Agreement.

NOW, THEREFORE, subject to the terms, conditions, covenants and provisions of this Agreement, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Provider and Recipient mutually covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Separation Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Action” shall mean any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative and whether at law or in equity) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal or authority.

“Affiliate” has the meaning set forth in the Separation Agreement.

“Agreement” shall mean this Site Services Agreement (Guad North) and includes all Schedules and SLAs hereto, as amended, modified or supplemented from time to time in accordance with its terms.

B-1

“Applicable Exchange Rate” shall mean the Bloomberg fixing rate at 5:00 p.m. New York City Time on the date that is two Business Days before the date the payment is required to be made or, as applicable, on which an invoice is submitted (provided, however, that with regard to any payments in respect of Losses for payments made to Third Parties, the date shall be the Business Day before the relevant payment was made to the Third Party) or in the Wall Street Journal on such date if not so published on Bloomberg.

“Business Day” has the meaning set forth in the Separation Agreement.

“Calendar Year” shall mean a period of twelve (12) consecutive calendar months commencing on any January 1.

“Change” shall mean each change to the nature or the manner of performing a Service, including (a) a material decrease (including in duration) in the service level applicable to any Service, (b) any additional service, or (c) any change to the Specifications for the provision of such Service.

“Change Request” shall mean a written description of a proposed Change.

“Claim” or “Claims” shall mean any claim, whether actual or potential, known or unknown, suspected or unsuspected, contingent or non-contingent, whether concealed or hidden, upon any theory of law or equity, based upon past or future events, now existing or coming into existence in the future.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Consent Costs” shall mean all out-of-pocket costs paid or coming due before or after the Effective Date with respect to the Site associated with securing consents from Third Parties that are required to provide the Services to Recipient at the Site.

“Contamination” means the Release of any Hazardous Material to, on, onto or into the environment.

“Contract” shall mean any written contract, lease, license, agreement, instrument or other commitment that is binding on any Person or entity or any part of its property under applicable Law, other than a Permit.

“Contract Manager” shall have the meaning set forth in Section 10.01.

“Critical Service” shall mean any Service expressly designated as a “Critical Service” in the applicable SLA.

“Default Rate” shall mean, for any day, a rate per annum equal to the lesser of (i) the Prime Rate then in effect plus two percent (2%) and (ii) the maximum rate of interest permitted by applicable Law.

“Defaulting Party” shall have the meaning set forth in Section 6.02(a).

“Dispute” has the meaning set forth in the Separation Agreement.

B-2

“Due Date” shall have the meaning set forth in Section 3.03(a).

“Effective Date” shall have the meaning set forth in the Preamble.

“EH&S Policies” shall mean the bona fide environmental, health and safety policies and procedures in effect at the Site from time to time, in each case to the extent applicable to the relevant access or activities and communicated to the applicable Party in advance.

“Environmental Laws” shall mean, collectively, any and all Laws, Judgments or other legal requirements of a Governmental Entity relating to Contamination, pollution, human health or safety, or protection of the environment, air, soil, subsoil, surface water, groundwater or natural or biotic resources, including Laws relating to the exposure to, or Release, threatened Release (including investigation and clean-up of such Release) or the presence of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, import, registration, notification, labeling, use, treatment, storage, transport, disposal or handling of Hazardous Materials and all Laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

“Environmental Permits” shall have the meaning set forth in Section 9.02(a).

“Essential Site Service” shall mean any Service identified in the applicable SLA as necessary for continuous access to, occupancy of or lawful operation of Recipient’s Facility. The designation of a Service as an Essential Site Service shall not, by itself, cause such Service to be a Critical Service for purposes of Article VIII.

“Facility” shall mean the Provider’s Facility and/or the Recipient’s Facility, as applicable.

“Force Majeure” shall mean, for each Party, any circumstance(s) beyond the reasonable control of that Party which has the effect of materially delaying, hindering or preventing, in whole or in part, the performance of such Party’s obligations under this Agreement, including, but not limited to, any of the following events:

(a) acts of God or acts of providence that result in a shutdown, failure, incapacity or reduced capacity of the facilities associated with the performance of this Agreement, including epidemics, landslides, hurricanes, floods, washouts, fires, lightning, earthquakes, storm warnings, perils of the sea, extreme heat or extreme cold, and other adverse weather conditions and threats of any of the foregoing, and whether preceded by, concurrent with, or followed by acts or omissions of any human agency (other than the affected Party’s employees or contractors, or the affected Party’s vendors or suppliers who are under the reasonable control of the affected Party), whether foreseeable or not;

(b) acts or omissions of Governmental Entities not resulting from any breach of this Agreement or failure to comply with applicable Law or Permits by the Party claiming to be affected by such event (or its Affiliates);

(c) acts of civil disorder including acts of sabotage, acts of the public enemy, acts of war (declared or undeclared), blockades, insurrections, riots, mass protests or demonstrations or threats of any of the foregoing, and police action in connection with or in reaction to any such act of civil disorder;

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(d) acts of industrial disorder, including strikes, lockouts, picketing and threats of any of the foregoing, when any such act of industrial disorder directly or indirectly results in the inability of the affected Party to perform its obligations under this Agreement, regardless of whether the settlement of any labor dispute to prevent or end any such act of industrial disorder is within the sole discretion of the Party involved in such labor dispute;

(e) failure of any suppliers to supply materials to the affected Party, including the failure of any electric energy provider, such as a public electric utility, to supply electric energy to the affected Party, except to the extent resulting from the affected Party’s breach or default under, or failure to pay amounts due pursuant to, the applicable agreement with such Third Party; and

(f) failures of equipment, except to the extent resulting from the affected Party’s failure to maintain, repair or operate such equipment in accordance with this Agreement or the applicable SLA;

provided that, in each case, such event materially impacts the assets or operations required for the applicable Party’s performance under this Agreement and is not under or within the reasonable control of the Party (or its Affiliates) claiming to be affected by such event; provided, further, that no Force Majeure shall be deemed to exist to the extent the applicable event results from such Party’s breach of this Agreement or failure to comply with applicable Law or Permits.

Force Majeure shall not include (i) lack of funds, (ii) any voluntary sale, transfer or encumbrance by the affected Party, to the extent such action causes the claimed inability to perform, or (iii) the affected Party’s failure to maintain or timely renew any Permit, license, access right or other right within such Party’s reasonable control and required for its performance under this Agreement.

“Governmental Entity” shall mean any national, state, municipal, local, supranational or foreign government or any court or other tribunal of competent jurisdiction, regulatory or administrative authority, arbitral body (public or private), agency or commission or other national, state, local, supranational or foreign governmental authority or instrumentality (excluding any state-owned enterprise or similar entity).

“Guadalajara Lease” shall mean that certain lease, dated as of [•], by and between Parque de Tecnología Electrónica, S.A. de C.V., as landlord, and FLEXTRONICS PLASTICS, S.A. DE C.V., as tenant, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Hazardous Material” shall mean (a) any petroleum or petroleum products, radioactive materials, radon, asbestos or asbestos-containing materials in any form, lead-based paint, urea formaldehyde, foam insulation, per- and polyfluoroalkyl substances or polychlorinated biphenyls; or (b) any chemicals, materials, substances, compounds, mixtures, products or byproducts, biological agents, pollutants, contaminants or wastes (or combination thereof) that are now or hereafter become listed, defined or characterized as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “special waste,” “toxic substances,” “pollutants,” “contaminants,” “toxic,” “dangerous,” “corrosive,” “flammable,” “reactive,” “radioactive,” or words of similar import under any Environmental Law.

B-4

“Indemnified Party” shall have the meaning set forth in Section 9.03(a).

“Indemnifying Party” shall have the meaning set forth in Section 9.03(a).

“Intellectual Property” shall have the meaning set forth in the Separation Agreement.

“Intentional Misconduct” means an act or omission of a Person that is (a) in breach of this Agreement; and (b) intended to cause the consequences such act or omission would have on the rights, business, operations, property, health or safety of another Person. “Intentional Misconduct” shall include:

(i)	any intentional full or partial shutdown or full or partial slowdown of a Facility by a Party, in each case, in breach of this Agreement and undertaken with such specific intent; and

(ii)	fraud.

“Intentionally Omitted Services” shall mean those Services set forth on Schedule B.

“Judgment” shall mean any judgment, injunction, ruling, award, order, determination, decree or writ of any Governmental Entity, arbitrator or arbitral tribunal.

“Law” shall mean any national, state, local, supranational or foreign law, act, statute, code (including the Code), order, ordinance, common law, rule, ruling, regulation, writ, award, Judgment, injunction, decree or treaty (including any Tax treaty), in each case promulgated by a Governmental Entity.

“Liability” or “Liabilities” shall mean any and all indebtedness, liabilities, guarantees, assurances, commitments and obligations of any kind or nature, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, reflected on a balance sheet or otherwise, whenever or however arising, including, but not limited to, those arising under any Law or Judgment, Contract or tort based on negligence or strict liability.

“Losses” shall mean all losses, Liabilities, claims, fines, deficiencies, damages, payments (including those arising out of any settlement or Judgment relating to any Action), interest, obligations, penalties, fees and costs and expenses of any kind (including reasonable accountants’ and attorneys’ fees and disbursements incurred in the defense thereof).

“Maintenance Expenditure” shall mean any expenditure including capital expenditures for renewal, replacement, rehabilitation, unplanned maintenance or refurbishment associated with a Service Asset and which is reasonably necessary to keep the Service Asset operating properly, maintain it, and keep it within regulatory operating compliance so as to ensure that Provider can continue providing the level, nature or manner of Service required under any applicable SLA(s).

B-5

“Mexican Law” shall mean any applicable provision of the Constitution of the United Mexican States, any treaty in force in Mexico, any applicable federal law of Mexico or state or municipal law, code, regulation, rule, decree, ordinance, tariff, mandatory Mexican Official Standard, Judgment, injunction, order or other binding legal requirement issued or enacted by a competent Governmental Entity in Mexico, including the applicable laws of the State of Jalisco and the municipality in which the Site is located.

“Monthly Costs” shall mean, with respect to any Service for any month, the amounts payable by Recipient for such Service as set forth in or determined in accordance with the applicable SLA.

“Non-Defaulting Party” shall have the meaning provided in Section 6.02(a).

“Ordinary Course of Business” shall mean an action taken by a Person in the ordinary course of the normal day-to-day operations of such Person.

“Party” or “Parties” shall have the meanings set forth in the Preamble.

“Permit Holder” shall have the meaning provided in Section 11.01(a).

“Permits” shall mean permits, approvals, authorizations, consents, licenses, registrations, exemptions, concessions or certificates issued by any Governmental Entity.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Prime Rate” shall mean, for any day, the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the “bank prime loan” rate then published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15 entitled “Selected Interest Rates” or any successor publication or, if such rate is no longer published therein, any successor or substantially similar rate published by the Federal Reserve Board. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Rata Share” shall mean with respect to a Service, on any date of determination, a fraction (a) the numerator of which is the level or quantity of such Service consumed or used by Recipient at the Site during the period commencing on the later of (i) the date that is twelve (12) months prior to such date of determination and (ii) the applicable Effective Date, and ending on such date of determination, and (b) the denominator of which is the sum of the level or quantity of such Service consumed or used by all processes (including those of Recipient, Provider and any applicable Third Party) at the Site during such period.

“Provider” shall have the meaning set forth in the Preamble.

“Provider’s Facility” shall mean the land and/or premises owned, licensed, occupied, sub-leased or leased by Provider at the Site (excluding Recipient’s Facility) together with the assets owned by Provider at the Site.

B-6

“Reasonable and Prudent Operator” shall mean, with respect to any Service, a Person that (a) to the extent such Service was historically provided at the Site, performs such Service in a manner generally consistent with historical practice with respect to such Service at the Site and (b) to the extent such Service was not historically provided at the Site, exercises the degree of skill, diligence, prudence and foresight reasonably and ordinarily expected of a skilled and experienced provider of services of the same or similar nature under the same or similar circumstances, and, in each case, applies a standard of care no less than that generally applied by Provider in the conduct of its own internal operations.

“Recipient” shall have the meaning set forth in the Preamble.

“Recipient’s Facility” shall mean the premises leased to Recipient under the Guadalajara Lease, together with the assets owned by Recipient and located at such premises and the access, easement, use and other rights granted to Recipient under the Guadalajara Lease that are necessary for Recipient’s occupancy and operations at such premises.

“Release” shall mean any release, spill, emission, discharge, escaping, leaking, pumping, dumping, injection, deposit, disposal, dispersal, leaching or migration or any other release into the indoor or outdoor environment (including ambient air, soil, subsoil, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Material through or in the air, soil, subsoil, surface water, groundwater or property.

“Remediation” means any and all actions required under Environmental Law to: (a) cleanup, remove, treat, restore, contain, abate or remediate Hazardous Materials in the indoor or outdoor environment; (b) prevent or minimize the Release or threatened Release of Hazardous Materials (including by way of vapor intrusion) so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (c) perform pre-remedial studies, investigations, restoration and post-remedial monitoring studies or post-cleanup care; or (d) respond to requests of any Governmental Entity for information or documents in any way relating to the investigation, monitoring, cleanup, removal, treatment or remediation or potential investigation, monitoring, cleanup, removal, treatment or remediation of Hazardous Materials in the indoor or outdoor environment.

“Required Notice Period” shall mean, with respect to a termination of a Service by Recipient pursuant to Section 6.01, the notice period specified in the applicable SLA or, if no such period is specified, six (6) months. Provider shall have no voluntary termination right pursuant to Section 6.01 unless the applicable SLA expressly provides such a right, in which case the “Required Notice Period” applicable to Provider shall be the notice period expressly specified therein.

“Response Action” shall mean any investigation, remediation or other response action addressing a Release.

“Sales Taxes” shall mean all sales, use, value added, consumption, service, goods and services, excise or similar Taxes, however denominated and any duties, imposts, charges, fees or other levies of whatever nature assessed on the provision of the Services, including any interest and any penalties, fines, additions to tax or additional interest related thereto. Sales Taxes shall not include any income-based Taxes measured by or imposed on Provider’s net income.

B-7

“Service” shall have the meaning provided in Section 2.01(a).

“Service Asset” shall mean, on any date of determination, any asset located at or appurtenant to the Facility and used by Provider on such date to provide a Service to Recipient, including all equipment, fixtures, physical facilities, machinery, inventory, spare parts, supplies, tools and other tangible personal property.

“Service Coordinator” shall have the meaning provided in Section 10.02.

“Service Fees and Expenses” shall have the meaning provided in Section 3.02.

“Service Term” shall have the meaning provided in Section 2.02(b).

“Services-Related Response Action” shall mean a Response Action required to be performed as a result of any matter for which indemnification is required under Section 9.02 of this Agreement.

“Shared Permit” shall have the meaning provided in Section 11.01(a).

“Signing Date” shall have the meaning set forth in the Preamble.

“Site” shall mean the Guadalajara North campus located at Carretera Base Aérea, Zapopan, Jalisco, Mexico, where the Facilities are located.

“SLA” shall mean, for any Service, the relevant document in Schedule A which describes in detail such Service and the specific terms relating thereto, including, as applicable, the Specifications, service levels, Service Term, Monthly Costs and applicable costing method.

“Specification” shall mean the specifications or scope of the Service stated in the relevant section of the applicable SLAs, as those Specifications may be amended from time to time either in accordance with the terms of the relevant Section of such SLAs or by agreement in writing between the Parties.

“Taxes” shall mean all taxes of any kind, and all duties, assessments, levies, impost or other like governmental charges in the nature of a tax, including any federal, state, local or foreign income, estimated, sales, use, ad valorem, receipts, value added, franchise, goods and services, profits, license, withholding, payroll, employment, unemployment, excise, premium, property, customs duty, net worth, capital gains, transfer, stamp, documentary, social security (or similar), disability, excise, severance, stamp, environmental, alternative or add-on minimum, or occupation taxes or de-grouping charges, whether or not disputed, together with all interest, penalties and additions imposed with respect to such amounts.

“Taxing Authority” shall mean any Governmental Entity responsible for the administration, determination, collection, assessment or imposition of any Tax.

B-8

“Term of this Agreement” shall have the meaning set forth in Section 2.02(a).

“Third Party” shall mean a Person who is not a Party or an Affiliate of a Party.

“Third Party Claim” shall have the meaning provided in Section 9.03(a).

“VAT” shall mean any value-added, excise, sales, use, goods and services or similar Taxes (including any tax imposed in compliance with the European Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and legislation and regulations supplemental thereto) wherever imposed, together with any interest, penalties and additions imposed with respect thereto.

“Willful Breach” shall mean a material breach of any covenant or agreement set forth in this Agreement that is the consequence of an action or failure to act by a Party that such Party intentionally takes or intentionally fails to take with actual knowledge that such action or failure to act would cause such material breach.

ARTICLE II

SERVICES PROVIDED

Section 2.01 Scope of Service; Standard of Care.

(a) Services Provided. Upon the terms and subject to the conditions set forth in this Agreement, Provider shall provide, or cause to be provided, to Recipient the services set forth in the SLA (each, a “Service,” and, collectively, the “Services”). Each Service shall be covered by and described in more detail in an SLA attached to and made part of this Agreement, which shall set forth, as applicable, the Specifications, service levels, Service Term, Monthly Costs and applicable costing method. Additional services may be requested and added in accordance with Section 2.01(g)(iii).

(b) Requests for Increase in Service Level under the SLA. In no event shall Recipient be entitled to any increase to the level of Service (including for purposes of expansion of Recipient’s Facility) set forth in the SLA without obtaining the prior written consent of Provider, which consent shall not be unreasonably withheld, conditioned or delayed.

(c) Curtailment of Supply. In the event that any Service is not available at the anticipated levels for any reason (including any failure, delay, deficiency or shortfall in performance by Provider in connection with such Service or any Force Majeure), Provider shall apply any necessary curtailment in good faith and on an equitable basis so as to avoid adversely impacting Recipient’s operations relative to any other operations at the Site receiving the same Service, including, to the extent applicable, Provider’s own operations. Provider shall use commercially reasonable efforts to reduce, eliminate or mitigate the source or cause of any such curtailment; provided that neither Provider nor any of its Affiliates shall be required to commence or prosecute any Action against any Person in connection therewith. To the extent reasonably practicable, Provider shall provide Recipient with advance notice of any impending curtailment, and the Parties shall reasonably cooperate to avoid or mitigate the effects of such curtailment in a commercially reasonable manner.

B-9

(d) Standard of Care. Subject to the provisions of Article XI and except as otherwise expressly set forth in the applicable SLA, Provider shall perform the Services in a manner generally consistent with, and with the same standard of care as, that of a Reasonable and Prudent Operator, in each case, in accordance with applicable Law and Permits. Except as otherwise expressly set forth in the applicable SLA, and to the extent applicable, Provider shall provide each Service substantially in the same manner and at substantially the same service level as immediately prior to the Distribution. Nothing in this Agreement shall require Provider to favor the business of Recipient over Provider’s own businesses or those of any of Provider’s Affiliates, including any subsidiaries or divisions; provided that the foregoing shall not permit Provider to prioritize its own operations (or those of its Affiliates) over Recipient’s operations in a manner inconsistent with this Agreement or the applicable SLA. Except as otherwise expressly provided in an applicable SLA or Section 2.04, Provider shall not be required to expand the scope of any Service or undertake any new capital project solely for Recipient.

(e) Changes. Without limiting Section 2.03 and Section 2.04, in the event that a Party desires a Change, such Party shall deliver a Change Request to the other Party’s Contract Manager. No Party shall be entitled to any Change without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed; provided that any request for an Additional Service shall be governed by Section 2.01(g)(iii). The timing for the Parties’ approval or rejection of such Change Requests shall be within a commercially reasonable time period under the circumstances; provided, however, that, with respect to any Change Request required by Law, such period shall be sufficient to meet any applicable deadlines or requirements imposed by Law, provided that the requesting Party has given the other Party reasonable advance notice thereof. If a Change Request is approved, any resulting adjustment to the Monthly Costs or the methodology for determining the Monthly Costs for the affected Service, or any one-time charges or expenses arising from such Change, shall be determined in accordance with the applicable SLA or, to the extent not addressed therein, agreed by the Parties in connection with such Change Request and reflected in an amendment to the applicable SLA. Recipient shall be responsible for any such adjustment, charge or expense so determined or agreed.

(f) Specifications. Without otherwise limiting this Agreement, Section 2.01(d) and Section 2.01(g), Provider shall provide each Service indicated in an SLA to Recipient according to the specific scope and in the scale and description set forth in the SLA, subject to the limitations set forth in such SLA (including as to scope, scale and description). Except as otherwise set forth herein, Recipient shall not be entitled to receive any service, nor shall Recipient be required to purchase or to accept any service, different from that set forth in the respective SLA or as otherwise agreed in writing between the Parties.

(g) Cooperation.

(i) The Parties shall cooperate and use commercially reasonable efforts to obtain all consents from Third Parties that are required in order for Provider to provide the Services to Recipient; provided, however, that Consent Costs shall be borne as expressly provided in the applicable SLA, or, if the applicable SLA does not address such costs, (A) by Provider to the extent such Consent Costs are necessary to provide the applicable Service at the scope and service level then required under the applicable SLA, (B) by Recipient to the extent such Consent Costs arise solely from a Recipient-requested

B-10

increase in Service, Change or Additional Service, and (C) otherwise, allocated between the Parties on a reasonable basis to the extent attributable to their respective operations or requested changes. Neither Party shall incur or agree to pay any Consent Cost for which the other Party is responsible under this Agreement without such other Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that a Third Party consent cannot be entered into or obtained, the Parties shall cooperate and use their respective commercially reasonable efforts to arrange for alternative methods of delivering such Services.

(ii) Each Party shall use commercially reasonable efforts to cooperate with the other Party with respect to the Services, including to minimize the expense, distraction and disturbance to the other Party in connection therewith. Such cooperation shall include: (1) commercially reasonable efforts to execute and deliver such further instruments or documents as may be reasonably requested by the other Party and reasonably necessary to enable such other Party to perform its obligations with respect to the provision or receipt of the Services hereunder, and (2) subject to Section 2.03, commercially reasonable efforts to notify the other Party in advance of any changes to its operating environment or personnel that materially impact, or would reasonably be expected to materially impact, the provision or receipt of any Service, and commercially reasonable efforts to work with the other Party in good faith to minimize the adverse effects of any such changes on the Services.

(iii) Additional Services. Recipient may from time to time request that Provider provide a service not then included in an SLA (an “Additional Service”). Provider shall consider any such request in good faith and shall respond within a commercially reasonable time. Provider shall not be obligated to provide any Additional Service unless the Parties agree in writing on the scope, term and pricing of such Additional Service. If Provider declines the request, or the Parties do not agree on such terms within a commercially reasonable time, Recipient may obtain the requested service from a Third Party, and Provider shall provide commercially reasonable cooperation to facilitate the provision of such service by the Third Party, including reasonable access to those portions of the Site within Provider’s control as reasonably necessary for such purpose. Any such access shall be subject to the applicable access and use requirements set forth in Sections 2.05(c) and (d). Any reasonable, documented out-of-pocket costs incurred by Provider in providing such cooperation shall be borne by Recipient. Such cooperation shall not require Provider to undertake a new capital project, grant any right to occupy or use the Site beyond the access contemplated by this Section, or materially disrupt its operations. If the Parties agree to add an Additional Service, such Additional Service shall be documented in a new SLA added to Schedule A or an amendment to an existing SLA, in each case setting forth its scope, term and applicable pricing terms. Upon execution of the applicable SLA or amendment, such Additional Service shall be deemed a Service for purposes of this Agreement. An Intentionally Omitted Service may be added as a Service under this Agreement only if the Parties expressly agree in writing and amend Schedule B accordingly.

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Section 2.02 Term.

(a) Term of Agreement. This Agreement shall become effective on the Signing Date and shall remain in effect until the earlier of: (i) the expiration or termination of all Services as provided in this Agreement or the relevant SLAs and (ii) termination of this Agreement by either Party pursuant to Article VI hereof (the “Term of this Agreement”).

(b) Service Term. The term of each Service shall commence on the Effective Date specified in the applicable SLA and shall continue until the earliest of: (i) the expiration of such Service as provided in the applicable SLA, as such expiration may be extended pursuant to Section 6.03(b), or the earlier termination of such Service as provided in the applicable SLA; (ii) termination of such Service by either Party pursuant to Article VI hereof; and (iii) the expiration or termination of this Agreement (the “Service Term”).

Section 2.03 Change in Operations and Facility Expansions.

(a) Changes by Provider. Provider shall, to the extent reasonably practicable, provide prior written notice to Recipient prior to making any material change or modification in the operation of Provider’s Facility (including any expansion) that would be reasonably likely to: (i) materially and adversely affect Provider’s ability to provide any Service (prior to the termination of such Service hereunder), (ii) materially and adversely affect Recipient’s ability to receive any Service (prior to the termination of such Service hereunder), (iii) result in any material breach of any applicable Law (or of any Permit) relating to the provision or receipt of any Service or (iv) require any material adverse change in any Permit applicable to Recipient in connection with its receipt of any Service; provided that if Provider wishes to make any such changes, modifications or expansions, it shall notify Recipient, and, unless such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Provider shall not, in the case of the foregoing items (i) through (iv), without Recipient’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), make any such changes, modifications or expansions until Provider has taken such steps to reasonably ensure that the changes, modifications or expansions do not result in the foregoing items (i) through (iv); provided, further, that in the event that any such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Provider shall cooperate in good faith with Recipient to use reasonable best efforts to minimize the adverse effect of such changes, modifications or expansions on Recipient’s receipt of the affected Services and, for the avoidance of doubt, Recipient’s prior written consent shall not be required.

(b) Changes by Recipient. Recipient shall, to the extent reasonably practicable, consult with Provider prior to making any material change or modification in the operation of Recipient’s Facility (including any expansion of capacity) that would be reasonably likely to: (i) materially increase Recipient’s demand for any Service; (ii) materially and adversely affect Recipient’s ability to receive any Service (prior to the termination of such Service hereunder); (iii) materially and adversely affect Provider’s ability to provide any Service (prior to the termination of such Service hereunder); (iv) result in any material breach of any applicable Law (or of any Permit) relating to the provision or receipt of any Service; or (v) require any material adverse change in any Permit applicable to Provider in connection with its provision of any Service; provided that if Recipient wishes to make any such changes, modifications or

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expansions, it shall notify Provider, and, unless such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, it shall not, in the case of the foregoing items (i) through (v), without Provider’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), make any such changes, modifications or expansions until it has taken such steps to reasonably ensure that the changes, modifications or expansions do not result in the foregoing items (i) through (v); provided, further, that in the event that any such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Recipient shall cooperate in good faith with Provider to use reasonable best efforts to minimize the adverse effect of such changes, modifications or expansions on Provider’s provision of the affected Services. Notwithstanding the foregoing, any request by Recipient for an increase in the level of any Service shall also be governed by Section 2.01(b).

Section 2.04 Maintenance Expenditures The Parties recognize that, in the Ordinary Course of Business, operation of the Service Assets will require the incurrence of a certain level of Maintenance Expenditures. Provider shall determine in its reasonable discretion the amount of Maintenance Expenditures that are required to keep the Service Assets operating properly, maintained, and within regulatory operating compliance, and will consult with and consider in good faith any requests from Recipient regarding the foregoing.

Before incurring any non-emergency Maintenance Expenditure for which Provider intends to seek reimbursement from Recipient, Provider shall provide Recipient with reasonable prior written notice describing (i) the proposed work, (ii) the reason such work is necessary, (iii) the estimated cost and anticipated schedule, (iv) any quotes then obtained from Third Parties, and (v) the proposed allocation of such cost among Recipient, Provider and any other users of the applicable Service Asset.

Provider shall fund such Maintenance Expenditures; provided that, except to the extent included in the Monthly Costs or otherwise addressed in the applicable SLA, Recipient shall reimburse Provider for Recipient’s allocable share of such Maintenance Expenditures, determined using the allocation methodology set forth in the applicable SLA for the affected Service or, if no such methodology is specified, Recipient’s Pro Rata Share. Provider shall provide reasonable supporting documentation for any amount to be reimbursed by Recipient, including, as applicable, Third-Party invoices and the calculation of Recipient’s allocable share. Recipient may review and dispute any such reimbursable amount in accordance with Section 5.01(b), Section 3.03 and Section 10.03. To the extent Recipient’s reimbursement includes a Third-Party cost, Recipient shall not be required to reimburse such Third-Party cost until Provider has actually paid it and delivered reasonable evidence of payment.

If Recipient’s allocable share of Maintenance Expenditures for the affected Service, whether individually or in the aggregate during any Calendar Year, would be material in relation to the affected Service, such share shall be reimbursable only with Recipient’s prior written consent. Notwithstanding the foregoing, such consent shall not be required in the case of an emergency requiring immediate action where obtaining such consent is not reasonably practicable. In such case, Provider shall promptly, and in any event no later than three (3) Business Days after incurring such Maintenance Expenditure, provide Recipient with written notice describing the nature of the

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emergency, the action taken, the amount of such Maintenance Expenditure and the basis for determining Recipient’s allocable share thereof, and any such Maintenance Expenditure shall be limited to amounts reasonably necessary to respond to the immediate emergency condition. Recipient may dispute the amount or allocation of any such Maintenance Expenditure in accordance with Section 3.03. No Maintenance Expenditure shall be recovered more than once.

Unless otherwise expressly provided in the applicable SLA, if a Maintenance Expenditure constitutes a capital expenditure for an asset that will remain owned by Provider or another Person after termination of the applicable Service, Recipient shall be responsible only for its allocable share of the portion of such capital expenditure amortized on a straight-line basis over the useful life of the applicable improvement during the remaining Service Term. No return on capital, financing charge, profit or markup shall apply to such capital expenditure unless expressly agreed in the applicable SLA. Notwithstanding anything to the contrary in this Section 2.04 or an applicable SLA, Recipient shall not be required to reimburse any Maintenance Expenditure under this Agreement or an applicable SLA to the extent the Guadalajara Lease allocates the underlying maintenance, repair, replacement, capital expenditure or other property-level cost to the landlord thereunder. Nothing in this Section 2.04 shall modify or affect the rights or obligations of any Person under the Guadalajara Lease.

Section 2.05 Provider Personnel; Access.

(a) In providing the Services, Provider, as it deems necessary or appropriate in its reasonable discretion, may use the personnel and resources of Provider.

(b) Subject to Section 2.06, to the extent reasonably necessary in connection with the provision or receipt of the Services and during the time in which the Services are provided, (i) each Party’s personnel shall be permitted reasonable and timely access during normal business hours to such portions of the other Party’s Facility as are reasonably necessary to observe the other Party’s activities as such activities relate to the Services provided hereunder and (ii) Recipient shall provide Provider personnel (including personnel of any of Provider’s Affiliates, agents or contractors) with reasonable and timely access during normal business hours (except in the event of an emergency) to such portions of Recipient’s Facility, and to such office space, equipment, information, premises, real property, personnel, power, telecommunications systems and circuits, computer systems and other areas and resources therein, in each case, as are reasonably necessary for Provider to perform the applicable Services, including, without limitation, reasonable ingress thereto and egress therefrom and Provider’s installation or repair of any pipes, distribution lines or meters.

(c) In connection with any access to the Site or the other Party’s Facility permitted or required under this Agreement, each Party shall, and shall cause its Affiliates, agents and contractors and their respective personnel to, follow, in all material respects, all bona fide and generally applicable rules, policies and procedures governing access to and use of the Site or such Facility (including applicable EH&S Policies), in each case to the extent communicated to such Party in writing in advance. Any such access shall be subject to applicable Law and Permits and, without otherwise limiting the Parties’ obligations under this Agreement, any applicable restrictions under agreements with Third Parties governing access to or use of the Site or such Facility. While accessing the other Party’s Facility, such personnel shall carry and display appropriate identification to the extent required by the applicable Site security or access procedures.

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(d) Each Party receiving access to the other Party’s Facility under this Agreement shall: (i) limit such access to its and its Affiliates’ personnel, agents or contractors who reasonably require such access for the purpose for which such access is permitted or required; (ii) follow, and cause its Affiliates, agents or contractors and their respective personnel to follow, all bona fide rules and procedures for use of such Facility applicable to such access, provided that such rules and procedures are communicated in advance to such Party in writing; (iii) not knowingly access, use, alter, disable or interfere with any information technology, telecommunications or other systems, networks, data or resources of the other Party, except to the extent expressly permitted by the other Party (or expressly contemplated by the applicable SLA or another written agreement between the Parties applicable to such access or use); and (iv) not intentionally damage, disrupt or impair the normal operation of such Facility. Any evidenced damage caused by a Party, its Affiliates, agents or contractors or their respective personnel in the Facility of the other Party shall be repaired to the condition prior to such damage by or on behalf of such Party, in each case, at the damaging Party’s sole cost and expense. Any information obtained in connection with access under this Agreement shall be subject to the confidentiality obligations set forth in Section 13.01.

(e) Mexican Labor and Specialized Services Requirements. Provider shall remain exclusively responsible for the direction, supervision, compensation and employment obligations of the personnel used by Provider, its Affiliates, agents and contractors in providing the Services. Provider shall not make personnel available to Recipient in any manner prohibited by applicable Mexican Law. To the extent that any Service constitutes a specialized service or the execution of specialized works under applicable Mexican labor Law, Provider shall (i) maintain in full force and effect any required registration before the Registry of Providers of Specialized Services or Specialized Works (Padrón de Prestadoras de Servicios Especializados u Obras Especializadas or “REPSE”); (ii) comply with the Administrative Order establishing the general provisions governing the registration of individuals and legal entities that provide specialized services or perform specialized works, as referred to in Article 15 of the Mexican Federal Labor Law, published in the Federal Official Gazette on May 24, 2021; (iii) submit, or cause its Affiliates, agents or contractors, as applicable, to submit, on a four-month basis, the information regarding the agreements entered into with Recipient, as required under applicable Law; (iv) ensure that the applicable SLA identifies the specialized Services to be performed and includes the legal requirements set forth in Article 15-A of the Mexican Social Security Law and Articles 13, 14 and 15 of the Mexican Federal Labor Law, including the approximate number of personnel participating in their performance and their general information; and (v) remain responsible for compliance by its contractors and subcontractors with the foregoing requirements. Nothing in this Section 2.05 shall be construed to authorize any Affiliate, agent, contractor or subcontractor to provide any Service directly to Recipient in lieu of Provider.

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Section 2.06 Operations and Laws.

(a) Subject to Article XI, each Party shall, in connection with its provision or receipt of any Service (and its performance of its obligations hereunder), (i) act as a Reasonable and Prudent Operator, (ii) comply, at its sole cost and expense, with all applicable Laws and Permits applicable to such Party’s performance hereunder and (iii) in the event such Party, including Persons acting by, through or under such Party, accesses the other Party’s Facility, comply with the applicable EH&S Policies (and other reasonable health, safety and environmental policies) of the Party whose Facility is being accessed, in each case to the extent communicated to such Party in advance; provided that, in the event of any conflict between such policies and applicable Laws or Permits, applicable Laws or Permits shall control and take precedence.

(b) Neither Party shall be required to perform any of its obligations under this Agreement to the extent that it reasonably determines that performing such obligation would violate any applicable Laws or Permit; provided, however, that the Parties shall use commercially reasonable efforts to cooperate in good faith to: (i) participate, to the extent reasonably necessary, in any proceeding affecting or relating to the Services with a Governmental Entity and (ii) identify and implement any commercially reasonable changes to the manner or method of providing or receiving an affected Service that are reasonably necessary to allow for such Service to be provided or received in compliance with applicable Laws and Permits (including, where reasonably practicable, an alternative means of providing or receiving such Service). With respect to an Essential Site Service, Provider shall not be excused from performance solely because continued performance requires Provider to obtain, maintain, renew or amend a Permit or other authorization within Provider’s reasonable control; provided that Provider shall not be required to perform in violation of applicable Mexican Law. If the existing manner of providing an Essential Site Service becomes legally prohibited, Provider shall implement, or cause to be implemented, a legally permissible alternative method of providing such Essential Site Service, to the extent reasonably practicable, so as to avoid any material interruption or material reduction in the applicable Specifications, contracted capacity or service level. Recipient shall provide reasonable cooperation in connection therewith.

Section 2.07 Risk of Loss. Risk of loss of, and, as applicable, title to, any goods or other tangible property furnished as (or part of) a Service hereunder shall pass to Recipient at the delivery point(s) specified in the applicable SLA. If no delivery point is specified therein, then the delivery point shall be the point at which such goods (or other tangible property) are delivered to or placed under the control of Recipient or its designee. Before the delivery point, Provider shall bear the risk of loss of such goods (or other tangible property), except to the extent any Losses actually result from Recipient’s Willful Breach of this Agreement, gross negligence or Intentional Misconduct, in which case such Losses shall be borne by Recipient. From and after the delivery point, risk of loss of such goods (or other tangible property) shall be borne by Recipient, except to the extent any Losses actually result from Provider’s Willful Breach of this Agreement, gross negligence or Intentional Misconduct, in which case Provider shall bear such Losses.

Section 2.08 Insurance. During the Term of this Agreement, each Party shall maintain customary insurance appropriate to its activities under this Agreement, including, as applicable, commercial general liability, workers’ compensation (or local equivalent), automobile liability and cyber liability insurance. Any additional Site-specific insurance requirement shall be set forth in the applicable SLA. Upon reasonable request, a Party shall provide evidence of the required coverage.

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Section 2.09 Migration From Services.

(a) Planning for Migration. Upon the giving of notice of termination of an SLA or, if permitted under the relevant SLA, a separable and distinct portion of the Service under an SLA, or, in the case of the scheduled expiration of an SLA, upon Recipient’s reasonable request made not more than ninety (90) days prior to such expiration, the Parties shall work together in good faith and use commercially reasonable efforts to facilitate an orderly termination or expiration of, and transition away from the providing and receiving of, the applicable Service (or portion thereof). At Recipient’s reasonable request, the Parties shall develop a written transition plan identifying the material phases and milestones, the expected involvement of each Party, known service dependencies and other material transition activities. Provider shall provide the transition assistance described in Section 2.09(b) during the period commencing upon such notice or request and ending ninety (90) days following the effective date of such termination or expiration, unless a different period is set forth in the applicable SLA or otherwise agreed in writing by the Parties.

(b) Provider Transition Assistance. Unless otherwise agreed in writing between the Parties or as specifically set forth in the applicable SLA, Provider shall, to the extent reasonably necessary to facilitate such transition: (1) disclose reasonable information regarding the scope, nature, processes and manner of providing the applicable Service, as then provided; (2) furnish, to the extent then available, records and data relating to Recipient’s receipt of the applicable Service that have been retained by Provider, in accordance with its ordinary records retention policies, in the format and media in which Provider then maintains such data and records; (3) make personnel with relevant knowledge of the applicable Service reasonably available for knowledge transfer and to assist with transition planning and coordination; (4) provide Recipient and its replacement service provider with reasonable access to systems, tools and interfaces used in providing the applicable Service, solely to the extent reasonably necessary to facilitate the transition and subject to the applicable access, use and confidentiality requirements of this Agreement, including Sections 2.05(c) and (d) hereof; and (5) provide such other commercially reasonable cooperation as may be reasonably necessary to facilitate the transition of the applicable Service.

(c) Transition Cost. Except to the extent included in the Monthly Costs or otherwise provided in the relevant SLA, any reasonable, documented costs incurred by Provider in providing the transition assistance described in Section 2.09(b) shall be borne by Recipient; provided that, if Recipient terminates the applicable Service or SLA pursuant to Section 6.02(a) as a result of Provider’s uncured material breach, Provider shall bear such costs.

ARTICLE III

COMPENSATION; INVOICING; AUDITS

Section 3.01 Consideration; Taxes

(a) Monthly Costs. As consideration for Provider providing the Services to Recipient in accordance with this Agreement, Recipient shall pay (or cause to be paid) to Provider, in accordance with this Article III and the applicable SLA, (i) the Monthly Costs applicable to each Service, as set forth in or determined in accordance with the applicable SLA, and (ii) any other amounts expressly payable by Recipient under this Agreement or the applicable

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SLA. To the extent the applicable SLA provides that the Monthly Costs for a Service are based on the actual costs attributable to providing such Service, such Monthly Costs shall include only reasonable, documented costs directly attributable to such Service and, with respect to any cost attributable in part to such Service and in part to other activities, the portion thereof reasonably allocable to such Service in accordance with the allocation methodology set forth in the applicable SLA. No amount shall be recovered more than once, and no profit or markup shall be included in the Monthly Costs unless expressly provided in the applicable SLA.

(b) Taxes.

(i) All amounts payable under or in connection with this Agreement, in particular the Monthly Costs referred to in Section 3.01(a) for the Services, are exclusive of any Sales Taxes and VAT.

(ii) Where a payment under or in connection with this Agreement constitutes the consideration for a supply (or the equivalent) for VAT purposes, or in case a supply or service under or in connection with this Agreement is subject to VAT, then each Party shall pay to the relevant Taxing Authority VAT in an amount owed by it as determined in accordance with applicable VAT Laws. Each Party shall issue to the respective other Party a valid VAT invoice (or the equivalent) in compliance with applicable VAT Laws in respect thereof. To the extent that a reverse charge procedure applies, the receiving Party shall not be required to pay (or cause to be paid) any amount in respect of that VAT to the other Party (but rather pay such VAT directly to the applicable Taxing Authority).

(iii) Where one Party is liable to (or to cause one of its Affiliates to) indemnify or reimburse another Party (or one of that Party’s Affiliates) under the terms of or in connection with this Agreement in respect of any amount, including any costs, charges or expenses, the indemnity or reimbursement payment will include an amount equal to any VAT on those costs, charges or expenses that is not otherwise recoverable (as demonstrated by the non-recovering Party) by the other Party (or its Affiliate) or the representative member of any VAT group of which it forms part, subject to that person or representative member using commercially reasonable efforts to recover such amount of VAT.

(iv) Recipient shall pay or reimburse Provider for any and all Sales Taxes (other than VAT, which the Parties agree shall be dealt with pursuant to Section 3.01(b)(ii) and Section 3.01(b)(iii) above) on the provision of the Services imposed on Provider (or any of its Affiliates) or which Provider shall have any obligation to collect with respect to or relating to this Agreement or the performance by Provider of its obligations hereunder. Provider shall calculate such Sales Taxes in good faith consultation with Recipient. Notwithstanding the foregoing, Recipient agrees to use commercially reasonable efforts to provide exemption certificates or other documentation where available or to make payment of Sales Taxes directly to the appropriate Taxing Authority. Notwithstanding anything to the contrary herein, Recipient shall not be responsible for any penalties or interest to the extent attributable to Provider’s failure to timely remit any Sales Taxes or VAT to the applicable Taxing Authority after receipt thereof from Recipient.

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(v) Neither Party (nor any of its Affiliates) shall deduct or withhold any Taxes from any amounts payable pursuant to this Agreement unless such deduction or withholding of Taxes is required under applicable Law. If any applicable Law requires the deduction or withholding of any Tax from any such payments then Provider or Recipient (or any of their respective Affiliates), as the case may be, shall (1) be entitled to make such deduction or withholding, (2) timely pay the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable Law and (3) provide the other Party with a receipt or other documentation evidencing such payment, including the amount paid and the applicable Taxing Authority to which payment was made. Each Party agrees to use (and to cause its Affiliates to use) reasonable efforts to furnish such forms, certificates or other documentation, upon the reasonable request of the other Party, that would reduce or eliminate such deduction or withholding, and each Party shall (and shall cause its Affiliates to) reasonably cooperate with the other Party to minimize any such deduction or withholding.

(c) Emergency Expenses. In the event of an emergency that materially interrupts, or is reasonably expected to materially interrupt, Recipient’s receipt of a Service, Provider may incur reasonable, documented expenses not included in the Monthly Costs or otherwise provided for in the applicable SLA that are reasonably necessary to prevent or mitigate such interruption or restore the affected Service; provided that, to the extent reasonably practicable under the circumstances, Provider shall obtain Recipient’s prior written consent before incurring any such expenses. If obtaining such consent is not reasonably practicable because the emergency requires immediate action, Provider may incur such expenses without prior consent, but only to the extent reasonably necessary to address the immediate consequences of such emergency on Recipient’s receipt of the affected Service.

Provider shall promptly, and in any event no later than three (3) Business Days after incurring any such expenses without Recipient’s prior written consent, provide Recipient with written notice describing the nature of the emergency, the actions taken, the amount of such expenses and the basis for determining the portion thereof attributable to Recipient. Recipient shall reimburse Provider only for the portion of such expenses reasonably attributable to Recipient’s receipt of the affected Service. Recipient may dispute the amount or allocation of any such expense in accordance with Section 3.03(b). Recipient shall not be required to reimburse any such expense until Provider has incurred the expense and delivered reasonable supporting documentation then available, including applicable Third-Party invoices or receipts and the calculation of Recipient’s allocable share.

Costs arising from Provider’s failure to perform required maintenance or comply with applicable Law or Permits shall not be reimbursable as emergency expenses under this Section 3.01(c), except to the extent expressly provided in the applicable SLA. For the avoidance of doubt, any expense that constitutes a Maintenance Expenditure shall be governed by Section 2.04. Nothing in this Section 3.01(c) is intended to alter the allocation of environmental liabilities or responsibilities under Article IX or the Separation Agreement. No emergency expense payable hereunder shall be recovered more than once.

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Section 3.02 Invoices; Mexican Tax Compliance.

(a) Invoices. Unless otherwise provided in the applicable SLA, Provider shall issue, on a monthly basis, an electronic tax invoice (Comprobante Fiscal Digital por Internet) (“CFDI”) for the Services provided in the applicable month. Each CFDI shall comply with Articles 29 and 29-A of the Mexican Federal Tax Code (Código Fiscal de la Federación) and all other requirements of applicable Mexican Law and shall include all information and tax complements (Complementos Fiscales) required thereunder, including the payment complement (Complemento de Pago), where applicable. Provider shall provide invoices for the Services provided in the applicable month no later than forty-five (45) days following the last day of such month. Invoices shall set forth the Monthly Costs, Taxes (including Sales Taxes) and any other amounts expressly payable by Recipient under this Article III or the applicable SLA (collectively, “Service Fees and Expenses”), if any, for the applicable billing period. Such invoices shall designate the amount invoiced in respect of each SLA. On a monthly basis, Provider shall designate currency conversion rates, which Provider shall reasonably determine based on the Applicable Exchange Rate, on the last day of the month in which the Service is provided.

(b) Mexican Tax Compliance. Provider represents and warrants that it is not, and has not been, included in any list published by the Mexican Tax Administration Service (Servicio de Administración Tributaria) (“SAT”) under Articles 69 or 69-B of the Mexican Federal Tax Code (Código Fiscal de la Federación). Provider shall provide to the Recipient, on a timely basis, an updated tax compliance opinion (Opinión de Cumplimiento) issued by SAT and a tax situation certificate (Constancia de Situación Fiscal). If Provider becomes listed under Article 69 or 69-B of the Mexican Federal Tax Code, the Provider shall immediately notify Recipient in writing and provide all documentation reasonably necessary to demonstrate that the Services under the applicable SLA were actually rendered. Provider shall indemnify and hold harmless Recipient from and against any Taxes, fines, surcharges, inflation adjustments, interest or other amounts that Recipient is required to pay to the extent the applicable Mexican Taxing Authority rejects the deduction or the tax credit of payments made to Provider as a result of the application of Article 69 or 69-B of the Mexican Federal Tax Code

Section 3.03 Payments; Audit.

(a) Invoice Remittance; Audit. Recipient shall pay (or cause to be paid) to Provider, on or before thirty (30) days after Recipient’s receipt of such invoice (the “Due Date”), without demand and without any deduction, set-off, withholding or abatement whatsoever (except as provided in Sections 3.01(b)(v), 3.03(b) and 3.03(e)), the full amount of Service Fees and Expenses due unless the amount due is disputed, in which event the dispute shall be resolved in accordance with the terms of Section 3.03(b). All payments hereunder shall be made by electronic funds transmission or other mutually agreeable means denominated in U.S. dollars, except as otherwise specified in the applicable SLA or required by applicable Law. Payments due on a day other than a Business Day shall be due on the next succeeding Business Day. Any undisputed payment not received by Provider on or before the date that is thirty (30) days following the Due Date shall bear interest on the unpaid amount at the Default Rate, accruing daily beginning on the thirty-first (31st) day following the Due Date through and including the date of payment. Recipient may review amounts invoiced and reimbursed pursuant to this Agreement in accordance with Section 5.01(b).

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(b) Disputed Amounts. If Recipient, acting in good faith, disputes the accuracy of all or part of any invoice, Recipient shall notify Provider’s Contract Manager promptly, and in any event no later than ninety (90) days following receipt of the invoice in question, setting forth in reasonable detail the basis for such dispute. Any objection to the amount of any invoice shall be deemed to be a Dispute hereunder subject to the provisions applicable to Disputes set forth in Section 10.03. If Recipient does not provide such notice within such ninety (90) day period, Recipient may not thereafter dispute the applicable invoice, except with respect to (i) any adjustment or credit required pursuant to Section 3.03(d), (ii) any clerical or computational error, including any error in applying an allocation methodology expressly set forth in an applicable SLA, or (iii) any overcharge or other invoicing error that could not reasonably have been identified, based on the information reasonably available to Recipient, within such ninety (90) day period.

(c) Payment Default; Discontinuation of Service. If any Service Fees and Expenses that are due and payable to Provider (other than disputed amounts that the Parties are working in good faith to resolve in accordance with Section 3.03(b)) remain unpaid following the expiration of the grace period identified in Section 3.03(a), Provider may notify Recipient in writing of such payment default in accordance with the notice provisions set forth in Section 13.05. Without limiting Recipient’s obligation to pay interest under Section 3.03(a), if Recipient has not cured such payment default within thirty (30) days after Recipient receives such notice, Provider shall have the right, in its sole and absolute discretion, to (i) suspend its provision of any Service to which such unpaid amounts relate until Recipient cures such payment default or (ii) require Recipient to make payment in advance for any Service to which such unpaid amounts relate. Notwithstanding the foregoing, Provider shall not suspend an Essential Site Service pursuant to this Section 3.03(c) except to the extent expressly permitted by the applicable SLA. Provider’s exercise of its rights under this Section 3.03(c) shall be without prejudice to its other rights and remedies under this Agreement, including its termination right under Section 6.02(b).

(d) Reconciliation. Except as otherwise provided in the applicable SLA, to the extent any Monthly Costs invoiced with respect to a Service are based on estimates, forecasts, provisional allocations or other amounts subject to adjustment, Provider shall reconcile such Monthly Costs at least annually against the amounts properly chargeable for such Service under the applicable SLA. Following completion of any such reconciliation, Provider shall issue to Recipient an invoice for any underpayment or credit Recipient for any overpayment. Recipient shall pay any such invoice in accordance with the payment terms of this Agreement, and the amount of any such credit shall be applied by Provider against any amounts next coming due and payable by Recipient to Provider under this Agreement, whether under the applicable SLA or any other SLA, until the full amount of such credit has been so applied; provided that, if no further amounts are reasonably expected to become payable by Recipient to Provider under this Agreement, Provider shall pay any remaining unapplied amount of such credit to Recipient within thirty (30) days following completion of the applicable reconciliation.

(e) No Offset. Regardless of any other rights under any agreements, neither Provider nor Recipient shall have the right to set-off the amount of any Claim (or part of any such amount) it may have under this Agreement, whether contingent or otherwise, against any amount owed by such Party to another Party, whether under this Agreement or otherwise; provided, however, that a Party may set off against amounts otherwise payable by such Party under

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this Agreement any amount owed to such Party by the other Party under this Agreement that has been (i) expressly agreed in writing by the Parties to be due and payable or (ii) finally determined to be due and payable pursuant to the dispute resolution procedures set forth in Section 10.03. For the avoidance of doubt, the application of any credit expressly provided for under this Agreement or an applicable SLA shall not constitute a set-off prohibited by this Section 3.03(e).

ARTICLE IV

INTELLECTUAL PROPERTY

Section 4.01 Intellectual Property.

(a) Intellectual Property Ownership. Subject to Section 4.01(b), nothing in this Agreement (including the performance, provision, use or receipt of the Services) will be deemed to transfer, assign or otherwise convey any right, title or interest in or to any Intellectual Property or data of one Party or its Affiliates to the other Party or its Affiliates. As of the Signing Date, neither Party intends to jointly develop any Intellectual Property under this Agreement or develop any Intellectual Property on behalf of the other under this Agreement. If the Parties at any time anticipate such development of Intellectual Property under this Agreement, the Parties shall negotiate in good faith an agreement regarding their respective Intellectual Property rights arising from such development prior to the commencement thereof.

(b) Grant of License. Subject to the terms and conditions of this Agreement, each Party, on behalf of itself and its Affiliates, hereby grants to the other Party and its Affiliates a non-exclusive, nontransferable, except pursuant to a permitted assignment of this Agreement, worldwide, royalty-free license, during the applicable Service Term and, solely to the extent necessary to complete any orderly wind-down or migration activities contemplated by this Agreement, for a reasonable period thereafter, to use the Intellectual Property, other than trademarks and other source indicators, owned by such Party or its Affiliates solely to the extent necessary for and solely for the purposes of performing obligations under this Agreement, providing, receiving or using the Services in accordance with this Agreement, or completing such wind-down or migration. The foregoing license may be sublicensed only to the receiving Party’s Affiliates and to its and their contractors, service providers, advisors and representatives who have a need to use such Intellectual Property for the purposes permitted by this Section 4.01(b) and who are subject to confidentiality and use restrictions consistent with this Agreement. Neither Party shall use the other Party’s Intellectual Property for any purpose other than as expressly permitted by this Agreement, and no rights or licenses are granted by implication, exhaustion or otherwise.

ARTICLE V

RECORDS; FORECASTS

Section 5.01 Records.

(a) Records. Each Party agrees to maintain financial, accounting and functional (including metering) records, data and other supporting documentation consistent with its practices in the Ordinary Course of Business to reflect the accuracy of invoiced quantities and amounts applicable to the Services provided under this Agreement. Each Party shall retain such data and records in accordance with its respective control policies in the Ordinary Course of Business existing from time to time.

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(b) Review of Charges. Upon reasonable prior written notice, Provider shall make available to Recipient, during normal business hours, such books, records and supporting documentation as are reasonably necessary to verify the calculation of Service Fees and Expenses. Any such review shall be conducted at Recipient’s expense, in a manner that does not unreasonably interfere with Provider’s operations and subject to the confidentiality provisions of Section 13.01. Any Dispute arising from such review shall be subject to Section 3.03(b) and resolved in accordance with Section 10.03.

Section 5.02 Annual Service Forecast. Subject to the terms of any SLA, during the Term of this Agreement, the Contract Managers (and such other representatives as they may designate) shall, at least annually and, to the extent reasonably practicable, sufficiently in advance of the commencement of each succeeding Calendar Year, discuss in good faith the anticipated scope, nature, level and quantity of Services to be provided by Provider in such succeeding Calendar Year. In connection with such discussion, Provider shall also provide Recipient with a good faith estimate of any material Maintenance Expenditures reasonably anticipated to be allocable to Recipient during such succeeding Calendar Year. If the Parties do not agree on any proposed change arising from such discussion, the applicable SLA will remain in effect in accordance with its terms. For the avoidance of doubt, no change to any Specification, Service Term, Monthly Costs or other term of an SLA shall be effective unless documented in accordance with Section 2.01(e), Section 2.01(g)(iii), or Section 13.04, as applicable.

ARTICLE VI

TERMINATION

Section 6.01 Voluntary Termination of a Service. Recipient may terminate any Service by giving Provider written notice that satisfies the Required Notice Period applicable to Recipient for such Service. Provider may voluntarily terminate a Service only to the extent expressly permitted by the applicable SLA and upon satisfaction of the Required Notice Period, if any, that applies to Provider thereunder. Unless otherwise expressly provided in the applicable SLA, termination of any Service shall be effective only on the last day of a calendar month and, subject to Section 2.01(e), each Service must be terminated in whole, and not in part. The notice of termination of any Service shall be (a) sufficiently specific as to identify the particular Service for which any such termination shall apply and (b) irrevocable upon receipt by the other Party. Termination of a Service pursuant to this Section 6.01 shall not relieve Recipient of its obligation to pay any amounts properly due with respect to such Service through the effective date of termination. Following receipt of a notice of termination from Recipient, Provider shall not be required to make any capital expenditure or enter into any new Third Party commitment attributable solely to periods following the effective date of such termination, except to the extent reasonably necessary to continue providing the applicable Service in accordance with this Agreement through such effective date. Any voluntary termination right granted to Provider in an SLA with respect to an Essential Site Service shall be subject to Recipient’s prior written consent or the availability, as of the effective date of such termination, of a substitute service reasonably equivalent in all material respects that is legally available and fully operational and, to the extent applicable to the nature of such Essential Site Service, physically connected and tested.

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Section 6.02 Early Termination.

(a) Default. Subject to the terms of Article XII, and except for a payment default (which shall be governed by Section 6.02(b)), if a Party (the “Defaulting Party”) shall fail to perform or defaults in any material respect in the performance of any of its obligations under this Agreement or an applicable SLA, the other Party (the “Non-Defaulting Party”) may give written notice to the Defaulting Party specifying the nature of such failure or default and stating that the Non-Defaulting Party intends to terminate the applicable Service or applicable SLA if such failure or default is not cured within thirty (30) days following receipt of such notice. If such failure or default cannot reasonably be cured within such thirty (30)-day period, the cure period shall be extended for such time as reasonably necessary to complete the cure, provided that the Defaulting Party commences such cure within the initial thirty (30)-day period and diligently pursues the same to completion. If such failure or default is not cured within the applicable cure period, the Non-Defaulting Party may terminate the applicable Service or applicable SLA upon written notice to the Defaulting Party. Any termination pursuant to this Section 6.02(a) shall be without prejudice to any other remedy that may be available to the Non-Defaulting Party.

(b) Payment Default. If Recipient fails to cure a payment default in accordance with Section 3.03(c) hereof, Provider may terminate, upon written notice to Recipient, the applicable Service or applicable SLA to which such payment default relates. Provider’s exercise of such termination right shall be without prejudice to its other rights and remedies under this Agreement.

(c) Other Termination Rights. In addition to any other rights or remedies of the Parties under this Agreement, either Provider or Recipient may, to the extent permitted by Law, terminate this Agreement with immediate effect upon written notice to the other Party upon the occurrence of any of the following events:

(i) the admitted insolvency of such other Party;

(ii) the institution by such other Party of any voluntary proceeding in bankruptcy, insolvency, moratorium, receivership, winding-up, dissolution or reorganization, or the institution of any such involuntary proceeding against such other Party that is not dismissed or stayed within sixty (60) days; or

(iii) if, in connection with the performance of this Agreement, such other Party violates the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 or any other applicable anti-bribery, anti-corruption, anti-money laundering or sanctions Laws of any jurisdiction, in each case, that would reasonably be expected to expose the terminating Party (or any of its Affiliates) to material legal or regulatory liability.

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(d) Loss of Site Rights. Provider shall not voluntarily relinquish or permit the expiration or termination of any ownership, leasehold, license, access or other right within Provider’s control that is necessary to provide an Essential Site Service unless, before such relinquishment, expiration or termination becomes effective, Provider has made commercially reasonable arrangements to preserve the continued lawful provision of such Essential Site Service. Subject to the foregoing and unless an SLA expressly provides otherwise, if either Party ceases to have any legal right (whether by ownership, leasehold, license or otherwise) necessary to occupy or operate the applicable Facility and, as a result, the continued provision or receipt of a Service is no longer legally permissible (or reasonably practicable), such Service or applicable SLA (as applicable) shall terminate as of the date that such legal right ceases; provided that no such termination shall occur solely as a result of any assignment or transfer permitted under Section 13.02 to a Person that has the legal rights necessary to occupy or operate the applicable Facility and assumes the applicable obligations hereunder.

Section 6.03 Effect of Termination.

(a) Cessation. Recipient specifically agrees and acknowledges that all obligations of Provider to provide each respective Service shall immediately cease upon the expiration or earlier termination of the Service Term for such Service. Provider shall have no obligation to recommence the provision of any Service to Recipient once any Service terminates under this Agreement. Further, upon the cessation of Provider’s obligation to provide any Service under this Agreement or the applicable SLA, Recipient shall immediately cease using, directly or indirectly, such Service (including any and all Provider software or third-party software provided through Provider and computer systems or equipment). Subject to the terms of any SLA, if Recipient continues to use any Service beyond such date, Recipient shall be responsible to Provider for such continued use, including any Third Party costs incurred by Provider as a result thereof, to the extent not otherwise included in the charges described below. For the first ten (10) days following such date, the charges for such continued use shall equal the Service Fees and Expenses that would have been payable for such Service had the applicable Service Term continued. Thereafter, the charges for such continued use shall equal one hundred ten percent (110%) of the Monthly Costs that would have been payable for such Service had the applicable Service Term continued, plus any other Service Fees and Expenses attributable to such continued use. The foregoing shall not apply during any extension period pursuant to Section 6.03(b), and the charges during any such extension period shall instead be determined in accordance therewith.

(b) Exit Support; Service Extensions. Unless otherwise expressly provided in the applicable SLA, if Recipient reasonably determines that it will require an Essential Site Service, or another Service expressly designated in the applicable SLA as eligible for extension under this Section 6.03(b), to continue beyond the expiration of the then-current Service Term, Recipient may, by written notice to Provider delivered at least thirty (30) days prior to such expiration, extend the Service Term for an additional period of three (3) months. Recipient may thereafter extend the Service Term for up to two additional successive periods of three (3) months each by providing Provider with at least thirty (30) days’ prior written notice of each such extension. Subject to applicable Law, Provider shall continue to provide such Service during each such extension period in accordance with this Agreement and the applicable SLA. The pricing applicable during each such extension period shall be as agreed in writing by the Parties; provided that, if the Parties have not agreed in writing on alternative pricing prior to the commencement of the applicable extension period, the Monthly Costs shall be the Monthly Costs that would otherwise have been payable for such Service had the applicable Service Term continued. In each case, any other Service Fees and Expenses shall continue to apply in accordance with this Agreement and the applicable SLA. Any extension of a Service not eligible for extension under this Section 6.03(b), and any further extension beyond the periods described above, shall be subject to mutual written agreement of the Parties.

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Section 6.04 Survival of Payment Obligations. Notwithstanding anything to the contrary contained herein, the termination of this Agreement or any SLA shall not affect Recipient’s obligation to pay any amount then owed to Provider (and amounts that become due and payable pursuant to the terms hereof after the applicable termination date) or a Third Party hereunder, including, solely to the extent expressly provided in the applicable SLA, any reasonable, documented and unavoidable costs incurred by Provider as a direct result of such termination.

Section 6.05 Settlement of Accounts. Upon termination of this Agreement or any SLA, the Parties shall take all steps as may reasonably be required to complete any final settlement of accounts owing hereunder between them with respect to this Agreement or such SLA. Upon the termination of this Agreement, there will be a final accounting and each Party shall pay to the other Party any amounts owed to the other Party in accordance with the payment terms set forth in this Agreement.

ARTICLE VII

DISCLAIMER OF WARRANTIES

Section 7.01 Conformance with Specifications. Recipient may refuse to accept or may reject any Service that does not conform in all material respects (other than if such non-conformity was primarily caused by Recipient) to the relevant Specification or other performance or quality criteria set forth in an applicable SLA. Upon notice of any such material non-conformity, Provider shall promptly use commercially reasonable efforts to correct such non-conformity and bring the applicable Service into material conformity with the relevant Specification or other performance or quality criteria set forth in an applicable SLA.

Section 7.02 Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR AN APPLICABLE SLA, AND SUBJECT TO THE APPLICABLE LEGAL REQUIREMENTS (IF ANY) OF ANY RELEVANT JURISDICTION THAT CANNOT BE VARIED BY CONTRACT, RECIPIENT ACKNOWLEDGES THAT ALL INTELLECTUAL PROPERTY, SOFTWARE AND EQUIPMENT PROVIDED AS PART OF THE SERVICES IS PROVIDED “AS IS.” PROVIDER DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE SERVICES, INTELLECTUAL PROPERTY, SOFTWARE AND EQUIPMENT PROVIDED AS PART OF THE SERVICES, INCLUDING ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, NONINFRINGEMENT, ACCURACY OF INFORMATIONAL CONTENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER OR NOT PROVIDER KNOWS OR HAS REASON TO KNOW ANY SUCH PURPOSE), WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING, AND, WITHOUT LIMITING THE FOREGOING, PROVIDER EXPRESSLY DISCLAIMS ANY WARRANTY THAT THE SOFTWARE AND EQUIPMENT WILL BE ERROR-FREE OR FREE OF VIRUSES OR OTHER SOFTWARE ROUTINES OR DEVICES (E.G., BACK DOORS, TIME BOMBS, TROJAN HORSES OR

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WORMS), AND RECIPIENT ACKNOWLEDGES AND AGREES THAT IT HAS NOT AND WILL NOT RELY ON ANY SUCH WARRANTIES, CONDITIONS OR REPRESENTATIONS (WHETHER OR NOT WAIVABLE UNDER APPLICABLE LAW). NOTHING IN THIS SECTION 7.02 SHALL LIMIT OR OTHERWISE AFFECT PROVIDER’S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT OR AN APPLICABLE SLA, INCLUDING ITS OBLIGATIONS WITH RESPECT TO THE SPECIFICATIONS, APPLICABLE LAW AND PERMITS OR SECTION 7.01.

ARTICLE VIII

LIMITATION OF LIABILITY

Section 8.01 Liability. Subject to Section 8.03, the aggregate Liability of each Party (and its Affiliates) to the other Party (and its Affiliates) for any Claims or Losses that arise under this Agreement and relate to the provision or receipt of any Service shall not exceed, with respect to the affected Service or Services, the aggregate Service Fees and Expenses paid (or payable) for such affected Service or Services during the twelve (12)-month period immediately prior to the event giving rise to such Claim or Loss; provided that, if any affected Service has been provided for less than twelve (12) months as of such event, the amount attributable to such Service for purposes of this Section 8.01 shall be the amount of Service Fees and Expenses that would reasonably be expected to be paid or payable for such Service during the first twelve (12) months of its Service Term, based on the then-current Monthly Costs and other applicable charges. The foregoing sentence shall not limit Recipient’s obligation to pay Service Fees and Expenses or other amounts due under this Agreement. For the avoidance of doubt, this Article VIII applies only to Liabilities arising under this Agreement and shall not limit or otherwise affect any Liability arising under the Separation Agreement or under any other Ancillary Agreement.

Section 8.02 Limitation of Losses. SUBJECT TO SECTION 8.03, IN NO EVENT SHALL THE PARTIES OR THEIR RESPECTIVE AFFILIATES BE LIABLE FOR PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OR RECEIPT OF OR THE FAILURE TO PROVIDE OR RECEIVE SERVICE(S) HEREUNDER (EXCEPT FOR ALL COMPONENTS OF AWARDS AGAINST THE NON-BREACHING PARTY IN ANY THIRD PARTY CLAIM, INCLUDING COMPONENTS OF SUCH THIRD PARTY CLAIM RELATING TO ANY OF THE FOREGOING AND ATTORNEYS’ FEES).

Section 8.03 Exceptions to Limitation of Liability; Enhanced Cap.

(a) Uncapped Liabilities. Notwithstanding Sections 8.01 and 8.02, the limitations of Liability and Losses set forth therein shall not apply to any Claim or Loss to the extent arising from fraud, gross negligence, Willful Breach or Intentional Misconduct, and any such Claim or Loss shall not be subject to any liability cap under this Article VIII.

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(b) Enhanced Cap Liabilities. Subject to Section 8.03(a), with respect to any Claim or Loss arising from or relating to (i) fines or penalties, including the revocation of any Permit, assessed by a Governmental Entity, (ii) any obligation to indemnify, defend and hold harmless under Article IX with respect to any Third Party Claim, (iii) a breach of Section 13.01 or applicable data-protection or data-security obligations or (iv) the provision or receipt of any Critical Service, Sections 8.01 and 8.02 shall not otherwise limit recovery; provided that the aggregate Liability of each Party and its Affiliates for such Claims and Losses shall not exceed three (3) times the amount that would otherwise constitute the applicable liability cap under Section 8.01 (the “Enhanced Cap”). If and to the extent any Claim or Loss described in this Section 8.03(b) also arises from fraud, gross negligence, Willful Breach, or Intentional Misconduct, Section 8.03(a) shall control and such Claim or Loss shall not be subject to the Enhanced Cap or any other liability cap under this Article VIII.

(c) Separate Liability Allocations. Notwithstanding anything to the contrary in this Article VIII, nothing in this Article VIII shall limit, modify or otherwise affect any Liability or responsibility allocated pursuant to the Separation Agreement or Section 9.02.

Section 8.04 SLA-Specific Liability Provisions. An applicable SLA may designate a Service as a Critical Service and set forth liability caps, limitations and remedies applicable to the Services covered thereby. Notwithstanding anything to the contrary in this Article VIII, such provisions of the applicable SLA shall govern with respect to those Services.

Section 8.05 Mitigation. Recipient or Provider (as the case may be) shall use its commercially reasonable efforts to mitigate the Losses (if any) that it incurs as a result of any breach by the other Party of such other Party’s obligations under this Agreement.

ARTICLE IX

INDEMNIFICATION

Section 9.01 Indemnification.

(a) Indemnification by Recipient. Recipient shall indemnify, defend and hold harmless Provider and its Affiliates from and against any and all Losses to the extent arising out of, relating to or resulting from (i) Recipient’s (or any of its Affiliates’) material breach of this Agreement, (ii) the gross negligence or Intentional Misconduct of Recipient or any of its Affiliates in connection with the receipt or use of the Services, (iii) Recipient’s (or any of its Affiliates’) failure to comply with applicable Law or any Permit in connection with the receipt or use of the Services, (iv) Recipient’s (or any of its Affiliates’) use of the Services other than in accordance with this Agreement, or (v) the negligence of Recipient or any of its Affiliates in connection with the receipt or use of any Critical Service, other than any matter governed by Section 9.02.

(b) Indemnification by Provider. Provider shall indemnify, defend and hold harmless Recipient and its Affiliates from and against any and all Losses to the extent arising out of, relating to or resulting from (i) Provider’s (or any of its Affiliates’) material breach of this Agreement, (ii) the gross negligence or Intentional Misconduct of Provider or any of its Affiliates in connection with the provision of the Services, (iii) Provider’s (or any of its Affiliates’) failure to comply with applicable Law or any Permit in connection with the provision of the Services, or (iv) the negligence of Provider or any of its Affiliates in connection with the provision of any Critical Service, other than any matter governed by Section 9.02.

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Section 9.02 Environmental Indemnification.

(a) Subject to the Separation Agreement, this Section 9.02 shall govern the allocation under this Agreement of responsibility of each Party for Losses relating to or arising out of Environmental Laws or any Permit required by or issued pursuant to any Environmental Law (“Environmental Permits”) that relate to the provision or receipt of any Services hereunder. Nothing in this Section 9.02 shall alter the allocation of environmental liabilities or responsibilities under the Separation Agreement, which shall control to the extent applicable.

(b) Provider shall defend, indemnify, and hold harmless Recipient and its Affiliates from and against any and all Losses, including all cost and expenses of any Remediation or Response Action, related to the provision or receipt (or non-provision or non-receipt) of Services hereunder after the applicable Effective Date that:

(i) arise from Provider’s failure to comply with applicable Environmental Laws or Environmental Permits, including any failure by Provider to obtain, maintain, renew or comply with any Environmental Permit required for the provision of the Services; or

(ii) arise from a Release of Hazardous Materials at the Site caused by Provider or its employees, agents, contractors, subcontractors, licensees or invitees or attributable to Provider’s operations on or after the applicable Effective Date, except to the extent the same constitutes a Liability for which Recipient or any of its Affiliates are responsible pursuant to the terms of the Separation Agreement.

(c) Recipient shall defend, indemnify and hold harmless Provider and its Affiliates from and against any and all Losses related to the provision or receipt (or non-provision or non-receipt) of Services hereunder after the applicable Effective Date that:

(i) arise from Recipient’s failure to comply with applicable Environmental Laws or Environmental Permits; or

(ii) arise from a Release of Hazardous Materials at the Site caused by Recipient or its employees, agents, contractors, subcontractors, licensees or invitees or attributable to Recipient’s operations on or after the applicable Effective Date, except to the extent the same constitutes a Liability for which Provider or any of its Affiliates are responsible pursuant to the terms of the Separation Agreement.

(d) Where, in connection with acts or omissions of the nature referred to in Section 9.02(b) or Section 9.02(c) above, both Provider and Recipient (including their respective officers, directors, employees, contractors, agents or invitees) have jointly caused any Losses, whether or not a Third Party’s acts or omissions also were causal, Recipient and Provider shall contribute to their common liability a pro rata share based upon the relative degree of fault of each (including attorneys’ fees and other costs of defense) in connection with the acts or omissions giving rise to such Losses; provided that, with respect to Losses arising due to events, actions or occurrences occurring prior to the applicable Effective Date, the Liability of Provider and Recipient for such Losses shall be allocated in accordance with the terms of the Separation Agreement. In a case where the Parties are both liable for jointly caused Losses, the Parties shall

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initially share all costs in proportion to their estimated relative degrees of fault (or, if such relative degrees of fault cannot reasonable be estimated at that time equally) (including attorneys’ fees and other costs of defense, if the Parties choose common counsel), but if either Party selects its own counsel, such Party shall initially bear its own attorneys’ fees and costs of defense; provided that either Party may, based on reasonably available evidence, request that the foregoing costs be provisionally allocated based on the Parties’ estimated relative degrees of fault, and the Parties shall promptly confer in good faith regarding such provisional allocation. Any provisional allocation agreed in writing by the Parties shall apply pending final allocation and shall be subject to reimbursement or reallocation once (i) there is a final Judgment allocating fault between Provider and Recipient or (ii) Provider and Recipient otherwise agree in writing to a final allocation of fault between them. If the Parties do not agree to a provisional allocation within ten (10) Business Days after such request, either Party may submit the matter for resolution in accordance with Section 10.03. Until such provisional allocation is agreed or otherwise determined, the foregoing initial cost sharing shall continue. Upon such final determination or agreement, the Parties shall make such payments or reimbursements as are necessary to reflect the applicable final allocation of fault.

(e) For purposes of clarification, the indemnification obligations of Provider and Recipient with respect to occurrences, events, actions, omissions, violations of Environmental Laws or Environmental Permits, or Releases of Hazardous Materials that occurred prior to the applicable Effective Date, shall be governed by the terms of the Separation Agreement.

Section 9.03 Indemnification Procedures.

(a) The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply, mutatis mutandis, to claims for indemnification under this Article IX. For purposes of this Article IX, any Person entitled to indemnification hereunder is an “Indemnified Party,” the Party obligated to provide such indemnification is an “Indemnifying Party,” and any claim or demand asserted by a Third Party against an Indemnified Party which gives (or would reasonably be expected to give) rise to a right of indemnification hereunder is a “Third Party Claim.” The procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement. Nothing in this Section 9.03 shall expand the substantive indemnification obligations set forth in this Article IX.

(b) Notwithstanding Section 9.03(a) above, to the extent a Services-Related Response Action affects (or has the potential to affect) any other Response Action that is being (or is anticipated to be) performed by the Indemnified Party, the Indemnified Party shall have the right, but not the obligation, to perform such Services-Related Response Action as well. In such case, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of the Services-Related Response Action.

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ARTICLE X

MANAGEMENT AND DISPUTE RESOLUTION

Section 10.01 Contract Managers.

(a) Each Party shall appoint a Contract Manager, who shall be responsible for all day-to-day operational and administrative matters arising hereunder and shall be the primary contact for the other Party for any issues arising hereunder (each, a “Contract Manager”). The initial Contract Managers shall be [•] for Recipient and [•] for Provider. Each Party may change its designated Contract Manager at any time upon reasonable prior written notice to the other Party.

(b) The Contract Managers shall meet (in person or by audio or video conference) on a regular basis and no less frequently than quarterly (and more frequently upon either Party’s reasonable request) during the Term of this Agreement in order to facilitate the provision and receipt of the Services in accordance with this Agreement and the orderly transition of the Services at the end of the applicable Service Term. During such meetings, the Contract Managers may, among other things, discuss invoices, requests for Changes or additional Services and any other issues requiring coordination or resolution under this Agreement.

Section 10.02 Service Coordinators. With respect to each Service, each Party shall appoint a service-specific coordinator, who shall be responsible for all day-to-day operational and administrative matters arising under such Service and shall be the primary contact for the other Party for issues arising under that specific Service (each, a “Service Coordinator”). Each Party may change any Service Coordinator upon notice to the other Party. The same individual may serve as Service Coordinator for more than one Service and may also be a Contract Manager, provided that the required responsibilities can be performed effectively.

Section 10.03 Dispute Resolution.

(a) Except as otherwise expressly provided in an SLA, the dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that, prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 10.03. Pending final resolution of any Dispute, each Party shall continue performing its undisputed obligations under this Agreement and the applicable SLA. Provider shall not suspend, discontinue or reduce an Essential Site Service, or impair Recipient’s access to its Facility, solely by reason of the existence of a Dispute, and Recipient shall timely pay all undisputed amounts.

(b) Service-Specific Disputes. If a Dispute relates specifically to the provision, quality, scope or performance of a particular Service (a “Service-Specific Dispute”), such Service-Specific Dispute shall first be submitted in writing to the relevant Service Coordinator of each Party, and such Service Coordinators shall seek to resolve such Service-Specific Dispute through informal good faith negotiation. If such Service-Specific Dispute is not resolved by the relevant Service Coordinators within five (5) Business Days after submission to such Service Coordinators, the Service-Specific Dispute shall be escalated in writing to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Service-Specific Dispute through informal good faith negotiation within an additional five (5) Business Days.

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(c) Non-Service-Specific Disputes. If a Dispute does not relate specifically to the provision, quality, scope or performance of a particular Service (a “Non-Service-Specific Dispute”), such Non-Service-Specific Dispute shall be submitted in writing directly to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Non-Service-Specific Dispute through informal good faith negotiation within ten (10) Business Days after submission to such Contract Managers.

(d) Extension of Time Periods. The Parties may agree in writing to extend any time period set forth in this Section 10.03.

(e) General Dispute Notice. If a Dispute is not resolved within the applicable period set forth above (as extended pursuant to Section 10.03(d), if applicable), then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply. Nothing in this Section 10.03 shall restrict either Party from seeking Interim Relief in accordance with Section 8.1(d)(viii) of the Separation Agreement.

ARTICLE XI

ENVIRONMENTAL, HEALTH AND SAFETY MATTERS

Section 11.01 Environmental, Health and Safety. In connection with the provision or receipt of Services hereunder or access to the Site under this Agreement, the following provisions shall apply:

(a) Permits; Shared Permits. Subject to the provisions of the Separation Agreement, and except as otherwise expressly provided in any SLA, each Party shall obtain and maintain, and comply with, the Permits required by applicable Law in connection with its provision or receipt of the Services (as applicable), or its access to the Site under this Agreement. If the Parties are operating under the same Permit in connection with any Service (a “Shared Permit”), each Party shall comply with the requirements of such Shared Permit applicable to its provision or receipt of the applicable Service and shall not knowingly take (or fail to take) any action in connection therewith that would prejudice the continuance or terms of the Shared Permit in any material respect. If a Shared Permit is only held in the name of one Party (the “Permit Holder”), the other Party shall comply with such Permit Holder’s reasonable instructions and provide such reasonable cooperation as such Permit Holder may reasonably request, in each case, to the extent necessary to comply with the terms of such Shared Permit. The Permit Holder shall use commercially reasonable efforts to maintain such Shared Permit to the extent necessary for the provision or receipt of a Service. Neither Party shall obtain, renew or modify any Permit in a manner that would reasonably be expected to materially and adversely affect the other Party’s provision or receipt of the Services without reasonable prior notice to (and consultation with) the other Party, except if required by applicable Law or a Governmental Entity.

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(b) EHS Incidents. Except as otherwise expressly provided in any SLA, each Party shall notify the other Party in writing as promptly as practicable after becoming aware of a Release, material violation of Environmental Law or Permit, or other environmental, health, or safety incident, in each case arising from or relating to the provision or receipt of a Service (or access to the Site under this Agreement), that (i) is required to be reported or remediated under applicable Law or Permit or (ii) would reasonably be expected to materially affect such other Party (including its provision or receipt of a Service). Each Party shall take any and all corrective actions as required by applicable Law (or any Permit) with respect to the matters for which it is responsible under this Agreement, and shall reasonably cooperate with the other Party with respect thereto, including by providing such other Party with any material information or documentation reasonably requested thereby.

(c) Nothing in this Article XI shall alter or otherwise affect the allocation of environmental liabilities or responsibilities (including responsibility for any Remediation) under the Separation Agreement or Section 9.02 hereof, which shall control to the extent applicable.

ARTICLE XII

FORCE MAJEURE AND TEMPORARY SHUTDOWN

Section 12.01 Occurrence of Force Majeure.

(a) Excused Performance. A Party affected by a Force Majeure event shall be excused from (and shall not be liable for any failure or delay in) performance of its obligations under or pursuant to this Agreement only if, to the extent and for so long as performance of such obligations is prevented, materially delayed or materially hindered by such Force Majeure event. For the avoidance of doubt, a Force Majeure event shall not excuse payment of amounts that have accrued or are otherwise due for Services already provided. Recipient shall not be required to pay Service Fees and Expenses attributable to any portion of a Service not provided as a result of a Force Majeure event, except to the extent otherwise expressly provided in the applicable SLA.

(b) Notification and Mitigation. The affected Party shall notify the other Party as promptly as reasonably practicable after becoming aware of a Force Majeure event that would be reasonably expected to materially affect its performance hereunder, shall use commercially reasonable efforts to remedy or mitigate the effects thereof, including, where reasonably available, by implementing commercially reasonable temporary workarounds or alternative sources of supply, and shall resume performance as promptly as reasonably practicable. Nothing in this Section 12.01 shall be construed to require a Party to settle any labor dispute on terms it determines unacceptable.

(c) Temporary Substitute Services. Upon the occurrence and during the continuance of a Force Majeure event affecting Provider, Recipient shall be entitled to obtain, at its own expense, substitute services on a temporary basis. Provider shall, at Recipient’s reasonable request, provide reasonable cooperation, including reasonable access to those portions of the Site within Provider’s control as reasonably necessary in connection therewith. Recipient shall reimburse Provider for any reasonable, documented incremental out-of-pocket costs payable to Third Parties incurred by Provider in providing such cooperation. Any such access shall be subject to the applicable access and use requirements set forth in Sections 2.05(c) and (d).

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(d) Prolonged Force Majeure. If a Force Majeure event continues for more than ninety (90) consecutive days or such shorter period as may be specified in the applicable SLA and, during such period, materially prevents the provision or receipt of any Service, either Party may terminate the affected Service upon thirty (30) days’ prior written notice to the other Party; provided that the Force Majeure event continues through the date of such termination. Notwithstanding the foregoing, Provider may terminate an Essential Site Service pursuant to this Section 12.01(d) only if (i) Recipient consents, (ii) a substitute service reasonably equivalent in all material respects is legally available and fully operational and, to the extent applicable, physically connected and tested, or (iii) both (A) continued performance of the affected Essential Site Service is unlawful or impossible and (B) no commercially reasonable lawful alternative is available despite Provider’s commercially reasonable efforts. Upon such termination, Provider shall have no further obligation to provide, and Recipient shall have no further obligation to accept, such Service, and all costs associated with such Service shall cease to accrue.

Section 12.02 Planned Temporary Shutdowns.

(a) Notice. If either Party anticipates a planned shutdown, maintenance activity or other planned outage at its applicable Facility, which is reasonably expected to materially interrupt or reduce its provision or receipt of a Service, such Party shall, to the extent reasonably practicable, provide the other Party with reasonable advance notice thereof, including as to the expected timing and duration (and shall promptly notify the other Party of any material changes to such information).

(b) Coordination and Restoration. The Parties shall use commercially reasonable efforts to coordinate any planned shutdown, and the resumption of the applicable Service, in a safe and efficient manner, and so as to minimize any disruption to such Service. Following any planned shutdown or any unscheduled outage that materially impacts a Service, the Parties shall use commercially reasonable efforts to restore such Service as promptly as practicable, subject to applicable Law, Permits and any emergency protocols then in effect and generally applicable at the Site.

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Confidentiality.

(a) Existing Obligations. The Parties acknowledge and agree that the confidentiality provisions of Section 7.8 of the Separation Agreement are hereby incorporated into this Agreement, and shall apply to the transactions contemplated hereby to the extent applicable, mutatis mutandis.

(b) Data Processing. Notwithstanding anything to the contrary in this Agreement, any Personal Data processed or otherwise made available by one Party to the other Party in connection with the Services shall be subject to the Data Transfer Agreement, and each Party agrees to abide by the applicable provisions thereof, to the extent related to such Personal Data.

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Section 13.02 Successors and Assignment.

(a) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that either Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (i) one or more of its Affiliates or (ii) the successor to all or a portion of the business or assets to which this Agreement relates; provided, further, that (A) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignment or transfer made under the foregoing clause (i) or clause (ii), (B) in the case of an assignment or transfer pursuant to either clause (i) or clause (ii), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred, and (C) to the extent required by applicable Law for the provision or receipt of the applicable Services following such assignment or transfer, such Person shall hold or obtain the applicable Permits. Any purported assignment or transfer in violation of this Section 13.02 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to in writing by the non-assigning or non-transferring Party. With respect to any permitted assignment or transfer affecting an Essential Site Service, the assignee shall have the legal rights and Permits necessary to provide or receive the applicable Essential Site Service, as applicable, before such assignment or transfer becomes effective. Provider shall not voluntarily sell, transfer, lease, encumber or otherwise dispose of a Service Asset or access right necessary to an Essential Site Service in a manner reasonably expected to materially impair such Service unless commercially reasonable arrangements to preserve the applicable access and service rights are in effect before such disposition.

(b) The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 13.03 Entire Agreement. Subject to Section 11.1 of the Separation Agreement, this Agreement and the applicable SLAs shall constitute the entire agreement and understanding among the Parties with respect to the Services and other subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, relating to such subject matter. Nothing in this Section 13.03 shall modify or supersede the Separation Agreement, any other Ancillary Agreement or the Guadalajara Lease, each of which shall remain in effect in accordance with its terms. Any conflict between this Agreement or an applicable SLA and the Guadalajara Lease shall be governed by Section 13.13.

Section 13.04 Amendments and Waivers. Any provision of this Agreement or any schedule, exhibit or SLA may be amended, modified or waived if, but only if, such amendment, modification, or waiver is in writing and is signed, in the case of an amendment or modification, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise thereof.

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Section 13.05 Notices. Except for routine operational communications contemplated by this Agreement, all notices, requests and other communications required or permitted to be given hereunder shall be in writing (including via email) and shall be given:

(i) if to Provider:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice) to:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

(ii) if to Recipient:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice) to:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

SLAs may contain a local address or email address for notices concerning a specific Service. Routine operational communications may be delivered by email to the applicable Contract Managers (or Service Coordinators) and need not comply with the foregoing formal notice requirements unless this Agreement expressly provides otherwise.

Section 13.06 Expenses. Except as otherwise expressly provided herein (or any SLA), each Party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

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Section 13.07 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the applicable federal laws of Mexico and, to the extent that any matter is governed by state or municipal law, the applicable laws of the State of Jalisco and the municipality in which the Site is located, without giving effect to any conflict-of-laws principle that would result in the application of the laws of any other jurisdiction.

Section 13.08 Reserved.

Section 13.09 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 13.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more such counterparts have been signed by each Party and delivered (by facsimile, email, or otherwise) to the other Party.

Section 13.11 Parties in Interest. The provisions of this Agreement and any Schedule or Exhibit hereto and the obligations and rights hereunder and thereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 13.12 Relationship of the Parties. Nothing contained in this Agreement shall be construed so as to operate or to place any Party or its Affiliates in the relationship of employee or agent or joint venture or legal representative of the other Party or its Affiliates and it is hereby expressly agreed and acknowledged that each of the Parties hereto is an independent contracting Party which does not have the authority or power for or on behalf of the other Party hereto to enter into any contract, to incur debts, to accept money, to assume obligations or to make any warranties or representations whatsoever.

Section 13.13 Conflict. In the event of a conflict between this Agreement and an SLA or Schedule, the applicable SLA or Schedule shall govern with respect to the Services covered thereby. In the event of any conflict between this Agreement and the Separation Agreement, such conflict shall be resolved in accordance with Section 11.1 of the Separation Agreement. In the event of any conflict between this Agreement or an applicable SLA and the Guadalajara Lease, the Guadalajara Lease shall govern with respect to the leased premises and property-level obligations, including ownership, possession, occupancy, rent, property taxes, property insurance and maintenance, repair, replacement and capital obligations, and this Agreement and the

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applicable SLA shall govern with respect to the Services, including their scope, Specifications, service levels, pricing and allocation of Service costs, performance, suspension, termination and remedies. Nothing in this Agreement or any applicable SLA shall modify the Guadalajara Lease. No Party shall be entitled to duplicative recovery under this Agreement or an applicable SLA of any cost, Claim or Loss to the extent such cost, Claim or Loss has been recovered under the Guadalajara Lease.

Section 13.14 Survival of Certain Provisions. Without prejudice to the survival of the provisions of any other agreements of the Parties, the Parties expressly agree that the provisions of Section 3.03 (Payments; Audit), Section 6.04 (Survival of Payment Obligations), Section 6.05 (Settlement of Accounts), Article VII (Disclaimer of Warranties), Article VIII (Limitation of Liability), Article IX (Indemnification), Section 10.03 (Dispute Resolution), and Article XIII (Miscellaneous) shall survive any termination or expiration of this Agreement to the extent necessary to give them effect.

Section 13.15 Supply of Services. The Parties acknowledge and agree that this Agreement is an agreement for the supply of services. Any transfer or delivery of goods or equipment incidental to the Services shall not alter such characterization. This Agreement and any such incidental transfer or delivery shall be governed in accordance with Section 13.07 and applicable Mexican Law.

Section 13.16 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein (express or implied) is intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

Section 13.17 Further Action. Except as otherwise provided in this Agreement, the Parties shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all appropriate action, to do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

Section 13.18 Compliance with Laws. In performing its obligations, each Party will comply with all federal, state, and local Laws, ordinances, tariffs and regulations of any Governmental Entity applicable to such Party.

Section 13.19 Interpretation. Nothing herein shall be deemed an admission by either Party or any of its Affiliates, in any proceeding or Action, that such Party or any such Affiliate, or any Third Party, is or is not in breach or violation of, or in default in, the performance or observance of any term or provisions of any Contract. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, Exhibit and Schedule are references to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Schedules

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and Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) references to “written” or “in writing” include in electronic form; (h) provisions shall apply, when appropriate, to successive events and transactions; (i) the table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (j) Provider and Recipient have each participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties thereto and no presumption or burden of proof shall arise favoring or burdening either Party by virtue of the authorship of any of the provisions in this Agreement; (k) a reference to any Person includes such Person’s successors and permitted assigns; (l) any reference to “days” means calendar days unless Business Days are expressly specified; (m) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (n) any Contract or statute defined or referred to herein means such Contract or statute as from time to time amended, modified or supplemented, unless otherwise specifically indicated (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any Contract or statute shall be deemed to refer to such Contract or statute, as amended, and, with respect to statutes, any rules or regulations promulgated thereunder, in each case, as of such date); (o) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement; (p) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; (q) any consent required under this Agreement shall be in writing unless otherwise expressly provided herein; and (r) references to “documented” fees, costs or expenses hereunder shall mean amounts supported by records maintained in the Ordinary Course of Business; provided that any allocated fees, costs or expenses expressly contemplated in an SLA may be supported by the applicable allocation methodology and the underlying cost records.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Site Services Agreement (Guad North) to be executed as of the Signing Date.

PROVIDER

By:
Name:
Title:

[Signature Page to Site Services Agreement (Guad North)]

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RECIPIENT

By:
Name:
Title:

[Signature Page to Site Services Agreement (Guad North)]

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SCHEDULE A

SLAs

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SERVICE LEVEL AGREEMENT

FOR SITE SERVICES AGREEMENT

GUAD NORTH

Electric and Water Distribution Services

This Service Level Agreement (Electric and Water Distribution Services) (this “Service Level Agreement”) is made and entered into as of [•], 2026 (the “Service Level Agreement Effective Date”) by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Provider”), and FLEXTRONICS PLASTICS, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Recipient”).

1.	BACKGROUND

This Service Level Agreement is entered into pursuant to the terms of the Site Services Agreement (Guad North), dated as of [•], 2026, by and between Provider and Recipient (the “Agreement”) and constitutes an SLA under the Agreement. Provider and Recipient, collectively with their permitted assigns, are referred to herein as the “Parties” and each, a “Party”. Capitalized terms used but not defined in this Service Level Agreement have the meanings assigned to those terms in the Agreement.

The Services provided under this Service Level Agreement are designated as Essential Site Services and Critical Services (each as defined in the Agreement). Without limiting any other provision of this Service Level Agreement or the Agreement, Provider shall not suspend, discontinue or reduce the Services, or impair Recipient’s access to its Facility, solely by reason of a Dispute, and the protections applicable to Essential Site Services under the Agreement shall apply to the Services.

Provider and Flextronics Technologies Mexico, S. de R.L. de C.V. (“Flextronics TM”) are parties to a certain Site Services Agreement, dated as of [•], and certain Service Level Agreement, dated as of [•] (collectively, the “FTM Agreement”), pursuant to which Provider provides electric and water distribution services to Flextronics TM. The Parties acknowledge and agree that certain shared infrastructure, capabilities, and services used to provide the Services are shared between Recipient under this Service Level Agreement and Flextronics TM under the FTM Agreement.

2.	ELECTRIC SERVICES DESCRIPTION

A.	ELECTRIC SERVICES

i.

Provider shall provide, and Recipient shall use and pay for, electric service for Recipient’s Facility, as agreed under this Service Level Agreement (the “Electric Services”). Subject to Section 2.B and Section 2.D, Provider shall supply the electricity requirements of Recipient’s Facility during the term of this Service Level Agreement up to the Guaranteed Power Capacity; in the understanding that Provider shall make commercially reasonable efforts to provide any capacity required by Recipient in excess of the Guaranteed Power Capacity as Additional Electric Services in accordance with Section 2.E. The Electric Services

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include the supply, allocation, delivery and distribution of electricity to Recipient’s individual buildings or properties through Provider’s private network within the Site, which electricity is supplied by the Comisión Federal de Electricidad (“CFE”). Any failure by Provider to deliver Electric Services to any individual property shall constitute a breach of this Service Level Agreement only if Provider fails to cure such failure within fifteen (15) Business Days after receiving written notice from Recipient; provided that Provider shall not be in breach to the extent the failure results from a Force Majeure Event, a Permitted Maintenance Outage, or the fault of a third party not under Provider’s reasonable control. Any breach under this paragraph shall be subject to the express remedies and limitations set forth in this Service Level Agreement and the Agreement.

ii.

All capacity amounts stated in this Section 2 (including Section 2.E) and Schedule 1 (including the baseline of 19.5 MW, each increment under Scenario 1 or Scenario 2, and the resulting total of 29.5 MW) are aggregate amounts available jointly to Recipient under this Service Level Agreement and to Flextronics TM under the FTM Agreement, and are not cumulative. Schedule 1 shall set out the allocation of such aggregate amounts between this Service Level Agreement and the FTM Agreement, which allocation Recipient and Flextronics TM may reallocate between themselves by joint written notice to Provider, provided that the aggregate amount is not exceeded.

B.	POWER RIGHTS

i.

Provider shall reserve and make available to Recipient, from the Service Level Agreement Effective Date and throughout the term of this Service Level Agreement, a guaranteed minimum of 19.5 MW of electric capacity for Recipient’s operations, as may be increased from time to time in accordance with Section 2.B(ii) (the “Guaranteed Power Capacity”). The Guaranteed Power Capacity is a capacity amount (MW) available at any time, and not a measure of electricity consumed (kWh/MWh).

Recipient’s electricity consumption may fluctuate from month to month and may be below the Guaranteed Power Capacity. The Guaranteed Power Capacity is a reservation of capacity only and does not create any obligation for Recipient to consume the full Guaranteed Power Capacity in any month. Charges for the Electric Services shall be determined exclusively in accordance with Section 2.C and Section 2.E.

Provider shall have no obligation to supply electricity above the Guaranteed Power Capacity except as agreed under Section 2.E. As of the Service Level Agreement Effective Date, the Electric Services shall be supplied exclusively with electricity supplied by CFE. The source of electricity shall not limit or condition Provider’s obligation to make the Guaranteed Power Capacity available. Any source change requested by

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Recipient that requires capital expenditures or new infrastructure shall be subject to Provider’s review and approval. The existing interchangeability arrangements for Recipient’s buildings shall be maintained, and any change to them shall require prior discussion between the Parties. Provider shall obtain and maintain the authorizations, permits and contracts necessary to deliver electricity from any source it uses and comply with applicable regulatory requirements for such purposes.

ii.

Provider shall reserve and make available to Recipient electric capacity as set forth below, subject to the required governmental approvals and CFE delivery (any delay or failure of which shall constitute a Force Majeure Event). Each increment made available under paragraph (2) or (3) below, and any further increment agreed in writing under paragraph (4) below, shall form part of the Guaranteed Power Capacity from the date it is made available, with Schedule 1 to be updated accordingly.

(1)	19.5 MW from the Service Level Agreement Effective Date, constituting the baseline Guaranteed Power Capacity under Section 2.B(i);

(2)

if the approximately 40 MW capacity expansion at the Site is delivered as contemplated by the Parties (“Scenario 1”): (A) an additional 5 MW, to be made available to Recipient no later than January 31, 2027; (B) an additional 5 MW, to be made available to Recipient no later than October 31, 2027, resulting in a total Guaranteed Power Capacity of 29.5 MW; and (C) at Recipient’s option, an additional 10 MW, solely following delivery by CFE to Provider of an additional 150 MW; provided that if CFE is delayed in delivering such 150 MW but is able to deliver a portion of such amount, a proportional amount will be allocated to Recipient as it is made available;

(3)

if Scenario 1 cannot be executed (“Scenario 2”): (A) an additional 3 MW, to be made available to Recipient no later than December 31, 2027, subject to CFE’s plan of record; and (B) an additional 7 MW, to be made available to Recipient no later than December 31, 2028, subject to CFE’s delivery of additional capacity to the Site; provided that, if CFE’s delivery is delayed, Recipient shall receive a proportional share of such additional capacity as it becomes available; and

(4)	Recipient and Provider shall continue to negotiate in good faith Recipient’s incremental power capacity needs beyond the capacity set forth in this Section 2.B(ii).

C.	COST

Recipient shall pay Provider for the Electric Services, including any Additional Electric Services, on the basis of the electricity actually consumed by Recipient’s Facility, as measured at the Dedicated Meters in kilowatt-hours (kWh). The rate per kWh shall be variable and calculated in accordance with Schedule 2. The rate shall be pass-through, without profit or margin for Provider, and shall not be expressed as a fixed amount.

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If Provider and Recipient receive services from shared power infrastructure in the same building under a temporary cross-supply arrangement with a term of less than nine (9) months, the Parties will agree in writing, before any power is supplied under that arrangement, on how the costs of the shared power will be allocated between them.

D.	EXCLUSIONS AND LIMITATIONS

The provision of Electric Services under this Service Level Agreement is subject to the following exclusions and limitations:

i.

The Guaranteed Power Capacity in effect from time to time, including any increment under Section 2.B(ii), shall be reflected in Schedule 1 for planning and operational purposes. Except for increments made in accordance with Section 2.B(ii), changes to the Guaranteed Power Capacity shall require the mutual written agreement of the Parties.

ii.

The Parties agree that the existing installed dedicated meters at the buildings leased by Recipient (“Dedicated Meters”) shall be utilized for measurement purposes. Provider shall be responsible for the maintenance, calibration, and replacement of the Dedicated Meters throughout the term of this Service Level Agreement. Recipient shall have the right to inspect the Dedicated Meters and request independent verification of their accuracy in accordance with Section 7.A.

iii.

Provider does not guarantee uninterrupted or continuous Electric Services or redundancy of supply to the extent that any interruption results from a Force Majeure Event (including any failure of supply by CFE or equipment failure) or a Permitted Maintenance Outage. In such case, Provider’s obligation to make available the Guaranteed Power Capacity shall be excused for the duration of the applicable event; provided that Provider shall use commercially reasonable efforts to minimize the duration and impact of any such interruption and shall promptly notify Recipient of any emergency interruption. If commercially reasonable and subject to the Parties’ prior agreement on the applicable costs, the Parties shall cooperate in good faith to identify and, if agreed, obtain temporary alternative sources of power.

iv.

The Parties acknowledge that the provision of Electric Services depends on Provider maintaining its continued status as an end-user under its supply agreement with CFE, the continued validity and effectiveness of Provider’s supply and connection agreements with CFE, and the continued existence, availability and operation of Provider’s private network within the Site. Provider shall be responsible for taking all reasonable actions within its control to maintain such status, agreements, permits, authorizations, capacity and private network, and any loss or impairment of the foregoing resulting from a Force Majeure Event shall be governed by Section 2.D(iii). Provider shall promptly notify Recipient of any communication, proceeding or action by CFE, or any other Governmental Entity that could reasonably be expected to affect the Electric Services.

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v.

Provider shall not enter into any agreement, commitment, or arrangement with any third party that would reduce the amount of electricity available to Recipient below the Guaranteed Power Capacity, without Recipient’s prior written consent; provided that Provider may enter into arrangements with third parties for surplus electric capacity above the Guaranteed Power Capacity, so long as such arrangements do not reduce availability to Recipient below the Guaranteed Power Capacity. For purposes of this Section 2.D(v), Flextronics TM shall not be considered a third party with respect to the aggregate capacity allocated under Section 2.B.

vi.

If the source of electricity used to provide the Electric Services changes in the future, the Parties shall cooperate in good faith to negotiate and agree upon any amendments to this Service Level Agreement that may be necessary to reflect such change, provided that all applicable legal and technical requirements under Mexican Law for the supply of electricity from such alternative source have been satisfied and that any such requirements, to the extent applicable to the implementation of such change, shall be expressly incorporated into the relevant amendment to this Service Level Agreement.

E.	ADDITIONAL ELECTRIC SERVICES AND FORECASTING

Recipient may request in writing that Provider provide electric capacity in excess of the Guaranteed Power Capacity (“Additional Electric Services”). Each request for Additional Electric Services (a “Power Capacity Request”) must specify the amount and duration of capacity requested and include: (a) Recipient’s good-faith forecasts of its power requirements for the short term (the next twelve (12) months), the medium term (the next twelve (12) to thirty-six (36) months), and the long term (more than thirty-six (36) months); and (b) any supporting documentation Provider reasonably requests to evaluate the Power Capacity Request, including customer load profiles, production schedules, and equipment specifications. Provider shall respond in writing to each Power Capacity Request within five (5) Business Days of receipt.

i.

Availability; Provider Priority. Any provision of Additional Electric Services depends on Provider determining, in its sole discretion, that it has power capacity, capital expenditure budget and supporting infrastructure available after meeting Provider’s own current and projected requirements (“Excess Power Capacity”).

ii.

Methods of Provision. If Excess Power Capacity is available and the Parties sign a written agreement on the amount of Additional Electric Services and its terms, Provider will make it available to Recipient by one of the following methods:

(a) Temporary Allocation. Provider allocates the Additional Electric Services to Recipient for an initial term of one (1) year. Before each anniversary of the start of that

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term, the Parties will reassess whether Recipient still needs the Additional Electric Services, based on Recipient’s updated forecasts. Provider may choose, in its sole discretion, not to renew the allocation for any following one (1)-year term by giving Recipient written notice at least ninety (90) days before the current term ends. The Parties will revise the allocation of fees for any renewal term to reflect the Additional Electric Services being allocated. A temporary allocation shall not increase the Guaranteed Power Capacity.

(b) Permanent Incremental Allocation. The Parties may agree that Provider permanently allocates the Additional Electric Services to Recipient, in which case Recipient will pay all costs of any capital expenditure (including but not limited to hardware and mechanical and electrical equipment) needed to deliver it, and such Additional Electric Services shall form part of the Guaranteed Power Capacity.

(c) Dedicated Expansion. Provider expands its capital assets and infrastructure to create the Additional Electric Services, and Recipient pays all of the costs of such expansion. The resulting Additional Electric Services will be dedicated to Recipient’s exclusive use, under the terms the Parties agree in writing, and shall form part of the Guaranteed Power Capacity.

If the Parties agree in writing that Provider will pursue additional capacity in order to provide Additional Electric Services, Provider shall use commercially reasonable efforts to pursue the required procedures with CFE and any other competent Governmental Entity and keep Recipient reasonably informed and provide Recipient with copies of any material communications with CFE or any other Governmental Entity relating thereto. Provider shall not be liable for any delay, refusal or inability caused solely by any Governmental Entity, provided that Provider has timely taken the actions within its control and continues to diligently pursue the requested capacity.

Additional Electric Services shall be charged in accordance with the pricing mechanism under Section 2.C, together with any costs agreed by the Parties in writing under this Section 2.E (including approved capital expenditures and any revised allocation of fees for a temporary allocation). Provider shall not charge Recipient any profit or margin in respect of the Electric Services.

3.	WATER DISTRIBUTION SERVICES DESCRIPTION

A.	SERVICES

Provider, as the lawful holder of one or more water concession(s) granted by the National Water Commission (Comisión Nacional del Agua, “CONAGUA”) in accordance with the National Waters Act (Ley de Aguas Nacionales), its Regulations (Reglamento de la Ley de Aguas Nacionales), and all other applicable Mexican Law, shall provide the allocation, distribution and delivery of water service through Provider’s private existing infrastructure to the properties, buildings, and facilities that comprise the Recipient’s Facility, up to the Baseline Water Allocation (the “Water Distribution Services”, and together with the Electric Services, the “Services”) during the term of this Service Level Agreement, subject to the exclusions and limitations in Section 3.C; in the understanding that Provider shall make commercially reasonable efforts to provide any water distribution services required by Recipient in excess of the

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Baseline Water Allocation as Additional Water Distribution Services in accordance with Section 3.D. Provider shall obtain and maintain the permits, authorizations, concessions, and registrations required under applicable Mexican Law to provide the Water Distribution Services and operate the infrastructure necessary for the allocation, distribution and delivery of water volumes required hereunder to Recipient’s Facility, subject to Section 3.C(ii).

The Baseline Water Allocation is an aggregate amount available jointly to Recipient under this Service Level Agreement and to Flextronics TM under the FTM Agreement, and is not cumulative. Schedule 3 shall set out the allocation of such aggregate amount between this Service Level Agreement and the FTM Agreement, and among such entities, which allocation Recipient and Flextronics TM may reallocate between themselves by joint written notice to Provider, provided that the aggregate amount is not exceeded.

Subject to Section 3.C, Provider shall deliver water to Recipient’s individual properties within the Site, in the volumes (up to the Baseline Water Allocation), quality standards, and pressure levels reasonably required for the operation of Recipient’s activities during the term of this Service Level Agreement. Any failure by Provider to deliver water to an individual property shall constitute a breach of this Service Level Agreement only if Provider fails to cure such failure within fifteen (15) Business Days after receiving written notice from Recipient; provided that Provider shall not be in breach to the extent the failure results from a Force Majeure Event, a Permitted Maintenance Outage, an act or omission of CONAGUA or any other Governmental Entity, or the fault of a third party not under Provider’s reasonable control. Any breach under this paragraph shall be subject to the express remedies and limitations set forth in this Service Level Agreement and the Agreement.

The Parties acknowledge that: (i) water is a national asset (bien nacional) whose ownership corresponds to the Mexican Nation pursuant to Article 27 of the Political Constitution of the United Mexican States (Constitución Política de los Estados Unidos Mexicanos) and the National Waters Act; (ii) the Water Distribution Services constitute exclusively a service for the allocation, distribution, and physical delivery of water and do not constitute, nor shall they be construed as, a sale, transfer, conveyance, or assignment of water as a commodity or of any water rights; and (iii) the Water Distribution Services include the allocation, distribution, and delivery of water through Provider’s private existing infrastructure and any extensions, improvements, or additions thereto that may be required to ensure delivery to each of Recipient’s facilities, all under Provider’s water concession(s).

The Parties further acknowledge that the water distributed under this Service Level Agreement is supplied under Provider’s water concession(s) from groundwater extracted by Provider through wells located within the Site (currently three (3)) (the “Water Source”). Provider shall obtain and maintain the permits and authorizations required under applicable Mexican Law to receive and distribute water from the Water Source.

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B.	COST

Recipient shall pay Provider for the Water Distribution Services, including any Additional Water Distribution Service, on the basis of the volume of water actually distributed to Recipient’s facilities, as measured in cubic meters (m³) at the applicable meters (or if meters are not available, on the basis otherwise agreed by the Parties) (the “Water Distribution Fee”). Such fees constitute compensation for the operation, maintenance, administration, and provision of Provider’s water distribution infrastructure, including pumping, treatment, and metering systems, and do not constitute, nor shall they be construed as, a price, payment, or consideration for the sale, transfer, or assignment of water or any water rights. For the avoidance of doubt, the Water Distribution Fee does not include any component attributable to the intrinsic value of the water distributed, which remains a national asset (bien nacional) not subject to private appropriation. The rate per cubic meter (m³) shall be variable and calculated in accordance with Schedule 4. The rate shall be pass-through, without profit or margin for Provider, consistent with the arm’s-length principle and applicable Mexican Law.

C.	EXCLUSIONS AND LIMITATIONS

The provision of Water Distribution Services under this Service Level Agreement is subject to the following exclusions and limitations:

i.

Provider shall reserve and make available to Recipient the volume of water set forth in Schedule 3 (the “Baseline Water Allocation”). The Baseline Water Allocation shall constitute the maximum volume that Provider is obligated to distribute to Recipient’s facilities; provided that Provider shall also distribute any Additional Water Distribution Services agreed under Section 3.D. Changes to the Baseline Water Allocation shall require the mutual written agreement of the Parties; provided, however, that Provider shall not reduce the Baseline Water Allocation without Recipient’s prior written consent.

ii.

The Water Distribution Services are subject to the terms, conditions, and volume limitations of Provider’s water concession(s) granted by CONAGUA. Provider shall use commercially reasonable efforts to maintain its water concession(s) in good standing and to pursue renewal and, where commercially reasonable, expansion of the volumetric allocation thereunder. Provider shall promptly notify Recipient of any communication, proceeding, or action by CONAGUA or any other Governmental Entity that could reasonably be expected to affect the Water Distribution Services, including any reduction, modification, suspension, or revocation of Provider’s water concession(s). Provider shall not be liable for any delay, reduction or inability to obtain or maintain concession volume caused by CONAGUA, another Governmental Entity, or a third party beyond Provider’s reasonable control.

iii.

The Parties acknowledge that the water infrastructure within the Site consists of two (2) categories: (a) the infrastructure that, as holder of the water concession title(s), Provider is required to install under applicable Mexican Law to extract water through wells when the source is groundwater, including a meter installed at the point of extraction to measure the volumes consumed, which meter is connected to CONAGUA and transmits daily consumption measurements (the

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“Concession Infrastructure”); and (b) any infrastructure constructed downstream of such metering point, which is considered additional infrastructure and is privately owned (the “Additional Infrastructure”). The Additional Infrastructure used for the distribution of water volumes supplied by Provider to Recipient shall be independent from and separate from the Concession Infrastructure associated with Provider’s concession titles for the use and exploitation of national waters within the Site. Provider shall maintain such separation in compliance with applicable Mexican Law and shall ensure that such separation does not adversely affect Recipient’s right to receive the Water Distribution Services or the Additional Water Distribution Services contemplated under Section 3.D. Provider shall be solely responsible for obtaining and maintaining all environmental permits, licenses, and authorizations required for the operation of the Concession Infrastructure and the Additional Infrastructure used for the provision of the Water Distribution Services.

iv.

In the event that CONAGUA reduces, modifies, suspends, or revokes Provider’s water concession(s), or if the available volume under such concession(s) is or may become insufficient to fully satisfy the Baseline Water Allocation, Provider shall: (a) notify Recipient in writing within five (5) Business Days of becoming aware of such event; (b) prioritize the allocation of available water volume to Recipient’s facilities before allocating water to third parties; (c) use commercially reasonable efforts to cooperate with Recipient in good faith to identify and implement commercially reasonable alternatives, including seeking additional concession volume from CONAGUA or securing alternative water supply sources; and (d) the Parties shall equitably share the reasonable, documented incremental costs associated with securing such alternative supply, taking into account the relative benefits, control and responsibility of the Parties; provided that, to the extent such event results from Provider’s breach of this Service Level Agreement or failure to maintain its water concession(s) in good standing, such costs shall be borne by Provider. Provider shall not be required to incur material capital expenditures for alternative supply unless Recipient has approved such expenditures in writing and agreed to bear its agreed share of the costs.

v.

Provider’s obligation to provide the Water Distribution Services shall be limited to the distribution of the water volumes required under this Service Level Agreement to Recipient through Provider’s private infrastructure within the Site and all actions reasonably necessary to maintain such private infrastructure in proper operating condition and with sufficient capacity to enable Provider to perform its obligations under this Service Level Agreement.

vi.

Provider shall not enter into any agreement, commitment, or arrangement with any third party that would reduce the volume of water available for distribution to Recipient below the Baseline Water Allocation, without Recipient’s prior written consent; provided that Provider may enter into arrangements with third parties for surplus water capacity above the Baseline Water Allocation, so long as such arrangements do not reduce availability to Recipient below the Baseline Water Allocation.

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vii.

A portion of the Baseline Water Allocation will be distributed by Provider to Recipient for use in Recipient’s chilled water system (the “Chilled Water Supply”); provided that in addition to being supplied from the Water Source, it may also be supplied from other sources to be agreed between the Parties.

viii.

Any future investments, capital expenditures, expansions, or improvements made by or on behalf of Provider in the Concession Infrastructure or the Additional Infrastructure for purposes of Provider’s own growth or the growth of its other operations within the Site shall be borne solely by Provider and shall not be charged to Recipient, whether as part of the Water Distribution Fee or otherwise.

ix.

Each Party shall have the right, at any time and independently, to contract for the supply of water directly with the Governmental Entity having jurisdiction over the Site or with any third party duly authorized by such Governmental Entity for such purpose, in accordance with applicable Mexican Law. Any such contracting shall be at the sole cost, expense, and responsibility of the contracting Party, and shall not modify, reduce, or otherwise affect the other Party’s rights and obligations under this Service Level Agreement, including Provider’s obligation to make available the Baseline Water Allocation.

D.	ADDITIONAL WATER DISTRIBUTION SERVICES AND FORECASTING

Recipient may request in writing that Provider provide water distribution services (including for the Chilled Water Supply) in excess of the Baseline Water Allocation (“Additional Water Distribution Services”). Each request for Additional Water Distribution Services (a “Water Capacity Request”) must specify the volume, duration, and the specific facilities requiring such additional services and include: (a) Recipient’s good-faith forecasts of its water distribution requirements for the short term (the next twelve (12) months), the medium term (the next twelve (12) to thirty-six (36) months), and the long term (more than thirty-six (36) months); and (b) any supporting documentation Provider reasonably requests to evaluate the Water Capacity Request, including equipment specifications. Provider shall respond in writing to each such Water Capacity Request within five (5) Business Days of receipt.

i.

Availability; Provider Priority. Any provision of Additional Water Distribution Service depends on Provider determining, in its sole discretion, that it has available volume from the Water Source or other applicable source and supporting infrastructure available after meeting Provider’s own current and projected requirements (“Excess Water Capacity”).

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ii.

Methods of Provision. If Excess Water Capacity is available and the Parties sign a written agreement on the amount of Additional Water Distribution Service and its terms, Provider will make it available to Recipient by one of the following methods:

(a) Temporary Allocation. Provider allocates the Additional Water Distribution Service to Recipient for an initial term of one (1) year. Before each anniversary of the start of that term, the Parties will reassess whether Recipient still needs the Additional Water Distribution Service, based on Recipient’s updated forecasts. Provider may choose, in its sole discretion, not to renew the allocation for any following one (1)-year term by giving Recipient written notice at least ninety (90) days before the current term ends. The Parties will revise the allocation of fees for any renewal term to reflect the Additional Water Distribution Service being allocated. A temporary allocation shall not increase the Baseline Water Allocation.

(b) Permanent Incremental Allocation. The Parties may agree that Provider permanently allocates the Additional Water Distribution Service to Recipient, in which case Recipient will pay all costs of any capital expenditure (including but not limited to hardware and mechanical and electrical equipment) needed to deliver it, and such Additional Water Distribution Service shall form part of the Baseline Water Allocation.

(c) Dedicated Expansion. Provider expands its capital infrastructure to create the Additional Water Distribution Service, and Recipient pays all of the costs of such expansion. The resulting Additional Water Distribution Service will be dedicated to Recipient’s exclusive use, under the terms the Parties agree in writing, and shall form part of the Baseline Water Allocation.

If the Parties agree in writing that Provider will pursue additional water volumes in order to provide Additional Water Distribution Service, Provider shall use commercially reasonable efforts to pursue the required procedures with CONAGUA and keep Recipient reasonably informed and provide Recipient with copies of any material communications with CONAGUA relating thereto. Provider shall not be liable for any delay, refusal or inability caused solely by any Governmental Entity, provided that Provider has timely taken the actions within its control and continues to diligently pursue the requested capacity.

Additional Water Distribution Service shall be charged in accordance with the pricing mechanism under Section 3.B, together with any costs agreed by the Parties in writing under this Section 3.D. Provider shall not charge Recipient any profit or margin in respect of Water Distribution Services.

4.	ADDITIONAL CONSIDERATION

A.	GENERAL PRINCIPLES

It is the intent of Provider and Recipient that the cost calculations in this Service Level Agreement will capture all costs, fees and credits incurred by Provider associated with the delivery of the Services to Recipient without subsidizing Recipient or unduly benefitting Provider. Although Provider and Recipient have attempted to anticipate all of the costs associated with the delivery of the Services over the term of this Service Level Agreement, any unforeseen costs directly associated with the delivery of the Services will be passed on to Recipient. To the

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extent Provider incurs a cost in connection with the delivery of a Service that benefits Recipient, such cost will be shared with Recipient. To the extent Provider reduces a cost in connection with the delivery of a Service that benefits Recipient, such cost savings will also be shared with Recipient. Recipient shall have the right, upon reasonable notice, to review Provider’s books and records supporting any costs charged under this Service Level Agreement.

Costs will be determined using Provider’s accounting rules on the Service Level Agreement Effective Date. Any proposed changes to such accounting rules (and the financial impact of such changes) will be disclosed to Recipient in advance.

B.	INCREMENTAL SUPPORT COSTS

Recipient shall be solely responsible for all costs, fees, charges or expenses relating to or resulting from the Services requested by Recipient where Recipient is the primary beneficiary (to the extent any such costs, fees, charges or expenses have not already been charged to Recipient hereunder), including any incremental costs of complying with applicable Mexican Law or obtaining or modifying Permits to the extent arising solely from such requested Services.

5.	TERM AND TERMINATION

A.	TERM

This Service Level Agreement is effective as of the Service Level Agreement Effective Date and shall continue in effect for the duration of the term of the Guadalajara Lease, which may be extended for an additional period upon terms to be agreed by the Parties, unless terminated in accordance with this Service Level Agreement or the Agreement.

B.	TERMINATION

i.

Except as expressly provided in Section 5.B(iii), Section 5.B(iv) and Section 6, Provider shall have no right to voluntarily terminate this Service Level Agreement or any Service under this Service Level Agreement unless Recipient has expressly consented in writing and materially equivalent substitute services are legally available, physically connected, tested and fully operational for Recipient.

ii.	Recipient may terminate any Service by giving Provider written notice that satisfies the Required Notice Period applicable to Recipient for such Service.

iii.

Provider may terminate a Service if Recipient has permanently ceased using that Service or fails to pay undisputed amounts due for that Service for a period of six (6) months and does not cure such failure within thirty (30) days after written notice, in each case subject to the Essential Site Services protections of this Service Level Agreement and the Agreement.

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iv.

Notwithstanding anything to the contrary in the Agreement, if at any time, any Governmental Entity threatens to initiate or initiates any action claiming or asserting jurisdiction over Provider as a public utility or electric utility due to Provider’s provision of the Services, the Parties shall cooperate in good faith to identify and implement a commercially reasonable solution that permits the Services to continue in compliance with applicable Mexican Law before either Party may seek termination on that basis. Provider shall not terminate this Service Level Agreement solely because of any such threat or action unless the Parties have exhausted such good-faith cooperation and no legally permissible solution is available.

6.	CHANGE IN LAW

“Change in Law” shall mean the occurrence, after the Service Level Agreement Effective Date, of any of the following: (i) the adoption, publication, or taking effect of any Law, rule, code, Mexican official standards, regulation or treaty; (ii) any change in any Law, rule, regulation, code, Mexican official standards, order, decree or treaty, including any amendment or modification to the Energy Sector and Water Law, its regulations, or any rules, guidelines or criteria issued by the Ministry of Energy (“SENER”), CONAGUA or the Ministry of Environment and Natural Resources (“SEMARNAT”); or in the administration, interpretation, implementation or application thereof by any Governmental Entity, including any change affecting private network requirements, water concession terms, water quality standards, environmental permits, or the terms and conditions of supply and connection agreements with CFE; or (iii) the making or issuance of any request, guideline, resolution or directive (whether or not having the force of law) by any Governmental Entity, including SEMARNAT, CONAGUA, CFE and SENER.

If a Change in Law occurs which (i) renders it impossible or unlawful for Provider to perform or otherwise give effect to any material obligation under this Service Level Agreement; (ii) causes any material provisions of this Service Level Agreement to become inconsistent with applicable Mexican Law; (iii) materially and adversely affects the regulatory approvals, permits, or agreements upon which the provision of the Services depends, including the supply and connection agreements with CFE or the authorization to operate a private network within the Site; or (iv) materially and adversely affects Provider’s water concession titles, environmental permits, or authorizations required for the extraction, distribution, or discharge of water, or imposes new or more restrictive water quality, volumetric, or environmental standards affecting the Water Distribution Services (each, a “Relevant Change in Law”), then a Party may give notice to the other Party of the Relevant Change in Law occurring. The Parties shall meet within fifteen (15) Business Days of such notice to negotiate in good faith such amendments to this Service Level Agreement as are necessary to (A) ensure that Recipient can continue to receive the Services as promptly as possible and with minimal service interruption; (B) achieve (so far as is possible) the same overall balance of rights, obligations, liabilities, risks, and costs under this Service Level Agreement as applied immediately prior to the Relevant Change in Law and to ensure that performance of this Service Level Agreement remains legal and enforceable; (C) allocate fairly between the Parties the incremental costs, if any, of implementing such amendments or restructuring the manner in which the Services are provided; and (D) ensure that any change in the manner of providing the Water Distribution Services continues to comply with the principle that Recipient is charged solely for the distribution service and not for the water itself.

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For the avoidance of doubt, a Change in Law shall not, in and of itself, excuse Provider from its obligation to provide the Services or entitle Provider to suspend, curtail or terminate the Services, except to the extent performance becomes unlawful or impossible. The Parties shall cooperate in good faith to identify and implement commercially reasonable changes to the manner or method of providing the Services that are necessary to allow the Services to continue to be provided in compliance with applicable Mexican Law, including by pursuing any amendments to governmental permits, registrations, water concessions, environmental authorizations, or agreements that may be required. The Parties shall negotiate in good faith an equitable allocation of the incremental costs of complying with a Change in Law or implementing such changes. If the Parties are unable to agree on such cost allocation or amendments within ninety (90) days following delivery of notice of a Relevant Change in Law, Recipient may terminate this Service Level Agreement upon sixty (60) days’ prior written notice to Provider, and Provider may terminate this Service Level Agreement only if performance of the Services has become unlawful or impossible and no legally permissible solution is available. In either case, the Parties shall continue to cooperate to provide and receive the Services until the later of the end of such notice period and the date on which materially equivalent substitute services are available to Recipient, in each case, to the extent legally permissible.

7.	OTHER TERMS

A.	EQUIPMENT

Provider shall own, operate, maintain and provide telemetry for the metering and distribution equipment for purposes of providing the Services, unless otherwise agreed by the Parties. Recipient shall have the right to inspect any such equipment upon reasonable prior notice and subject to applicable Site safety rules. Provider shall ensure that metering equipment is calibrated and certified in accordance with applicable Mexican Law and industry standards. Recipient shall have the right to request independent verification of metering accuracy and water quality testing results at Recipient’s cost (or at Provider’s cost if the metering equipment is found to be outside applicable tolerances, in which case charges shall be adjusted for the period of inaccuracy), provided such request shall not be made more than once per calendar year. If any Dedicated Meter or other meter used to measure the Services is unavailable, malfunctioning or not yet installed for any period, consumption of the applicable Service for such period shall be allocated on a reasonable basis, taking into account Recipient’s historical usage and any other available information, subject to a true-up once accurate meter readings are available.

B.	GENERAL LIMITATIONS

The Services do not include any service, facility or obligation not expressly described in this Service Level Agreement or the Schedules, except as otherwise agreed in writing by the Parties.

The Parties agree that natural gas supply is not covered by this Service Level Agreement.

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Provider shall be responsible for environmental liability arising from the operation of the water distribution infrastructure, including any contamination, spill, or unauthorized discharge occurring within Provider’s distribution network, except to the extent resulting from pre-existing contamination or contamination caused by Recipient’s operations or activities.

C.	DISRUPTIONS AND MAINTENANCE

Recipient shall ensure that Recipient’s facilities are able to safely shut down in the event of a complete loss of electric service, whatever its source.

The Parties shall use commercially reasonable efforts to coordinate planned maintenance and restore Services as promptly as practicable following any disruption, subject to applicable Mexican Law, Permits and emergency protocols applicable at the Site. Provider shall provide Recipient with not less than ninety (90) days’ prior written notice of any planned maintenance that may materially affect the provision of the Services, except in the case of emergency maintenance, in which case Provider shall provide notice as soon as reasonably practicable. Provider shall use commercially reasonable efforts to schedule planned maintenance during periods of low demand and to minimize disruption to Recipient’s operations.

Interruptions of the Services during planned maintenance notified in accordance with this Section 7.C or during emergency maintenance notified as soon as reasonably practicable in accordance with this Section 7.C (each, a “Permitted Maintenance Outage”) shall not constitute a breach of this Service Level Agreement.

D.	REGULATORY CONSIDERATIONS

The Parties acknowledge and agree that it is not the intent of the Parties for Provider to be regulated as a public utility, electric utility or similar entity under Mexican Law. No undertaking by Provider in this Service Level Agreement will constitute the dedication of Provider’s interconnection and distribution facilities or any related portion to the public. Provider is not a public utility or electric utility and Provider’s provision of the Services under this Service Level Agreement is expressly contingent upon the continued operation of Provider’s electricity supply and distribution facilities free from regulation as a public utility or electric utility, in any respect whatsoever under any applicable Mexican Law.

The Parties further acknowledge that the Water Distribution Services are provided under and subject to Provider’s water concession(s) granted by CONAGUA and do not constitute the provision of a public water supply service. Nothing in this Service Level Agreement shall be construed as authorizing Provider to act as a public water utility or to provide water supply services to third parties outside the Site without the appropriate governmental authorizations.

To the extent the Parties are affiliates, the pricing for the Services shall be determined on an arm’s-length basis and shall comply with applicable transfer pricing rules under Mexican Law.

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E.	CONTRACT ADMINISTRATOR

Each Party shall provide the other with written notice informing such Party of the applicable contract administrator contact information. Either Party may change its contract administrator contact information by providing written notice to the other Party of such change. Any change in contract administrator contact information is effective upon delivery of such written notice to the other Party. Either Party may elect to have one notice of contract administrator contact information govern multiple Service Level Agreements.

F.	INFRASTRUCTURE OWNERSHIP

The Parties acknowledge that Provider owns the electrical and water distribution infrastructure and facilities within the Site, including all substations, transformers, distribution lines, meters, pipes, valves, pumping stations, storage tanks and related equipment used for the provision of the Services. Provider shall be responsible for routine maintenance, ordinary repairs, and replacement of its distribution infrastructure necessary for such infrastructure to function properly. Any upgrade that primarily benefits Recipient, including a capacity expansion requested by Recipient, shall be subject to Recipient’s prior written approval and equitable cost-sharing as agreed by the Parties; provided that Recipient shall not be responsible for replacements or capital expenditures required for Provider’s infrastructure to function or to maintain the Guaranteed Power Capacity. Recipient shall not make any modifications or connections to the distribution infrastructure without Provider’s prior written consent. The ownership, maintenance and replacement obligations with respect to the distribution infrastructure may also be addressed in the Guadalajara Lease between the Parties, and in the event of any conflict, the terms of the Guadalajara Lease shall prevail; provided that nothing in the Guadalajara Lease shall reduce Provider’s obligations under this Service Level Agreement with respect to the Guaranteed Power Capacity, the Baseline Water Allocation or the provision of the Services.

8.	MISCELLANEOUS

This Service Level Agreement is incorporated by reference into the Agreement. In the event of any conflict between the terms of this Service Level Agreement and the Agreement, the terms of this Service Level Agreement shall prevail. This Service Level Agreement shall be governed by and construed in accordance with the laws of Mexico, consistent with the governing law of the Agreement. Any dispute, controversy, or claim arising out of or relating to this Service Level Agreement, including any question regarding its existence, validity, interpretation, performance, breach, or termination, shall be finally resolved by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (ICC), as in effect from time to time. The seat of arbitration shall be Mexico City, Mexico. The arbitration proceedings shall be conducted in the English language, unless otherwise agreed in writing by the Parties. The arbitral tribunal shall consist of three arbitrators, appointed in accordance with the ICC Rules. The award rendered by the arbitral tribunal shall be final and binding upon the Parties.

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Except for liability arising from a Party’s fraud, willful misconduct or gross negligence, each Party’s total aggregate liability under this Service Level Agreement, whether in contract, statute or otherwise, shall not exceed the total fees paid or payable by Recipient under this Service Level Agreement during the twenty-four (24)-month period preceding the event giving rise to the claim. This limitation shall apply notwithstanding any other provision of this Service Level Agreement or the Agreement, except to the extent a specific provision expressly provides a lower limitation or an exclusive remedy.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Service Level Agreement to be executed as of the Service Level Agreement Effective Date.

PROVIDER

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

By:
Name:
Title:

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RECIPIENT

FLEXTRONICS PLASTICS, S.A. DE C.V.

By:
Name:
Title:

B-61

Schedule 1

Guaranteed Power Capacity

B-62

Schedule 2

Electric Services – Cost

B-63

Schedule 3

Water Distribution Services – Baseline Water Allocation

B-64

Schedule 4

Water Distribution Services – Cost

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SCHEDULE B

INTENTIONALLY OMITTED SERVICES

None.

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SITE SERVICES AGREEMENT (GUAD NORTH)

BY AND BETWEEN

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

AND

FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V.

DATED AS OF [•]

Table of Contents

Page

ARTICLE I

DEFINITIONS

Section 1.01	Definitions	B-1

ARTICLE II

SERVICES PROVIDED

Section 2.01	Scope of Service; Standard of Care	B-9
Section 2.02	Term	B-12
Section 2.03	Change in Operations and Facility Expansions	B-12
Section 2.04	Maintenance Expenditures	B-13
Section 2.05	Provider Personnel; Access	B-14
Section 2.06	Operations and Laws	B-16
Section 2.07	Risk of Loss	B-16
Section 2.08	Insurance	B-16
Section 2.09	Migration From Services	B-17

ARTICLE III

COMPENSATION; INVOICING; AUDITS

Section 3.01	Consideration; Taxes	B-17
Section 3.02	Invoices; Mexican Tax Compliance	B-20
Section 3.03	Payments; Audit	B-20

ARTICLE IV

INTELLECTUAL PROPERTY

Section 4.01	Intellectual Property	B-22

ARTICLE V

RECORDS; FORECASTS

Section 5.01	Records	B-22
Section 5.02	Annual Service Forecast	B-23

ARTICLE VI

TERMINATION

Section 6.01	Voluntary Termination of a Service	B-23
Section 6.02	Early Termination	B-24
Section 6.03	Effect of Termination	B-25
Section 6.04	Survival of Payment Obligations	B-26
Section 6.05	Settlement of Accounts	B-26

ARTICLE VII

DISCLAIMER OF WARRANTIES

Section 7.01	Conformance with Specifications	B-26
Section 7.02	Disclaimer of Warranties	B-26

ARTICLE VIII

LIMITATION OF LIABILITY

Section 8.01	Liability	B-27
Section 8.02	Limitation of Losses	B-27
Section 8.03	Exceptions to Limitation of Liability; Enhanced Cap	B-27
Section 8.04	SLA-Specific Liability Provisions	B-28
Section 8.05	Mitigation	B-28

ARTICLE IX

INDEMNIFICATION

Section 9.01	Indemnification	B-28
Section 9.02	Environmental Indemnification	B-29
Section 9.03	Indemnification Procedures	B-30

ARTICLE X

MANAGEMENT AND DISPUTE RESOLUTION

Section 10.01	Contract Managers	B-31
Section 10.02	Service Coordinators	B-31
Section 10.03	Dispute Resolution	B-31

ARTICLE XI

ENVIRONMENTAL, HEALTH AND SAFETY MATTERS

Section 11.01	Environmental, Health and Safety	B-32

Schedules

Schedule A – SLAs
Schedule B – Intentionally Omitted Services

SITE SERVICES AGREEMENT (GUAD NORTH)

This SITE SERVICES AGREEMENT (GUAD NORTH) is entered into as of [•] (the “Signing Date”), by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Provider”), and FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V., a Mexican entity existing under the laws of Mexico (“Recipient”). Provider and Recipient are at times referred to herein individually as a “Party” and collectively as the “Parties.” This Agreement shall become effective with respect to a Service on the date set forth on the applicable SLA (each, an “Effective Date”).

W I T N E S S E T H:

WHEREAS, Flex Ltd. and Archer SpinCo, Inc. are parties to that certain Separation and Distribution Agreement, dated as of [•] (as amended from time to time, the “Separation Agreement”), pursuant to which their respective businesses and operations are being separated; and

WHEREAS, in connection with the transactions contemplated by the Separation Agreement, Provider has agreed to provide certain Services (as hereinafter defined) to Recipient at the Site (as hereinafter defined) pursuant to this Agreement.

NOW, THEREFORE, subject to the terms, conditions, covenants and provisions of this Agreement, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Provider and Recipient mutually covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Separation Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Action” shall mean any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative and whether at law or in equity) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal or authority.

“Affiliate” has the meaning set forth in the Separation Agreement.

“Agreement” shall mean this Site Services Agreement (Guad North) and includes all Schedules and SLAs hereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Applicable Exchange Rate” shall mean the Bloomberg fixing rate at 5:00 p.m. New York City Time on the date that is two Business Days before the date the payment is required to be made or, as applicable, on which an invoice is submitted (provided, however, that with regard to any payments in respect of Losses for payments made to Third Parties, the date shall be the Business Day before the relevant payment was made to the Third Party) or in the Wall Street Journal on such date if not so published on Bloomberg.

“Business Day” has the meaning set forth in the Separation Agreement.

“Calendar Year” shall mean a period of twelve (12) consecutive calendar months commencing on any January 1.

“Change” shall mean each change to the nature or the manner of performing a Service, including (a) a material decrease (including in duration) in the service level applicable to any Service, (b) any additional service, or (c) any change to the Specifications for the provision of such Service.

“Change Request” shall mean a written description of a proposed Change.

“Claim” or “Claims” shall mean any claim, whether actual or potential, known or unknown, suspected or unsuspected, contingent or non-contingent, whether concealed or hidden, upon any theory of law or equity, based upon past or future events, now existing or coming into existence in the future.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Consent Costs” shall mean all out-of-pocket costs paid or coming due before or after the Effective Date with respect to the Site associated with securing consents from Third Parties that are required to provide the Services to Recipient at the Site.

“Contamination” means the Release of any Hazardous Material to, on, onto or into the environment.

“Contract” shall mean any written contract, lease, license, agreement, instrument or other commitment that is binding on any Person or entity or any part of its property under applicable Law, other than a Permit.

“Contract Manager” shall have the meaning set forth in Section 10.01.

“Critical Service” shall mean any Service expressly designated as a “Critical Service” in the applicable SLA.

“Default Rate” shall mean, for any day, a rate per annum equal to the lesser of (i) the Prime Rate then in effect plus two percent (2%) and (ii) the maximum rate of interest permitted by applicable Law.

“Defaulting Party” shall have the meaning set forth in Section 6.02(a).

“Dispute” has the meaning set forth in the Separation Agreement.

“Due Date” shall have the meaning set forth in Section 3.03(a).

“Effective Date” shall have the meaning set forth in the Preamble.

“EH&S Policies” shall mean the bona fide environmental, health and safety policies and procedures in effect at the Site from time to time, in each case to the extent applicable to the relevant access or activities and communicated to the applicable Party in advance.

“Environmental Laws” shall mean, collectively, any and all Laws, Judgments or other legal requirements of a Governmental Entity relating to Contamination, pollution, human health or safety, or protection of the environment, air, soil, subsoil, surface water, groundwater or natural or biotic resources, including Laws relating to the exposure to, or Release, threatened Release (including investigation and clean-up of such Release) or the presence of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, import, registration, notification, labeling, use, treatment, storage, transport, disposal or handling of Hazardous Materials and all Laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

“Environmental Permits” shall have the meaning set forth in Section 9.02(a).

“Essential Site Service” shall mean any Service identified in the applicable SLA as necessary for continuous access to, occupancy of or lawful operation of Recipient’s Facility. The designation of a Service as an Essential Site Service shall not, by itself, cause such Service to be a Critical Service for purposes of Article VIII.

“Facility” shall mean the Provider’s Facility and/or the Recipient’s Facility, as applicable.

“Force Majeure” shall mean, for each Party, any circumstance(s) beyond the reasonable control of that Party which has the effect of materially delaying, hindering or preventing, in whole or in part, the performance of such Party’s obligations under this Agreement, including, but not limited to, any of the following events:

(a) acts of God or acts of providence that result in a shutdown, failure, incapacity or reduced capacity of the facilities associated with the performance of this Agreement, including epidemics, landslides, hurricanes, floods, washouts, fires, lightning, earthquakes, storm warnings, perils of the sea, extreme heat or extreme cold, and other adverse weather conditions and threats of any of the foregoing, and whether preceded by, concurrent with, or followed by acts or omissions of any human agency (other than the affected Party’s employees or contractors, or the affected Party’s vendors or suppliers who are under the reasonable control of the affected Party), whether foreseeable or not;

(b) acts or omissions of Governmental Entities not resulting from any breach of this Agreement or failure to comply with applicable Law or Permits by the Party claiming to be affected by such event (or its Affiliates);

(c) acts of civil disorder including acts of sabotage, acts of the public enemy, acts of war (declared or undeclared), blockades, insurrections, riots, mass protests or demonstrations or threats of any of the foregoing, and police action in connection with or in reaction to any such act of civil disorder;

(d) acts of industrial disorder, including strikes, lockouts, picketing and threats of any of the foregoing, when any such act of industrial disorder directly or indirectly results in the inability of the affected Party to perform its obligations under this Agreement, regardless of whether the settlement of any labor dispute to prevent or end any such act of industrial disorder is within the sole discretion of the Party involved in such labor dispute;

(e) failure of any suppliers to supply materials to the affected Party, including the failure of any electric energy provider, such as a public electric utility, to supply electric energy to the affected Party, except to the extent resulting from the affected Party’s breach or default under, or failure to pay amounts due pursuant to, the applicable agreement with such Third Party; and

(f) failures of equipment, except to the extent resulting from the affected Party’s failure to maintain, repair or operate such equipment in accordance with this Agreement or the applicable SLA;

provided that, in each case, such event materially impacts the assets or operations required for the applicable Party’s performance under this Agreement and is not under or within the reasonable control of the Party (or its Affiliates) claiming to be affected by such event; provided, further, that no Force Majeure shall be deemed to exist to the extent the applicable event results from such Party’s breach of this Agreement or failure to comply with applicable Law or Permits.

Force Majeure shall not include (i) lack of funds, (ii) any voluntary sale, transfer or encumbrance by the affected Party, to the extent such action causes the claimed inability to perform, or (iii) the affected Party’s failure to maintain or timely renew any Permit, license, access right or other right within such Party’s reasonable control and required for its performance under this Agreement.

“Governmental Entity” shall mean any national, state, municipal, local, supranational or foreign government or any court or other tribunal of competent jurisdiction, regulatory or administrative authority, arbitral body (public or private), agency or commission or other national, state, local, supranational or foreign governmental authority or instrumentality (excluding any state-owned enterprise or similar entity).

“Guadalajara Lease” shall mean that certain lease, dated as of [•], by and between Parque de Tecnología Electrónica, S.A. de C.V., as landlord, and FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V., as tenant, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Hazardous Material” shall mean (a) any petroleum or petroleum products, radioactive materials, radon, asbestos or asbestos-containing materials in any form, lead-based paint, urea formaldehyde, foam insulation, per- and polyfluoroalkyl substances or polychlorinated biphenyls; or (b) any chemicals, materials, substances, compounds, mixtures, products or byproducts, biological agents, pollutants, contaminants or wastes (or combination thereof) that are now or hereafter become listed, defined or characterized as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “special waste,” “toxic substances,” “pollutants,” “contaminants,” “toxic,” “dangerous,” “corrosive,” “flammable,” “reactive,” “radioactive,” or words of similar import under any Environmental Law.

“Indemnified Party” shall have the meaning set forth in Section 9.03(a).

“Indemnifying Party” shall have the meaning set forth in Section 9.03(a).

“Intellectual Property” shall have the meaning set forth in the Separation Agreement.

“Intentional Misconduct” means an act or omission of a Person that is (a) in breach of this Agreement; and (b) intended to cause the consequences such act or omission would have on the rights, business, operations, property, health or safety of another Person. “Intentional Misconduct” shall include:

(i)	any intentional full or partial shutdown or full or partial slowdown of a Facility by a Party, in each case, in breach of this Agreement and undertaken with such specific intent; and

(ii)	fraud.

“Intentionally Omitted Services” shall mean those Services set forth on Schedule B.

“Judgment” shall mean any judgment, injunction, ruling, award, order, determination, decree or writ of any Governmental Entity, arbitrator or arbitral tribunal.

“Law” shall mean any national, state, local, supranational or foreign law, act, statute, code (including the Code), order, ordinance, common law, rule, ruling, regulation, writ, award, Judgment, injunction, decree or treaty (including any Tax treaty), in each case promulgated by a Governmental Entity.

“Liability” or “Liabilities” shall mean any and all indebtedness, liabilities, guarantees, assurances, commitments and obligations of any kind or nature, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, reflected on a balance sheet or otherwise, whenever or however arising, including, but not limited to, those arising under any Law or Judgment, Contract or tort based on negligence or strict liability.

“Losses” shall mean all losses, Liabilities, claims, fines, deficiencies, damages, payments (including those arising out of any settlement or Judgment relating to any Action), interest, obligations, penalties, fees and costs and expenses of any kind (including reasonable accountants’ and attorneys’ fees and disbursements incurred in the defense thereof).

“Maintenance Expenditure” shall mean any expenditure including capital expenditures for renewal, replacement, rehabilitation, unplanned maintenance or refurbishment associated with a Service Asset and which is reasonably necessary to keep the Service Asset operating properly, maintain it, and keep it within regulatory operating compliance so as to ensure that Provider can continue providing the level, nature or manner of Service required under any applicable SLA(s).

“Mexican Law” shall mean any applicable provision of the Constitution of the United Mexican States, any treaty in force in Mexico, any applicable federal law of Mexico or state or municipal law, code, regulation, rule, decree, ordinance, tariff, mandatory Mexican Official Standard, Judgment, injunction, order or other binding legal requirement issued or enacted by a competent Governmental Entity in Mexico, including the applicable laws of the State of Jalisco and the municipality in which the Site is located.

“Monthly Costs” shall mean, with respect to any Service for any month, the amounts payable by Recipient for such Service as set forth in or determined in accordance with the applicable SLA.

“Non-Defaulting Party” shall have the meaning provided in Section 6.02(a).

“Ordinary Course of Business” shall mean an action taken by a Person in the ordinary course of the normal day-to-day operations of such Person.

“Party” or “Parties” shall have the meanings set forth in the Preamble.

“Permit Holder” shall have the meaning provided in Section 11.01(a).

“Permits” shall mean permits, approvals, authorizations, consents, licenses, registrations, exemptions, concessions or certificates issued by any Governmental Entity.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Prime Rate” shall mean, for any day, the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the “bank prime loan” rate then published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15 entitled “Selected Interest Rates” or any successor publication or, if such rate is no longer published therein, any successor or substantially similar rate published by the Federal Reserve Board. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Rata Share” shall mean with respect to a Service, on any date of determination, a fraction (a) the numerator of which is the level or quantity of such Service consumed or used by Recipient at the Site during the period commencing on the later of (i) the date that is twelve (12) months prior to such date of determination and (ii) the applicable Effective Date, and ending on such date of determination, and (b) the denominator of which is the sum of the level or quantity of such Service consumed or used by all processes (including those of Recipient, Provider and any applicable Third Party) at the Site during such period.

“Provider” shall have the meaning set forth in the Preamble.

“Provider’s Facility” shall mean the land and/or premises owned, licensed, occupied, sub-leased or leased by Provider at the Site (excluding Recipient’s Facility) together with the assets owned by Provider at the Site.

“Reasonable and Prudent Operator” shall mean, with respect to any Service, a Person that (a) to the extent such Service was historically provided at the Site, performs such Service in a manner generally consistent with historical practice with respect to such Service at the Site and (b) to the extent such Service was not historically provided at the Site, exercises the degree of skill, diligence, prudence and foresight reasonably and ordinarily expected of a skilled and experienced provider of services of the same or similar nature under the same or similar circumstances, and, in each case, applies a standard of care no less than that generally applied by Provider in the conduct of its own internal operations.

“Recipient” shall have the meaning set forth in the Preamble.

“Recipient’s Facility” shall mean the premises leased to Recipient under the Guadalajara Lease, together with the assets owned by Recipient and located at such premises and the access, easement, use and other rights granted to Recipient under the Guadalajara Lease that are necessary for Recipient’s occupancy and operations at such premises.

“Release” shall mean any release, spill, emission, discharge, escaping, leaking, pumping, dumping, injection, deposit, disposal, dispersal, leaching or migration or any other release into the indoor or outdoor environment (including ambient air, soil, subsoil, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Material through or in the air, soil, subsoil, surface water, groundwater or property.

“Remediation” means any and all actions required under Environmental Law to: (a) cleanup, remove, treat, restore, contain, abate or remediate Hazardous Materials in the indoor or outdoor environment; (b) prevent or minimize the Release or threatened Release of Hazardous Materials (including by way of vapor intrusion) so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (c) perform pre-remedial studies, investigations, restoration and post-remedial monitoring studies or post-cleanup care; or (d) respond to requests of any Governmental Entity for information or documents in any way relating to the investigation, monitoring, cleanup, removal, treatment or remediation or potential investigation, monitoring, cleanup, removal, treatment or remediation of Hazardous Materials in the indoor or outdoor environment.

“Required Notice Period” shall mean, with respect to a termination of a Service by Recipient pursuant to Section 6.01, the notice period specified in the applicable SLA or, if no such period is specified, six (6) months. Provider shall have no voluntary termination right pursuant to Section 6.01 unless the applicable SLA expressly provides such a right, in which case the “Required Notice Period” applicable to Provider shall be the notice period expressly specified therein.

“Response Action” shall mean any investigation, remediation or other response action addressing a Release.

“Sales Taxes” shall mean all sales, use, value added, consumption, service, goods and services, excise or similar Taxes, however denominated and any duties, imposts, charges, fees or other levies of whatever nature assessed on the provision of the Services, including any interest and any penalties, fines, additions to tax or additional interest related thereto. Sales Taxes shall not include any income-based Taxes measured by or imposed on Provider’s net income.

“Service” shall have the meaning provided in Section 2.01(a).

“Service Asset” shall mean, on any date of determination, any asset located at or appurtenant to the Facility and used by Provider on such date to provide a Service to Recipient, including all equipment, fixtures, physical facilities, machinery, inventory, spare parts, supplies, tools and other tangible personal property.

“Service Coordinator” shall have the meaning provided in Section 10.02.

“Service Fees and Expenses” shall have the meaning provided in Section 3.02.

“Service Term” shall have the meaning provided in Section 2.02(b).

“Services-Related Response Action” shall mean a Response Action required to be performed as a result of any matter for which indemnification is required under Section 9.02 of this Agreement.

“Shared Permit” shall have the meaning provided in Section 11.01(a).

“Signing Date” shall have the meaning set forth in the Preamble.

“Site” shall mean the Guadalajara North campus located at Carretera Base Aérea, Zapopan, Jalisco, Mexico, where the Facilities are located.

“SLA” shall mean, for any Service, the relevant document in Schedule A which describes in detail such Service and the specific terms relating thereto, including, as applicable, the Specifications, service levels, Service Term, Monthly Costs and applicable costing method.

“Specification” shall mean the specifications or scope of the Service stated in the relevant section of the applicable SLAs, as those Specifications may be amended from time to time either in accordance with the terms of the relevant Section of such SLAs or by agreement in writing between the Parties.

“Taxes” shall mean all taxes of any kind, and all duties, assessments, levies, impost or other like governmental charges in the nature of a tax, including any federal, state, local or foreign income, estimated, sales, use, ad valorem, receipts, value added, franchise, goods and services, profits, license, withholding, payroll, employment, unemployment, excise, premium, property, customs duty, net worth, capital gains, transfer, stamp, documentary, social security (or similar), disability, excise, severance, stamp, environmental, alternative or add-on minimum, or occupation taxes or de-grouping charges, whether or not disputed, together with all interest, penalties and additions imposed with respect to such amounts.

“Taxing Authority” shall mean any Governmental Entity responsible for the administration, determination, collection, assessment or imposition of any Tax.

“Term of this Agreement” shall have the meaning set forth in Section 2.02(a).

“Third Party” shall mean a Person who is not a Party or an Affiliate of a Party.

“Third Party Claim” shall have the meaning provided in Section 9.03(a).

“VAT” shall mean any value-added, excise, sales, use, goods and services or similar Taxes (including any tax imposed in compliance with the European Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and legislation and regulations supplemental thereto) wherever imposed, together with any interest, penalties and additions imposed with respect thereto.

“Willful Breach” shall mean a material breach of any covenant or agreement set forth in this Agreement that is the consequence of an action or failure to act by a Party that such Party intentionally takes or intentionally fails to take with actual knowledge that such action or failure to act would cause such material breach.

ARTICLE II

SERVICES PROVIDED

Section 2.01 Scope of Service; Standard of Care.

(a) Services Provided. Upon the terms and subject to the conditions set forth in this Agreement, Provider shall provide, or cause to be provided, to Recipient the services set forth in the SLA (each, a “Service,” and, collectively, the “Services”). Each Service shall be covered by and described in more detail in an SLA attached to and made part of this Agreement, which shall set forth, as applicable, the Specifications, service levels, Service Term, Monthly Costs and applicable costing method. Additional services may be requested and added in accordance with Section 2.01(g)(iii).

(b) Requests for Increase in Service Level under the SLA. In no event shall Recipient be entitled to any increase to the level of Service (including for purposes of expansion of Recipient’s Facility) set forth in the SLA without obtaining the prior written consent of Provider, which consent shall not be unreasonably withheld, conditioned or delayed.

(c) Curtailment of Supply. In the event that any Service is not available at the anticipated levels for any reason (including any failure, delay, deficiency or shortfall in performance by Provider in connection with such Service or any Force Majeure), Provider shall apply any necessary curtailment in good faith and on an equitable basis so as to avoid adversely impacting Recipient’s operations relative to any other operations at the Site receiving the same Service, including, to the extent applicable, Provider’s own operations. Provider shall use commercially reasonable efforts to reduce, eliminate or mitigate the source or cause of any such curtailment; provided that neither Provider nor any of its Affiliates shall be required to commence or prosecute any Action against any Person in connection therewith. To the extent reasonably practicable, Provider shall provide Recipient with advance notice of any impending curtailment, and the Parties shall reasonably cooperate to avoid or mitigate the effects of such curtailment in a commercially reasonable manner.

(d) Standard of Care. Subject to the provisions of Article XI and except as otherwise expressly set forth in the applicable SLA, Provider shall perform the Services in a manner generally consistent with, and with the same standard of care as, that of a Reasonable and Prudent Operator, in each case, in accordance with applicable Law and Permits. Except as otherwise expressly set forth in the applicable SLA, and to the extent applicable, Provider shall provide each Service substantially in the same manner and at substantially the same service level as immediately prior to the Distribution. Nothing in this Agreement shall require Provider to favor the business of Recipient over Provider’s own businesses or those of any of Provider’s Affiliates, including any subsidiaries or divisions; provided that the foregoing shall not permit Provider to prioritize its own operations (or those of its Affiliates) over Recipient’s operations in a manner inconsistent with this Agreement or the applicable SLA. Except as otherwise expressly provided in an applicable SLA or Section 2.04, Provider shall not be required to expand the scope of any Service or undertake any new capital project solely for Recipient.

(e) Changes. Without limiting Section 2.03 and Section 2.04, in the event that a Party desires a Change, such Party shall deliver a Change Request to the other Party’s Contract Manager. No Party shall be entitled to any Change without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed; provided that any request for an Additional Service shall be governed by Section 2.01(g)(iii). The timing for the Parties’ approval or rejection of such Change Requests shall be within a commercially reasonable time period under the circumstances; provided, however, that, with respect to any Change Request required by Law, such period shall be sufficient to meet any applicable deadlines or requirements imposed by Law, provided that the requesting Party has given the other Party reasonable advance notice thereof. If a Change Request is approved, any resulting adjustment to the Monthly Costs or the methodology for determining the Monthly Costs for the affected Service, or any one-time charges or expenses arising from such Change, shall be determined in accordance with the applicable SLA or, to the extent not addressed therein, agreed by the Parties in connection with such Change Request and reflected in an amendment to the applicable SLA. Recipient shall be responsible for any such adjustment, charge or expense so determined or agreed.

(f) Specifications. Without otherwise limiting this Agreement, Section 2.01(d) and Section 2.01(g), Provider shall provide each Service indicated in an SLA to Recipient according to the specific scope and in the scale and description set forth in the SLA, subject to the limitations set forth in such SLA (including as to scope, scale and description). Except as otherwise set forth herein, Recipient shall not be entitled to receive any service, nor shall Recipient be required to purchase or to accept any service, different from that set forth in the respective SLA or as otherwise agreed in writing between the Parties.

(g) Cooperation.

(i) The Parties shall cooperate and use commercially reasonable efforts to obtain all consents from Third Parties that are required in order for Provider to provide the Services to Recipient; provided, however, that Consent Costs shall be borne as expressly provided in the applicable SLA, or, if the applicable SLA does not address such costs, (A) by Provider to the extent such Consent Costs are necessary to provide the applicable Service at the scope and service level then required under the applicable SLA, (B) by Recipient to the extent such Consent Costs arise solely from a Recipient-requested increase in Service, Change or Additional Service, and (C) otherwise, allocated between the Parties on a reasonable basis to the extent attributable to their respective operations or requested changes. Neither Party shall incur or agree to pay any Consent Cost for which the other Party is responsible under this Agreement without such other Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that a Third Party consent cannot be entered into or obtained, the Parties shall cooperate and use their respective commercially reasonable efforts to arrange for alternative methods of delivering such Services.

(ii) Each Party shall use commercially reasonable efforts to cooperate with the other Party with respect to the Services, including to minimize the expense, distraction and disturbance to the other Party in connection therewith. Such cooperation shall include: (1) commercially reasonable efforts to execute and deliver such further instruments or documents as may be reasonably requested by the other Party and reasonably necessary to enable such other Party to perform its obligations with respect to the provision or receipt of the Services hereunder, and (2) subject to Section 2.03, commercially reasonable efforts to notify the other Party in advance of any changes to its operating environment or personnel that materially impact, or would reasonably be expected to materially impact, the provision or receipt of any Service, and commercially reasonable efforts to work with the other Party in good faith to minimize the adverse effects of any such changes on the Services.

(iii) Additional Services. Recipient may from time to time request that Provider provide a service not then included in an SLA (an “Additional Service”). Provider shall consider any such request in good faith and shall respond within a commercially reasonable time. Provider shall not be obligated to provide any Additional Service unless the Parties agree in writing on the scope, term and pricing of such Additional Service. If Provider declines the request, or the Parties do not agree on such terms within a commercially reasonable time, Recipient may obtain the requested service from a Third Party, and Provider shall provide commercially reasonable cooperation to facilitate the provision of such service by the Third Party, including reasonable access to those portions of the Site within Provider’s control as reasonably necessary for such purpose. Any such access shall be subject to the applicable access and use requirements set forth in Sections 2.05(c) and (d). Any reasonable, documented out-of-pocket costs incurred by Provider in providing such cooperation shall be borne by Recipient. Such cooperation shall not require Provider to undertake a new capital project, grant any right to occupy or use the Site beyond the access contemplated by this Section, or materially disrupt its operations. If the Parties agree to add an Additional Service, such Additional Service shall be documented in a new SLA added to Schedule A or an amendment to an existing SLA, in each case setting forth its scope, term and applicable pricing terms. Upon execution of the applicable SLA or amendment, such Additional Service shall be deemed a Service for purposes of this Agreement. An Intentionally Omitted Service may be added as a Service under this Agreement only if the Parties expressly agree in writing and amend Schedule B accordingly.

Section 2.02 Term.

(a) Term of Agreement. This Agreement shall become effective on the Signing Date and shall remain in effect until the earlier of: (i) the expiration or termination of all Services as provided in this Agreement or the relevant SLAs and (ii) termination of this Agreement by either Party pursuant to Article VI hereof (the “Term of this Agreement”).

(b) Service Term. The term of each Service shall commence on the Effective Date specified in the applicable SLA and shall continue until the earliest of: (i) the expiration of such Service as provided in the applicable SLA, as such expiration may be extended pursuant to Section 6.03(b), or the earlier termination of such Service as provided in the applicable SLA; (ii) termination of such Service by either Party pursuant to Article VI hereof; and (iii) the expiration or termination of this Agreement (the “Service Term”).

Section 2.03 Change in Operations and Facility Expansions.

(a) Changes by Provider. Provider shall, to the extent reasonably practicable, provide prior written notice to Recipient prior to making any material change or modification in the operation of Provider’s Facility (including any expansion) that would be reasonably likely to: (i) materially and adversely affect Provider’s ability to provide any Service (prior to the termination of such Service hereunder), (ii) materially and adversely affect Recipient’s ability to receive any Service (prior to the termination of such Service hereunder), (iii) result in any material breach of any applicable Law (or of any Permit) relating to the provision or receipt of any Service or (iv) require any material adverse change in any Permit applicable to Recipient in connection with its receipt of any Service; provided that if Provider wishes to make any such changes, modifications or expansions, it shall notify Recipient, and, unless such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Provider shall not, in the case of the foregoing items (i) through (iv), without Recipient’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), make any such changes, modifications or expansions until Provider has taken such steps to reasonably ensure that the changes, modifications or expansions do not result in the foregoing items (i) through (iv); provided, further, that in the event that any such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Provider shall cooperate in good faith with Recipient to use reasonable best efforts to minimize the adverse effect of such changes, modifications or expansions on Recipient’s receipt of the affected Services and, for the avoidance of doubt, Recipient’s prior written consent shall not be required.

(b) Changes by Recipient. Recipient shall, to the extent reasonably practicable, consult with Provider prior to making any material change or modification in the operation of Recipient’s Facility (including any expansion of capacity) that would be reasonably likely to: (i) materially increase Recipient’s demand for any Service; (ii) materially and adversely affect Recipient’s ability to receive any Service (prior to the termination of such Service hereunder); (iii) materially and adversely affect Provider’s ability to provide any Service (prior to the termination of such Service hereunder); (iv) result in any material breach of any applicable Law (or of any Permit) relating to the provision or receipt of any Service; or (v) require any material adverse change in any Permit applicable to Provider in connection with its provision of any Service; provided that if Recipient wishes to make any such changes, modifications or expansions, it shall notify Provider, and, unless such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, it shall not, in the case of the foregoing items (i) through (v), without Provider’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), make any such changes, modifications or expansions until it has taken such steps to reasonably ensure that the changes, modifications or expansions do not result in the foregoing items (i) through (v); provided, further, that in the event that any such changes, modifications or expansions are required by Law, a Governmental Entity with jurisdiction, or to avoid a reasonably imminent risk of material harm to Persons or property, Recipient shall cooperate in good faith with Provider to use reasonable best efforts to minimize the adverse effect of such changes, modifications or expansions on Provider’s provision of the affected Services. Notwithstanding the foregoing, any request by Recipient for an increase in the level of any Service shall also be governed by Section 2.01(b).

Section 2.04 Maintenance Expenditures The Parties recognize that, in the Ordinary Course of Business, operation of the Service Assets will require the incurrence of a certain level of Maintenance Expenditures. Provider shall determine in its reasonable discretion the amount of Maintenance Expenditures that are required to keep the Service Assets operating properly, maintained, and within regulatory operating compliance, and will consult with and consider in good faith any requests from Recipient regarding the foregoing.

Before incurring any non-emergency Maintenance Expenditure for which Provider intends to seek reimbursement from Recipient, Provider shall provide Recipient with reasonable prior written notice describing (i) the proposed work, (ii) the reason such work is necessary, (iii) the estimated cost and anticipated schedule, (iv) any quotes then obtained from Third Parties, and (v) the proposed allocation of such cost among Recipient, Provider and any other users of the applicable Service Asset.

Provider shall fund such Maintenance Expenditures; provided that, except to the extent included in the Monthly Costs or otherwise addressed in the applicable SLA, Recipient shall reimburse Provider for Recipient’s allocable share of such Maintenance Expenditures, determined using the allocation methodology set forth in the applicable SLA for the affected Service or, if no such methodology is specified, Recipient’s Pro Rata Share. Provider shall provide reasonable supporting documentation for any amount to be reimbursed by Recipient, including, as applicable, Third-Party invoices and the calculation of Recipient’s allocable share. Recipient may review and dispute any such reimbursable amount in accordance with Section 5.01(b), Section 3.03 and Section 10.03. To the extent Recipient’s reimbursement includes a Third-Party cost, Recipient shall not be required to reimburse such Third-Party cost until Provider has actually paid it and delivered reasonable evidence of payment.

If Recipient’s allocable share of Maintenance Expenditures for the affected Service, whether individually or in the aggregate during any Calendar Year, would be material in relation to the affected Service, such share shall be reimbursable only with Recipient’s prior written consent. Notwithstanding the foregoing, such consent shall not be required in the case of an emergency requiring immediate action where obtaining such consent is not reasonably practicable. In such case, Provider shall promptly, and in any event no later than three (3) Business Days after incurring such Maintenance Expenditure, provide Recipient with written notice describing the nature of the emergency, the action taken, the amount of such Maintenance Expenditure and the basis for determining Recipient’s allocable share thereof, and any such Maintenance Expenditure shall be limited to amounts reasonably necessary to respond to the immediate emergency condition. Recipient may dispute the amount or allocation of any such Maintenance Expenditure in accordance with Section 3.03. No Maintenance Expenditure shall be recovered more than once.

Unless otherwise expressly provided in the applicable SLA, if a Maintenance Expenditure constitutes a capital expenditure for an asset that will remain owned by Provider or another Person after termination of the applicable Service, Recipient shall be responsible only for its allocable share of the portion of such capital expenditure amortized on a straight-line basis over the useful life of the applicable improvement during the remaining Service Term. No return on capital, financing charge, profit or markup shall apply to such capital expenditure unless expressly agreed in the applicable SLA. Notwithstanding anything to the contrary in this Section 2.04 or an applicable SLA, Recipient shall not be required to reimburse any Maintenance Expenditure under this Agreement or an applicable SLA to the extent the Guadalajara Lease allocates the underlying maintenance, repair, replacement, capital expenditure or other property-level cost to the landlord thereunder. Nothing in this Section 2.04 shall modify or affect the rights or obligations of any Person under the Guadalajara Lease.

Section 2.05 Provider Personnel; Access.

(a) In providing the Services, Provider, as it deems necessary or appropriate in its reasonable discretion, may use the personnel and resources of Provider.

(b) Subject to Section 2.06, to the extent reasonably necessary in connection with the provision or receipt of the Services and during the time in which the Services are provided, (i) each Party’s personnel shall be permitted reasonable and timely access during normal business hours to such portions of the other Party’s Facility as are reasonably necessary to observe the other Party’s activities as such activities relate to the Services provided hereunder and (ii) Recipient shall provide Provider personnel (including personnel of any of Provider’s Affiliates, agents or contractors) with reasonable and timely access during normal business hours (except in the event of an emergency) to such portions of Recipient’s Facility, and to such office space, equipment, information, premises, real property, personnel, power, telecommunications systems and circuits, computer systems and other areas and resources therein, in each case, as are reasonably necessary for Provider to perform the applicable Services, including, without limitation, reasonable ingress thereto and egress therefrom and Provider’s installation or repair of any pipes, distribution lines or meters.

(c) In connection with any access to the Site or the other Party’s Facility permitted or required under this Agreement, each Party shall, and shall cause its Affiliates, agents and contractors and their respective personnel to, follow, in all material respects, all bona fide and generally applicable rules, policies and procedures governing access to and use of the Site or such Facility (including applicable EH&S Policies), in each case to the extent communicated to such Party in writing in advance. Any such access shall be subject to applicable Law and Permits and, without otherwise limiting the Parties’ obligations under this Agreement, any applicable restrictions under agreements with Third Parties governing access to or use of the Site or such Facility. While accessing the other Party’s Facility, such personnel shall carry and display appropriate identification to the extent required by the applicable Site security or access procedures.

(d) Each Party receiving access to the other Party’s Facility under this Agreement shall: (i) limit such access to its and its Affiliates’ personnel, agents or contractors who reasonably require such access for the purpose for which such access is permitted or required; (ii) follow, and cause its Affiliates, agents or contractors and their respective personnel to follow, all bona fide rules and procedures for use of such Facility applicable to such access, provided that such rules and procedures are communicated in advance to such Party in writing; (iii) not knowingly access, use, alter, disable or interfere with any information technology, telecommunications or other systems, networks, data or resources of the other Party, except to the extent expressly permitted by the other Party (or expressly contemplated by the applicable SLA or another written agreement between the Parties applicable to such access or use); and (iv) not intentionally damage, disrupt or impair the normal operation of such Facility. Any evidenced damage caused by a Party, its Affiliates, agents or contractors or their respective personnel in the Facility of the other Party shall be repaired to the condition prior to such damage by or on behalf of such Party, in each case, at the damaging Party’s sole cost and expense. Any information obtained in connection with access under this Agreement shall be subject to the confidentiality obligations set forth in Section 13.01.

(e) Mexican Labor and Specialized Services Requirements. Provider shall remain exclusively responsible for the direction, supervision, compensation and employment obligations of the personnel used by Provider, its Affiliates, agents and contractors in providing the Services. Provider shall not make personnel available to Recipient in any manner prohibited by applicable Mexican Law. To the extent that any Service constitutes a specialized service or the execution of specialized works under applicable Mexican labor Law, Provider shall (i) maintain in full force and effect any required registration before the Registry of Providers of Specialized Services or Specialized Works (Padrón de Prestadoras de Servicios Especializados u Obras Especializadas or “REPSE”); (ii) comply with the Administrative Order establishing the general provisions governing the registration of individuals and legal entities that provide specialized services or perform specialized works, as referred to in Article 15 of the Mexican Federal Labor Law, published in the Federal Official Gazette on May 24, 2021; (iii) submit, or cause its Affiliates, agents or contractors, as applicable, to submit, on a four-month basis, the information regarding the agreements entered into with Recipient, as required under applicable Law; (iv) ensure that the applicable SLA identifies the specialized Services to be performed and includes the legal requirements set forth in Article 15-A of the Mexican Social Security Law and Articles 13, 14 and 15 of the Mexican Federal Labor Law, including the approximate number of personnel participating in their performance and their general information; and (v) remain responsible for compliance by its contractors and subcontractors with the foregoing requirements. Nothing in this Section 2.05 shall be construed to authorize any Affiliate, agent, contractor or subcontractor to provide any Service directly to Recipient in lieu of Provider.

Section 2.06 Operations and Laws.

(a) Subject to Article XI, each Party shall, in connection with its provision or receipt of any Service (and its performance of its obligations hereunder), (i) act as a Reasonable and Prudent Operator, (ii) comply, at its sole cost and expense, with all applicable Laws and Permits applicable to such Party’s performance hereunder and (iii) in the event such Party, including Persons acting by, through or under such Party, accesses the other Party’s Facility, comply with the applicable EH&S Policies (and other reasonable health, safety and environmental policies) of the Party whose Facility is being accessed, in each case to the extent communicated to such Party in advance; provided that, in the event of any conflict between such policies and applicable Laws or Permits, applicable Laws or Permits shall control and take precedence.

(b) Neither Party shall be required to perform any of its obligations under this Agreement to the extent that it reasonably determines that performing such obligation would violate any applicable Laws or Permit; provided, however, that the Parties shall use commercially reasonable efforts to cooperate in good faith to: (i) participate, to the extent reasonably necessary, in any proceeding affecting or relating to the Services with a Governmental Entity and (ii) identify and implement any commercially reasonable changes to the manner or method of providing or receiving an affected Service that are reasonably necessary to allow for such Service to be provided or received in compliance with applicable Laws and Permits (including, where reasonably practicable, an alternative means of providing or receiving such Service). With respect to an Essential Site Service, Provider shall not be excused from performance solely because continued performance requires Provider to obtain, maintain, renew or amend a Permit or other authorization within Provider’s reasonable control; provided that Provider shall not be required to perform in violation of applicable Mexican Law. If the existing manner of providing an Essential Site Service becomes legally prohibited, Provider shall implement, or cause to be implemented, a legally permissible alternative method of providing such Essential Site Service, to the extent reasonably practicable, so as to avoid any material interruption or material reduction in the applicable Specifications, contracted capacity or service level. Recipient shall provide reasonable cooperation in connection therewith.

Section 2.07 Risk of Loss. Risk of loss of, and, as applicable, title to, any goods or other tangible property furnished as (or part of) a Service hereunder shall pass to Recipient at the delivery point(s) specified in the applicable SLA. If no delivery point is specified therein, then the delivery point shall be the point at which such goods (or other tangible property) are delivered to or placed under the control of Recipient or its designee. Before the delivery point, Provider shall bear the risk of loss of such goods (or other tangible property), except to the extent any Losses actually result from Recipient’s Willful Breach of this Agreement, gross negligence or Intentional Misconduct, in which case such Losses shall be borne by Recipient. From and after the delivery point, risk of loss of such goods (or other tangible property) shall be borne by Recipient, except to the extent any Losses actually result from Provider’s Willful Breach of this Agreement, gross negligence or Intentional Misconduct, in which case Provider shall bear such Losses.

Section 2.08 Insurance. During the Term of this Agreement, each Party shall maintain customary insurance appropriate to its activities under this Agreement, including, as applicable, commercial general liability, workers’ compensation (or local equivalent), automobile liability and cyber liability insurance. Any additional Site-specific insurance requirement shall be set forth in the applicable SLA. Upon reasonable request, a Party shall provide evidence of the required coverage.

Section 2.09 Migration From Services.

(a) Planning for Migration. Upon the giving of notice of termination of an SLA or, if permitted under the relevant SLA, a separable and distinct portion of the Service under an SLA, or, in the case of the scheduled expiration of an SLA, upon Recipient’s reasonable request made not more than ninety (90) days prior to such expiration, the Parties shall work together in good faith and use commercially reasonable efforts to facilitate an orderly termination or expiration of, and transition away from the providing and receiving of, the applicable Service (or portion thereof). At Recipient’s reasonable request, the Parties shall develop a written transition plan identifying the material phases and milestones, the expected involvement of each Party, known service dependencies and other material transition activities. Provider shall provide the transition assistance described in Section 2.09(b) during the period commencing upon such notice or request and ending ninety (90) days following the effective date of such termination or expiration, unless a different period is set forth in the applicable SLA or otherwise agreed in writing by the Parties.

(b) Provider Transition Assistance. Unless otherwise agreed in writing between the Parties or as specifically set forth in the applicable SLA, Provider shall, to the extent reasonably necessary to facilitate such transition: (1) disclose reasonable information regarding the scope, nature, processes and manner of providing the applicable Service, as then provided; (2) furnish, to the extent then available, records and data relating to Recipient’s receipt of the applicable Service that have been retained by Provider, in accordance with its ordinary records retention policies, in the format and media in which Provider then maintains such data and records; (3) make personnel with relevant knowledge of the applicable Service reasonably available for knowledge transfer and to assist with transition planning and coordination; (4) provide Recipient and its replacement service provider with reasonable access to systems, tools and interfaces used in providing the applicable Service, solely to the extent reasonably necessary to facilitate the transition and subject to the applicable access, use and confidentiality requirements of this Agreement, including Sections 2.05(c) and (d) hereof; and (5) provide such other commercially reasonable cooperation as may be reasonably necessary to facilitate the transition of the applicable Service.

(c) Transition Cost. Except to the extent included in the Monthly Costs or otherwise provided in the relevant SLA, any reasonable, documented costs incurred by Provider in providing the transition assistance described in Section 2.09(b) shall be borne by Recipient; provided that, if Recipient terminates the applicable Service or SLA pursuant to Section 6.02(a) as a result of Provider’s uncured material breach, Provider shall bear such costs.

ARTICLE III

COMPENSATION; INVOICING; AUDITS

Section 3.01 Consideration; Taxes

(a) Monthly Costs. As consideration for Provider providing the Services to Recipient in accordance with this Agreement, Recipient shall pay (or cause to be paid) to Provider, in accordance with this Article III and the applicable SLA, (i) the Monthly Costs applicable to each Service, as set forth in or determined in accordance with the applicable SLA, and (ii) any other amounts expressly payable by Recipient under this Agreement or the applicable

SLA. To the extent the applicable SLA provides that the Monthly Costs for a Service are based on the actual costs attributable to providing such Service, such Monthly Costs shall include only reasonable, documented costs directly attributable to such Service and, with respect to any cost attributable in part to such Service and in part to other activities, the portion thereof reasonably allocable to such Service in accordance with the allocation methodology set forth in the applicable SLA. No amount shall be recovered more than once, and no profit or markup shall be included in the Monthly Costs unless expressly provided in the applicable SLA.

(b) Taxes.

(i) All amounts payable under or in connection with this Agreement, in particular the Monthly Costs referred to in Section 3.01(a) for the Services, are exclusive of any Sales Taxes and VAT.

(ii) Where a payment under or in connection with this Agreement constitutes the consideration for a supply (or the equivalent) for VAT purposes, or in case a supply or service under or in connection with this Agreement is subject to VAT, then each Party shall pay to the relevant Taxing Authority VAT in an amount owed by it as determined in accordance with applicable VAT Laws. Each Party shall issue to the respective other Party a valid VAT invoice (or the equivalent) in compliance with applicable VAT Laws in respect thereof. To the extent that a reverse charge procedure applies, the receiving Party shall not be required to pay (or cause to be paid) any amount in respect of that VAT to the other Party (but rather pay such VAT directly to the applicable Taxing Authority).

(iii) Where one Party is liable to (or to cause one of its Affiliates to) indemnify or reimburse another Party (or one of that Party’s Affiliates) under the terms of or in connection with this Agreement in respect of any amount, including any costs, charges or expenses, the indemnity or reimbursement payment will include an amount equal to any VAT on those costs, charges or expenses that is not otherwise recoverable (as demonstrated by the non-recovering Party) by the other Party (or its Affiliate) or the representative member of any VAT group of which it forms part, subject to that person or representative member using commercially reasonable efforts to recover such amount of VAT.

(iv) Recipient shall pay or reimburse Provider for any and all Sales Taxes (other than VAT, which the Parties agree shall be dealt with pursuant to Section 3.01(b)(ii) and Section 3.01(b)(iii) above) on the provision of the Services imposed on Provider (or any of its Affiliates) or which Provider shall have any obligation to collect with respect to or relating to this Agreement or the performance by Provider of its obligations hereunder. Provider shall calculate such Sales Taxes in good faith consultation with Recipient. Notwithstanding the foregoing, Recipient agrees to use commercially reasonable efforts to provide exemption certificates or other documentation where available or to make payment of Sales Taxes directly to the appropriate Taxing Authority. Notwithstanding anything to the contrary herein, Recipient shall not be responsible for any penalties or interest to the extent attributable to Provider’s failure to timely remit any Sales Taxes or VAT to the applicable Taxing Authority after receipt thereof from Recipient.

(v) Neither Party (nor any of its Affiliates) shall deduct or withhold any Taxes from any amounts payable pursuant to this Agreement unless such deduction or withholding of Taxes is required under applicable Law. If any applicable Law requires the deduction or withholding of any Tax from any such payments then Provider or Recipient (or any of their respective Affiliates), as the case may be, shall (1) be entitled to make such deduction or withholding, (2) timely pay the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable Law and (3) provide the other Party with a receipt or other documentation evidencing such payment, including the amount paid and the applicable Taxing Authority to which payment was made. Each Party agrees to use (and to cause its Affiliates to use) reasonable efforts to furnish such forms, certificates or other documentation, upon the reasonable request of the other Party, that would reduce or eliminate such deduction or withholding, and each Party shall (and shall cause its Affiliates to) reasonably cooperate with the other Party to minimize any such deduction or withholding.

(c) Emergency Expenses. In the event of an emergency that materially interrupts, or is reasonably expected to materially interrupt, Recipient’s receipt of a Service, Provider may incur reasonable, documented expenses not included in the Monthly Costs or otherwise provided for in the applicable SLA that are reasonably necessary to prevent or mitigate such interruption or restore the affected Service; provided that, to the extent reasonably practicable under the circumstances, Provider shall obtain Recipient’s prior written consent before incurring any such expenses. If obtaining such consent is not reasonably practicable because the emergency requires immediate action, Provider may incur such expenses without prior consent, but only to the extent reasonably necessary to address the immediate consequences of such emergency on Recipient’s receipt of the affected Service.

Provider shall promptly, and in any event no later than three (3) Business Days after incurring any such expenses without Recipient’s prior written consent, provide Recipient with written notice describing the nature of the emergency, the actions taken, the amount of such expenses and the basis for determining the portion thereof attributable to Recipient. Recipient shall reimburse Provider only for the portion of such expenses reasonably attributable to Recipient’s receipt of the affected Service. Recipient may dispute the amount or allocation of any such expense in accordance with Section 3.03(b). Recipient shall not be required to reimburse any such expense until Provider has incurred the expense and delivered reasonable supporting documentation then available, including applicable Third-Party invoices or receipts and the calculation of Recipient’s allocable share.

Costs arising from Provider’s failure to perform required maintenance or comply with applicable Law or Permits shall not be reimbursable as emergency expenses under this Section 3.01(c), except to the extent expressly provided in the applicable SLA. For the avoidance of doubt, any expense that constitutes a Maintenance Expenditure shall be governed by Section 2.04. Nothing in this Section 3.01(c) is intended to alter the allocation of environmental liabilities or responsibilities under Article IX or the Separation Agreement. No emergency expense payable hereunder shall be recovered more than once.

Section 3.02 Invoices; Mexican Tax Compliance.

(a) Invoices. Unless otherwise provided in the applicable SLA, Provider shall issue, on a monthly basis, an electronic tax invoice (Comprobante Fiscal Digital por Internet) (“CFDI”) for the Services provided in the applicable month. Each CFDI shall comply with Articles 29 and 29-A of the Mexican Federal Tax Code (Código Fiscal de la Federación) and all other requirements of applicable Mexican Law and shall include all information and tax complements (Complementos Fiscales) required thereunder, including the payment complement (Complemento de Pago), where applicable. Provider shall provide invoices for the Services provided in the applicable month no later than forty-five (45) days following the last day of such month. Invoices shall set forth the Monthly Costs, Taxes (including Sales Taxes) and any other amounts expressly payable by Recipient under this Article III or the applicable SLA (collectively, “Service Fees and Expenses”), if any, for the applicable billing period. Such invoices shall designate the amount invoiced in respect of each SLA. On a monthly basis, Provider shall designate currency conversion rates, which Provider shall reasonably determine based on the Applicable Exchange Rate, on the last day of the month in which the Service is provided.

(b) Mexican Tax Compliance. Provider represents and warrants that it is not, and has not been, included in any list published by the Mexican Tax Administration Service (Servicio de Administración Tributaria) (“SAT”) under Articles 69 or 69-B of the Mexican Federal Tax Code (Código Fiscal de la Federación). Provider shall provide to the Recipient, on a timely basis, an updated tax compliance opinion (Opinión de Cumplimiento) issued by SAT and a tax situation certificate (Constancia de Situación Fiscal). If Provider becomes listed under Article 69 or 69-B of the Mexican Federal Tax Code, the Provider shall immediately notify Recipient in writing and provide all documentation reasonably necessary to demonstrate that the Services under the applicable SLA were actually rendered. Provider shall indemnify and hold harmless Recipient from and against any Taxes, fines, surcharges, inflation adjustments, interest or other amounts that Recipient is required to pay to the extent the applicable Mexican Taxing Authority rejects the deduction or the tax credit of payments made to Provider as a result of the application of Article 69 or 69-B of the Mexican Federal Tax Code

Section 3.03 Payments; Audit.

(a) Invoice Remittance; Audit. Recipient shall pay (or cause to be paid) to Provider, on or before thirty (30) days after Recipient’s receipt of such invoice (the “Due Date”), without demand and without any deduction, set-off, withholding or abatement whatsoever (except as provided in Sections 3.01(b)(v), 3.03(b) and 3.03(e)), the full amount of Service Fees and Expenses due unless the amount due is disputed, in which event the dispute shall be resolved in accordance with the terms of Section 3.03(b). All payments hereunder shall be made by electronic funds transmission or other mutually agreeable means denominated in U.S. dollars, except as otherwise specified in the applicable SLA or required by applicable Law. Payments due on a day other than a Business Day shall be due on the next succeeding Business Day. Any undisputed payment not received by Provider on or before the date that is thirty (30) days following the Due Date shall bear interest on the unpaid amount at the Default Rate, accruing daily beginning on the thirty-first (31st) day following the Due Date through and including the date of payment. Recipient may review amounts invoiced and reimbursed pursuant to this Agreement in accordance with Section 5.01(b).

(b) Disputed Amounts. If Recipient, acting in good faith, disputes the accuracy of all or part of any invoice, Recipient shall notify Provider’s Contract Manager promptly, and in any event no later than ninety (90) days following receipt of the invoice in question, setting forth in reasonable detail the basis for such dispute. Any objection to the amount of any invoice shall be deemed to be a Dispute hereunder subject to the provisions applicable to Disputes set forth in Section 10.03. If Recipient does not provide such notice within such ninety (90) day period, Recipient may not thereafter dispute the applicable invoice, except with respect to (i) any adjustment or credit required pursuant to Section 3.03(d), (ii) any clerical or computational error, including any error in applying an allocation methodology expressly set forth in an applicable SLA, or (iii) any overcharge or other invoicing error that could not reasonably have been identified, based on the information reasonably available to Recipient, within such ninety (90) day period.

(c) Payment Default; Discontinuation of Service. If any Service Fees and Expenses that are due and payable to Provider (other than disputed amounts that the Parties are working in good faith to resolve in accordance with Section 3.03(b)) remain unpaid following the expiration of the grace period identified in Section 3.03(a), Provider may notify Recipient in writing of such payment default in accordance with the notice provisions set forth in Section 13.05. Without limiting Recipient’s obligation to pay interest under Section 3.03(a), if Recipient has not cured such payment default within thirty (30) days after Recipient receives such notice, Provider shall have the right, in its sole and absolute discretion, to (i) suspend its provision of any Service to which such unpaid amounts relate until Recipient cures such payment default or (ii) require Recipient to make payment in advance for any Service to which such unpaid amounts relate. Notwithstanding the foregoing, Provider shall not suspend an Essential Site Service pursuant to this Section 3.03(c) except to the extent expressly permitted by the applicable SLA. Provider’s exercise of its rights under this Section 3.03(c) shall be without prejudice to its other rights and remedies under this Agreement, including its termination right under Section 6.02(b).

(d) Reconciliation. Except as otherwise provided in the applicable SLA, to the extent any Monthly Costs invoiced with respect to a Service are based on estimates, forecasts, provisional allocations or other amounts subject to adjustment, Provider shall reconcile such Monthly Costs at least annually against the amounts properly chargeable for such Service under the applicable SLA. Following completion of any such reconciliation, Provider shall issue to Recipient an invoice for any underpayment or credit Recipient for any overpayment. Recipient shall pay any such invoice in accordance with the payment terms of this Agreement, and the amount of any such credit shall be applied by Provider against any amounts next coming due and payable by Recipient to Provider under this Agreement, whether under the applicable SLA or any other SLA, until the full amount of such credit has been so applied; provided that, if no further amounts are reasonably expected to become payable by Recipient to Provider under this Agreement, Provider shall pay any remaining unapplied amount of such credit to Recipient within thirty (30) days following completion of the applicable reconciliation.

(e) No Offset. Regardless of any other rights under any agreements, neither Provider nor Recipient shall have the right to set-off the amount of any Claim (or part of any such amount) it may have under this Agreement, whether contingent or otherwise, against any amount owed by such Party to another Party, whether under this Agreement or otherwise; provided, however, that a Party may set off against amounts otherwise payable by such Party under this Agreement any amount owed to such Party by the other Party under this Agreement that has been (i) expressly agreed in writing by the Parties to be due and payable or (ii) finally determined to be due and payable pursuant to the dispute resolution procedures set forth in Section 10.03. For the avoidance of doubt, the application of any credit expressly provided for under this Agreement or an applicable SLA shall not constitute a set-off prohibited by this Section 3.03(e).

ARTICLE IV

INTELLECTUAL PROPERTY

Section 4.01 Intellectual Property.

(a) Intellectual Property Ownership. Subject to Section 4.01(b), nothing in this Agreement (including the performance, provision, use or receipt of the Services) will be deemed to transfer, assign or otherwise convey any right, title or interest in or to any Intellectual Property or data of one Party or its Affiliates to the other Party or its Affiliates. As of the Signing Date, neither Party intends to jointly develop any Intellectual Property under this Agreement or develop any Intellectual Property on behalf of the other under this Agreement. If the Parties at any time anticipate such development of Intellectual Property under this Agreement, the Parties shall negotiate in good faith an agreement regarding their respective Intellectual Property rights arising from such development prior to the commencement thereof.

(b) Grant of License. Subject to the terms and conditions of this Agreement, each Party, on behalf of itself and its Affiliates, hereby grants to the other Party and its Affiliates a non-exclusive, nontransferable, except pursuant to a permitted assignment of this Agreement, worldwide, royalty-free license, during the applicable Service Term and, solely to the extent necessary to complete any orderly wind-down or migration activities contemplated by this Agreement, for a reasonable period thereafter, to use the Intellectual Property, other than trademarks and other source indicators, owned by such Party or its Affiliates solely to the extent necessary for and solely for the purposes of performing obligations under this Agreement, providing, receiving or using the Services in accordance with this Agreement, or completing such wind-down or migration. The foregoing license may be sublicensed only to the receiving Party’s Affiliates and to its and their contractors, service providers, advisors and representatives who have a need to use such Intellectual Property for the purposes permitted by this Section 4.01(b) and who are subject to confidentiality and use restrictions consistent with this Agreement. Neither Party shall use the other Party’s Intellectual Property for any purpose other than as expressly permitted by this Agreement, and no rights or licenses are granted by implication, exhaustion or otherwise.

ARTICLE V

RECORDS; FORECASTS

Section 5.01 Records.

(a) Records. Each Party agrees to maintain financial, accounting and functional (including metering) records, data and other supporting documentation consistent with its practices in the Ordinary Course of Business to reflect the accuracy of invoiced quantities and amounts applicable to the Services provided under this Agreement. Each Party shall retain such data and records in accordance with its respective control policies in the Ordinary Course of Business existing from time to time.

(b) Review of Charges. Upon reasonable prior written notice, Provider shall make available to Recipient, during normal business hours, such books, records and supporting documentation as are reasonably necessary to verify the calculation of Service Fees and Expenses. Any such review shall be conducted at Recipient’s expense, in a manner that does not unreasonably interfere with Provider’s operations and subject to the confidentiality provisions of Section 13.01. Any Dispute arising from such review shall be subject to Section 3.03(b) and resolved in accordance with Section 10.03.

Section 5.02 Annual Service Forecast. Subject to the terms of any SLA, during the Term of this Agreement, the Contract Managers (and such other representatives as they may designate) shall, at least annually and, to the extent reasonably practicable, sufficiently in advance of the commencement of each succeeding Calendar Year, discuss in good faith the anticipated scope, nature, level and quantity of Services to be provided by Provider in such succeeding Calendar Year. In connection with such discussion, Provider shall also provide Recipient with a good faith estimate of any material Maintenance Expenditures reasonably anticipated to be allocable to Recipient during such succeeding Calendar Year. If the Parties do not agree on any proposed change arising from such discussion, the applicable SLA will remain in effect in accordance with its terms. For the avoidance of doubt, no change to any Specification, Service Term, Monthly Costs or other term of an SLA shall be effective unless documented in accordance with Section 2.01(e), Section 2.01(g)(iii), or Section 13.04, as applicable.

ARTICLE VI

TERMINATION

Section 6.01 Voluntary Termination of a Service. Recipient may terminate any Service by giving Provider written notice that satisfies the Required Notice Period applicable to Recipient for such Service. Provider may voluntarily terminate a Service only to the extent expressly permitted by the applicable SLA and upon satisfaction of the Required Notice Period, if any, that applies to Provider thereunder. Unless otherwise expressly provided in the applicable SLA, termination of any Service shall be effective only on the last day of a calendar month and, subject to Section 2.01(e), each Service must be terminated in whole, and not in part. The notice of termination of any Service shall be (a) sufficiently specific as to identify the particular Service for which any such termination shall apply and (b) irrevocable upon receipt by the other Party. Termination of a Service pursuant to this Section 6.01 shall not relieve Recipient of its obligation to pay any amounts properly due with respect to such Service through the effective date of termination. Following receipt of a notice of termination from Recipient, Provider shall not be required to make any capital expenditure or enter into any new Third Party commitment attributable solely to periods following the effective date of such termination, except to the extent reasonably necessary to continue providing the applicable Service in accordance with this Agreement through such effective date. Any voluntary termination right granted to Provider in an SLA with respect to an Essential Site Service shall be subject to Recipient’s prior written consent or the availability, as of the effective date of such termination, of a substitute service reasonably equivalent in all material respects that is legally available and fully operational and, to the extent applicable to the nature of such Essential Site Service, physically connected and tested.

Section 6.02 Early Termination.

(a) Default. Subject to the terms of Article XII, and except for a payment default (which shall be governed by Section 6.02(b)), if a Party (the “Defaulting Party”) shall fail to perform or defaults in any material respect in the performance of any of its obligations under this Agreement or an applicable SLA, the other Party (the “Non-Defaulting Party”) may give written notice to the Defaulting Party specifying the nature of such failure or default and stating that the Non-Defaulting Party intends to terminate the applicable Service or applicable SLA if such failure or default is not cured within thirty (30) days following receipt of such notice. If such failure or default cannot reasonably be cured within such thirty (30)-day period, the cure period shall be extended for such time as reasonably necessary to complete the cure, provided that the Defaulting Party commences such cure within the initial thirty (30)-day period and diligently pursues the same to completion. If such failure or default is not cured within the applicable cure period, the Non-Defaulting Party may terminate the applicable Service or applicable SLA upon written notice to the Defaulting Party. Any termination pursuant to this Section 6.02(a) shall be without prejudice to any other remedy that may be available to the Non-Defaulting Party.

(b) Payment Default. If Recipient fails to cure a payment default in accordance with Section 3.03(c) hereof, Provider may terminate, upon written notice to Recipient, the applicable Service or applicable SLA to which such payment default relates. Provider’s exercise of such termination right shall be without prejudice to its other rights and remedies under this Agreement.

(c) Other Termination Rights. In addition to any other rights or remedies of the Parties under this Agreement, either Provider or Recipient may, to the extent permitted by Law, terminate this Agreement with immediate effect upon written notice to the other Party upon the occurrence of any of the following events:

(i) the admitted insolvency of such other Party;

(ii) the institution by such other Party of any voluntary proceeding in bankruptcy, insolvency, moratorium, receivership, winding-up, dissolution or reorganization, or the institution of any such involuntary proceeding against such other Party that is not dismissed or stayed within sixty (60) days; or

(iii) if, in connection with the performance of this Agreement, such other Party violates the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 or any other applicable anti-bribery, anti-corruption, anti-money laundering or sanctions Laws of any jurisdiction, in each case, that would reasonably be expected to expose the terminating Party (or any of its Affiliates) to material legal or regulatory liability.

(d) Loss of Site Rights. Provider shall not voluntarily relinquish or permit the expiration or termination of any ownership, leasehold, license, access or other right within Provider’s control that is necessary to provide an Essential Site Service unless, before such relinquishment, expiration or termination becomes effective, Provider has made commercially reasonable arrangements to preserve the continued lawful provision of such Essential Site Service. Subject to the foregoing and unless an SLA expressly provides otherwise, if either Party ceases to have any legal right (whether by ownership, leasehold, license or otherwise) necessary to occupy or operate the applicable Facility and, as a result, the continued provision or receipt of a Service is no longer legally permissible (or reasonably practicable), such Service or applicable SLA (as applicable) shall terminate as of the date that such legal right ceases; provided that no such termination shall occur solely as a result of any assignment or transfer permitted under Section 13.02 to a Person that has the legal rights necessary to occupy or operate the applicable Facility and assumes the applicable obligations hereunder.

Section 6.03 Effect of Termination.

(a) Cessation. Recipient specifically agrees and acknowledges that all obligations of Provider to provide each respective Service shall immediately cease upon the expiration or earlier termination of the Service Term for such Service. Provider shall have no obligation to recommence the provision of any Service to Recipient once any Service terminates under this Agreement. Further, upon the cessation of Provider’s obligation to provide any Service under this Agreement or the applicable SLA, Recipient shall immediately cease using, directly or indirectly, such Service (including any and all Provider software or third-party software provided through Provider and computer systems or equipment). Subject to the terms of any SLA, if Recipient continues to use any Service beyond such date, Recipient shall be responsible to Provider for such continued use, including any Third Party costs incurred by Provider as a result thereof, to the extent not otherwise included in the charges described below. For the first ten (10) days following such date, the charges for such continued use shall equal the Service Fees and Expenses that would have been payable for such Service had the applicable Service Term continued. Thereafter, the charges for such continued use shall equal one hundred ten percent (110%) of the Monthly Costs that would have been payable for such Service had the applicable Service Term continued, plus any other Service Fees and Expenses attributable to such continued use. The foregoing shall not apply during any extension period pursuant to Section 6.03(b), and the charges during any such extension period shall instead be determined in accordance therewith.

(b) Exit Support; Service Extensions. Unless otherwise expressly provided in the applicable SLA, if Recipient reasonably determines that it will require an Essential Site Service, or another Service expressly designated in the applicable SLA as eligible for extension under this Section 6.03(b), to continue beyond the expiration of the then-current Service Term, Recipient may, by written notice to Provider delivered at least thirty (30) days prior to such expiration, extend the Service Term for an additional period of three (3) months. Recipient may thereafter extend the Service Term for up to two additional successive periods of three (3) months each by providing Provider with at least thirty (30) days’ prior written notice of each such extension. Subject to applicable Law, Provider shall continue to provide such Service during each such extension period in accordance with this Agreement and the applicable SLA. The pricing applicable during each such extension period shall be as agreed in writing by the Parties; provided that, if the Parties have not agreed in writing on alternative pricing prior to the commencement of the applicable extension period, the Monthly Costs shall be the Monthly Costs that would otherwise have been payable for such Service had the applicable Service Term continued. In each case, any other Service Fees and Expenses shall continue to apply in accordance with this Agreement and the applicable SLA. Any extension of a Service not eligible for extension under this Section 6.03(b), and any further extension beyond the periods described above, shall be subject to mutual written agreement of the Parties.

Section 6.04 Survival of Payment Obligations. Notwithstanding anything to the contrary contained herein, the termination of this Agreement or any SLA shall not affect Recipient’s obligation to pay any amount then owed to Provider (and amounts that become due and payable pursuant to the terms hereof after the applicable termination date) or a Third Party hereunder, including, solely to the extent expressly provided in the applicable SLA, any reasonable, documented and unavoidable costs incurred by Provider as a direct result of such termination.

Section 6.05 Settlement of Accounts. Upon termination of this Agreement or any SLA, the Parties shall take all steps as may reasonably be required to complete any final settlement of accounts owing hereunder between them with respect to this Agreement or such SLA. Upon the termination of this Agreement, there will be a final accounting and each Party shall pay to the other Party any amounts owed to the other Party in accordance with the payment terms set forth in this Agreement.

ARTICLE VII

DISCLAIMER OF WARRANTIES

Section 7.01 Conformance with Specifications. Recipient may refuse to accept or may reject any Service that does not conform in all material respects (other than if such non-conformity was primarily caused by Recipient) to the relevant Specification or other performance or quality criteria set forth in an applicable SLA. Upon notice of any such material non-conformity, Provider shall promptly use commercially reasonable efforts to correct such non-conformity and bring the applicable Service into material conformity with the relevant Specification or other performance or quality criteria set forth in an applicable SLA.

Section 7.02 Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR AN APPLICABLE SLA, AND SUBJECT TO THE APPLICABLE LEGAL REQUIREMENTS (IF ANY) OF ANY RELEVANT JURISDICTION THAT CANNOT BE VARIED BY CONTRACT, RECIPIENT ACKNOWLEDGES THAT ALL INTELLECTUAL PROPERTY, SOFTWARE AND EQUIPMENT PROVIDED AS PART OF THE SERVICES IS PROVIDED “AS IS.” PROVIDER DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE SERVICES, INTELLECTUAL PROPERTY, SOFTWARE AND EQUIPMENT PROVIDED AS PART OF THE SERVICES, INCLUDING ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, NONINFRINGEMENT, ACCURACY OF INFORMATIONAL CONTENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER OR NOT PROVIDER KNOWS OR HAS REASON TO KNOW ANY SUCH PURPOSE), WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING, AND, WITHOUT LIMITING THE FOREGOING, PROVIDER EXPRESSLY DISCLAIMS ANY WARRANTY THAT THE SOFTWARE AND EQUIPMENT WILL BE ERROR-FREE OR FREE OF VIRUSES OR OTHER SOFTWARE ROUTINES OR DEVICES (E.G., BACK DOORS, TIME BOMBS, TROJAN HORSES OR

WORMS), AND RECIPIENT ACKNOWLEDGES AND AGREES THAT IT HAS NOT AND WILL NOT RELY ON ANY SUCH WARRANTIES, CONDITIONS OR REPRESENTATIONS (WHETHER OR NOT WAIVABLE UNDER APPLICABLE LAW). NOTHING IN THIS SECTION 7.02 SHALL LIMIT OR OTHERWISE AFFECT PROVIDER’S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT OR AN APPLICABLE SLA, INCLUDING ITS OBLIGATIONS WITH RESPECT TO THE SPECIFICATIONS, APPLICABLE LAW AND PERMITS OR SECTION 7.01.

ARTICLE VIII

LIMITATION OF LIABILITY

Section 8.01 Liability. Subject to Section 8.03, the aggregate Liability of each Party (and its Affiliates) to the other Party (and its Affiliates) for any Claims or Losses that arise under this Agreement and relate to the provision or receipt of any Service shall not exceed, with respect to the affected Service or Services, the aggregate Service Fees and Expenses paid (or payable) for such affected Service or Services during the twelve (12)-month period immediately prior to the event giving rise to such Claim or Loss; provided that, if any affected Service has been provided for less than twelve (12) months as of such event, the amount attributable to such Service for purposes of this Section 8.01 shall be the amount of Service Fees and Expenses that would reasonably be expected to be paid or payable for such Service during the first twelve (12) months of its Service Term, based on the then-current Monthly Costs and other applicable charges. The foregoing sentence shall not limit Recipient’s obligation to pay Service Fees and Expenses or other amounts due under this Agreement. For the avoidance of doubt, this Article VIII applies only to Liabilities arising under this Agreement and shall not limit or otherwise affect any Liability arising under the Separation Agreement or under any other Ancillary Agreement.

Section 8.02 Limitation of Losses. SUBJECT TO SECTION 8.03, IN NO EVENT SHALL THE PARTIES OR THEIR RESPECTIVE AFFILIATES BE LIABLE FOR PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OR RECEIPT OF OR THE FAILURE TO PROVIDE OR RECEIVE SERVICE(S) HEREUNDER (EXCEPT FOR ALL COMPONENTS OF AWARDS AGAINST THE NON-BREACHING PARTY IN ANY THIRD PARTY CLAIM, INCLUDING COMPONENTS OF SUCH THIRD PARTY CLAIM RELATING TO ANY OF THE FOREGOING AND ATTORNEYS’ FEES).

Section 8.03 Exceptions to Limitation of Liability; Enhanced Cap.

(a) Uncapped Liabilities. Notwithstanding Sections 8.01 and 8.02, the limitations of Liability and Losses set forth therein shall not apply to any Claim or Loss to the extent arising from fraud, gross negligence, Willful Breach or Intentional Misconduct, and any such Claim or Loss shall not be subject to any liability cap under this Article VIII.

(b) Enhanced Cap Liabilities. Subject to Section 8.03(a), with respect to any Claim or Loss arising from or relating to (i) fines or penalties, including the revocation of any Permit, assessed by a Governmental Entity, (ii) any obligation to indemnify, defend and hold harmless under Article IX with respect to any Third Party Claim, (iii) a breach of Section 13.01 or applicable data-protection or data-security obligations or (iv) the provision or receipt of any Critical Service, Sections 8.01 and 8.02 shall not otherwise limit recovery; provided that the aggregate Liability of each Party and its Affiliates for such Claims and Losses shall not exceed three (3) times the amount that would otherwise constitute the applicable liability cap under Section 8.01 (the “Enhanced Cap”). If and to the extent any Claim or Loss described in this Section 8.03(b) also arises from fraud, gross negligence, Willful Breach, or Intentional Misconduct, Section 8.03(a) shall control and such Claim or Loss shall not be subject to the Enhanced Cap or any other liability cap under this Article VIII.

(c) Separate Liability Allocations. Notwithstanding anything to the contrary in this Article VIII, nothing in this Article VIII shall limit, modify or otherwise affect any Liability or responsibility allocated pursuant to the Separation Agreement or Section 9.02.

Section 8.04 SLA-Specific Liability Provisions. An applicable SLA may designate a Service as a Critical Service and set forth liability caps, limitations and remedies applicable to the Services covered thereby. Notwithstanding anything to the contrary in this Article VIII, such provisions of the applicable SLA shall govern with respect to those Services.

Section 8.05 Mitigation. Recipient or Provider (as the case may be) shall use its commercially reasonable efforts to mitigate the Losses (if any) that it incurs as a result of any breach by the other Party of such other Party’s obligations under this Agreement.

ARTICLE IX

INDEMNIFICATION

Section 9.01 Indemnification.

(a) Indemnification by Recipient. Recipient shall indemnify, defend and hold harmless Provider and its Affiliates from and against any and all Losses to the extent arising out of, relating to or resulting from (i) Recipient’s (or any of its Affiliates’) material breach of this Agreement, (ii) the gross negligence or Intentional Misconduct of Recipient or any of its Affiliates in connection with the receipt or use of the Services, (iii) Recipient’s (or any of its Affiliates’) failure to comply with applicable Law or any Permit in connection with the receipt or use of the Services, (iv) Recipient’s (or any of its Affiliates’) use of the Services other than in accordance with this Agreement, or (v) the negligence of Recipient or any of its Affiliates in connection with the receipt or use of any Critical Service, other than any matter governed by Section 9.02.

(b) Indemnification by Provider. Provider shall indemnify, defend and hold harmless Recipient and its Affiliates from and against any and all Losses to the extent arising out of, relating to or resulting from (i) Provider’s (or any of its Affiliates’) material breach of this Agreement, (ii) the gross negligence or Intentional Misconduct of Provider or any of its Affiliates in connection with the provision of the Services, (iii) Provider’s (or any of its Affiliates’) failure to comply with applicable Law or any Permit in connection with the provision of the Services, or (iv) the negligence of Provider or any of its Affiliates in connection with the provision of any Critical Service, other than any matter governed by Section 9.02.

Section 9.02 Environmental Indemnification.

(a) Subject to the Separation Agreement, this Section 9.02 shall govern the allocation under this Agreement of responsibility of each Party for Losses relating to or arising out of Environmental Laws or any Permit required by or issued pursuant to any Environmental Law (“Environmental Permits”) that relate to the provision or receipt of any Services hereunder. Nothing in this Section 9.02 shall alter the allocation of environmental liabilities or responsibilities under the Separation Agreement, which shall control to the extent applicable.

(b) Provider shall defend, indemnify, and hold harmless Recipient and its Affiliates from and against any and all Losses, including all cost and expenses of any Remediation or Response Action, related to the provision or receipt (or non-provision or non-receipt) of Services hereunder after the applicable Effective Date that:

(i) arise from Provider’s failure to comply with applicable Environmental Laws or Environmental Permits, including any failure by Provider to obtain, maintain, renew or comply with any Environmental Permit required for the provision of the Services; or

(ii) arise from a Release of Hazardous Materials at the Site caused by Provider or its employees, agents, contractors, subcontractors, licensees or invitees or attributable to Provider’s operations on or after the applicable Effective Date, except to the extent the same constitutes a Liability for which Recipient or any of its Affiliates are responsible pursuant to the terms of the Separation Agreement.

(c) Recipient shall defend, indemnify and hold harmless Provider and its Affiliates from and against any and all Losses related to the provision or receipt (or non-provision or non-receipt) of Services hereunder after the applicable Effective Date that:

(i) arise from Recipient’s failure to comply with applicable Environmental Laws or Environmental Permits; or

(ii) arise from a Release of Hazardous Materials at the Site caused by Recipient or its employees, agents, contractors, subcontractors, licensees or invitees or attributable to Recipient’s operations on or after the applicable Effective Date, except to the extent the same constitutes a Liability for which Provider or any of its Affiliates are responsible pursuant to the terms of the Separation Agreement.

(d) Where, in connection with acts or omissions of the nature referred to in Section 9.02(b) or Section 9.02(c) above, both Provider and Recipient (including their respective officers, directors, employees, contractors, agents or invitees) have jointly caused any Losses, whether or not a Third Party’s acts or omissions also were causal, Recipient and Provider shall contribute to their common liability a pro rata share based upon the relative degree of fault of each (including attorneys’ fees and other costs of defense) in connection with the acts or omissions giving rise to such Losses; provided that, with respect to Losses arising due to events, actions or occurrences occurring prior to the applicable Effective Date, the Liability of Provider and Recipient for such Losses shall be allocated in accordance with the terms of the Separation Agreement. In a case where the Parties are both liable for jointly caused Losses, the Parties shall initially share all costs in proportion to their estimated relative degrees of fault (or, if such relative degrees of fault cannot reasonable be estimated at that time equally) (including attorneys’ fees and other costs of defense, if the Parties choose common counsel), but if either Party selects its own counsel, such Party shall initially bear its own attorneys’ fees and costs of defense; provided that either Party may, based on reasonably available evidence, request that the foregoing costs be provisionally allocated based on the Parties’ estimated relative degrees of fault, and the Parties shall promptly confer in good faith regarding such provisional allocation. Any provisional allocation agreed in writing by the Parties shall apply pending final allocation and shall be subject to reimbursement or reallocation once (i) there is a final Judgment allocating fault between Provider and Recipient or (ii) Provider and Recipient otherwise agree in writing to a final allocation of fault between them. If the Parties do not agree to a provisional allocation within ten (10) Business Days after such request, either Party may submit the matter for resolution in accordance with Section 10.03. Until such provisional allocation is agreed or otherwise determined, the foregoing initial cost sharing shall continue. Upon such final determination or agreement, the Parties shall make such payments or reimbursements as are necessary to reflect the applicable final allocation of fault.

(e) For purposes of clarification, the indemnification obligations of Provider and Recipient with respect to occurrences, events, actions, omissions, violations of Environmental Laws or Environmental Permits, or Releases of Hazardous Materials that occurred prior to the applicable Effective Date, shall be governed by the terms of the Separation Agreement.

Section 9.03 Indemnification Procedures.

(a) The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply, mutatis mutandis, to claims for indemnification under this Article IX. For purposes of this Article IX, any Person entitled to indemnification hereunder is an “Indemnified Party,” the Party obligated to provide such indemnification is an “Indemnifying Party,” and any claim or demand asserted by a Third Party against an Indemnified Party which gives (or would reasonably be expected to give) rise to a right of indemnification hereunder is a “Third Party Claim.” The procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement. Nothing in this Section 9.03 shall expand the substantive indemnification obligations set forth in this Article IX.

(b) Notwithstanding Section 9.03(a) above, to the extent a Services-Related Response Action affects (or has the potential to affect) any other Response Action that is being (or is anticipated to be) performed by the Indemnified Party, the Indemnified Party shall have the right, but not the obligation, to perform such Services-Related Response Action as well. In such case, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of the Services-Related Response Action.

ARTICLE X

MANAGEMENT AND DISPUTE RESOLUTION

Section 10.01 Contract Managers.

(a) Each Party shall appoint a Contract Manager, who shall be responsible for all day-to-day operational and administrative matters arising hereunder and shall be the primary contact for the other Party for any issues arising hereunder (each, a “Contract Manager”). The initial Contract Managers shall be [•] for Recipient and [•] for Provider. Each Party may change its designated Contract Manager at any time upon reasonable prior written notice to the other Party.

(b) The Contract Managers shall meet (in person or by audio or video conference) on a regular basis and no less frequently than quarterly (and more frequently upon either Party’s reasonable request) during the Term of this Agreement in order to facilitate the provision and receipt of the Services in accordance with this Agreement and the orderly transition of the Services at the end of the applicable Service Term. During such meetings, the Contract Managers may, among other things, discuss invoices, requests for Changes or additional Services and any other issues requiring coordination or resolution under this Agreement.

Section 10.02 Service Coordinators. With respect to each Service, each Party shall appoint a service-specific coordinator, who shall be responsible for all day-to-day operational and administrative matters arising under such Service and shall be the primary contact for the other Party for issues arising under that specific Service (each, a “Service Coordinator”). Each Party may change any Service Coordinator upon notice to the other Party. The same individual may serve as Service Coordinator for more than one Service and may also be a Contract Manager, provided that the required responsibilities can be performed effectively.

Section 10.03 Dispute Resolution.

(a) Except as otherwise expressly provided in an SLA, the dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that, prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 10.03. Pending final resolution of any Dispute, each Party shall continue performing its undisputed obligations under this Agreement and the applicable SLA. Provider shall not suspend, discontinue or reduce an Essential Site Service, or impair Recipient’s access to its Facility, solely by reason of the existence of a Dispute, and Recipient shall timely pay all undisputed amounts.

(b) Service-Specific Disputes. If a Dispute relates specifically to the provision, quality, scope or performance of a particular Service (a “Service-Specific Dispute”), such Service-Specific Dispute shall first be submitted in writing to the relevant Service Coordinator of each Party, and such Service Coordinators shall seek to resolve such Service-Specific Dispute through informal good faith negotiation. If such Service-Specific Dispute is not resolved by the relevant Service Coordinators within five (5) Business Days after submission to such Service Coordinators, the Service-Specific Dispute shall be escalated in writing to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Service-Specific Dispute through informal good faith negotiation within an additional five (5) Business Days.

(c) Non-Service-Specific Disputes. If a Dispute does not relate specifically to the provision, quality, scope or performance of a particular Service (a “Non-Service-Specific Dispute”), such Non-Service-Specific Dispute shall be submitted in writing directly to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Non-Service-Specific Dispute through informal good faith negotiation within ten (10) Business Days after submission to such Contract Managers.

(d) Extension of Time Periods. The Parties may agree in writing to extend any time period set forth in this Section 10.03.

(e) General Dispute Notice. If a Dispute is not resolved within the applicable period set forth above (as extended pursuant to Section 10.03(d), if applicable), then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply. Nothing in this Section 10.03 shall restrict either Party from seeking Interim Relief in accordance with Section 8.1(d)(viii) of the Separation Agreement.

ARTICLE XI

ENVIRONMENTAL, HEALTH AND SAFETY MATTERS

Section 11.01 Environmental, Health and Safety. In connection with the provision or receipt of Services hereunder or access to the Site under this Agreement, the following provisions shall apply:

(a) Permits; Shared Permits. Subject to the provisions of the Separation Agreement, and except as otherwise expressly provided in any SLA, each Party shall obtain and maintain, and comply with, the Permits required by applicable Law in connection with its provision or receipt of the Services (as applicable), or its access to the Site under this Agreement. If the Parties are operating under the same Permit in connection with any Service (a “Shared Permit”), each Party shall comply with the requirements of such Shared Permit applicable to its provision or receipt of the applicable Service and shall not knowingly take (or fail to take) any action in connection therewith that would prejudice the continuance or terms of the Shared Permit in any material respect. If a Shared Permit is only held in the name of one Party (the “Permit Holder”), the other Party shall comply with such Permit Holder’s reasonable instructions and provide such reasonable cooperation as such Permit Holder may reasonably request, in each case, to the extent necessary to comply with the terms of such Shared Permit. The Permit Holder shall use commercially reasonable efforts to maintain such Shared Permit to the extent necessary for the provision or receipt of a Service. Neither Party shall obtain, renew or modify any Permit in a manner that would reasonably be expected to materially and adversely affect the other Party’s provision or receipt of the Services without reasonable prior notice to (and consultation with) the other Party, except if required by applicable Law or a Governmental Entity.

(b) EHS Incidents. Except as otherwise expressly provided in any SLA, each Party shall notify the other Party in writing as promptly as practicable after becoming aware of a Release, material violation of Environmental Law or Permit, or other environmental, health, or safety incident, in each case arising from or relating to the provision or receipt of a Service (or access to the Site under this Agreement), that (i) is required to be reported or remediated under applicable Law or Permit or (ii) would reasonably be expected to materially affect such other Party (including its provision or receipt of a Service). Each Party shall take any and all corrective actions as required by applicable Law (or any Permit) with respect to the matters for which it is responsible under this Agreement, and shall reasonably cooperate with the other Party with respect thereto, including by providing such other Party with any material information or documentation reasonably requested thereby.

(c) Nothing in this Article XI shall alter or otherwise affect the allocation of environmental liabilities or responsibilities (including responsibility for any Remediation) under the Separation Agreement or Section 9.02 hereof, which shall control to the extent applicable.

ARTICLE XII

FORCE MAJEURE AND TEMPORARY SHUTDOWN

Section 12.01 Occurrence of Force Majeure.

(a) Excused Performance. A Party affected by a Force Majeure event shall be excused from (and shall not be liable for any failure or delay in) performance of its obligations under or pursuant to this Agreement only if, to the extent and for so long as performance of such obligations is prevented, materially delayed or materially hindered by such Force Majeure event. For the avoidance of doubt, a Force Majeure event shall not excuse payment of amounts that have accrued or are otherwise due for Services already provided. Recipient shall not be required to pay Service Fees and Expenses attributable to any portion of a Service not provided as a result of a Force Majeure event, except to the extent otherwise expressly provided in the applicable SLA.

(b) Notification and Mitigation. The affected Party shall notify the other Party as promptly as reasonably practicable after becoming aware of a Force Majeure event that would be reasonably expected to materially affect its performance hereunder, shall use commercially reasonable efforts to remedy or mitigate the effects thereof, including, where reasonably available, by implementing commercially reasonable temporary workarounds or alternative sources of supply, and shall resume performance as promptly as reasonably practicable. Nothing in this Section 12.01 shall be construed to require a Party to settle any labor dispute on terms it determines unacceptable.

(c) Temporary Substitute Services. Upon the occurrence and during the continuance of a Force Majeure event affecting Provider, Recipient shall be entitled to obtain, at its own expense, substitute services on a temporary basis. Provider shall, at Recipient’s reasonable request, provide reasonable cooperation, including reasonable access to those portions of the Site within Provider’s control as reasonably necessary in connection therewith. Recipient shall reimburse Provider for any reasonable, documented incremental out-of-pocket costs payable to Third Parties incurred by Provider in providing such cooperation. Any such access shall be subject to the applicable access and use requirements set forth in Sections 2.05(c) and (d).

(d) Prolonged Force Majeure. If a Force Majeure event continues for more than ninety (90) consecutive days or such shorter period as may be specified in the applicable SLA and, during such period, materially prevents the provision or receipt of any Service, either Party may terminate the affected Service upon thirty (30) days’ prior written notice to the other Party; provided that the Force Majeure event continues through the date of such termination. Notwithstanding the foregoing, Provider may terminate an Essential Site Service pursuant to this Section 12.01(d) only if (i) Recipient consents, (ii) a substitute service reasonably equivalent in all material respects is legally available and fully operational and, to the extent applicable, physically connected and tested, or (iii) both (A) continued performance of the affected Essential Site Service is unlawful or impossible and (B) no commercially reasonable lawful alternative is available despite Provider’s commercially reasonable efforts. Upon such termination, Provider shall have no further obligation to provide, and Recipient shall have no further obligation to accept, such Service, and all costs associated with such Service shall cease to accrue.

Section 12.02 Planned Temporary Shutdowns.

(a) Notice. If either Party anticipates a planned shutdown, maintenance activity or other planned outage at its applicable Facility, which is reasonably expected to materially interrupt or reduce its provision or receipt of a Service, such Party shall, to the extent reasonably practicable, provide the other Party with reasonable advance notice thereof, including as to the expected timing and duration (and shall promptly notify the other Party of any material changes to such information).

(b) Coordination and Restoration. The Parties shall use commercially reasonable efforts to coordinate any planned shutdown, and the resumption of the applicable Service, in a safe and efficient manner, and so as to minimize any disruption to such Service. Following any planned shutdown or any unscheduled outage that materially impacts a Service, the Parties shall use commercially reasonable efforts to restore such Service as promptly as practicable, subject to applicable Law, Permits and any emergency protocols then in effect and generally applicable at the Site.

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Confidentiality.

(a) Existing Obligations. The Parties acknowledge and agree that the confidentiality provisions of Section 7.8 of the Separation Agreement are hereby incorporated into this Agreement, and shall apply to the transactions contemplated hereby to the extent applicable, mutatis mutandis.

(b) Data Processing. Notwithstanding anything to the contrary in this Agreement, any Personal Data processed or otherwise made available by one Party to the other Party in connection with the Services shall be subject to the Data Transfer Agreement, and each Party agrees to abide by the applicable provisions thereof, to the extent related to such Personal Data.

Section 13.02 Successors and Assignment.

(a) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that either Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (i) one or more of its Affiliates or (ii) the successor to all or a portion of the business or assets to which this Agreement relates; provided, further, that (A) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignment or transfer made under the foregoing clause (i) or clause (ii), (B) in the case of an assignment or transfer pursuant to either clause (i) or clause (ii), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred, and (C) to the extent required by applicable Law for the provision or receipt of the applicable Services following such assignment or transfer, such Person shall hold or obtain the applicable Permits. Any purported assignment or transfer in violation of this Section 13.02 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to in writing by the non-assigning or non-transferring Party. With respect to any permitted assignment or transfer affecting an Essential Site Service, the assignee shall have the legal rights and Permits necessary to provide or receive the applicable Essential Site Service, as applicable, before such assignment or transfer becomes effective. Provider shall not voluntarily sell, transfer, lease, encumber or otherwise dispose of a Service Asset or access right necessary to an Essential Site Service in a manner reasonably expected to materially impair such Service unless commercially reasonable arrangements to preserve the applicable access and service rights are in effect before such disposition.

(b) The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 13.03 Entire Agreement. Subject to Section 11.1 of the Separation Agreement, this Agreement and the applicable SLAs shall constitute the entire agreement and understanding among the Parties with respect to the Services and other subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, relating to such subject matter. Nothing in this Section 13.03 shall modify or supersede the Separation Agreement, any other Ancillary Agreement or the Guadalajara Lease, each of which shall remain in effect in accordance with its terms. Any conflict between this Agreement or an applicable SLA and the Guadalajara Lease shall be governed by Section 13.13.

Section 13.04 Amendments and Waivers. Any provision of this Agreement or any schedule, exhibit or SLA may be amended, modified or waived if, but only if, such amendment, modification, or waiver is in writing and is signed, in the case of an amendment or modification, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise thereof.

Section 13.05 Notices. Except for routine operational communications contemplated by this Agreement, all notices, requests and other communications required or permitted to be given hereunder shall be in writing (including via email) and shall be given:

(i) if to Provider:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice) to:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

(ii) if to Recipient:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice) to:

[______________________]

[______________________]

[______________________]

Attention: [•]

Email: [•]

SLAs may contain a local address or email address for notices concerning a specific Service. Routine operational communications may be delivered by email to the applicable Contract Managers (or Service Coordinators) and need not comply with the foregoing formal notice requirements unless this Agreement expressly provides otherwise.

Section 13.06 Expenses. Except as otherwise expressly provided herein (or any SLA), each Party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

Section 13.07 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the applicable federal laws of Mexico and, to the extent that any matter is governed by state or municipal law, the applicable laws of the State of Jalisco and the municipality in which the Site is located, without giving effect to any conflict-of-laws principle that would result in the application of the laws of any other jurisdiction.

Section 13.08 Reserved.

Section 13.09 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 13.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more such counterparts have been signed by each Party and delivered (by facsimile, email, or otherwise) to the other Party.

Section 13.11 Parties in Interest. The provisions of this Agreement and any Schedule or Exhibit hereto and the obligations and rights hereunder and thereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 13.12 Relationship of the Parties. Nothing contained in this Agreement shall be construed so as to operate or to place any Party or its Affiliates in the relationship of employee or agent or joint venture or legal representative of the other Party or its Affiliates and it is hereby expressly agreed and acknowledged that each of the Parties hereto is an independent contracting Party which does not have the authority or power for or on behalf of the other Party hereto to enter into any contract, to incur debts, to accept money, to assume obligations or to make any warranties or representations whatsoever.

Section 13.13 Conflict. In the event of a conflict between this Agreement and an SLA or Schedule, the applicable SLA or Schedule shall govern with respect to the Services covered thereby. In the event of any conflict between this Agreement and the Separation Agreement, such conflict shall be resolved in accordance with Section 11.1 of the Separation Agreement. In the event of any conflict between this Agreement or an applicable SLA and the Guadalajara Lease, the Guadalajara Lease shall govern with respect to the leased premises and property-level obligations, including ownership, possession, occupancy, rent, property taxes, property insurance and maintenance, repair, replacement and capital obligations, and this Agreement and the applicable SLA shall govern with respect to the Services, including their scope, Specifications, service levels, pricing and allocation of Service costs, performance, suspension, termination and remedies. Nothing in this Agreement or any applicable SLA shall modify the Guadalajara Lease. No Party shall be entitled to duplicative recovery under this Agreement or an applicable SLA of any cost, Claim or Loss to the extent such cost, Claim or Loss has been recovered under the Guadalajara Lease.

Section 13.14 Survival of Certain Provisions. Without prejudice to the survival of the provisions of any other agreements of the Parties, the Parties expressly agree that the provisions of Section 3.03 (Payments; Audit), Section 6.04 (Survival of Payment Obligations), Section 6.05 (Settlement of Accounts), Article VII (Disclaimer of Warranties), Article VIII (Limitation of Liability), Article IX (Indemnification), Section 10.03 (Dispute Resolution), and Article XIII (Miscellaneous) shall survive any termination or expiration of this Agreement to the extent necessary to give them effect.

Section 13.15 Supply of Services. The Parties acknowledge and agree that this Agreement is an agreement for the supply of services. Any transfer or delivery of goods or equipment incidental to the Services shall not alter such characterization. This Agreement and any such incidental transfer or delivery shall be governed in accordance with Section 13.07 and applicable Mexican Law.

Section 13.16 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein (express or implied) is intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

Section 13.17 Further Action. Except as otherwise provided in this Agreement, the Parties shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all appropriate action, to do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

Section 13.18 Compliance with Laws. In performing its obligations, each Party will comply with all federal, state, and local Laws, ordinances, tariffs and regulations of any Governmental Entity applicable to such Party.

Section 13.19 Interpretation. Nothing herein shall be deemed an admission by either Party or any of its Affiliates, in any proceeding or Action, that such Party or any such Affiliate, or any Third Party, is or is not in breach or violation of, or in default in, the performance or observance of any term or provisions of any Contract. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, Exhibit and Schedule are references to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Schedules and Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) references to “written” or “in writing” include in electronic form; (h) provisions shall apply, when appropriate, to successive events and transactions; (i) the table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (j) Provider and Recipient have each participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties thereto and no presumption or burden of proof shall arise favoring or burdening either Party by virtue of the authorship of any of the provisions in this Agreement; (k) a reference to any Person includes such Person’s successors and permitted assigns; (l) any reference to “days” means calendar days unless Business Days are expressly specified; (m) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (n) any Contract or statute defined or referred to herein means such Contract or statute as from time to time amended, modified or supplemented, unless otherwise specifically indicated (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any Contract or statute shall be deemed to refer to such Contract or statute, as amended, and, with respect to statutes, any rules or regulations promulgated thereunder, in each case, as of such date); (o) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement; (p) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; (q) any consent required under this Agreement shall be in writing unless otherwise expressly provided herein; and (r) references to “documented” fees, costs or expenses hereunder shall mean amounts supported by records maintained in the Ordinary Course of Business; provided that any allocated fees, costs or expenses expressly contemplated in an SLA may be supported by the applicable allocation methodology and the underlying cost records.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Site Services Agreement (Guad North) to be executed as of the Signing Date.

PROVIDER

By:
Name:
Title:

RECIPIENT

By:
Name:
Title:

SCHEDULE A

SLAs

SERVICE LEVEL AGREEMENT

FOR SITE SERVICES AGREEMENT

GUAD NORTH

Electric and Water Distribution Services

This Service Level Agreement (Electric and Water Distribution Services) (this “Service Level Agreement”) is made and entered into as of [•], 2026 (the “Service Level Agreement Effective Date”) by and between PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V., a Mexican entity existing under the laws of Mexico (“Provider”), and FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V., a Mexican entity existing under the laws of Mexico (“Recipient”).

1.	BACKGROUND

This Service Level Agreement is entered into pursuant to the terms of the Site Services Agreement (Guad North), dated as of [•], 2026, by and between Provider and Recipient (the “Agreement”) and constitutes an SLA under the Agreement. Provider and Recipient, collectively with their permitted assigns, are referred to herein as the “Parties” and each, a “Party”. Capitalized terms used but not defined in this Service Level Agreement have the meanings assigned to those terms in the Agreement.

The Services provided under this Service Level Agreement are designated as Essential Site Services and Critical Services (each as defined in the Agreement). Without limiting any other provision of this Service Level Agreement or the Agreement, Provider shall not suspend, discontinue or reduce the Services, or impair Recipient’s access to its Facility, solely by reason of a Dispute, and the protections applicable to Essential Site Services under the Agreement shall apply to the Services.

Provider and Flextronics Plastics, S.A. de C.V. (“Flextronics Plastics”) are parties to a certain Site Services Agreement, dated as of [•], and certain Service Level Agreement, dated as of [•] (collectively, the “FLP Agreement”), pursuant to which Provider provides electric and water distribution services to Flextronics Plastics. The Parties acknowledge and agree that certain shared infrastructure, capabilities, and services used to provide the Services are shared between Recipient under this Service Level Agreement and Flextronics Plastics under the FLP Agreement.

2.	ELECTRIC SERVICES DESCRIPTION

A.	ELECTRIC SERVICES

i.

Provider shall provide, and Recipient shall use and pay for, electric service for Recipient’s Facility, as agreed under this Service Level Agreement (the “Electric Services”). Subject to Section 2.B and Section 2.D, Provider shall supply the electricity requirements of Recipient’s Facility during the term of this Service Level Agreement up to the Guaranteed Power Capacity; in the understanding that Provider shall make commercially reasonable efforts to provide any capacity required by Recipient in excess of the Guaranteed Power Capacity as Additional

Electric Services in accordance with Section 2.E. The Electric Services include the supply, allocation, delivery and distribution of electricity to Recipient’s individual buildings or properties through Provider’s private network within the Site, which electricity is supplied by the Comisión Federal de Electricidad (“CFE”). Any failure by Provider to deliver Electric Services to any individual property shall constitute a breach of this Service Level Agreement only if Provider fails to cure such failure within fifteen (15) Business Days after receiving written notice from Recipient; provided that Provider shall not be in breach to the extent the failure results from a Force Majeure Event, a Permitted Maintenance Outage, or the fault of a third party not under Provider’s reasonable control. Any breach under this paragraph shall be subject to the express remedies and limitations set forth in this Service Level Agreement and the Agreement.

ii.

All capacity amounts stated in this Section 2 (including Section 2.E) and Schedule 1 (including the baseline of 19.5 MW, each increment under Scenario 1 or Scenario 2, and the resulting total of 29.5 MW) are aggregate amounts available jointly to Recipient under this Service Level Agreement and to Flextronics Plastics under the FLP Agreement, and are not cumulative. Schedule 1 shall set out the allocation of such aggregate amounts between this Service Level Agreement and the FLP Agreement, which allocation Recipient and Flextronics Plastics may reallocate between themselves by joint written notice to Provider, provided that the aggregate amount is not exceeded.

B.	POWER RIGHTS

i.

Provider shall reserve and make available to Recipient, from the Service Level Agreement Effective Date and throughout the term of this Service Level Agreement, a guaranteed minimum of 19.5 MW of electric capacity for Recipient’s operations, as may be increased from time to time in accordance with Section 2.B(ii) (the “Guaranteed Power Capacity”). The Guaranteed Power Capacity is a capacity amount (MW) available at any time, and not a measure of electricity consumed (kWh/MWh).

Recipient’s electricity consumption may fluctuate from month to month and may be below the Guaranteed Power Capacity. The Guaranteed Power Capacity is a reservation of capacity only and does not create any obligation for Recipient to consume the full Guaranteed Power Capacity in any month. Charges for the Electric Services shall be determined exclusively in accordance with Section 2.C and Section 2.E.

Provider shall have no obligation to supply electricity above the Guaranteed Power Capacity except as agreed under Section 2.E. As of the Service Level Agreement Effective Date, the Electric Services shall be supplied exclusively with electricity supplied by CFE. The source of electricity shall not limit or condition Provider’s obligation to make the

Guaranteed Power Capacity available. Any source change requested by Recipient that requires capital expenditures or new infrastructure shall be subject to Provider’s review and approval. The existing interchangeability arrangements for Recipient’s buildings shall be maintained, and any change to them shall require prior discussion between the Parties. Provider shall obtain and maintain the authorizations, permits and contracts necessary to deliver electricity from any source it uses and comply with applicable regulatory requirements for such purposes.

ii.

Provider shall reserve and make available to Recipient electric capacity as set forth below, subject to the required governmental approvals and CFE delivery (any delay or failure of which shall constitute a Force Majeure Event). Each increment made available under paragraph (2) or (3) below, and any further increment agreed in writing under paragraph (4) below, shall form part of the Guaranteed Power Capacity from the date it is made available, with Schedule 1 to be updated accordingly.

(1)	19.5 MW from the Service Level Agreement Effective Date, constituting the baseline Guaranteed Power Capacity under Section 2.B(i);

(2)

if the approximately 40 MW capacity expansion at the Site is delivered as contemplated by the Parties (“Scenario 1”): (A) an additional 5 MW, to be made available to Recipient no later than January 31, 2027; (B) an additional 5 MW, to be made available to Recipient no later than October 31, 2027, resulting in a total Guaranteed Power Capacity of 29.5 MW; and (C) at Recipient’s option, an additional 10 MW, solely following delivery by CFE to Provider of an additional 150 MW; provided that if CFE is delayed in delivering such 150 MW but is able to deliver a portion of such amount, a proportional amount will be allocated to Recipient as it is made available;

(3)

if Scenario 1 cannot be executed (“Scenario 2”): (A) an additional 3 MW, to be made available to Recipient no later than December 31, 2027, subject to CFE’s plan of record; and (B) an additional 7 MW, to be made available to Recipient no later than December 31, 2028, subject to CFE’s delivery of additional capacity to the Site; provided that, if CFE’s delivery is delayed, Recipient shall receive a proportional share of such additional capacity as it becomes available; and

(4)	Recipient and Provider shall continue to negotiate in good faith Recipient’s incremental power capacity needs beyond the capacity set forth in this Section 2.B(ii).

C.	COST

Recipient shall pay Provider for the Electric Services, including any Additional Electric Services, on the basis of the electricity actually consumed by Recipient’s Facility, as measured at the Dedicated Meters in kilowatt-hours (kWh). The rate per kWh shall be variable and calculated in accordance with Schedule 2. The rate shall be pass-through, without profit or margin for Provider, and shall not be expressed as a fixed amount.

If Provider and Recipient receive services from shared power infrastructure in the same building under a temporary cross-supply arrangement with a term of less than nine (9) months, the Parties will agree in writing, before any power is supplied under that arrangement, on how the costs of the shared power will be allocated between them.

D.	EXCLUSIONS AND LIMITATIONS

The provision of Electric Services under this Service Level Agreement is subject to the following exclusions and limitations:

i.

The Guaranteed Power Capacity in effect from time to time, including any increment under Section 2.B(ii), shall be reflected in Schedule 1 for planning and operational purposes. Except for increments made in accordance with Section 2.B(ii), changes to the Guaranteed Power Capacity shall require the mutual written agreement of the Parties.

ii.

The Parties agree that the existing installed dedicated meters at the buildings leased by Recipient (“Dedicated Meters”) shall be utilized for measurement purposes. Provider shall be responsible for the maintenance, calibration, and replacement of the Dedicated Meters throughout the term of this Service Level Agreement. Recipient shall have the right to inspect the Dedicated Meters and request independent verification of their accuracy in accordance with Section 7.A.

iii.

Provider does not guarantee uninterrupted or continuous Electric Services or redundancy of supply to the extent that any interruption results from a Force Majeure Event (including any failure of supply by CFE or equipment failure) or a Permitted Maintenance Outage. In such case, Provider’s obligation to make available the Guaranteed Power Capacity shall be excused for the duration of the applicable event; provided that Provider shall use commercially reasonable efforts to minimize the duration and impact of any such interruption and shall promptly notify Recipient of any emergency interruption. If commercially reasonable and subject to the Parties’ prior agreement on the applicable costs, the Parties shall cooperate in good faith to identify and, if agreed, obtain temporary alternative sources of power.

iv.

The Parties acknowledge that the provision of Electric Services depends on Provider maintaining its continued status as an end-user under its supply agreement with CFE, the continued validity and effectiveness of Provider’s supply and connection agreements with CFE, and the continued existence, availability and operation of Provider’s private network within the Site. Provider shall be responsible for taking all reasonable actions within its control to maintain such status, agreements, permits, authorizations, capacity and private network, and any loss or impairment of the foregoing resulting from a Force Majeure Event shall be governed by Section 2.D(iii). Provider shall promptly notify Recipient of any communication, proceeding or action by CFE, or any other Governmental Entity that could reasonably be expected to affect the Electric Services.

v.

Provider shall not enter into any agreement, commitment, or arrangement with any third party that would reduce the amount of electricity available to Recipient below the Guaranteed Power Capacity, without Recipient’s prior written consent; provided that Provider may enter into arrangements with third parties for surplus electric capacity above the Guaranteed Power Capacity, so long as such arrangements do not reduce availability to Recipient below the Guaranteed Power Capacity. For purposes of this Section 2.D(v), Flextronics Plastics shall not be considered a third party with respect to the aggregate capacity allocated under Section 2.B.

vi.

If the source of electricity used to provide the Electric Services changes in the future, the Parties shall cooperate in good faith to negotiate and agree upon any amendments to this Service Level Agreement that may be necessary to reflect such change, provided that all applicable legal and technical requirements under Mexican Law for the supply of electricity from such alternative source have been satisfied and that any such requirements, to the extent applicable to the implementation of such change, shall be expressly incorporated into the relevant amendment to this Service Level Agreement.

E.	ADDITIONAL ELECTRIC SERVICES AND FORECASTING

Recipient may request in writing that Provider provide electric capacity in excess of the Guaranteed Power Capacity (“Additional Electric Services”). Each request for Additional Electric Services (a “Power Capacity Request”) must specify the amount and duration of capacity requested and include: (a) Recipient’s good-faith forecasts of its power requirements for the short term (the next twelve (12) months), the medium term (the next twelve (12) to thirty-six (36) months), and the long term (more than thirty-six (36) months); and (b) any supporting documentation Provider reasonably requests to evaluate the Power Capacity Request, including customer load profiles, production schedules, and equipment specifications. Provider shall respond in writing to each Power Capacity Request within five (5) Business Days of receipt.

i.

Availability; Provider Priority. Any provision of Additional Electric Services depends on Provider determining, in its sole discretion, that it has power capacity, capital expenditure budget and supporting infrastructure available after meeting Provider’s own current and projected requirements (“Excess Power Capacity”).

ii.

Methods of Provision. If Excess Power Capacity is available and the Parties sign a written agreement on the amount of Additional Electric Services and its terms, Provider will make it available to Recipient by one of the following methods:

(a) Temporary Allocation. Provider allocates the Additional Electric Services to Recipient for an initial term of one (1) year. Before each anniversary of the start of that term, the Parties will reassess whether Recipient still needs the Additional Electric Services, based on Recipient’s updated forecasts. Provider may choose, in its sole discretion, not to renew the allocation for any following one (1)-year term by giving Recipient written notice at least ninety (90) days before the current term ends. The Parties will revise the allocation of fees for any renewal term to reflect the Additional Electric Services being allocated. A temporary allocation shall not increase the Guaranteed Power Capacity.

(b) Permanent Incremental Allocation. The Parties may agree that Provider permanently allocates the Additional Electric Services to Recipient, in which case Recipient will pay all costs of any capital expenditure (including but not limited to hardware and mechanical and electrical equipment) needed to deliver it, and such Additional Electric Services shall form part of the Guaranteed Power Capacity.

(c) Dedicated Expansion. Provider expands its capital assets and infrastructure to create the Additional Electric Services, and Recipient pays all of the costs of such expansion. The resulting Additional Electric Services will be dedicated to Recipient’s exclusive use, under the terms the Parties agree in writing, and shall form part of the Guaranteed Power Capacity.

If the Parties agree in writing that Provider will pursue additional capacity in order to provide Additional Electric Services, Provider shall use commercially reasonable efforts to pursue the required procedures with CFE and any other competent Governmental Entity and keep Recipient reasonably informed and provide Recipient with copies of any material communications with CFE or any other Governmental Entity relating thereto. Provider shall not be liable for any delay, refusal or inability caused solely by any Governmental Entity, provided that Provider has timely taken the actions within its control and continues to diligently pursue the requested capacity.

Additional Electric Services shall be charged in accordance with the pricing mechanism under Section 2.C, together with any costs agreed by the Parties in writing under this Section 2.E (including approved capital expenditures and any revised allocation of fees for a temporary allocation). Provider shall not charge Recipient any profit or margin in respect of the Electric Services.

3.	WATER DISTRIBUTION SERVICES DESCRIPTION

A.	SERVICES

Provider, as the lawful holder of one or more water concession(s) granted by the National Water Commission (Comisión Nacional del Agua, “CONAGUA”) in accordance with the National Waters Act (Ley de Aguas Nacionales), its Regulations (Reglamento de la Ley de Aguas Nacionales), and all other applicable Mexican Law, shall provide the allocation, distribution and delivery of water service through Provider’s private existing infrastructure to the properties, buildings, and facilities that comprise the Recipient’s Facility, up to the Baseline Water Allocation (the “Water Distribution Services”, and together with the Electric Services, the “Services”) during the term of this Service Level Agreement, subject to the exclusions and limitations in

Section 3.C; in the understanding that Provider shall make commercially reasonable efforts to provide any water distribution services required by Recipient in excess of the Baseline Water Allocation as Additional Water Distribution Services in accordance with Section 3.D. Provider shall obtain and maintain the permits, authorizations, concessions, and registrations required under applicable Mexican Law to provide the Water Distribution Services and operate the infrastructure necessary for the allocation, distribution and delivery of water volumes required hereunder to Recipient’s Facility, subject to Section 3.C(ii).

The Baseline Water Allocation is an aggregate amount available jointly to Recipient under this Service Level Agreement and to Flextronics Plastics under the FLP Agreement, and is not cumulative. Schedule 3 shall set out the allocation of such aggregate amount between this Service Level Agreement and the FLP Agreement, and among such entities, which allocation Recipient and Flextronics Plastics may reallocate between themselves by joint written notice to Provider, provided that the aggregate amount is not exceeded.

Subject to Section 3.C, Provider shall deliver water to Recipient’s individual properties within the Site, in the volumes (up to the Baseline Water Allocation), quality standards, and pressure levels reasonably required for the operation of Recipient’s activities during the term of this Service Level Agreement. Any failure by Provider to deliver water to an individual property shall constitute a breach of this Service Level Agreement only if Provider fails to cure such failure within fifteen (15) Business Days after receiving written notice from Recipient; provided that Provider shall not be in breach to the extent the failure results from a Force Majeure Event, a Permitted Maintenance Outage, an act or omission of CONAGUA or any other Governmental Entity, or the fault of a third party not under Provider’s reasonable control. Any breach under this paragraph shall be subject to the express remedies and limitations set forth in this Service Level Agreement and the Agreement.

The Parties acknowledge that: (i) water is a national asset (bien nacional) whose ownership corresponds to the Mexican Nation pursuant to Article 27 of the Political Constitution of the United Mexican States (Constitución Política de los Estados Unidos Mexicanos) and the National Waters Act; (ii) the Water Distribution Services constitute exclusively a service for the allocation, distribution, and physical delivery of water and do not constitute, nor shall they be construed as, a sale, transfer, conveyance, or assignment of water as a commodity or of any water rights; and (iii) the Water Distribution Services include the allocation, distribution, and delivery of water through Provider’s private existing infrastructure and any extensions, improvements, or additions thereto that may be required to ensure delivery to each of Recipient’s facilities, all under Provider’s water concession(s).

The Parties further acknowledge that the water distributed under this Service Level Agreement is supplied under Provider’s water concession(s) from groundwater extracted by Provider through wells located within the Site (currently three (3)) (the “Water Source”). Provider shall obtain and maintain the permits and authorizations required under applicable Mexican Law to receive and distribute water from the Water Source.

B.	COST

Recipient shall pay Provider for the Water Distribution Services, including any Additional Water Distribution Service, on the basis of the volume of water actually distributed to Recipient’s facilities, as measured in cubic meters (m³) at the applicable meters (or if meters are not available, on the basis otherwise agreed by the Parties) (the “Water Distribution Fee”). Such fees constitute compensation for the operation, maintenance, administration, and provision of Provider’s water distribution infrastructure, including pumping, treatment, and metering systems, and do not constitute, nor shall they be construed as, a price, payment, or consideration for the sale, transfer, or assignment of water or any water rights. For the avoidance of doubt, the Water Distribution Fee does not include any component attributable to the intrinsic value of the water distributed, which remains a national asset (bien nacional) not subject to private appropriation. The rate per cubic meter (m³) shall be variable and calculated in accordance with Schedule 4. The rate shall be pass-through, without profit or margin for Provider, consistent with the arm’s-length principle and applicable Mexican Law.

C.	EXCLUSIONS AND LIMITATIONS

The provision of Water Distribution Services under this Service Level Agreement is subject to the following exclusions and limitations:

i.

Provider shall reserve and make available to Recipient the volume of water set forth in Schedule 3 (the “Baseline Water Allocation”). The Baseline Water Allocation shall constitute the maximum volume that Provider is obligated to distribute to Recipient’s facilities; provided that Provider shall also distribute any Additional Water Distribution Services agreed under Section 3.D. Changes to the Baseline Water Allocation shall require the mutual written agreement of the Parties; provided, however, that Provider shall not reduce the Baseline Water Allocation without Recipient’s prior written consent.

ii.

The Water Distribution Services are subject to the terms, conditions, and volume limitations of Provider’s water concession(s) granted by CONAGUA. Provider shall use commercially reasonable efforts to maintain its water concession(s) in good standing and to pursue renewal and, where commercially reasonable, expansion of the volumetric allocation thereunder. Provider shall promptly notify Recipient of any communication, proceeding, or action by CONAGUA or any other Governmental Entity that could reasonably be expected to affect the Water Distribution Services, including any reduction, modification, suspension, or revocation of Provider’s water concession(s). Provider shall not be liable for any delay, reduction or inability to obtain or maintain concession volume caused by CONAGUA, another Governmental Entity, or a third party beyond Provider’s reasonable control.

iii.

The Parties acknowledge that the water infrastructure within the Site consists of two (2) categories: (a) the infrastructure that, as holder of the water concession title(s), Provider is required to install under applicable Mexican Law to extract water through wells when the source is groundwater, including a meter installed at the point of extraction to measure the volumes consumed, which meter is connected to CONAGUA and transmits daily consumption measurements (the “Concession Infrastructure”); and (b) any infrastructure constructed downstream of such metering point, which is considered additional infrastructure and is privately owned (the “Additional Infrastructure”). The Additional Infrastructure used for the distribution of water volumes supplied by Provider to Recipient shall be independent from and separate from the Concession Infrastructure associated with Provider’s concession titles for the use and exploitation of national waters within the Site. Provider shall maintain such separation in compliance with applicable Mexican Law and shall ensure that such separation does not adversely affect Recipient’s right to receive the Water Distribution Services or the Additional Water Distribution Services contemplated under Section 3.D. Provider shall be solely responsible for obtaining and maintaining all environmental permits, licenses, and authorizations required for the operation of the Concession Infrastructure and the Additional Infrastructure used for the provision of the Water Distribution Services.

iv.

In the event that CONAGUA reduces, modifies, suspends, or revokes Provider’s water concession(s), or if the available volume under such concession(s) is or may become insufficient to fully satisfy the Baseline Water Allocation, Provider shall: (a) notify Recipient in writing within five (5) Business Days of becoming aware of such event; (b) prioritize the allocation of available water volume to Recipient’s facilities before allocating water to third parties; (c) use commercially reasonable efforts to cooperate with Recipient in good faith to identify and implement commercially reasonable alternatives, including seeking additional concession volume from CONAGUA or securing alternative water supply sources; and (d) the Parties shall equitably share the reasonable, documented incremental costs associated with securing such alternative supply, taking into account the relative benefits, control and responsibility of the Parties; provided that, to the extent such event results from Provider’s breach of this Service Level Agreement or failure to maintain its water concession(s) in good standing, such costs shall be borne by Provider. Provider shall not be required to incur material capital expenditures for alternative supply unless Recipient has approved such expenditures in writing and agreed to bear its agreed share of the costs.

v.

Provider’s obligation to provide the Water Distribution Services shall be limited to the distribution of the water volumes required under this Service Level Agreement to Recipient through Provider’s private infrastructure within the Site and all actions reasonably necessary to maintain such private infrastructure in proper operating condition and with sufficient capacity to enable Provider to perform its obligations under this Service Level Agreement.

vi.

Provider shall not enter into any agreement, commitment, or arrangement with any third party that would reduce the volume of water available for distribution to Recipient below the Baseline Water Allocation, without Recipient’s prior written consent; provided that Provider may enter into arrangements with third parties for surplus water capacity above the Baseline Water Allocation, so long as such arrangements do not reduce availability to Recipient below the Baseline Water Allocation.

vii.

A portion of the Baseline Water Allocation will be distributed by Provider to Recipient for use in Recipient’s chilled water system (the “Chilled Water Supply”); provided that in addition to being supplied from the Water Source, it may also be supplied from other sources to be agreed between the Parties.

viii.

Any future investments, capital expenditures, expansions, or improvements made by or on behalf of Provider in the Concession Infrastructure or the Additional Infrastructure for purposes of Provider’s own growth or the growth of its other operations within the Site shall be borne solely by Provider and shall not be charged to Recipient, whether as part of the Water Distribution Fee or otherwise.

ix.

Each Party shall have the right, at any time and independently, to contract for the supply of water directly with the Governmental Entity having jurisdiction over the Site or with any third party duly authorized by such Governmental Entity for such purpose, in accordance with applicable Mexican Law. Any such contracting shall be at the sole cost, expense, and responsibility of the contracting Party, and shall not modify, reduce, or otherwise affect the other Party’s rights and obligations under this Service Level Agreement, including Provider’s obligation to make available the Baseline Water Allocation.

D.	ADDITIONAL WATER DISTRIBUTION SERVICES AND FORECASTING

Recipient may request in writing that Provider provide water distribution services (including for the Chilled Water Supply) in excess of the Baseline Water Allocation (“Additional Water Distribution Services”). Each request for Additional Water Distribution Services (a “Water Capacity Request”) must specify the volume, duration, and the specific facilities requiring such additional services and include: (a) Recipient’s good-faith forecasts of its water distribution requirements for the short term (the next twelve (12) months), the medium term (the next twelve (12) to thirty-six (36) months), and the long term (more than thirty-six (36) months); and (b) any supporting documentation Provider reasonably requests to evaluate the Water Capacity Request, including equipment specifications. Provider shall respond in writing to each such Water Capacity Request within five (5) Business Days of receipt.

i.

Availability; Provider Priority. Any provision of Additional Water Distribution Service depends on Provider determining, in its sole discretion, that it has available volume from the Water Source or other applicable source and supporting infrastructure available after meeting Provider’s own current and projected requirements (“Excess Water Capacity”).

ii.

Methods of Provision. If Excess Water Capacity is available and the Parties sign a written agreement on the amount of Additional Water Distribution Service and its terms, Provider will make it available to Recipient by one of the following methods:

(a) Temporary Allocation. Provider allocates the Additional Water Distribution Service to Recipient for an initial term of one (1) year. Before each anniversary of the start of that term, the Parties will reassess whether Recipient still needs the Additional Water Distribution Service, based on Recipient’s updated forecasts. Provider may choose, in its sole discretion, not to renew the allocation for any following one (1)-year term by giving Recipient written notice at least ninety (90) days before the current term ends. The Parties will revise the allocation of fees for any renewal term to reflect the Additional Water Distribution Service being allocated. A temporary allocation shall not increase the Baseline Water Allocation.

(b) Permanent Incremental Allocation. The Parties may agree that Provider permanently allocates the Additional Water Distribution Service to Recipient, in which case Recipient will pay all costs of any capital expenditure (including but not limited to hardware and mechanical and electrical equipment) needed to deliver it, and such Additional Water Distribution Service shall form part of the Baseline Water Allocation.

(c) Dedicated Expansion. Provider expands its capital infrastructure to create the Additional Water Distribution Service, and Recipient pays all of the costs of such expansion. The resulting Additional Water Distribution Service will be dedicated to Recipient’s exclusive use, under the terms the Parties agree in writing, and shall form part of the Baseline Water Allocation.

If the Parties agree in writing that Provider will pursue additional water volumes in order to provide Additional Water Distribution Service, Provider shall use commercially reasonable efforts to pursue the required procedures with CONAGUA and keep Recipient reasonably informed and provide Recipient with copies of any material communications with CONAGUA relating thereto. Provider shall not be liable for any delay, refusal or inability caused solely by any Governmental Entity, provided that Provider has timely taken the actions within its control and continues to diligently pursue the requested capacity.

Additional Water Distribution Service shall be charged in accordance with the pricing mechanism under Section 3.B, together with any costs agreed by the Parties in writing under this Section 3.D. Provider shall not charge Recipient any profit or margin in respect of Water Distribution Services.

4.	ADDITIONAL CONSIDERATION

A.	GENERAL PRINCIPLES

It is the intent of Provider and Recipient that the cost calculations in this Service Level Agreement will capture all costs, fees and credits incurred by Provider associated with the delivery of the Services to Recipient without subsidizing Recipient or unduly benefitting Provider. Although Provider and Recipient have attempted to anticipate all of the costs associated with the delivery of the Services over the term of this Service Level Agreement, any unforeseen costs directly associated with the delivery of the Services will be passed on to Recipient. To the extent Provider incurs a cost in connection with the delivery of a Service that benefits Recipient, such cost will be shared with Recipient. To the extent Provider reduces a cost in connection with the delivery of a Service that benefits Recipient, such cost savings will also be shared with Recipient. Recipient shall have the right, upon reasonable notice, to review Provider’s books and records supporting any costs charged under this Service Level Agreement.

Costs will be determined using Provider’s accounting rules on the Service Level Agreement Effective Date. Any proposed changes to such accounting rules (and the financial impact of such changes) will be disclosed to Recipient in advance.

B.	INCREMENTAL SUPPORT COSTS

Recipient shall be solely responsible for all costs, fees, charges or expenses relating to or resulting from the Services requested by Recipient where Recipient is the primary beneficiary (to the extent any such costs, fees, charges or expenses have not already been charged to Recipient hereunder), including any incremental costs of complying with applicable Mexican Law or obtaining or modifying Permits to the extent arising solely from such requested Services.

5.	TERM AND TERMINATION

A.	TERM

This Service Level Agreement is effective as of the Service Level Agreement Effective Date and shall continue in effect for the duration of the term of the Guadalajara Lease, which may be extended for an additional period upon terms to be agreed by the Parties, unless terminated in accordance with this Service Level Agreement or the Agreement.

B.	TERMINATION

i.

Except as expressly provided in Section 5.B(iii), Section 5.B(iv) and Section 6, Provider shall have no right to voluntarily terminate this Service Level Agreement or any Service under this Service Level Agreement unless Recipient has expressly consented in writing and materially equivalent substitute services are legally available, physically connected, tested and fully operational for Recipient.

ii.	Recipient may terminate any Service by giving Provider written notice that satisfies the Required Notice Period applicable to Recipient for such Service.

iii.

Provider may terminate a Service if Recipient has permanently ceased using that Service or fails to pay undisputed amounts due for that Service for a period of six (6) months and does not cure such failure within thirty (30) days after written notice, in each case subject to the Essential Site Services protections of this Service Level Agreement and the Agreement.

iv.

Notwithstanding anything to the contrary in the Agreement, if at any time, any Governmental Entity threatens to initiate or initiates any action claiming or asserting jurisdiction over Provider as a public utility or electric utility due to Provider’s provision of the Services, the Parties shall cooperate in good faith to identify and implement a commercially reasonable solution that permits the Services to continue in compliance with applicable Mexican Law before either Party may seek termination on that basis. Provider shall not terminate this Service Level Agreement solely because of any such threat or action unless the Parties have exhausted such good-faith cooperation and no legally permissible solution is available.

6.	CHANGE IN LAW

“Change in Law” shall mean the occurrence, after the Service Level Agreement Effective Date, of any of the following: (i) the adoption, publication, or taking effect of any Law, rule, code, Mexican official standards, regulation or treaty; (ii) any change in any Law, rule, regulation, code, Mexican official standards, order, decree or treaty, including any amendment or modification to the Energy Sector and Water Law, its regulations, or any rules, guidelines or criteria issued by the Ministry of Energy (“SENER”), CONAGUA or the Ministry of Environment and Natural Resources (“SEMARNAT”); or in the administration, interpretation, implementation or application thereof by any Governmental Entity, including any change affecting private network requirements, water concession terms, water quality standards, environmental permits, or the terms and conditions of supply and connection agreements with CFE; or (iii) the making or issuance of any request, guideline, resolution or directive (whether or not having the force of law) by any Governmental Entity, including SEMARNAT, CONAGUA, CFE and SENER.

If a Change in Law occurs which (i) renders it impossible or unlawful for Provider to perform or otherwise give effect to any material obligation under this Service Level Agreement; (ii) causes any material provisions of this Service Level Agreement to become inconsistent with applicable Mexican Law; (iii) materially and adversely affects the regulatory approvals, permits, or agreements upon which the provision of the Services depends, including the supply and connection agreements with CFE or the authorization to operate a private network within the Site; or (iv) materially and adversely affects Provider’s water concession titles, environmental permits, or authorizations required for the extraction, distribution, or discharge of water, or imposes new or more restrictive water quality, volumetric, or environmental standards affecting the Water Distribution Services (each, a “Relevant Change in Law”), then a Party may give notice to the other Party of the Relevant Change in Law occurring. The Parties shall meet within fifteen (15) Business Days of such notice to negotiate in good faith such amendments to this Service Level Agreement as are necessary to (A) ensure that Recipient can continue to receive the Services as promptly as possible and with minimal service interruption; (B) achieve (so far as is possible) the same overall balance of rights, obligations, liabilities, risks, and costs under this Service Level Agreement as applied immediately prior to the Relevant Change in Law and to ensure that performance of this Service Level Agreement remains legal and enforceable; (C) allocate fairly between the Parties the incremental costs, if any, of implementing such amendments or restructuring the manner in which the Services are provided; and (D) ensure that any change in the manner of providing the Water Distribution Services continues to comply with the principle that Recipient is charged solely for the distribution service and not for the water itself.

For the avoidance of doubt, a Change in Law shall not, in and of itself, excuse Provider from its obligation to provide the Services or entitle Provider to suspend, curtail or terminate the Services, except to the extent performance becomes unlawful or impossible. The Parties shall cooperate in good faith to identify and implement commercially reasonable changes to the manner or method of providing the Services that are necessary to allow the Services to continue to be provided in compliance with applicable Mexican Law, including by pursuing any amendments to governmental permits, registrations, water concessions, environmental authorizations, or agreements that may be required. The Parties shall negotiate in good faith an equitable allocation of the incremental costs of complying with a Change in Law or implementing such changes. If the Parties are unable to agree on such cost allocation or amendments within ninety (90) days following delivery of notice of a Relevant Change in Law, Recipient may terminate this Service Level Agreement upon sixty (60) days’ prior written notice to Provider, and Provider may terminate this Service Level Agreement only if performance of the Services has become unlawful or impossible and no legally permissible solution is available. In either case, the Parties shall continue to cooperate to provide and receive the Services until the later of the end of such notice period and the date on which materially equivalent substitute services are available to Recipient, in each case, to the extent legally permissible.

7.	OTHER TERMS

A.	EQUIPMENT

Provider shall own, operate, maintain and provide telemetry for the metering and distribution equipment for purposes of providing the Services, unless otherwise agreed by the Parties. Recipient shall have the right to inspect any such equipment upon reasonable prior notice and subject to applicable Site safety rules. Provider shall ensure that metering equipment is calibrated and certified in accordance with applicable Mexican Law and industry standards. Recipient shall have the right to request independent verification of metering accuracy and water quality testing results at Recipient’s cost (or at Provider’s cost if the metering equipment is found to be outside applicable tolerances, in which case charges shall be adjusted for the period of inaccuracy), provided such request shall not be made more than once per calendar year. If any Dedicated Meter or other meter used to measure the Services is unavailable, malfunctioning or not yet installed for any period, consumption of the applicable Service for such period shall be allocated on a reasonable basis, taking into account Recipient’s historical usage and any other available information, subject to a true-up once accurate meter readings are available.

B.	GENERAL LIMITATIONS

The Services do not include any service, facility or obligation not expressly described in this Service Level Agreement or the Schedules, except as otherwise agreed in writing by the Parties.

The Parties agree that natural gas supply is not covered by this Service Level Agreement.

Provider shall be responsible for environmental liability arising from the operation of the water distribution infrastructure, including any contamination, spill, or unauthorized discharge occurring within Provider’s distribution network, except to the extent resulting from pre-existing contamination or contamination caused by Recipient’s operations or activities.

C.	DISRUPTIONS AND MAINTENANCE

Recipient shall ensure that Recipient’s facilities are able to safely shut down in the event of a complete loss of electric service, whatever its source.

The Parties shall use commercially reasonable efforts to coordinate planned maintenance and restore Services as promptly as practicable following any disruption, subject to applicable Mexican Law, Permits and emergency protocols applicable at the Site. Provider shall provide Recipient with not less than ninety (90) days’ prior written notice of any planned maintenance that may materially affect the provision of the Services, except in the case of emergency maintenance, in which case Provider shall provide notice as soon as reasonably practicable. Provider shall use commercially reasonable efforts to schedule planned maintenance during periods of low demand and to minimize disruption to Recipient’s operations.

Interruptions of the Services during planned maintenance notified in accordance with this Section 7.C or during emergency maintenance notified as soon as reasonably practicable in accordance with this Section 7.C (each, a “Permitted Maintenance Outage”) shall not constitute a breach of this Service Level Agreement.

D.	REGULATORY CONSIDERATIONS

The Parties acknowledge and agree that it is not the intent of the Parties for Provider to be regulated as a public utility, electric utility or similar entity under Mexican Law. No undertaking by Provider in this Service Level Agreement will constitute the dedication of Provider’s interconnection and distribution facilities or any related portion to the public. Provider is not a public utility or electric utility and Provider’s provision of the Services under this Service Level Agreement is expressly contingent upon the continued operation of Provider’s electricity supply and distribution facilities free from regulation as a public utility or electric utility, in any respect whatsoever under any applicable Mexican Law.

The Parties further acknowledge that the Water Distribution Services are provided under and subject to Provider’s water concession(s) granted by CONAGUA and do not constitute the provision of a public water supply service. Nothing in this Service Level Agreement shall be construed as authorizing Provider to act as a public water utility or to provide water supply services to third parties outside the Site without the appropriate governmental authorizations.

To the extent the Parties are affiliates, the pricing for the Services shall be determined on an arm’s-length basis and shall comply with applicable transfer pricing rules under Mexican Law.

E.	CONTRACT ADMINISTRATOR

Each Party shall provide the other with written notice informing such Party of the applicable contract administrator contact information. Either Party may change its contract administrator contact information by providing written notice to the other Party of such change. Any change in contract administrator contact information is effective upon delivery of such written notice to the other Party. Either Party may elect to have one notice of contract administrator contact information govern multiple Service Level Agreements.

F.	INFRASTRUCTURE OWNERSHIP

The Parties acknowledge that Provider owns the electrical and water distribution infrastructure and facilities within the Site, including all substations, transformers, distribution lines, meters, pipes, valves, pumping stations, storage tanks and related equipment used for the provision of the Services. Provider shall be responsible for routine maintenance, ordinary repairs, and replacement of its distribution infrastructure necessary for such infrastructure to function properly. Any upgrade that primarily benefits Recipient, including a capacity expansion requested by Recipient, shall be subject to Recipient’s prior written approval and equitable cost-sharing as agreed by the Parties; provided that Recipient shall not be responsible for replacements or capital expenditures required for Provider’s infrastructure to function or to maintain the Guaranteed Power Capacity. Recipient shall not make any modifications or connections to the distribution infrastructure without Provider’s prior written consent. The ownership, maintenance and replacement obligations with respect to the distribution infrastructure may also be addressed in the Guadalajara Lease between the Parties, and in the event of any conflict, the terms of the Guadalajara Lease shall prevail; provided that nothing in the Guadalajara Lease shall reduce Provider’s obligations under this Service Level Agreement with respect to the Guaranteed Power Capacity, the Baseline Water Allocation or the provision of the Services.

8.	MISCELLANEOUS

This Service Level Agreement is incorporated by reference into the Agreement. In the event of any conflict between the terms of this Service Level Agreement and the Agreement, the terms of this Service Level Agreement shall prevail. This Service Level Agreement shall be governed by and construed in accordance with the laws of Mexico, consistent with the governing law of the Agreement. Any dispute, controversy, or claim arising out of or relating to this Service Level Agreement, including any question regarding its existence, validity, interpretation, performance, breach, or termination, shall be finally resolved by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (ICC), as in effect from time to time. The seat of arbitration shall be Mexico City, Mexico. The arbitration proceedings shall be conducted in the English language, unless otherwise agreed in writing by the Parties. The arbitral tribunal shall consist of three arbitrators, appointed in accordance with the ICC Rules. The award rendered by the arbitral tribunal shall be final and binding upon the Parties.

Except for liability arising from a Party’s fraud, willful misconduct or gross negligence, each Party’s total aggregate liability under this Service Level Agreement, whether in contract, statute or otherwise, shall not exceed the total fees paid or payable by Recipient under this Service Level Agreement during the twenty-four (24)-month period preceding the event giving rise to the claim. This limitation shall apply notwithstanding any other provision of this Service Level Agreement or the Agreement, except to the extent a specific provision expressly provides a lower limitation or an exclusive remedy.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Service Level Agreement to be executed as of the Service Level Agreement Effective Date.

PROVIDER

PARQUE DE TECNOLOGÍA ELECTRÓNICA, S.A. DE C.V.

By:
Name:
Title:

RECIPIENT

FLEXTRONICS TECHNOLOGIES MEXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Schedule 1

Guaranteed Power Capacity

Schedule 2

Electric Services – Cost

Schedule 3

Water Distribution Services – Baseline Water Allocation

Schedule 4

Water Distribution Services – Cost

SCHEDULE B

INTENTIONALLY OMITTED SERVICES

None.

Annex C

WARRANT TO PURCHASE ORDINARY SHARES

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED IN CONNECTION WITH AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A TRANSACTION AGREEMENT, DATED AS OF AUGUST 15, 2025, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.

WARRANT

to purchase

3,859,851

Ordinary Shares of

Flex Ltd.

a public company limited by shares

incorporated under the laws of Singapore

Issue Date: August 15, 2025

1. Number of Warrant Shares; Exercise Price. This certifies that, for value received, the Warrantholder or its permitted assigns or transferees is entitled, upon the terms hereinafter set forth, to acquire from the Company, in whole or in part, up to a maximum aggregate of 3,859,851 fully paid and nonassessable Ordinary Shares (the “Warrant Shares”), at a purchase price per Ordinary Share equal to $51.29 (the “Exercise Price”). The Warrant Shares and Exercise Price are subject to adjustment and/or may be supplemented by or converted into other Equity Securities as provided herein, and all references to “Ordinary Shares,” “Warrant Shares,” and “Exercise Price” herein shall be deemed to include any such adjustment, supplement, and/or conversion or series of adjustments, supplements, or conversions.

2. Exercise of Warrant; Term; Other Agreements; Book Entry; Cancellation.

(i) Promptly following the end of each calendar quarter during which a Vesting Event has occurred (or promptly after a written request by Amazon for a Notice of Vesting Event as of a certain day), the Company shall deliver to the Warrantholder a Notice of Vesting Event in the form attached as Annex A hereto; provided that neither the delivery, nor the failure of the Company to deliver, such Notice of Vesting Event shall affect or impair the Warrantholder’s rights or the Company’s obligations hereunder.

(ii) Subject to (A) Section 1, Section 8(iv), and Section 9, and (B) compliance with the Antitrust Laws (including with respect to any Warrant Shares issuable from exercise of this Warrant upon a Vesting Event or otherwise), as may be applicable, the right to purchase Warrant Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time, from and after the applicable Vesting Event, but in no event later than 5:00 p.m., Seattle time, on August 15, 2030 (such time, the “Expiration Time” and such period from and after the applicable Vesting Event through the Expiration Time, the “Exercise Period”), by (a) the delivery of the Notice of Exercise, to the Company in accordance with Section 13 (or such other office or agency of the Company in the United States as it may designate by notice to the Warrantholder in accordance with Section 13 hereof) and (b) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of the Warrantholder, either: (i) by wire transfer of immediately available funds to an account designated by the Company (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in two (2) or more parts, as applicable) equal to the product of (x) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in two (2) or more parts, as applicable) (if payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”); provided that such product shall be rounded to the nearest whole Warrant Share. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or an Acquisition Transaction, such exercise may at the election of the Warrantholder be conditioned upon the consummation of such transaction, in which case such exercise shall be inclusive of any vesting that would occur upon the consummation of or immediately prior to such transaction but not be deemed to be effective until immediately prior to the consummation of such transaction. If such transaction is not consummated, such exercise shall be deemed void if so requested by Warrantholder in a Notice of Exercise.

(iii) If (a) at any time during the Exercise Period the Warrantholder has not exercised this Warrant in full with respect to Warrant Shares that are vested as of the Expiration Time as a result of (I) there being insufficient corporate authorization for the Warrant Shares, (II) the lack of any required regulatory, corporate or other approval (including, for the avoidance of doubt, any approval required under the Antitrust Laws (including the Initial Antitrust Clearance), if so applicable), or (III) the Company not being current with its Exchange Act public reporting requirements at any time in the previous thirty (30) days, (b) at the Expiration Time, the Company is a party to a definitive agreement for an Acquisition Transaction that has not closed and resulted in payment of the applicable proceeds to the Company’s shareholders, or (c) at any time prior to the Expiration Time, a third party has publicly filed, or announced its intention to file, a tender offer for the Company which if consummated would result in an Acquisition Transaction, and without a definitive agreement for an Acquisition Transaction with respect to such tender offer having been executed by the Company, then within ninety (90) days of the Expiration Time, and solely with respect to Warrant Shares vested as of the Expiration Time:

(X) in the case of either of the conditions in (a) (I) or (a) (II) and solely for any Warrant Shares not either exercised by the Warrantholder or exercisable on each and every of the thirty (30) Trading Days preceding the Expiration Time, the Company shall pay the Warrantholder an amount per Warrant Share equal to the difference between the 30-Day VWAP ending on the date immediately preceding the Expiration Time (the “Expiration Closing Price”) and the Exercise Price and upon such payment, the Warrantholder shall be deemed to have forfeited the Warrant in whole (except with respect to the obligation under Section 2(iv) hereof with respect to unvested Warrant Shares); provided further, that this Section 2(iii)(X) shall not apply to the extent that, at the Warrantholder’s option, some (or all) of the vested Warrant Shares were taken into account in the negotiation of the New Warrant, if applicable;

(Y) in the case of condition (a)(III), (A) for any Warrant Shares that the Warrantholder exercised but did not sell prior to the Expiration Time, the Company shall pay the Warrantholder an amount per Warrant Share equal to the difference between (i) if the Company’s Ordinary Shares have been eligible for trading on the Company’s Principal Trading Market for each and every of the thirty (30) Trading Days preceding the Expiration Time, the 30-Day VWAP ending on the last Trading Day prior to the Expiration Time and the 30-Day VWAP for the period starting on the first Trading Day after which condition a(III) is no longer applicable, or (ii) once following the Expiration Time the Company’s Ordinary Shares have been eligible for trading on the Company’s Principal Trading Market for thirty (30) consecutive Trading Days, the 30-Day VWAP for the period ending on the last Trading Day before condition in a(III) became applicable and the 30-Day VWAP for the period starting on the first Trading Day after which condition a(III) is no longer applicable, and (B) for any Warrant Shares that were vested but not exercised prior to the Expiration Time, the Company shall pay the Warrantholder an amount per Warrant Share equal to the difference between the 30-Day VWAP for the period starting on the first Trading Day after which condition a(III) is no longer applicable and the Exercise Price and upon such payment in this (B), the Warrantholder shall be deemed to have forfeited the Warrant in whole (except with respect to the obligation under Section 2(iv) hereof with respect to unvested Warrant Shares); provided further, that this Section 2(iii)(Y) shall not apply to the extent that, at the Warrantholder’s option, some (or all) of the vested Warrant Shares were taken into account in the negotiation of the New Warrant, if applicable; and

(Z) in the case of either of the conditions in (b) or (c), the Company shall pay the Warrantholder an amount per Warrant Share equal to the difference between (i) the higher of the per share proceeds received by the Company’s shareholders under (b) or (c) as may be applicable, or any price per share received by the Company’s shareholders as a result of a ‘topping bid’ or ‘superior offer’ or similar concept in connection with either of the transactions described in (b) or (c) (the “Transaction Proceeds”), and (ii) the amount per share for which the Warrantholder sold Warrant Shares on or after the date of the Company entering into the definitive agreement (in the case of (b)) or a third party launching an acquisition bid (in the case of (c)) (the date in this (ii) being the “Transaction Start Date”) but prior to the Expiration Time (the “Top Up Amount”), provided the Top Up Amount shall only be due if the applicable transaction closes within twenty-four (24) months of the Expiration Time and the Company has not taken any step to frustrate or delay the closing of such a transaction in part or whole to avoid payment hereunder. If the Warrantholder is unable to exercise the Warrant Shares after the Transaction Start Date but before the Expiration Time due to legal restrictions, including without limitation being in possession of material nonpublic information and/or price-sensitive information, the need for regulatory approvals, or a halt in trading of the Company’s shares, then the Warrantholder shall receive a payment for any unexercised Warrant Shares equal to the difference between the Transaction Proceeds per Warrant Share and the Exercise Price per Warrant Share, provided that any unexercised Warrant Shares subject to such payment will thus be forfeited or surrendered as the case may be by the Warrantholder.

(iv) The Company shall provide the Warrantholder notice (the “Expiration Notice”) one hundred eighty days (180) days prior to the Expiration Time (the “Expiration Notice Date”). If there are unexercised Warrant Shares, whether vested or unvested, and the Warrantholder and the Company maintain a continued commercial relationship, then the Company shall negotiate in good faith with the Warrantholder (provided that the Warrantholder is Amazon or an Affiliate of Amazon) to agree to issue to the Warrantholder a new warrant as of the Expiration Time with a two-year expiration time that provides the same exercise price and all the other terms and provisions of the Warrant for any such vested and unexercised Warrant Shares (other than this clause (iv)), that also provides that any such unvested Warrant Shares shall vest in accordance with and be subject to the provisions of Section 8(iv)(but otherwise shall not vest, and shall vest in accordance with Section 8(iv) only if as of the Expiration Time there have occurred Vesting Events with respect to a minimum of 80% of the Warrant Shares), and that also takes into account the commercial relationship in effect at such time (such new Warrant, the “New Warrant”), and the Company shall take any necessary steps, including board, shareholder, and Principal Trading Market approvals (if so required) for the issuance of such New Warrant. The Warrantholder shall provide the Company notice hereunder within twenty (20) Business Days of the Expiration Notice Date of its proposed timeline and terms for the New Warrant, and the Company shall negotiate in good faith with the Warrantholder for the issuance of the New Warrant.

(v) If the Warrantholder has not exercised this Warrant in its entirety, following each exercise the Warrantholder shall be entitled to receive from the Company, upon request, a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the maximum aggregate number of Warrant Shares and the number of Warrant Shares as to which this Warrant is or has been so exercised.

(vi) The Company shall either (a) maintain itself, or (b) cause its transfer agent to maintain, in each case, books for the original issuance and the transfer and exercise of the Warrant issuable in connection therewith, in each case in accordance with the terms hereof in book-entry form. If the Company maintains books for the Warrant, then (I) the Company agrees that it will accept instructions from the Warrantholder for the transfer and exercise of the Warrant, to the extent permitted in accordance with the terms of the Warrant and the Transaction Agreement, and (II) the Company shall not require the delivery of the Warrant (unless the Warrantholder requests a new Warrant as provided in Section 2(v)), which at all times shall be in book-entry form, in connection with the transfer or exercise thereof. The Company shall be responsible for all fees and expenses with respect to maintaining the Warrant in book-entry form. In no event shall the Warrantholder be required to post any bond or incur any other financial cost related to the book-entry existence of this Warrant.

(vii) This Warrant, including with respect to its cancellation, is subject to the terms and conditions of the Transaction Agreement. Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Transaction Agreement is terminated in accordance with Section 8.1 thereof or (b) the Warrantholder delivers to the Company a written, irrevocable commitment not to exercise this Warrant, then the Company shall have no obligation to issue, and the Warrantholder shall have no right to acquire, any Warrant Shares under this Warrant, subject to cash exercise under Section 2(iii).

3. Issuance of Warrant Shares; Authorization; Listing.

(i) Upon receipt of a notice of exercise for part or all of this Warrant, the Company shall comply with the Delivery Covenants.

(ii) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Warrantholder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to the Warrantholder’s delivery of the associated Exercise Price (or notice of Cashless Exercise).

(iii) The Warrant Shares so issued shall be deemed for all purposes to have been issued to the Warrantholder as of the close of business on the date on which the Warrant Shares are registered in the share register of the Company, and payment of the associated Exercise Price (or notice of Cashless Exercise) is delivered to the Company in accordance with the terms of this Warrant. The Company shall ensure that at all times there is sufficient corporate authorization, including without limitation any applicable shareholder approval, for the issuance of the Warrant Shares issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time).

(iv) The Company shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant on the Principal Trading Market on which such same class of Equity Securities are then listed or traded, promptly after such Warrant Shares are eligible for listing thereon.

4. No Fractional Shares or Scrip. No fractional Warrant Shares or other Equity Securities or scrip representing fractional Warrant Shares or other Equity Securities shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the fractional Warrant Shares or other Equity Securities shall be rounded up to the next whole Warrant Share or other Equity Securities, and the Warrantholder shall be entitled to receive such rounded-up number of Warrant Shares or other Equity Securities.

5. No Rights as Shareholders. Without limiting in any respect the provisions of the Transaction Agreement and except as otherwise provided by the terms of this Warrant, this Warrant does not entitle the Warrantholder to (i) receive dividends or other distributions (except as subject to Section 8(iii)),

(ii) consent to any action of the shareholders of the Company, (iii) receive notice of or vote at any meeting of the shareholders, (iv) receive notice of any other proceedings of the Company, or (v) exercise any other rights whatsoever, in any such case, as a shareholder of the Company prior to the date of exercise of this Warrant.

6. Charges, Taxes, and Expenses. Issuance of this Warrant and issuance of certificates or book entries for Warrant Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue, registration or transfer tax, assessment or similar governmental charge (other than any such taxes, assessments or charges in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of such issuance, all of which taxes, assessments, charges, and expenses shall be paid by the Company, other than the costs and expenses of counsel for the Warrantholder or its Affiliates.

7. Transfer/Assignment.

(i) This Warrant may be transferred only in accordance with the terms of the Transaction Agreement. Subject to compliance with the first sentence of this Section 7(i), the legend as set forth on the cover page of this Warrant and the terms of the Transaction Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by a duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees (in book entry form and subject to the appropriate cancellation of the existing Warrant in book entry form for the transferred amount of Warrant Shares). If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder shall be entitled to receive from the Company a new Warrant (in book entry form and subject to the appropriate cancellation of the existing Warrant in book entry form for the transferred amount of Warrant Shares) in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than share transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrant in accordance with this Section 7 shall be paid by the Company, other than the costs and expenses of counsel for the transferor and transferee.

(ii) If and for so long as required by the Transaction Agreement, any Warrant book entry issued hereunder shall contain a legend as set forth in Section 4.2 of the Transaction Agreement.

8. Adjustments and Other Rights. The Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that, if more than one subsection of this Section 8 is applicable to a single event, the subsection shall be applied that produces the largest adjustment, and no single event shall cause an adjustment under more than one subsection of this Section 8 so as to result in duplication.

(i) Share Splits, Subdivisions, Reclassifications, or Combinations. If the Company shall at any time or from time to time (a) declare, order, pay, or make a dividend or make a distribution on its Ordinary Shares in additional Ordinary Shares, (b) split, subdivide, or reclassify the outstanding Ordinary Shares into a greater number of shares, or (c) combine or reclassify the outstanding Ordinary Shares into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be proportionately adjusted so that the Warrantholder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of Ordinary Shares which such holder would have owned or been entitled to receive in respect of the Ordinary Shares subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time, but following adjustment, still subject to the vesting provisions of this Warrant on an as-adjusted share number basis). In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination, or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).

(ii) Certain Issuances of Ordinary Shares or Convertible Securities. If the Company shall at any time or from time to time issue Ordinary Shares (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable for Ordinary Shares (collectively, “Convertible Securities”)) (other than transactions to which the adjustments set forth in Section 8(i) or Section 8(iii) are applicable), (1) without consideration or (2) at a consideration per share (or having a conversion price per share) that is less than the Exercise Price (the date of such issuance, the “Pricing Date”) then, in such event:

(A) the number of Warrant Shares issuable upon the exercise of this Warrant held by the Warrantholder on the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of Ordinary Shares outstanding immediately prior to the Pricing Date and (y) the number of additional Ordinary Shares issued (or into which Convertible Securities may be converted) on the Pricing Date and (II) the denominator of which shall be the sum of (x) the number of Ordinary Shares outstanding immediately prior to the Pricing Date and (y) the number of Ordinary Shares (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of Ordinary Shares (or Convertible Securities) would purchase at the Market Price of Ordinary Shares on the Trading Day immediately prior to the Pricing Date; and

(B) the Exercise Price payable upon exercise of this Warrant held by the Warrantholder on the Pricing Date shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of Ordinary Shares issuable upon exercise of this Warrant in full immediately prior to the adjustment in accordance with clause (A) above (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which shall be the number of Ordinary Shares issuable upon exercise of this Warrant in full immediately after the adjustment in accordance with clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).

For purposes of the foregoing, (1) in the case of the issuance of such Ordinary Shares or Convertible Securities for, in whole or in part, any noncash property (or in the case of any noncash property payable upon conversion of any such Convertible Securities), the consideration represented by such noncash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such noncash property as of the Trading Day immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); and (2) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any Convertible Securities in accordance with this Section 8, solely to the extent the Exercise Price and the number of Warrant Shares have been properly reflected for the actual issuance of Ordinary Shares upon the actual conversion of such Convertible Securities, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Ordinary Shares upon the actual conversion of such Convertible Securities in accordance with their terms. Any adjustment made under this Section 8(ii) shall become effective immediately upon the date of such issuance. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made in accordance with this Section 8(ii).

(iii) Distributions. If the Company, at any time while this Warrant is outstanding, declares or makes any dividend or distributes to holders of Ordinary Shares (and not to the Warrantholder) evidence of its indebtedness or assets (including cash and cash dividends or property) or rights or warrants to subscribe for or purchase any security (including, without limitation, any distribution of cash, shares, or other securities, property, or options by way of a dividend, spin-off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction other than dividends or distributions under Section 8(i)) (collectively, a “Distribution”), then the Exercise Price will be adjusted concurrent with the date and time as of which a record is taken for such Distribution, or, if no such record is taken, concurrent with the date and time as of which the record holders of Ordinary Shares are to be determined for the participation in such Distribution (such date, the “Distribution Reference Date”)(and the Warrant may not be exercised concurrent with such record date or Distribution Reference Date), by reducing the Exercise Price by the per share Fair Market Value of such Distribution, provided that in any event, the Exercise Price will not be reduced below $0.01 per share and if the Exercise Price becomes $0.01 per share (or an approximation thereof based on reductions under this paragraph), then the Warrantholder will be entitled to participate in such Distribution as if the Warrantholder had previously exercised and would be the holder of all Warrant Shares, whether vested or not, subject to this Warrant before the record date or Distribution Reference Date of such Distribution.

(iv) Acquisition Transactions. In case of any Acquisition Transaction or reclassification of Ordinary Shares (other than a reclassification of Ordinary Shares either subject to adjustment under Section 8(i) or Section 8(iii) or a Certain Reclassification), notwithstanding anything to the contrary contained herein, (a) the Company shall notify the Warrantholder in writing of such Acquisition Transaction or reclassification as promptly as practicable (and for any Acquisition Transaction that is not resulting from open-market accumulation purchases by a third party without the knowledge of the Company, such notification shall be no later than twenty (20) Business Days prior to the effectiveness thereof), which notice shall specify the expected date on which such Acquisition Transaction is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount and type of consideration to each outstanding Ordinary Share, (b) subject to the Specified Condition, the Warrant Shares shall vest and the Warrant shall become nonforfeitable and exercisable immediately prior to the consummation of such Acquisition Transaction or reclassification, and (c) in the event of the consummation prior to the Expiration Time of an Acquisition Transaction where the consideration in such transaction is not solely cash consideration (where such Acquisition Transaction involves the payment of consideration to shareholders), the Warrantholder’s right to receive Warrant Shares upon exercise of this Warrant shall, at the option of the Warrantholder and to the fullest extent legally possible under Applicable Law, be converted, effective upon the occurrence of such Acquisition Transaction or reclassification, into (I) the right to exercise this Warrant to acquire the number of shares or other securities or property (including cash) that the Ordinary Shares issuable (at the time of such Acquisition Transaction or reclassification) upon exercise of this Warrant immediately prior to such Acquisition Transaction or reclassification would have been entitled to receive upon consummation of such Acquisition Transaction or reclassification or, (II) if any exemption, authorization, consent, notice, or approval under Applicable Law is required or advisable from a Governmental Entity in connection with such Acquisition Transaction or reclassification, upon the Warrantholder’s election in its sole discretion, cash in an amount equal to the Ordinary Shares issuable (at the time of such Acquisition Transaction or reclassification) upon exercise of this Warrant immediately prior to such Acquisition Transaction or reclassification that the Warrantholder would have been entitled to receive upon consummation of such Acquisition Transaction or reclassification based on the Fair Market Value of such consideration (or in case of a tender offer, at the price in cash offered by the offeror to the other shareholders). In determining the kind and amount of shares, securities, or property receivable upon exercise of this Warrant upon and following adjustment under this paragraph, if the holders of Ordinary Shares have the right to elect the kind or amount of consideration receivable upon consummation of such Acquisition Transaction, then the Warrantholder shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares or other securities or property which the Warrantholder shall receive upon exercise of this Warrant. The Company, or the Person or Persons formed by the applicable Acquisition Transaction or reclassification, or that acquire(s) the applicable Ordinary Shares, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Acquisition Transaction or reclassification, shall be as nearly equivalent as possible to the rights and adjustments provided for herein, and the Company shall not be a party to or permit any such Acquisition Transaction or reclassification to occur unless such provisions are made or not precluded, as the case may be, as a part of the terms thereof.

(v) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Notwithstanding any provision of this Section 8 to the contrary, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of an Ordinary Share, but any such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or one-tenth (1/10th) of an Ordinary Share, or more.

(vi) Timing of Issuance of Additional Securities Upon Certain Adjustments. In any event in which (a) the provisions of this Section 8 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (b) the Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Company may defer until the consummation of such event issuing to such Warrantholder the incrementally additional Ordinary Shares or other property issuable upon such exercise by reason of the Subject Adjustment; provided, however, that the Company upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable) upon the consummation of such event.

(vii) Statement Regarding Adjustments. Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 8, the Company shall promptly prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to the Warrantholder as promptly as practicable after the event giving rise to the adjustment.

(viii) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 8 (but only if the action of the type described in this Section 8 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall provide as promptly as practicable written notice to the Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind, or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed. In case of all other actions, such notice shall be given at least ten (10) days prior to the taking of such proposed action unless the Company reasonably determines in good faith that, given the nature of such action, the provision of such notice at least ten (10) days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.

(ix) Adjustment Rules. Any adjustments under this Section 8 shall be made successively whenever an event referred to herein shall occur.

(x) No Impairment. The Company shall not, by amendment of its Constitution, or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. In furtherance and not in limitation of the foregoing, the Company shall not take or permit to be taken any action that would entitle the Warrantholder to an adjustment under this Section 8 if the total number of Ordinary Shares issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all Ordinary Shares then outstanding and all Ordinary Shares then issuable upon the exercise in full of any and all outstanding Equity Securities (disregarding whether or not any such Equity Securities are exercisable by their terms at such time) would not be permissible under Applicable Law including without limitation if there is insufficient shareholder authorization to take such actions.

(xi) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment under this Section 8, the Company shall promptly take any and all action which may be necessary, including obtaining approvals of regulatory or other governmental bodies, the Principal Trading Market, or other applicable securities exchange, corporate, or shareholder approvals or exemptions, so that the Company shall be in compliance with the rules of the Principal Trading Market and may thereafter validly and legally issue as fully paid and nonassessable all Ordinary Shares, or all other securities or other property, that the Warrantholder is entitled to receive upon exercise of this Warrant in accordance with this Section 8. Failure to promptly obtain any required approvals described in the previous sentence shall constitute a breach of this Warrant.

(xii) No Adjustment for Permitted Transactions. Notwithstanding anything in this Warrant to the contrary, no adjustment shall be made under this Section 8 in connection with any Permitted Transaction.

9. Beneficial Ownership Limitation.

(i) Notwithstanding anything in this Warrant to the contrary, the Company shall not honor any exercise of this Warrant, and a Warrantholder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to an attempted exercise set forth on an applicable Notice of Exercise, such Warrantholder (together with such Warrantholder’s Affiliates, and any other Person whose beneficial ownership of Ordinary Shares would be aggregated with the Warrantholder’s for purposes of Section 13(d) or Section 16 of the Exchange Act, and any other applicable regulations of the Commission, including any Group of which the Warrantholder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Ordinary Shares beneficially owned by such Warrantholder and its Attribution Parties shall include the number of Warrant Shares issuable under the Notice of Exercise with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (a) exercise of the remaining, unexercised portion of any Warrant beneficially owned by such Warrantholder or any of its Attribution Parties and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Warrantholder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and any other applicable regulations of the Commission. For purposes of this Section 9, in determining the number of outstanding Ordinary Shares, a Warrantholder may rely on the number of outstanding Ordinary Shares as stated in the most recent of the following: (X) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (Y) a more recent public announcement by the Company that is filed with the Commission, or (Z) a more recent notice by the Company or the Company’s transfer agent to the Warrantholder setting forth the number of Ordinary Shares then outstanding. Upon the written request of a Warrantholder, the Company shall, within three Trading Days thereof, confirm in writing to such Warrantholder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including the exercise of this Warrant, by such Warrantholder or its Attribution Parties since the date as of which such number of outstanding Ordinary Shares was last publicly reported or confirmed to the Warrantholder. The Company shall be entitled to rely on representations made to it by the Warrantholder in any Notice of Exercise regarding its Beneficial Ownership Limitation. The Warrantholder acknowledges that the Warrantholder is solely responsible for any schedules or statements required to be filed by it in accordance with Section 13(d) or Section 16(a) of the Exchange Act.

(ii) The “Beneficial Ownership Limitation” shall initially be 4.999% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares pursuant to such Notice of Exercise (to the extent permitted under this Section 9); provided, however, that by written notice to the Company, which will not be effective until the 61st day after such notice is given by the Warrantholder to the Company, the Warrantholder may waive or amend the provisions of this Section 9 to change the Beneficial Ownership Limitation to any other number, and the provisions of this Section 9 shall continue to apply. Upon any such waiver or amendment to the Beneficial Ownership Limitation, the Beneficial Ownership Limitation may not be further waived or amended by the Warrantholder without first providing the minimum written notice required by the immediately preceding sentence. Notwithstanding the foregoing, at any time following notice of an Acquisition Transaction under Section 8(iv) with respect to an Acquisition Transaction that is pursuant to any tender offer or exchange offer (by the Company or another Person (other than the Warrantholder or any Affiliate of the Warrantholder)), the Warrantholder may waive or amend the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company.

(iii) Notwithstanding the provisions of this Section 9, none of the provisions of this Section 9 shall restrict in any way the number of Ordinary Shares which the Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that the Warrantholder may receive in the event of an Acquisition Transaction as contemplated in Section 8 of this Warrant.

10. Governing Law and Jurisdiction. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly (a) submits to the personal jurisdiction and venue of the Chancery Court of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort, or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction, improper venue and any claims that such courts are an inconvenient forum, and (c) agrees that it shall not bring any claim, action, or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a). Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

12. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

13. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given if (a) sent by the U.S. Postal Service (registered, return receipt service required), United Parcel Service or FedEx, in each case on an overnight basis, signature receipt required, one (1) Business Day after mailing, or (b) if otherwise personally delivered, when delivered with signature receipt required. No notice, request, or instruction may be deemed given through e-mail, and the e-mail addresses provided in this section are simply for courtesy purposes but in no event shall constitute notice under this Warrant. All notices hereunder shall be delivered as set forth below, or in accordance with such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:	Flex Ltd.
Address:	c/o Flextronics International U.S.A.,Inc. 12515-8 Research Blvd, Suite 300 Austin, TX 78759
Attn:	General Counsel
Email:	[***]

with a copy to (which copy alone shall not constitute notice):

Name:	Venable LLP
Address:	151 West 42nd Street New York, NY 10036
Attn:	[***]
Email:	[***]

If to Amazon.com NV Investment Holdings LLC, to:

Name:	Amazon.com NV Investment Holdings LLC c/o Amazon.com, Inc.
Address:	410 Terry Avenue North Seattle, Washington 98109-5210
Attn:	General Counsel

with a copy to (which copy alone shall not constitute notice):

Name:	Gibson, Dunn & Crutcher LLP
Address:	310 University Avenue Palo Alto, California 94301
Attn:	[***]
[***]
Email:	[***]
[***]

14. Entire Agreement. The Transaction Documents and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations, and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

15. Specific Performance. The parties agree that the failure of any party to perform its agreements and covenants under this Warrant, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated by this Warrant, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations under this Warrant, this being in addition to any other remedies to which the parties are entitled at law or equity.

16. Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to, and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

17. Limitation of Liability. No provision of this Warrant, in the absence of any affirmative action by the Warrantholder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The sole liability of the Warrantholder under this Warrant shall be the applicable aggregate Exercise Price if and when this Warrant is exercised in part or in whole.

18. Interpretation. Unless otherwise specified in this Warrant or the context otherwise requires:

(i) when a reference is made in this Warrant to “Sections” or “Annexes” such reference shall be to a Section of, or Annex to, this Warrant unless otherwise indicated;

(ii) references to “parties” refer to the parties to this Warrant;

(iii) the headings contained in this Warrant are for reference purposes only and are not part of this Warrant;

(iv) any reference to a wholly owned subsidiary of a Person shall mean such subsidiary is directly or indirectly wholly owned by such

Person;

(v) the terms defined in the singular have a comparable meaning when used in the plural and vice versa;

(vi) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);

(vii) the terms defined in the singular shall have a comparable meaning when used in the plural and vice versa;

(viii) words importing the masculine gender shall include the feminine and neutral genders and vice versa;

(ix) references to “hereto,” “herein,” “hereby,” “hereof,” “hereunder,” and the like refer to this Warrant as a whole and not to any particular section or provision, unless the context requires otherwise;

(x) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if;”

(xi) whenever the words “include,” “includes,” or “including” are used in this Warrant, they shall be deemed followed by the words “without limitation;”

(xii) the rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(xiii) No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Warrant. The parties have jointly negotiated and drafted this Warrant, and if an ambiguity or a question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Warrant;

(xiv) any forms of agreements attached to this Warrant as exhibits shall be subject only to such ministerial additions, deletions, and modifications as necessary to complete any missing terms contemplated by the form to be completed by the parties or to correct any scrivener’s errors in the form;

(xv) the term “dollars” and the symbol “$” mean U.S. Dollars and all amounts in this Warrant shall be paid in U.S. Dollars, and if any amounts, costs, fees or expenses incurred by any party in connection with this Warrant are denominated in a currency other than U.S. Dollars, to the extent applicable, the U.S. Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to U.S. Dollars at the foreign exchange rates published in the Wall Street Journal or, if not reported thereby, another authoritative source reasonably determined by Warrantholder, in effect at the time such amount, cost, fee or expense is incurred, and if the resulting conversion yields a number that extends beyond two (2) decimal points, rounded to the nearest penny;

(xvi) except as expressly stated in this Warrant, all references to any statute, rule, or regulation are to the statute, rule or regulation as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule, or regulation include any successor to the section;

(xvii) when calculating the period of time within which, or following which, any action is to be taken under this Warrant, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day and references to a number of days shall refer to calendar days unless Business Days are specified, provided however that the foregoing shall not apply to the defined term “Expiration Time”.

19. Definitions. Unless the context otherwise requires, when used herein, the following terms shall have the meanings indicated.

“30-Day VWAP” means, as of any date, the volume-weighted average price per Ordinary Share, or any successor security thereto (rounded to the nearest second decimal place) on the Principal Trading Market (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and the Warrantholder) from and including the Trading Day that is thirty (30) Trading Days preceding such date to and including the last Trading Day immediately preceding such date.

“Acquisition Transaction” has the meaning ascribed to it in the Transaction Agreement.

“Affiliate” has the meaning ascribed to it in the Transaction Agreement.

“Aggregate Consideration” means, in respect of an issuance of Ordinary Shares (or Convertible Securities) as set forth in Section 8(ii), an amount equal to the sum of the gross offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such Ordinary Shares and Convertible Securities, plus the aggregate amount, if any, payable upon conversion of any such Convertible Securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such Convertible Securities are convertible at such time)).

“Amazon” means Amazon.com, Inc., a Delaware corporation.

“Antitrust Laws” has the meaning ascribed to it in the Transaction Agreement.

“Applicable Law” has the meaning ascribed to it in the Transaction Agreement.

“Appraisal Procedure” means a procedure in accordance with the American Institute of Certified Public Accountants, Inc. (“AICPA”) “VS Section 100 - Valuation of a Business, Business Ownership Interest, Security or Intangible Asset” and such other associated AICPA guidance as is reasonable and applicable whereby two (2) independent appraisers, each employed by a firm nationally recognized for its valuation expertise and each reasonably experienced in appraising the market value of securities of size in value and characteristics of the Warrant (each a “Qualified Appraiser”), one chosen by the Company and one chosen by the Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other party appointing its Qualified Appraiser within fifteen (15) days after the date that the Appraisal Procedure is invoked. If within thirty (30) days after receipt by each party of the other party’s notice appointing its Qualified Appraiser, such appraisers are unable to agree upon the amount in question, a third Qualified Appraiser shall be chosen within ten (10) days after the end of such 30-day period: (i) by the mutual consent of such first two (2) Qualified Appraisers; or (ii) if such two (2) first Qualified Appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of Qualified Appraisers on the application of either of the first two Qualified Appraisers. If any Qualified Appraiser initially appointed shall, for any reason, be unable to serve, a successor Qualified Appraiser shall be appointed in accordance with the procedures under which the predecessor Qualified Appraiser was appointed. In the event a third Qualified Appraiser is appointed, the decision of such third Qualified Appraiser shall be given within thirty (30) days after such Qualified Appraiser’s appointment. If three (3) Qualified Appraisers are appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then (a) the determination of such appraiser shall be excluded, (b) the remaining two (2) determinations shall be averaged, and (c) such average shall be binding and conclusive upon the Company and the Warrantholder; otherwise, the average of all three (3) determinations shall be binding and conclusive upon the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne 50% by the Company and 50% by the Warrantholder. The Qualified Appraisers shall act as experts and not arbitrators.

“Attribution Parties” has the meaning set forth in Section 9(i).

“Beneficial Ownership Limitation” has the meaning set forth in Section 9(ii).

“Board” has the meaning ascribed to it in the Transaction Agreement.

“Business Day” has the meaning ascribed to it in the Transaction Agreement.

“Cash Exercise” has the meaning set forth in Section 2(ii).

“Cashless Exercise” has the meaning set forth in Section 2(ii).

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the 30-Day VWAP as of the exercise date over (y) the Exercise Price, and (ii) the denominator of which is the 30-Day VWAP as of the exercise date.

“Certain Reclassification” has the meaning set forth in Schedule I.

“Chosen Courts” has the meaning set forth in Section 10.

“Commercial Arrangements” has the meaning ascribed to it in the Transaction Agreement.

“Commission” has the meaning ascribed to it in the Transaction Agreement.

“Company” means Flex Ltd., a public company limited by shares incorporated under the laws of Singapore.

“Confidentiality Agreement” has the meaning ascribed to it in the Transaction Agreement.

“conversion” has the meaning ascribed to it in the Transaction Agreement.

“Convertible Securities” has the meaning set forth in Section 8(ii).

“Delivery Covenants” has the meaning ascribed to it in the Transaction Agreement.

“Distribution” has the meaning set forth in Section 8(iii).

“Distribution Reference Date” has the meaning set forth in Section 8(iii).

“Equity Securities” has the meaning ascribed to it in the Transaction Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Period” has the meaning set forth in Section 2(ii).

“Exercise Price” has the meaning set forth in Section 1.

“Expiration Closing Price” has the meaning set forth in Section 2(iii).

“Expiration Notice” has the meaning set forth in Section 2(iv).

“Expiration Notice Date” has the meaning set forth in Section 2(iv).

“Expiration Time” has the meaning set forth in Section 2(ii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting reasonably, in good faith and evidenced by a written notice delivered promptly to the Warrantholder (which written notice shall include certified resolutions of the Board in respect thereof). If the Warrantholder objects in writing to the Board’s calculation of fair market value within ten (10) Business Days after receipt of written notice thereof, and the Warrantholder and the Company are unable to agree on the fair market value during the 10-day period following the delivery of the Warrantholder’s objection, the Appraisal Procedure may be invoked by either the Company or the Warrantholder to determine the fair market value of such security or other property by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder objection. For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.

“Governmental Entity” has the meaning ascribed to it in the Transaction Agreement.

“Group” has the meaning ascribed to it in the Transaction Agreement.

“Initial Antitrust Clearance” has the meaning ascribed to it in the Transaction Agreement.

“Initial Number” has the meaning set forth in Section 8(ii).

“Initial Threshold” has the meaning set forth in the definition of “Vesting Event”.

“Market Price” means, with respect to the Ordinary Shares or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Ordinary Shares or of such other security, as applicable, on the Principal Trading Market on such day (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and the Warrantholder). If the Ordinary Shares or such other security, as applicable, are not listed on the Principal Trading Market as of any date of determination, the Market Price of the Ordinary Shares or such other security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Ordinary Shares or such other security, as applicable, are so listed or quoted or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional securities exchange on which the Ordinary Shares or such other security, as applicable, are so listed or quoted, or if the Ordinary Shares or such other security, as applicable, are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Ordinary Shares or such other security, as applicable, in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or if that bid price is not available, the Market Price of the Ordinary Shares or such other security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Ordinary Shares or such other security (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and the Warrantholder). To determine the Market Price of the Ordinary Shares or any such other security, as applicable, on the Trading Day preceding, on, or following the occurrence of an event, (a) that Trading Day shall be deemed to commence immediately after the regularly scheduled closing time of trading on the applicable exchange, market or organization, or if trading is closed at an earlier time, such earlier time and (b) that Trading Day shall end at the next regularly scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. (New York City time), and the specified event occurs at 5:00 p.m. (New York City time) on that day, the Market Price would be determined by reference to such 4:00 p.m. (New York City time) closing price).

“New Warrant” has the meaning set forth in Section 2(iv).

“Notice of Exercise” means a duly completed notice of exercise in substantially the form attached as Annex B hereto and executed by the Warrantholder.

“Notice of Vesting Event” means a duly completed notice of Vesting Event in substantially the form attached as Annex A hereto and executed by the Company.

“Ordinary Shares” means the ordinary shares of the Company.

“Permitted Transactions” means (a) issuances of Ordinary Shares (including upon exercise of options, granting of restricted share unit awards, or settlement of restricted share units) to directors, advisors, employees, former employees (only to the extent an issuance results from an underlying incentive equity award that was made while such individual was still an employee), or consultants of the Company or any of its subsidiaries in accordance with a share option plan, employee share purchase plan, restricted share plan, other employee benefit plan, or other similar compensatory agreement or arrangement approved by the Board or the compensation committee of the Board (and including awards assumed in acquisitions or other strategic transactions), (b) issuances of Ordinary Shares issuable upon exercise of this Warrant, and (c) issuances of Ordinary Shares or Convertible Securities in a financing for capital raising purposes at a consideration per share (or having a conversion price per share) at or above the Market Price of the Ordinary Shares as of the last Business Day prior to the earliest of (i) the pricing of the transaction, or (ii) the public announcement of a proposed sale (or in the case of an underwritten public offering, at or above 95% of the Market Price of the Ordinary Shares as of the Business Day prior to the public announcement of the launch of such offering).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Pricing Date” has the meaning set forth in Section 8(ii).

“Principal Trading Market” means the trading market on which the Ordinary Shares, or any successor security thereto, are primarily listed and quoted for trading, and which, as of the Issue Date is The Nasdaq Stock Market LLC.

“Qualified Appraiser” has the meaning set forth in the definition of “Appraisal Procedure.”

“Qualifying Payments” means gross payments to the Company or its designated Affiliates made by or on behalf of Amazon and/or any of its Affiliates (including by third parties), relating to business anywhere in the world under the Commercial Arrangements or otherwise, less payment amounts attributable to components purchased by the Company or its designated Affiliates upon instruction by Amazon in accordance with the Commercial Arrangements.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Specified Condition” has the meaning set forth in Schedule I.

“Subject Adjustment” has the meaning set forth in Section 8(vi).

“Subject Record Date” has the meaning set forth in Section 8(vi).

“subsidiary” has the meaning ascribed to it in the Transaction Agreement.

“Top Up Amount” has the meaning set forth in Section 2(iii).

“Trading Day” means a day on which the Principal Trading Market is open for trading.

“Transaction Agreement” means the Transaction Agreement, dated as of the date hereof, as it may be amended from time to time, by and between the Company and Amazon, including all annexes, schedules, and exhibits thereto.

“Transaction Documents” has the meaning ascribed to it in the Transaction Agreement.

“Transaction Proceeds” have the meaning set forth in Section 2(iii).

“Transaction Start Date” has the meaning set forth in Section 2(iii).

“Vesting Event” has the meaning set forth in Schedule I.

“Warrant” means this Warrant, issued in connection with the Transaction Agreement.

“Warrant Shares” have the meaning set forth in Section 1.

“Warrantholder” means, in relation to this Warrant, the Person who is the holder of this Warrant. The Warrantholder shall initially be Amazon.com NV Investment Holdings LLC, a Nevada limited liability company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer as of the Issue Date set forth herein.

FLEX LTD.

By:	/s/ B Vijayandran S Balasingam
Name: B Vijayandran S Balasingam
Title: Authorized Signatory

Acknowledged and Agreed

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By:	/s/ Michael Phillips
Name: Michael Phillips
Title: Authorized Signatory

[Signature Page to Warrant]

[Form of Notice of Vesting Event]

Date:

TO: Amazon.com,Inc.

RE: Notice of Vesting Event

Reference is made to that certain Warrant to Purchase Ordinary Shares, dated as of August 15, 2025 (the “Warrant”), issued to Amazon.com NV Investment Holdings LLC representing a warrant to purchase [•] Ordinary Shares of Flex Ltd. (the “Company”). Capitalized terms used herein without definition are used as defined in the Warrant.

The undersigned hereby delivers notice to you that a Vesting Event has occurred under the terms of the Warrant.

A.	Vesting Event. The following Vesting Event has occurred on or around [•], 20___.

___________________________

B.

Vested Warrant Shares. After giving effect to the Vesting Event referenced in Paragraph A above, the aggregate number of Warrant Shares issuable upon exercise of the Warrant that have vested under the terms of the Warrant is:

___________________________

C.	Exercised Warrant Shares. The aggregate number of Warrant Shares issuable upon exercise of the Warrant that have been exercised as of the date hereof is:

___________________________

D.	Purchase Price of Exercised Warrant Shares. The aggregate purchase price of the Warrant Shares that have been exercised as of the date hereof is:

___________________________

E.

Unexercised Warrant Shares. After giving effect to the Vesting Event referenced in Paragraph A above, the aggregate number of Warrant Shares issuable upon exercise of the Warrant that have vested but remain unexercised under the Warrant is:

___________________________

F.	Number of Shares Outstanding. The number of outstanding Ordinary Shares as of the date hereof is:

___________________________

FLEX LTD.

By:

Name:

Title:

[Form of Notice of Exercise]

Date:

TO: Flex Ltd.

RE: Election to Purchase Warrant Shares

The undersigned, in accordance with the provisions set forth in the Warrant dated August 15, 2025, hereby agrees to subscribe for and purchase the number of Warrant Shares set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such Ordinary Shares. A new warrant evidencing the remaining Warrant Shares covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder. Capitalized terms used herein without definition are used as defined in the Warrant.

Number of Warrant Shares with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price in accordance with Section 2(ii) of the Warrant, if any):

________________________________

Method of Payment of Exercise Price (note if Cashless Exercise or Cash Exercise, in either case in accordance with Section 2 of the Warrant, based on the calculation set forth below):

_____________________________

Aggregate Exercise Price: _______________________

Holder:
By:
Name:
Title:

Acknowledged and Agreed

FLEX LTD.

By:
Name:
Title:

ANNEX D

Execution Version

AMENDMENT TO THE WARRANT TO PURCHASE ORDINARY SHARES

This amendment (this “Amendment”) is entered into as of October 9, 2026 (the “Effective Date”), by and among Amazon.com NV Investment Holdings LLC (the “Warrantholder”), Amazon.com Services LLC (the “Assignee”), and Flex Ltd., a public company limited by shares incorporated under the laws of Singapore (the “Company”, together with the Warrantholder and the Assignee, the “Parties”), for the purpose of amending the Warrant to Purchase Ordinary Shares (the “Warrant”), dated as of August 15, 2025, by and between the Company and the Warrantholder.

RECITALS

WHEREAS, the Company intends to distribute to holders of its Ordinary Shares, on a pro rata basis, between approximately 88.0% and 94.0% of the then issued and outstanding shares of common stock of Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (the “Spin-Off Distribution”), which constitutes a Distribution for purposes of Section 8(iii) of the Warrant; and

WHEREAS, the Parties desire to amend the terms of the Warrant to the limited extent set forth in this Amendment.

NOW THEREFORE, in accordance with the terms and conditions set forth in this Amendment, the Parties agree as follows:

1.

Unless expressly modified by the terms of this Amendment, the terms of the Warrant shall continue to apply and remain in full force and effect. Capitalized terms not expressly defined herein shall have the meanings ascribed to them in the Warrant.

2.	Amendment to the Warrant. Effective as of the Effective Date, the Warrant shall be amended as follows:

a. The following is hereby added at the end of Section 8(iii):

“Notwithstanding the foregoing, with respect to the Spin-Off Distribution (as defined in the Amendment to this Warrant, dated as of October 9, 2026 (the “Amendment”)), in lieu of participating in such Spin-Off Distribution as though the Warrantholder were the holder of all Warrant Shares, the Company shall cause SpinCo (as defined in the Amendment) to issue to the Assignee (as defined in the Amendment), in connection with and concurrent with such Spin-Off Distribution, a fully vested warrant in the form shared between the parties (the “SpinCo Warrant”), exercisable at any time on or before the tenth (10th) anniversary of the date of issuance thereof, for cash or on a cashless exercise basis, at an exercise price of $0.01 per share, for a number of shares of SpinCo common stock equal to the quotient of (a) the product of (i) 3,859,851 and (ii) the difference of (A) the product of the Closing Price and the Distribution Ratio minus (B) $51.28, divided by (b) the Closing Price, where the “Closing Price” is the closing price per share of SpinCo common stock on a “when issued basis” on the Trading Day immediately preceding the Spin-Off Distribution (and notwithstanding any other provision of the Warrant, such Closing Price shall be used for purposes of the reduction of the exercise price in connection with the Spin-Off Distribution); provided that if the difference calculated under subclause (ii) hereof is zero or a negative number, no SpinCo Warrant shall be issuable. The issuance of the SpinCo Warrant shall satisfy in full the Warrantholder’s right to participate in the Spin-Off Distribution under this Section 8(iii), and no Ordinary Shares or shares of SpinCo common stock shall be issuable to the Warrantholder in respect of the Spin-Off Distribution. For purposes of this Section 8(iii), “Distribution Ratio” means the quotient that is equal to the number of shares of SpinCo common stock distributed in the Spin-Off Distribution for each Ordinary Share.”

3.

Assignment of the Warrant. Effective as of the Effective Date, the Warrantholder hereby Transfers and assigns to the Assignee all of the Warrantholder’s right, title, and interest in and to the Warrant, and the Assignee hereby accepts such Transfer and assumes all of the obligations of the Warrantholder under the Warrant. The Parties acknowledge and agree that such Transfer constitutes a Permitted Transfer in accordance with Section 4.4(a) of the Transaction Agreement. The Company consents to such Transfer and shall, or shall cause its transfer agent to, promptly record such Transfer on the books of the Company and reflect the Assignee as the registered holder of the Warrant in book-entry form in accordance with Section 2(vi) and Section 7 of the Warrant. From and after the Effective Date, each reference in the Warrant and in this Amendment to the “Warrantholder” shall be deemed to refer to the Assignee.

4.

Condition to Issuance. It shall be a condition to the issuance of the SpinCo Warrant that the Mutual Nondisclosure Agreement, by and between Amazon.com, Inc. and SpinCo, shall have been duly executed and be in full force and effect no later than concurrently with such issuance. If the SpinCo Warrant is not issued concurrently with the Spin-Off Distribution, the Warrantholder’s right to participate in the Spin-Off Distribution under Section 8(iii) of the Warrant shall remain in full force and effect and shall not be deemed satisfied or waived.

5.

Tax Treatment. The Parties acknowledge that the Company intends the Spin-Off Distribution to qualify as a distribution to which Section 355(a) of the Internal Revenue Code of 1986, as amended (the “Code”), applies, and agree as follows for U.S. federal, state, and local tax purposes:

a. If, in connection with the Spin-Off Distribution, the Exercise Price is reduced to $0.01 per Warrant Share, then (i) the Warrantholder shall be treated as having exchanged the Warrant, immediately before the Spin-Off Distribution, for the Warrant as so adjusted in a recapitalization within the meaning of Section 368(a)(1)(E) of the Code in which no gain or loss is recognized by the Warrantholder, (ii) the Warrant, as so adjusted, shall be treated as stock of the Company (and not as a right to acquire stock of the Company) from and after such exchange, and (iii) such reduction shall not be treated as resulting in a deemed distribution to the Warrantholder under Section 305 of the Code. This Amendment is intended to constitute a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) with respect to such recapitalization.

b. Any other reduction of the Exercise Price in connection with the Spin-Off Distribution shall be treated as an adjustment made pursuant to a bona fide, reasonable adjustment formula having the effect of preventing dilution of the Warrantholder’s interest, within the meaning of Treasury Regulations Section 1.305-7(b), and shall not be treated as resulting in a deemed distribution to the Warrantholder under Section 305 of the Code.

c. The SpinCo Warrant shall be treated as stock of SpinCo (and not as a right to acquire stock of SpinCo). The SpinCo Warrant shall be treated as having been issued by SpinCo to the Company and distributed by the Company to the Warrantholder in the Spin-Off Distribution, and the Warrantholder’s receipt of the SpinCo Warrant shall be treated as a distribution of stock of SpinCo with respect to stock of the Company to which Section 355(a) of the Code applies and in which no gain or loss is recognized by the Warrantholder.

d. No Party shall take any position for tax purposes that is inconsistent with this Section 5, unless required by a determination within the meaning of Section 1313(a) of the Code. The Company shall cause the SpinCo Warrant, as issued, to provide for tax treatment consistent with this Section 5.

6.

Miscellaneous. Sections 10 (Governing Law and Jurisdiction), 11 (Binding Effect), 12 (Amendments), 13 (Notices), 14 (Entire Agreement), and 18 (Interpretation) of the Warrant, and Sections 8.4 (Counterparts) and 8.9 (Severability) of the Transaction Agreement, are incorporated herein by reference and apply to this Amendment mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Effective Date.

COMPANY:

FLEX LTD.

By:	/s/ B Vijayandran S Balasingam
Name: B Vijayandran S Balasingam
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By:	/s/ Michael Phillips
Name: Michael Phillips
Title: Authorized Signatory

ASSIGNEE:

AMAZON.COM SERVICES LLC

By:	/s/ Michael Phillips
Name: Michael Phillips
Title: Authorized Signatory

ANNEX E

Final Form

WARRANT TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED PURSUANT TO, AND IN CONNECTION WITH, THE AMENDMENT TO THE WARRANT TO PURCHASE ORDINARY SHARES, DATED AS OF [•], 2026, BY AND AMONG FLEX LTD., AMAZON.COM NV INVESTMENT HOLDINGS LLC AND AMAZON.COM SERVICES LLC.

WARRANT

to purchase

[•]

Shares of Common Stock of

Axiom Solutions International, Inc.

a Texas Corporation

Issue Date: [•], 2027

1. Number of Warrant Shares; Exercise Price. This certifies that, for value received, Warrantholder or its permitted assigns or transferees is entitled, upon the terms hereinafter set forth, to acquire from the Company, in whole or in part, up to a maximum aggregate of [•] fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), at a purchase price per share of Common Stock equal to $0.01 (the “Exercise Price”). This Warrant is fully vested and nonforfeitable as of the Issue Date, and no portion of this Warrant is subject to any vesting condition, performance condition, or forfeiture. The number of Warrant Shares set forth above is equal to the quotient of (a) the product of (i) 3,859,851 and (ii) the difference of (A) the product of the Closing Price and the Distribution Ratio minus (B) $51.28, divided by (b) the Closing Price, provided that if the difference calculated under subclause (ii) hereof is zero or a negative number, no Warrant Shares shall be issuable and this Warrant shall be null and void. For purposes hereof, the “Closing Price” is the closing price per share of Common Stock on a “when issued basis” on the Trading Day immediately preceding the Distribution.

2. Exercise of Warrant; Term; Book Entry.

(i) Subject to compliance with the Antitrust Laws, the right to purchase Warrant Shares represented by this Warrant is exercisable, in whole or in part by Warrantholder, at any time or from time to time on or after the Issue Date, but in no event later than 5:00 p.m., Seattle time, on the tenth anniversary of the Issue Date (subject to extension in accordance with Section 2(ii), such time as stayed if applicable, the “Expiration Time”, and such period from the Issue Date through the Expiration Time, the “Exercise Period”), by (a) the delivery of the Notice of Exercise to the Company in accordance with Section 16 and (b) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of Warrantholder, either: (I) by wire transfer of immediately available funds to an account designated by the Company (such manner of exercise, a “Cash Exercise”) or (II) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) so as to yield a number of Warrant Shares equal to the product of (x) the number of Warrant Shares issuable upon such exercise (if payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”); provided that such product shall be rounded to the nearest whole Warrant Share.

(ii) In the event any approval requirements or waiting periods are imposed by applicable antitrust or foreign investment laws or any other Applicable Law in connection with the exercise of this Warrant, Warrantholder may deliver a Notice of Exercise that is contingent upon obtaining such approval or the expiration or termination of such waiting period, and the Exercise Period will be stayed during the pendency of such approval or waiting period so long as Warrantholder delivers the Notice of Exercise before the Expiration Time.

(iii) If Warrantholder has not exercised this Warrant in its entirety, following each exercise Warrantholder’s book entry position shall be amended to properly reflect that number of Warrant Shares equal to the difference between the maximum aggregate number of Warrant Shares and the number of Warrant Shares as to which this Warrant is or has been so exercised.

(iv) The Company shall either (a) maintain itself, or (b) cause its transfer agent to maintain, in each case, books for the original issuance, transfer, and exercise of this Warrant in book-entry form. The Company agrees that it will accept instructions from Warrantholder for the transfer and exercise of this Warrant in accordance with the terms hereof, and shall not require the delivery of this Warrant, which at all times shall be in book-entry form, in connection with the transfer or exercise thereof. The Company shall be responsible for all fees and expenses with respect to maintaining this Warrant in book-entry form. In no event shall Warrantholder be required to post any bond or incur any other financial cost related to the book entry existence of this Warrant.

3. Issuance of Warrant Shares; Authorization; Listing.

(i) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by Warrantholder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to Warrantholder’s delivery of the associated Exercise Price (or notice of Cashless Exercise).

(ii) The Warrant Shares so issued shall be deemed for all purposes to have been issued to Warrantholder as of the close of business on the date on which the Notice of Exercise and payment of the associated Exercise Price (or notice of Cashless Exercise) are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or book-entries representing such Warrant Shares may not be actually delivered on such date or credited to Warrantholder’s DTC account, as the case may be. The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, the aggregate Warrant Shares then issuable upon exercise of this Warrant in full, solely for the purpose of providing for the exercise of this Warrant.

(iii) The Company shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of the Warrant Shares on the Principal Trading Market on which the same class of Equity Securities are then listed or traded, promptly after such Warrant Shares are eligible for listing thereon.

4. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which Warrantholder would otherwise be entitled, the fractional Warrant Shares shall be rounded up to the next whole Warrant Share, and Warrantholder shall be entitled to receive such rounded-up number of Warrant Shares.

5. No Rights as Shareholders. Except as otherwise provided by the terms of this Warrant, this Warrant does not entitle Warrantholder to (i) receive dividends or other distributions (except as subject to Section 8(ii)), (ii) consent to any action of the shareholders of the Company, (iii) receive notice of or vote at any meeting of the shareholders, (iv) receive notice of any other proceedings of the Company, or (v) exercise any other rights whatsoever, in any such case, as a shareholder of the Company prior to the date of exercise of this Warrant.

6. Charges, Taxes, and Expenses. Issuance of this Warrant and issuance of certificates or book entries for Warrant Shares to Warrantholder upon the exercise of this Warrant shall be made without charge to Warrantholder for any issue, registration or transfer tax, assessment or similar governmental charge (other than any such taxes, assessments or charges in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of such issuance, all of which taxes, assessments, charges, and expenses shall be paid by the Company, other than the costs and expenses of counsel for Warrantholder or its Affiliates.

7. Transfer/Assignment. Subject to compliance with the legend set forth on the cover page of this Warrant and applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by a duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees (in book entry form and subject to the appropriate cancellation of the existing Warrant in book entry form for the transferred amount of Warrant Shares). If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder shall be entitled to receive from the Company a new Warrant (in book entry form and subject to the appropriate cancellation of the existing Warrant in book entry form for the transferred amount of Warrant Shares) in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution, and delivery of the new Warrant in accordance with this Section 7 shall be paid by the Company, other than the costs and expenses of counsel for the transferor and the transferee. Any Warrant book entry issued hereunder shall contain a legend as set forth in the first paragraph on the cover page of this Warrant.

8. Adjustments.

(i) Subdivisions, Combinations, and Stock Dividends. If the Company at any time subdivides or combines its outstanding shares of Common Stock, or pays a dividend or makes a distribution on its Common Stock payable in shares of Common Stock, then the number of Warrant Shares and the Exercise Price shall each be proportionately adjusted, effective concurrent with such event, so that Warrantholder is placed in the same position as a holder of record of the Warrant Shares immediately prior to such event; provided, however, that in no event shall the Exercise Price be less than the par value of the Common Stock.

(ii) Distributions. If the Company at any time declares or makes any dividend or distribution to holders of Common Stock of cash, indebtedness, assets, or property, or of rights or warrants to subscribe for or purchase any security (other than a dividend or distribution covered by Section 8(i)), then Warrantholder shall be entitled to participate in such dividend or distribution, at the same time and on the same terms as holders of Common Stock, as if Warrantholder were the holder of record of the number of Warrant Shares then issuable upon exercise of this Warrant in full.

(iii) Fundamental Transaction. If the Company consolidates or merges with or into another Person, or sells, leases, licenses, or otherwise disposes of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, in each case pursuant to which the Common Stock is converted into or exchanged for cash, securities, or other property, then: (a) if the consideration payable to holders of Common Stock consists solely of cash, this Warrant shall be deemed automatically exercised in full immediately prior to the consummation thereof, and Warrantholder shall be entitled to receive, in respect of each Warrant Share then issuable upon exercise of this Warrant in full, an amount in cash equal to the excess of (1) the per share consideration payable to holders of Common Stock over (2) the Exercise Price, whereupon this Warrant shall terminate (without relieving the Company or its successor of any obligation arising prior to such termination); and (b) if the consideration consists, in whole or in part, of securities or other non-cash property, the Company shall cause the acquiring, surviving, or successor Person to assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the securities or other property that a holder of record of the number of Warrant Shares then issuable upon exercise of this Warrant in full would have been entitled to receive in such transaction, subject to further adjustment in accordance with this Section 8.

9. Beneficial Ownership Limitation.

(i) Notwithstanding anything in this Warrant to the contrary, the Company shall not honor any exercise of this Warrant, and Warrantholder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to an attempted exercise set forth on an applicable Notice of Exercise, Warrantholder (together with its Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with Warrantholder’s for purposes of Section 13(d) or Section 16 of the Exchange Act, and any other applicable regulations of the Commission, including any Group of which Warrantholder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by Warrantholder and its Attribution Parties shall include the number of Warrant Shares issuable under the Notice of Exercise with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (a) exercise of the remaining, unexercised portion of this Warrant beneficially owned by Warrantholder or any of its Attribution Parties and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by Warrantholder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and any other applicable regulations of the Commission, and in determining the number of outstanding shares of Common Stock, Warrantholder may rely on the number of outstanding shares of Common Stock as stated in the most recent of (X) the Company’s most recent periodic or annual filing with the Commission, (Y) a more recent public announcement by the Company that is filed with the Commission, or (Z) a more recent notice by the Company or the Company’s transfer agent to Warrantholder setting forth the number of shares of Common Stock then outstanding. Upon the written request of Warrantholder, the Company shall, within three Trading Days thereof, confirm in writing to Warrantholder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including the exercise of this Warrant, by Warrantholder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to Warrantholder. The Company shall be entitled to rely on representations made to it by Warrantholder in any Notice of Exercise regarding its Beneficial Ownership Limitation. Warrantholder acknowledges that Warrantholder is solely responsible for any schedules or statements required to be filed by it in accordance with Section 13(d) or Section 16(a) of the Exchange Act.

(ii) The “Beneficial Ownership Limitation” shall initially be 4.999% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares pursuant to such Notice of Exercise (to the extent permitted under this Section 9); provided, however, that by written notice to the Company, which will not be effective until the 61st day after such notice is given by Warrantholder to the Company, Warrantholder may waive or amend the provisions of this Section 9 to change the Beneficial Ownership Limitation to any other number, and the provisions of this Section 9 shall continue to apply. Upon any such waiver or amendment to the Beneficial Ownership Limitation, the Beneficial Ownership Limitation may not be further waived or amended by Warrantholder without first providing the minimum written notice required by the immediately preceding sentence. Notwithstanding the foregoing, at any time following the commencement of a tender offer or exchange offer (by the Company or another Person other than Warrantholder or any Affiliate of Warrantholder) that, if consummated, would result in a transaction contemplated by Section 8(iii), Warrantholder may waive or amend the Beneficial Ownership Limitation effective immediately upon written notice to the Company, and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company.

(iii) Notwithstanding the provisions of this Section 9, none of the provisions of this Section 9 shall restrict in any way the number of shares of Common Stock which Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that Warrantholder may receive in the event of a transaction contemplated by Section 8(iii).

10. Cooperative Covenants. The Company and Warrantholder shall comply with the covenants set forth on Annex A hereto (the “Cooperative Covenants”), which are incorporated herein by reference and form a part of this Warrant.

11. Confidentiality. The Company shall execute and deliver the Confidentiality Agreement concurrently with the issuance of this Warrant. Any information furnished by or on behalf of either party to the other party in connection with this Warrant shall be subject to the terms of the Confidentiality Agreement.

12. Representations and Warranties of the Company. The Company hereby represents and warrants to Warrantholder as of the Issue Date as follows:

(i) Organization and Authority. The Company has been duly incorporated and is validly existing as a for-profit corporation in good standing under the laws of the State of Texas, with full corporate power and authority to own its properties and conduct its business in all material respects as currently conducted.

(ii) Capitalization. The number of Warrant Shares is determined in accordance with the second sentence of Section 1. As of the Issue Date, and after giving effect to the issuance of this Warrant, the Warrant Shares issuable upon exercise of this Warrant in full represent [•]% of the outstanding shares of Common Stock on a Fully Diluted Basis.

(iii) The Warrant and Warrant Shares. This Warrant has been duly authorized by the Company and constitutes a valid, legal, and binding obligation of the Company in accordance with its terms, except as the same may be limited by the Bankruptcy and Equity Exceptions. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of this Warrant, and when so issued, paid for, and delivered upon due exercise of this Warrant, will be validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances, other than liens or encumbrances arising as a matter of Applicable Law or created by or at the direction of Warrantholder or any of its Affiliates.

(iv) Authorization, Enforceability. The Company has full power and authority to execute and deliver this Warrant, to consummate the transactions contemplated hereby, and to carry out its obligations hereunder. The execution, delivery, and performance by the Company of this Warrant and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and its shareholders, and no further approval or authorization is required on the part of the Company or its shareholders. This Warrant, assuming the due authorization, execution, and delivery by Warrantholder, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exceptions”).

(v) No Conflicts. The execution, delivery, and performance by the Company of this Warrant, the consummation of the transactions contemplated hereby, and compliance by the Company with any of the provisions hereof, will not (a) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any lien, security interest, charge, or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under, any of the terms, conditions, or provisions of (i) its Organizational Documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of its properties or assets is bound, or (b) subject to compliance with the matters referred to in Section 12(vi), violate any Applicable Law or Order applicable to the Company or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (a)(ii) and (b), for those occurrences that would not reasonably be expected to be material to the Company and its subsidiaries, taken as a whole.

(vi) Consents. Other than (a) such notices, filings, exemptions, reviews, authorizations, consents, or approvals as have been made or obtained as of the Issue Date, and (b) notices, filings, exemptions, reviews, authorizations, consents, or approvals as may be required under, and other applicable requirements of, (i) any Antitrust Laws, to the extent applicable, (ii) the Exchange Act, (iii) the Securities Act, and (iv) the Principal Trading Market, no notice to, filing with, exemption or review by, or authorization, consent, or approval of, any Governmental Entity is required to be made or obtained by the Company or any of its subsidiaries in connection with the issuance of this Warrant or the other transactions contemplated hereby.

(vii) Covered Foreign Persons. The Company is not a “covered foreign person” within the meaning of 31 C.F.R. § 850.209 and it will not transfer or use any of the capital contributed by the Warrantholder as part of the transaction contemplated by this Warrant to fund any “covered foreign person”. The Company (i) does not engage in, and does not plan to engage in, any “covered activity” within the meaning of 31 C.F.R. § 850.208, and (ii) does not directly or indirectly hold a board seat on, any voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies, of any person or persons of a country of concern, as defined in 31 C.F.R. § 850.221, from which the Company attributes more than 50 percent of its revenue, net income, capital expenditure, or operating expenses on an annual basis, individually or as aggregated across such Persons.

13. Governing Law and Jurisdiction. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly (a) submits to the personal jurisdiction and venue of the Chancery Court of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort, or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction, improper venue, and any claims that such courts are an inconvenient forum, and (c) agrees that it shall not bring any claim, action, or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a). Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

14. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

15. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and Warrantholder.

16. Notices. Any notice, request, instruction, or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given if (a) sent by the U.S. Postal Service (registered, return receipt service required), United Parcel Service or FedEx, in each case on an overnight basis, signature receipt required, one (1) Business Day after mailing, or (b) if otherwise personally delivered, when delivered with signature receipt required. No notice, request, or instruction may be deemed given through e-mail, and the e-mail addresses provided in this section are simply for courtesy purposes but in no event shall constitute notice under this Warrant. All notices hereunder shall be delivered as set forth below, or in accordance with such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:   Axiom Solutions International, Inc.

Address:  [•]

Attn:    [•]

Email:   [•]

with a copy to (which copy alone shall not constitute notice):

Name:   [•]

Address:  [•]

Attn:    [•]

Email:   [•]

If to Amazon.com Services LLC, to:

Name: Amazon.com Services LLC

c/o Amazon.com, Inc.

Address: 410 Terry Avenue North

Seattle, Washington 98109-5210

Attn: General Counsel

with a copy to (which copy alone shall not constitute notice):

Name: Gibson, Dunn & Crutcher LLP

Address: 310 University Avenue

Palo Alto, California 94301

Attn: [***]

[***]

Email: [***]

[***]

17. Entire Agreement. This Warrant and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations, and warranties, both written and oral, between the parties, with respect to the subject matter hereof; provided that nothing in this Warrant shall limit, supersede, or otherwise affect the Amendment or any rights or obligations of Warrantholder or Flex Ltd. thereunder.

18. Specific Performance. The parties agree that the failure of any party to perform its agreements and covenants under this Warrant, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated by this Warrant, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations under this Warrant, this being in addition to any other remedies to which the parties are entitled at law or equity.

19. Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to, and not in substitution for, any other rights or remedies available at law, in equity, or otherwise.

20. Limitation of Liability. No provision of this Warrant, in the absence of any affirmative action by Warrantholder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Warrantholder, shall give rise to any liability of Warrantholder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The sole liability of Warrantholder under this Warrant shall be the applicable aggregate Exercise Price if and when this Warrant is exercised in part or in whole.

21. Interpretation. When a reference is made in this Warrant to “Sections” or “Annexes,” such reference shall be to a Section of, or Annex to, this Warrant unless otherwise indicated. References to “parties” refer to the parties to this Warrant. The headings contained in this Warrant are for reference purposes only and are not part of this Warrant. Terms defined in the singular have a comparable meaning when used in the plural and vice versa. References to “hereto,” “herein,” “hereby,” “hereof,” “hereunder,” and the like refer to this Warrant as a whole. Whenever the words “include,” “includes,” or “including” are used in this Warrant, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Warrant. The term “dollars” and the symbol “$” mean U.S. Dollars. When calculating the period of time within which, or following which, any action is to be taken under this Warrant, the date that is the reference day in calculating such period shall be excluded, and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day.

22. Definitions. Unless the context otherwise requires, when used herein, the following terms shall have the meanings indicated.

“30-Day VWAP” means, as of any date, the volume-weighted average price per share of the Common Stock, or any successor security thereto (rounded to the nearest second decimal place), on the Principal Trading Market (as reported by Bloomberg L.P. (or its successor) or if not available, by Dow Jones & Company Inc., or if neither is available, by another authoritative source mutually agreed by the Company and Warrantholder) from and including the Trading Day that is thirty (30) Trading Days preceding such date to and including the last Trading Day immediately preceding such date.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Amendment” means the Amendment to the Warrant to Purchase Ordinary Shares, dated as of [•], 2026, by and among Flex Ltd., Amazon.com NV Investment Holdings LLC and Warrantholder.

“Antitrust Laws” means the HSR Act and any other United States federal or state or non-U.S. statutes, rules, regulations, orders, decrees, administrative or judicial doctrines, or other Applicable Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Applicable Law” means, with respect to any Person, any federal, state, local, municipal, foreign, or other law, statute, ordinance, code, rule, regulation, or Order applicable to such Person.

“Attribution Parties” has the meaning set forth in Section 9(i).

“Bankruptcy and Equity Exceptions” has the meaning set forth in Section 12(iv).

“Beneficial Ownership Limitation” has the meaning set forth in Section 9(ii).

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Cash Exercise” has the meaning set forth in Section 2(i).

“Cashless Exercise” has the meaning set forth in Section 2(i).

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the 30-Day VWAP as of the exercise date over (y) the Exercise Price, and (ii) the denominator of which is the 30-Day VWAP as of the exercise date.

“Chosen Courts” has the meaning set forth in Section 13.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company.

“Company” means Axiom Solutions International, Inc., a Texas corporation.

“Confidentiality Agreement” means the Mutual Nondisclosure Agreement, dated [•], 2027, by and between Amazon.com, Inc. and the Company.

“Cooperative Covenants” has the meaning set forth in Section 10.

“Distribution” means the pro rata distribution by Flex Ltd. to holders of its ordinary shares of [•]% of the outstanding shares of Common Stock of the Company.

“Distribution Ratio” means the quotient that is equal to the number of shares of Common Stock distributed in the Distribution for each ordinary share of Flex Ltd..

“Equity Securities” means, with respect to any Person, any capital stock of, or other equity interest in, such Person, and any security or instrument convertible into, exchangeable for, or exercisable for any such capital stock or other equity interest.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Period” has the meaning set forth in Section 2(i).

“Exercise Price” has the meaning set forth in Section 1.

“Expiration Time” has the meaning set forth in Section 2(i).

“Fully Diluted Basis” means the number of shares of Common Stock which would then be outstanding, assuming the issuance of all shares reserved for issuance under any stock or other incentive plan of the Company and the complete vesting, exercise, exchange, or conversion of all then-outstanding Equity Securities of the Company, including, for the avoidance of doubt, the Warrant Shares.

“Governmental Entity” means any federal, national, state, local, municipal, international, or multinational government or political subdivision thereof, governmental department, commission, board, bureau, agency, taxing or regulatory authority, judicial or administrative body, official, tribunal, or other instrumentality of any government.

“Group” has the meaning given to it in Section 13(d)(3) of the Exchange Act.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Issue Date” means the date set forth on the cover page of this Warrant.

“Notice of Exercise” means a duly completed notice of exercise in substantially the form attached as Annex B hereto and executed by Warrantholder.

“Order” means any order, writ, injunction, judgment, decree, ruling, or award of any Governmental Entity.

“Organizational Documents” means, with respect to the Company, its certificate of formation and bylaws, each as amended.

“Person” means any individual, corporation, partnership, limited liability company, association, trust, or other entity or organization, including any Governmental Entity.

“Principal Trading Market” means the trading market on which the Common Stock, or any successor security thereto, is primarily listed and quoted for trading, and which, as of the Issue Date is the Nasdaq Stock Market LLC.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Principal Trading Market is open for the transaction of business.

“Warrant Shares” has the meaning set forth in Section 1.

“Warrantholder” means Amazon.com Services LLC and its permitted assigns and transferees.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issue Date.

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:

Acknowledged and Agreed

AMAZON.COM SERVICES LLC

By:
Name:
Title:

ANNEX A

COOPERATIVE COVENANTS

1. Regulatory Covenants. Each party shall use its commercially reasonable efforts to obtain all exemptions, authorizations, consents, or approvals from, and to make all filings with and give all notices to, any Governmental Entity required in connection with any exercise of this Warrant, and shall cooperate fully with the other party in doing so; provided, that notwithstanding anything to the contrary contained herein, nothing in this Section 1 shall require, or be construed to require, any party or any of its Affiliates to agree to sell, hold separate, divest, discontinue, or limit (or accept any conditions relating to, or changes or restrictions in, the operation of) any assets, business, or interests of it or its Affiliates). Without limiting the foregoing, as promptly as practicable after written notice from Warrantholder (but in the case of the HSR Act, no later than ten (10) Business Days after such written notice), the parties shall file any Notification and Report Forms required under the HSR Act with the Federal Trade Commission and the United States Department of Justice, make or give all other filings, requests, or notices required under any other Antitrust Laws with respect to the issuance of the Warrant Shares, and supply as promptly as reasonably practicable any information or documentary material that may be required or requested under the HSR Act or any other Antitrust Laws.

2. Public Announcements. Except as required by Applicable Law or by the rules or requirements of any stock exchange on which the securities of a party are listed, no party shall make, or cause to be made, or permit any of its Affiliates to make, any press release or public announcement or other similar communication in respect of this Warrant or the transactions contemplated hereby without the prior written consent (not to be unreasonably withheld, conditioned, or delayed) of the other party. Notwithstanding the foregoing, no party shall be required to obtain the consent of the other party to any release, announcement, or communication to the extent it includes information that (a) is the same (but for changes in formatting, ordering, or inclusion of unrelated matters) as a release, announcement, or communication previously consented to by the other party or previously released by either party without violation of this Annex A, (b) is required to be disclosed under GAAP (and, for the avoidance of doubt, the Company shall have the sole right to determine the valuation of this Warrant for purposes of GAAP), or (c) is required in connection with any Form 4, Schedule 13D, Schedule 13G, Form 8-K, Form 10-Q, Form 10-K, Schedule 14A, or other disclosure required by the Commission, the Principal Trading Market, or other Governmental Entity. To the extent any such disclosure contains information regarding this Warrant not previously disclosed in accordance with this paragraph, such disclosure shall be subject to the prior consent of the other party (unless it is required to be in such form under Applicable Law), which shall not be unreasonably withheld, conditioned, or delayed, and to a reasonable opportunity for the other party to propose revisions, which revisions such party shall make absent a reasonable basis for objection.

3. Tax Treatment. Warrantholder and the Company agree to treat the issuance of this Warrant, for U.S. federal, state, and local tax purposes, (a) in the manner set forth in Section 5 (Tax Treatment) of the Amendment, and in particular as a distribution by Flex Ltd. to Warrantholder of stock or securities of the Company to which Section 355(a) of the Internal Revenue Code of 1986, as amended (the “Code”), applies and in which no gain or loss is recognized by Warrantholder, and not as a closed, taxable transaction, and (b) not as a transaction in connection with the performance of services within the meaning of Section 83 of the Code. Neither Warrantholder nor the Company shall take any position for tax purposes that is inconsistent with the foregoing, unless required by a determination within the meaning of Section 1313(a) of the Code.

4. MNPI. Except as is otherwise required pursuant to the terms of this Warrant, the Company shall not, and shall cause its subsidiaries not to, provide material nonpublic information to Warrantholder, its Affiliates, or their respective representatives, except for communications directly related to the satisfaction of any conditions under, or obligations of, this Warrant or the performance of the commercial relationship between the Company and its Affiliates, on the one hand, and Warrantholder or its Affiliates, on the other hand.

5. Certain Activities. The Company shall not engage in any “covered activity” within the meaning of 31 C.F.R. § 850.208 or otherwise take any action that would cause the Company to be a “covered foreign person” within the meaning of 31 C.F.R. § 850.209.

ANNEX B

NOTICE OF EXERCISE

To: Axiom Solutions International, Inc.

RE: Election to Exercise Warrant Shares

Reference is made to the Warrant to purchase shares of Common Stock of Axiom Solutions International, Inc., with an Issue Date of [•], 2027 (the “Warrant”). Capitalized terms used but not defined herein have the meanings given in the Warrant. The undersigned Warrantholder hereby:

1.	elects to exercise the Warrant with respect to ______ Warrant Shares; and

2.	elects to effect such exercise as a [Cash Exercise][Cashless Exercise].

AMAZON.COM SERVICES LLC

By:
Name:
Title:
Date: